As Filed with the Securities and Exchange Commission on July 1, 1998
                                        Registration No.   333-45727
                                                           811-08635

==========================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 Pre-Effective Amendment No.                [ ]

                Post-Effective Amendment No.  1              [X]

                                 and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                Amendment No.   2                            [X]

                              Variable Account A
                           (Exact Name of Registrant)

                     Keyport Benefit Life Insurance Company
                              (Name of Depositor)

                 125 High Street,  Boston, Massachusetts 02110
        (Address of Depositor's Principal Executive Offices)  (Zip Code)

        Depositor's Telephone Number, including Area Code:  617-526-1400

                          Bernard R. Beckerlegge, Esq.
                     Keyport Benefit Life Insurance Company
                                125 High Street
                                Boston, MA 02110
                    (Name and Address of Agent for Service)

                                Copies to:

                            Joan E. Boros, Esq.

            Jorden Burt Boros Cicchetti Berenson & Johnson LLP

                    1025 Thomas Jefferson Street, N.W.
                           Washington, DC 20007

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:
( ) immediately upon filing pursuant to paragraph (b) of Rule 485
( ) on [date] pursuant to paragraph (b) of Rule 485

(X) 60 days after filing pursuant to paragraph (a)(1) of Rule 485

( ) on [date] pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered: Variable Portion of the Contracts Funded Through the Separate Account.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.
===========================================================================
=

Exhibit List on Page ____


                       CONTENTS OF REGISTRATION STATEMENT


                                The Facing Sheet

                               The Contents Page

                             Cross-Reference Sheet


                                     PART A

                                   Prospectus


                                     PART B

                      Statement of Additional Information


                                     PART C

                                 Items 24 - 32

                                 The Signatures

                                    Exhibits

                              VARIABLE ACCOUNT A

                     KEYPORT BENEFIT LIFE INSURANCE COMPANY

                       CROSS REFERENCE TO ITEMS REQUIRED
                                  BY FORM N-4

N-4 Item       Caption in Prospectus

 1.            Cover Page
 2.            Glossary of Special Terms
 3.            Summary of Expenses

 4.            Performance Information

 5.            Keyport Benefit and the Variable Account
               Eligible Funds
 6.            Deductions
 7.            Allocations of Purchase Payments
               Transfer of Variable Account Value
               Substitution of Eligible Funds and Other Variable Account
                  Changes
               Modification of the Certificate
               Death Provisions for Non-Qualified Certificates
               Death Provisions for Qualified Certificates
               Certificate Ownership
               Assignment
               Partial Withdrawals and Surrender
               Annuity Benefits
               Suspension of Payments
               Inquiries by Certificate Owners
 8.            Annuity Provisions
 9.            Death Provisions for Non-Qualified Certificates
               Death Provisions for Qualified Certificates
               Annuity Options
10.            Purchase Payments and Applications
               Variable Account Value
               Valuation Periods
               Net Investment Factor
               Sales of the Certificates
11.            Partial Withdrawals and Surrender
               Option A:  Income For a Fixed Number of Years
               Right to Revoke
12.            Tax Status
13.            Legal Proceedings
14.            Table of Contents - Statement of Additional Information

               Caption in Statement of Additional Information

15.            Cover Page
16.            Table of Contents
17.            Keyport Benefit Life Insurance Company
18.            Safekeeping of Assets, Experts
19.            Not applicable
20.            Principal Underwriter
21.            Investment Performance
22.            Variable Annuity Benefits
23.            Financial Statements



This Amendment to the registration statement on Form N-4 which became effective on June 25, 1998 (the "Registration Statement") is being filed pursuant to Rule 485(a) under the Securities Act of 1933, as amended, to supplement the Registration Statement with a separate prospectus and statement of additional information ("SAI"), and related exhibits, describing a particular form of the Group Flexible Premium Deferred Annuity Contract. This Amendment relates only to the prospectus, SAI, and exhibits included in this Amendment and does not otherwise delete, amend, or supersede any information contained in the Registration Statement.






                                     PART A



                       July 15, 1998 Prospectus for





                              KEYPORT BENEFIT
                     KEYPORT ADVISOR VARIABLE ANNUITY






                      Including Fund Prospectuses for

                          THE ALGER AMERICAN FUND

               ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

                     LIBERTY VARIABLE INVESTMENT TRUST

                       MFS VARIABLE INSURANCE TRUST

                    STEINROE VARIABLE INVESTMENT TRUST




                           Annuities are:
                             not insured by the FDIC;
                             not a deposit or other obligation of, or
                                guaranteed by, the depository institution;
                             subject to investment risks, including the
                                possible loss of principal amount invested.



Distributed by:

Keyport Financial Services Corp.
125 High Street, Boston, MA 02110-2712

Issued by:
Keyport Benefit Life Insurance Company
100 Manhattanville Road, Purchase, NY 05077

Keyport Benefit Service Office
125 High Street, Boston, MA 02110-2712

Service Hotline 800-367-3653 (Press 3)

KBLVAP 7/98

____Yes.I would like to receive the Keyport Benefit Advisor Variable Annuity Statement of Additional Information.

____Yes.I would like to receive the Statement of Additional Information for the Eligible Funds of:

____ The Alger American Fund

____ Alliance Variable Products Series Fund, Inc.

____ Liberty Variable Investment Trust

____ MFS Variable Insurance Trust

____ SteinRoe Variable Investment Trust

Name

Address

City State Zip



                            BUSINESS REPLY MAIL
               FIRST CLASS MAIL  PERMIT NO. 6719  BOSTON, MA
                     POSTAGE WILL BE PAID BY ADDRESSEE


                  KEYPORT BENEFIT LIFE INSURANCE COMPANY
                              125 HIGH STREET
                           BOSTON, MA 02110-2712


           NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.



                      GROUP FLEXIBLE PURCHASE PAYMENT
                    DEFERRED VARIABLE ANNUITY CONTRACT
                                 ISSUED BY
                            Variable Account A
                                    OF
                  KEYPORT BENEFIT LIFE INSURANCE COMPANY

This Prospectus offers Group Variable Annuity Contracts (the "Contracts") and the related Certificates (the "Certificates") that are designed to fund benefits under certain group arrangements including those that qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). As required by certain states, the Certificates may be offered as individual contracts. Unless otherwise noted or the context so requires all references to the Certificates include the Contracts and the individual Contracts. The Certificates are offered on a flexible payment basis.

The variable annuity Contract (form number DVA(1)NY) and the Certificates described in this prospectus provide for accumulation of Certificate Values on a variable basis, and also on a fixed basis, and payments of periodic annuity payments on either a variable or a fixed basis. The Certificates are designed for use by individuals for retirement planning purposes.

This prospectus generally describes only the variable features of the Certificate (for a summary of the fixed features, see Appendix A on Page
28). If the Certificate Owner elects to have Certificate Values accumulated on a variable basis, Purchase Payments will be allocated to a segregated investment account of Keyport Benefit Life Insurance Company ("Keyport Benefit"), designated Variable Account A ("Variable Account").

The Variable Account invests in shares of the following Eligible Funds at their net asset value: The Alger American Fund ("Alger American Fund")- Alger American Growth Portfolio ("Alger Growth") and Alger American Small Capitalization Portfolio ("Alger Small Cap"); Alliance Variable Products Series Fund, Inc. ("Alliance Series Fund") -- Global Bond Portfolio ("Alliance Global Bond") and Premier Growth Portfolio ("Alliance Premier Growth"); Liberty Variable Investment Trust ("Liberty Trust") -- Colonial Growth and Income Fund, Variable Series ("Colonial Growth and Income"); Colonial International Fund for Growth, Variable Series ("Colonial Int'l Fund for Growth"); Colonial Strategic Income Fund, Variable Series
("Colonial  Strategic Income"); Colonial U.S. Stock Fund,  Variable  Series
("Colonial U.S. Stock"); Liberty All-Star Equity Fund, Variable Series ("Liberty All-Star Equity"); Newport Tiger Fund, Variable Series ("Newport Tiger"); and Stein Roe Global Utilities Fund, Variable Series ("Stein Roe Global Utilities"); MFS Variable Insurance Trust ("MFS Trust") -- MFS Emerging Growth Series ("MFS Emerging Growth") and MFS Research Series ("MFS Research"); and SteinRoe Variable Investment Trust ("SteinRoe Trust") -- Stein Roe Balanced Fund, Variable Series ("Stein Roe Balanced"); Stein Roe Growth Stock Fund, Variable Series ("Stein Roe Growth Stock"); Stein
Roe Money Market Fund, Variable Series ("Stein Roe Money Market"); Stein Roe Mortgage Securities Fund, Variable Series ("Stein Roe Mortgage Securities"); and Stein Roe Special Venture Fund, Variable Series ("Stein Roe Special Venture").

The   Variable  Account  may  offer  other  forms  of  the  Contracts   and
Certificates with features, and fees and charges which vary from the Certificates, and provide for investment in other Sub-Accounts which may invest in different or additional mutual funds. Other Contracts and Certificates will be described in separate prospectuses and statements of additional information. The agent selling the Contracts and Certificates has information concerning the eligibility for and the availability of the other forms of the Contracts and Certificates.

A Statement of Additional Information dated the same as this prospectus has been filed with the Securities and Exchange Commission and is herein incorporated by reference. It is available, at no charge, by writing the Principal Underwriter, Keyport Financial Services Corp. at 125 High Street, Boston, MA 02110, by calling Keyport Benefit's Service Office at (800) 437-4466, or by returning the postcard on the back cover of this prospectus. A table of contents for the Statement of Additional Information is on Page 27.

The Certificates may be sold by or through banks or other depository institutions. The Contract and Certificates: are not insured by the FDIC; are not a deposit or other obligation of, or guaranteed by, the depository institution; and are subject to investment risks, including the possible loss of principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS  PROSPECTUS  SETS FORTH THE INFORMATION A PROSPECTIVE INVESTOR  SHOULD
KNOW  BEFORE  INVESTING.   THE PROSPECTUS SHOULD  BE  RETAINED  FOR  FUTURE
REFERENCE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED BY KEYPORT BENEFIT TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THIS OFFERING, AND IF GIVEN OR MADE, SUCH UNAUTHORIZED INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON.


The date of this prospectus is July 15, 1998



                             TABLE OF CONTENTS

                                                                Page

Glossary of Special Terms                                       3
Summary of Expenses                                             4
Synopsis                                                        7
Performance Information                                         8
Keyport Benefit and the Variable Account                        9
Year 2000 Matters                                              10
Purchase Payments and Applications                             10
Investments of the Variable Account                            10
  Allocations of Purchase Payments                             10
  Eligible Funds                                               11
  Transfer of Variable Account Value                           13
  Substitution of Eligible Funds and Other Variable
    Account Changes                                            14
Deductions                                                     14
  Deductions for Certificate Maintenance Charge                14
  Deductions for Mortality and Expense Risk Charge             15
  Deductions for Daily Distribution Charge                     15
  Deductions for Contingent Deferred Sales Charge              15
  Deductions for Transfers of Variable Account Value           16
  Deductions for Premium Taxes                                 16
  Deductions for Income Taxes                                  17
  Total Variable Account Expenses                              17
Other Services                                                 17
The Certificates                                               18
  Variable Account Value                                       18
  Valuation Periods                                            18
  Net Investment Factor                                        19
  Modification of the Certificate                              19
  Right to Revoke                                              19
Death Provisions for Non-Qualified Certificates                19
Death Provisions for Qualified Certificates                    20
Certificate Ownership                                          21
Assignment                                                     21
Partial Withdrawals and Surrender                              21
Annuity Provisions                                             21
  Annuity Benefits                                             21
  Income Date and Annuity Option                               22
  Change in Income Date and Annuity Option                     22
  Annuity Options                                              22
  Variable Annuity Payment Values                              23
  Proof of Age, Sex, and Survival of Annuitant                 23
Suspension of Payments                                         23
Tax Status                                                     23
  Introduction                                                 23
  Taxation of Annuities in General                             24
  Qualified Plans                                              25
  Tax-Sheltered Annuities                                      25
  Individual Retirement Annuities                              26
  Corporate Pension and Profit-Sharing Plans                   26
  Deferred Compensation Plans with Respect to Service
    for State and Local Governments                            26
Variable Account Voting Privileges                             26
Sales of the Certificates                                      26
Legal Proceedings                                              27
Inquiries by Certificate Owners                                27
Table of Contents_Statement of Additional Information          27
Appendix A_The Fixed Account (also known as the Modified
  Guaranteed Annuity Account)                                  28
Appendix B_Telephone Instructions                              31


                         GLOSSARY OF SPECIAL TERMS

Accumulation Unit: An accounting unit of measure used to calculate Variable Account Value.

Annuitant: The Annuitant is the natural person to whom any annuity payments will be made starting on the Income Date. The Annuitant may not be over age 90 on the Certificate Date (age 75 for Qualified Certificates and age 90 for Roth IRA Qualified Certificates).

Certificate Anniversary: The same month and day as the Certificate Date in each subsequent year of the Certificate.

Certificate Date:   The effective date of the Certificate; it is  shown  on
the Certificate Schedule.

Certificate Owner: The person (or persons in the case of joint ownership) who possesses all the ownership rights under the Certificate. The primary Certificate Owner may not be over age 90 on the Certificate Date (age 75 for Qualified Certificates, age 90 for Roth IRA Qualified Certificates and age 90 for a joint Owner).

Certificate Value: The sum of the Variable Account Value and the Fixed Account Value.

Certificate Withdrawal Value: The Certificate Value increased or decreased by a limited Market Value Adjustment less any premium taxes and Certificate Maintenance Charge and applicable Contingent Deferred Sales Charges.

Certificate Year: Any period of 12 months commencing with the Certificate Date and each Certificate Anniversary thereafter shall be a Certificate Year.

Covered Person: The person(s) identified on the Certificate Schedule whose death may result in an Adjustment of Certificate Value, a waiver of any Contingent Deferred Sales Charges and a waiver of any Market Value Adjustment or whose medically necessary stay in a hospital or nursing facility may allow the Certificate Owner to be eligible for either a total or partial waiver of the Contingent Deferred Sales Charge.

Designated Beneficiary: The person who may be entitled to receive benefits following the death of the Annuitant, Certificate Owner, or joint Certificate Owner. The Designated Beneficiary will be the first person among the following who is alive on the date of death: primary Certificate Owner; joint Certificate Owner; primary beneficiary; contingent beneficiary; and if none of the above is alive, the primary Certificate
Owner's estate. If the primary Certificate Owner and joint Certificate Owner are both alive, they will be the Designated Beneficiary together.

Eligible Funds: The mutual funds that are eligible investments for the Variable Account under the Certificates.

Fixed Account: Part of Keyport Benefit's general account to which Purchase Payments may be allocated or Certificate Values may be transferred.

Fixed Account Value: The value of all Fixed Account amounts accumulated under the Certificate prior to the Income Date.

Guarantee Period Anniversary:  An anniversary of a Guarantee Period's Start
Date.

Guarantee Period Month: The first Guarantee Period Month is the monthly period which begins on the Start Date. Subsequent Guarantee Period Months begin on the same day in the ensuing months.

Guarantee Period Year: The first Guarantee Period Year is the annual period which begins on the Start Date. Subsequent Guarantee Period Years begin on each Guaranteed Period Anniversary.

In Force: The status of the Certificate before the Income Date so long as it is not totally surrendered, the Certificate Value under a Certificate does not go to zero, and there has not been a death of the Annuitant or any Certificate Owner that will cause the Certificate to end within at most five years of the date of death.

Income Date: The date on which annuity payments are to begin.

Non-Qualified Certificate: Any Certificate that is not issued under a Qualified Plan.

Office: Keyport Benefit's executive office, which is 125 High Street, Boston, Massachusetts 02110.

Qualified Certificate: Certificates issued under Qualified Plans.

Qualified Plan: A retirement plan established pursuant to the provisions of
Sections  401,  403(b),  408(b), or 408A of  the  Internal   Revenue  Code.
Keyport Benefit treats Section 457 plans as Qualified Plans.

Service Office: Keyport Benefit's Service Office which is 125 High Street, Boston, Massachusetts 02110.

Start Date:  The date an amount is first allocated to a Guarantee Period.

Variable Account: A separate investment account of Keyport Benefit into which Purchase Payments under the Certificates may be allocated. The Variable Account is divided into Sub-Accounts ("Sub-Account") that correspond to the Eligible Funds in which they invest.

Variable  Account  Value:  The  value  of  all  Variable  Account   amounts
accumulated under the Certificate prior to the Income Date.

Written Request: A request written on a form satisfactory to Keyport Benefit, signed by the Certificate Owner and a disinterested witness, and filed at Keyport Benefit's Service Office.
                            SUMMARY OF EXPENSES



The expense summary format below, including the examples, was adopted by the Securities and Exchange Commission to assist the owner of a variable annuity certificate in understanding the transaction and operating expenses the owner will directly or indirectly bear under a certificate. The values reflect expenses of the Variable Account as well as the Eligible Funds under the Certificates. The expenses shown for the Eligible Funds and the examples should not be considered a representation of future expenses.

Certificate Owner Transaction Expenses

Sales Load Imposed on Purchases:                       0%

Maximum Contingent Deferred Sales Charge

(as a percentage of Purchase Payments):                7%1

        Years from Date of Payment         Sales Charge

                   1                           7%
                   2                           6%
                   3                           5%
                   4                           4%
                   5                           3%
                   6                           2%
                   7                           1%

                   8 or later                  0%

Maximum Total Certificate Owner Transaction Expenses2
  (as a percentage of Purchase Payments):               7%

Annual  Certificate Maintenance Charge3                $36

The Certificate Maintenance Charge will be waived before the Income Date if:

     (i)   it is the first Certificate Anniversary;
     (ii) the Certificate Value is greater than or equal to $40,000 on the Certificate Anniversary date this charge is imposed, or
     (iii) Purchase Payments of at least $2,000 have been made in the prior Certificate Year and there has been no partial withdrawal in the prior Certificate Year.

The Certificate Maintenance Charge will be waived on and after the Income Date for the current year if:


     (i) variable annuity Option A (Income for a Fixed Number of Years) is applicable; and

      (ii) at the time of the first payment of the year, the present value of all the remaining payments (see "Option A" on Page 28) is greater than or equal to $40,000.

                     Variable Account Annual Expenses
                  (as a percentage of average net assets)

Mortality and Expense Risk Charge:                           1.25%
Distribution Charge:                                          .15%
Total Variable Account Annual Expenses:                      1.40%

 Alger American Fund, Alliance Series Fund, Liberty Trust, MFS Trust, and
                      SteinRoe Trust Annual Expenses4
                  (as a percentage of average net assets)

                            Management       Other           Total Fund
                              Fees          Expenses          Operating
                           (After Any     (After Any        Expenses (After
                          Waiver and/or   Waiver and/or   Any Waiver and/or
Fund                              Reimbursement)5           Reimbursement)5
Reimbursement)5

Alger Growth                    .75%          .04%           .79%
Alger Small Cap                 .85%          .04%           .89%
Alliance Global Bond            .56%(.65%)    .38%           .94%(1.03%)
Alliance Premier Growth        1.00%          .08%          1.08%
Colonial Growth & Income        .65%          .14%           .79%
Colonial Int'l Fund for Growth  .90%          .44%          1.34%
Colonial Strategic Income       .65%          .15%(.17%)     .80%(.82%)
Colonial U.S. Stock             .80%          .14%           .94%
Liberty All-Star Equity         .80%          .20%(.65%)    1.00%(1.45%)
Newport Tiger                   .90%          .35%          1.25%
Stein Roe Global Utilities      .65%          .18%           .83%
MFS Emerging Growth             .75%          .12%           .87%
MFS Research                    .75%          .13%           .88%
Stein Roe Balanced              .45%          .21%           .66%
Stein Roe Growth Stock          .50%          .21%           .71%
Stein Roe Money Market          .35           .25%           .60%
Stein Roe Mortgage Securities   .40%          .30%           .70%
Stein Roe Special Venture       .50%          .23%           .73%

THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE FUNDS. KEYPORT BENEFIT HAS NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.


Example #1 _ Assuming surrender of the Certificate at the end of the periods shown.6

A $1,000 investment in each Sub-Account listed would be subject to the expenses shown, assuming 5% annual return on assets.

Sub-Account                    1 Year     3 Years     5 Years     10 Years

Alger Growth                    $ 93        $122        $162        $319
Alger Small Cap                   94         125         167         331
Alliance Global Bond              94         127         170         338
Alliance Premier Growth           94         127         171         340
Colonial Growth & Income          93         122         162         319
Colonial Int'l Fund for Growth    99         141         195         395
Colonial Strategic Income         93         123         162         321
Colonial U.S. Stock               94         127         171         340
Liberty All-Star Equity           94         127         170         337
Newport Tiger                     97         137         188         379
Stein Roe Global Utilities        93         123         163         322
MFS Emerging Growth               95         129         174         346
MFS Research                      95         129         174         346
Stein Roe Balanced                91         119         155         304
Stein Roe Growth Stock            92         120         159         312
Stein Roe Money Market            91         118         154         301
Stein Roe Mortgage Securities     92         120         157         308
Stein Roe Special Venture         92         121         160         314


Example #2 _ Assuming annuitization of the Certificate at the end of the periods shown.6

A $1,000 investment in each Sub-Account listed would be subject to the expenses shown, assuming 5% annual return on assets.

Sub-Account                    1 Year     3 Years     5 Years     10 Years

Alger Growth                     23         73         132         319
Alger Small Cap                  24         76         137         331
Alliance Global Bond             24         78         140         338
Alliance Premier Growth          24         78         141         340
Colonial Growth & Income         23         73         132         319
Colonial Int'l Fund for Growth   29         93         165         395
Colonial Strategic Income        23         74         132         321
Colonial U.S. Stock              24         78         141         340
Liberty All-Star Equity          24         78         140         337
Newport Tiger                    27         88         158         379
Stein Roe Global Utilities       23         74         133         322
MFS Emerging Growth              25         80         144         346
MFS Research                     25         80         144         346
Stein Roe Balanced               21         70         125         304
Stein Roe Growth Stock           22         71         129         312
Stein Roe Money Market           21         69         124         301
Stein Roe Mortgage Securities    22         70         127         308
Stein Roe Special Venture        22         72         130         314

Example #3 _ Assuming the Certificate stays in force through the periods shown.

A $1,000 investment in each Sub-Account listed would be subject to the same expenses shown in Example #2, assuming 5% annual return on assets.

1Contingent Deferred Sales Charges are deducted only if the Certificate is totally or partially surrendered. A surrender will not incur the Charge percentage shown as follows:

1. In any Certificate Year, Certificate Owners may withdraw an aggregate amount, not to exceed, at the time of withdrawal, the Certificate's earnings, which equal: (a) the Certificate Value, less (b) the portion of the Purchase Payments not previously withdrawn.

2. In any Certificate Year after the first, Certificate Owners may withdraw, in addition to the amount available in 1., the amount by which 10% of the Certificate Value as of the preceding Certificate Anniversary exceeds the amount available in 1.

2Keyport Benefit reserves the right to impose a transfer fee after prior notice to Certificate Owners, but currently does not impose any charge. Premium taxes are not shown. Keyport Benefit deducts the amount of premium taxes, if any, when paid unless Keyport Benefit elects to defer such deduction.

3This charge will be waived on the first Certificate Anniversary and in certain other instances (see "Deductions for Certificate Maintenance Charge").

4All Trust and Fund expenses are for 1997, except for Alliance Premier Growth which has been restated to reflect current charges. The Alliance Series Fund (Alliance Global Bond only) and Liberty Trust (Colonial Strategic Income and Liberty All-Star Equity only) expenses reflect such Fund's or Trust's adviser's agreement to reimburse expenses above certain limits (see footnote 5).

5The manager of Alger American Fund has agreed to reimburse each Eligible Fund to the extent that its annual operating expenses, excluding interest, taxes, fees for brokerage services and extraordinary expenses exceed 1.50% of its average daily net assets for any fiscal year. The Alger American Fund's manager was not required to reimburse expenses as of the date of this Prospectus.

The manager of Alliance Series Fund has agreed to continue voluntary expense reimbursements for Alliance Global Bond for the foreseeable future. Each percentage shown in the parentheses is what the expenses would be in the absence of expense reimbursement: for Alliance Global Bond--.65% for management fees and 1.03% for total expenses. For Alliance Premier Growth, the fees have been restated to reflect the discontinuation of expense reimbursements effective 5/1/98 (see footnote 4). The expenses for 1997 were .95% and, in the absence of expense reimbursement, total expenses would have been 1.10%.

The manager of Liberty Trust has agreed until 4/30/99 to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage, and other expenses which are capitalized in accordance with accepted accounting procedures, and extraordinary expenses, in excess of the following percentage of average net asset value per annum: 1.00% for Colonial Growth & Income, Colonial U.S. Stock, Liberty All-Star Equity, and Stein Roe Global Utilities; 1.75% for Colonial Int'l Fund for Growth and Newport Tiger; and .80% for Colonial Strategic Income. Each percentage shown in the parentheses is what the expenses would be in the absence of expense reimbursement: for Colonial Strategic Income--.17% for other expenses and .82% for total expenses; and for Liberty All-Star Equity--.65% for other expenses and 1.45% for total expenses.

The manager of SteinRoe Trust has agreed until 4/30/99 to reimburse all expenses, including management fees, in excess of the following percentage of the average net assets of each Eligible Fund, so long as such reimbursement would not result in the Eligible Fund's inability to qualify as a regulated investment company under the Internal Revenue Code: for Stein Roe Balanced--.75%; for Stein Roe Growth Stock and Stein Roe Special Venture--.80%; for Stein Roe Mortgage Securities--.70%; and for Stein Roe Money Market--.65%. The SteinRoe Trust's manager was not required to reimburse expenses as of the date of this Prospectus.

6The  annuity  is  designed for retirement planning  purposes.   Surrenders
prior to the Income Date are not consistent with the long-term purposes of the Certificate and the applicable tax laws.

The examples should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Actual expenses may be greater or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus, "Management of the Fund" in the prospectuses for Alger American Fund and the Alliance Series Fund, "Trust Management Organizations" and "Expenses of the Funds" in the prospectus for Liberty Trust, "Management of the Series" and "Expenses" in the prospectus for MFS Trust, and "How the Funds are Managed" in the prospectus for SteinRoe Trust.

                                 SYNOPSIS

The following Synopsis should be read in conjunction with the detailed information in this prospectus and the Statement of Additional Information. Please refer to the Glossary of Special Terms for the meaning of certain defined terms. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements which are attached to this prospectus, or in endorsements to the Certificates, as appropriate.

The Certificate allows Certificate Owners to allocate Purchase Payments to the Variable Account and also to the Fixed Account. The Variable Account is a separate investment account maintained by Keyport Benefit. The Fixed Account is part of Keyport Benefit's "general account", which consists of all Keyport Benefit's assets except the Variable Account and the assets of other separate investment accounts maintained by Keyport Benefit. Certificate Owners may allocate payments to, and receive annuity payments from the Variable Account and/or the Fixed Account. If the Certificate Owner allocates payments to the Variable Account, the accumulation values and annuity payments will fluctuate according to the investment experience of the Sub-Accounts chosen. If the Certificate Owner allocates payments to the Fixed Account, the accumulation values will increase at guaranteed interest  rates  and  annuity payments will be of  a  fixed  amount.  Fixed
Account Values are subject to a limited market value adjustment. (See Appendix A on Page 28 for more information on the Fixed Account.) If the Certificate Owner allocates payments to both Accounts, then the accumulation values and annuity payments will be variable in part and fixed in part.

The Certificate permits Purchase Payments to be made on a flexible Purchase Payment basis. The minimum initial payment is $5,000 and $2,000 for individual retirement annuities. The minimum amount for each subsequent payment is $1,000 or such lesser amount as Keyport Benefit may permit from time to time (currently $250). (See "Purchase Payments and Applications" on Page 9.)

There are no deductions made from Purchase Payments for sales charges at the time of purchase. A Contingent Deferred Sales Charge may be deducted in the event of a total or partial surrender (see "Partial Withdrawals and Surrender" on Page 21). The Contingent Deferred Sales Charge is based on a graded table of charges. The charge will not exceed 7% of that portion of the amount surrendered that represents Purchase Payments made during the seven years immediately preceding the request for surrender. (See "Deductions for Contingent Deferred Sales Charge" on Page 15.)

Keyport Benefit deducts a Mortality and Expense Risk Charge, which is equal on an annual basis to 1.25% of the average daily net asset values in the Variable Account attributable to the Certificates. (See "Deductions for Mortality and Expense Risk Charge" on Page 14.) Keyport Benefit also deducts a daily distribution charge which is equal on an annual basis to
 .15% of the same values. (See "Deductions for Daily Distribution Charge" on Page 15.)

Keyport Benefit deducts an annual Certificate Maintenance Charge (currently $36.00) from the Variable Account Value for administrative expenses. Prior to the Income Date, Keyport Benefit reserves the right to change this charge for future years. Keyport Benefit will in certain instances waive this charge. (See "Deductions for Certificate Maintenance Charge" on Page 14.)

Keyport Benefit reserves the right to deduct a charge of $25 for each transfer in excess of 12 per Certificate Year but currently does not do so.

Premium  taxes  will be charged against the Certificate  Value.   Currently
such premium taxes range from 0% to 5.0%. (See "Deductions for Premium Taxes" on Page 16.)

There are no federal income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a lump sum payment, annuity payments, or the making of a gift or assignment of the Certificate. A federal penalty tax (currently 10%) may also apply. (See "Tax Status" on Page 23.)

The Certificate allows the Certificate Owner to revoke the Certificate generally within 10 days of delivery (see "Right to Revoke" on Page 19). Since Keyport Benefit will refund the Certificate Value, the Certificate Owner will bear the investment risk during the revocation period.

The Certificates described in this prospectus have not previously been made available for sale. Therefore, no condensed financial information is provided. The full financial statements for Keyport Benefit are in the Statement of Additional Information.

                          PERFORMANCE INFORMATION

The Variable Account may from time to time advertise certain performance information concerning its various Sub-Accounts.

Certain of the Eligible Funds have been available for Keyport Benefit and/or non-Keyport Benefit variable annuity contracts for periods prior to the commencement of the offering of the Certificates described in this prospectus. Any performance information for such periods will be based on the historical results of the Eligible Funds being applied to the Certificate for the specified time periods.

Performance information is not intended to indicate either past performance under an actual Certificate or future performance.

The Sub-Accounts may advertise total return information for various periods
of  time.   Total  return performance information is based on  the  overall percentage change in value of a hypothetical investment in the specific Sub-Account over a given period of time.

Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Sub-Account and a Certificate (including any Contingent Deferred Sales Charge that would apply if a Certificate Owner surrendered the Certificate at the end of each period indicated). Average total return does not take into account any premium taxes and would be lower if these taxes were included.

In order to calculate average annual total return, Keyport Benefit divides the change in value of a Sub-Account under a Certificate surrendered on a particular date by a hypothetical $1,000 investment in the Sub-Account made by the Certificate Owner at the beginning of the period illustrated. The resulting total rate for the period is then annualized to obtain the average annual percentage change during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

The Sub-Accounts may present additional total return information computed on a different basis.

First, the Sub-Accounts may present total return information computed on the same basis as described above, except deductions will not include the Contingent Deferred Sales Charge. This presentation assumes that the investment in the Certificate continues beyond the period when the Contingent Deferred Sales Charge applies, consistent with the long-term investment and retirement objectives of the Certificate. The total return percentage will thus be higher under this method than the standard method described above.

Second, the Sub-Accounts may present total return information calculated by dividing the change in a Sub-Account's Accumulation Unit value over a specified time period by the Accumulation Unit value of that Sub-Account at the beginning of the period. This computation results in a 12-month change rate or, for longer periods, a total rate for the period which Keyport Benefit annualizes in order to obtain the average annual percentage change in the Accumulation Unit value for that period. The change percentages do not take into account the Contingent Deferred Sales Charge, the Certificate Maintenance Charge and premium tax charges. The percentages would be lower if these charges were included.

The Stein Roe Money Market Sub-Account is a money market Sub-Account that also may advertise yield and effective yield information. The yield of the Sub-Account refers to the income generated by an investment in the Sub-Account over a specifically identified 7-day period. This income is annualized by assuming that the amount of income generated by the investment during that week is generated each week over a 52-week period and is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-Account and a Certificate but does not take into account Contingent Deferred Sales Charges and premium tax charges. The yield would be lower if these charges were included.

The effective yield of the Stein Roe Money Market Sub-Account is calculated in a similar manner but, when annualizing such yield, income earned by the Sub-Account is assumed to be reinvested. This compounding effect causes effective yield to be higher than yield.

                 KEYPORT BENEFIT AND THE VARIABLE ACCOUNT

Keyport Benefit Life Insurance Company was organized under the laws of the State of New York in 1987 as a stock life insurance company, and is a wholly-owned subsidiary of Keyport Life Insurance Company. The executive offices of Keyport Benefit are at 125 High Street, Boston, Massachusetts 02110. The home office is located at 100 Manhattanville Road, Purchase, New York 10577. Keyport Benefit is admitted to conduct life insurance business in New York and Rhode Island.

The Variable Account was established by Keyport Benefit pursuant to the provisions of New York Law on February 6, 1998. The Variable Account meets the definition of "separate account" under the federal securities laws. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision of the management of the Variable Account or Keyport Benefit by the Securities and Exchange Commission.

Keyport Benefit is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that Keyport Benefit has chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

Keyport Benefit is one of the Liberty Financial Companies. Keyport Benefit is ultimately controlled by Liberty Mutual Insurance Company of Boston, Massachusetts, a multi-line insurance and financial services institution.

Obligations under the Certificates are the obligations of Keyport Benefit. Although the assets of the Variable Account are the property of Keyport Benefit, these assets are held separately from the other assets of Keyport Benefit and are not chargeable with liabilities arising out of any other business Keyport Benefit may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business Keyport Benefit may conduct. Thus, Keyport Benefit does not guarantee the investment performance of the Variable Account. The Variable Account Value and the amount of variable annuity payments will vary with the investment performance of the investments in the Variable Account.

                             YEAR 2000 MATTERS

Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. This potential problem has become known as the "Year 2000 issue". The Year 2000 issue affects virtually all companies and organizations.


Computer applications which are affected by the Year 2000 issue could impact Keyport Benefit's business functions in various ways, ranging from a complete inability to perform critical business functions to a loss of productivity in varying degrees. Likewise, the failure of some computer applications could have no impact on critical business functions.

Keyport Benefit is assessing and addressing the Year 2000 issue by implementing a four-step plan. The first two steps involve inventorying all the computer applications which support Keyport Benefit's business functions and prioritizing computer applications which are affected by the Year 2000 issue based upon the degree of impact each has on the functioning of Keyport Benefit's business units. The first two steps of the plan are substantially complete.

The final two steps of the four-step plan involve remediation of affected computer applications (i.e., repairing or replacing programs, including those which interface with third-party computer applications that have unremediated Year 2000 issues, and appropriate testing) and reinstallation of computer applications. For computer applications which are "mission critical" (i.e., their failure would result in the complete inability to perform critical business functions), Keyport Benefit expects to complete the final two steps of the plan by December 31, 1998. Remediation and reinstallation of non-critical computer applications is scheduled to be completed by December 31, 1999.

Keyport Benefit believes that the Year 2000 issue could have a material impact on Keyport Benefit's operations if the four-step plan is not timely implemented. However, based upon the progress that is being made, Keyport Benefit believes that the timetable for implementing the plan will be met and that the Year 2000 issue will not pose significant operational problems for its computer systems.

Keyport Benefit does not expect that the cost of addressing the Year 2000 issue will be material to its financial condition or its results of operations.

                    PURCHASE PAYMENTS AND APPLICATIONS

The initial Purchase Payment is due on the Certificate Date. The minimum initial Purchase Payment is $5,000 and $2,000 for individual retirement annuities. Additional Purchase Payments can be made at the Certificate Owner's option. Each subsequent Purchase Payment must be at least $1,000 or such lesser amount as Keyport Benefit may permit from time to time (currently $250). Keyport Benefit may reject any Purchase Payment.

If the application for a Certificate is in good order and it calls for amounts to be allocated to the Variable Account, Keyport Benefit will apply the initial Purchase Payment to the Variable Account and credit the Certificate with Accumulation Units within two business days of receipt. If the application for a Certificate is not in good order, Keyport Benefit will attempt to get it in good order within five business days. If it is not complete at the end of this period, Keyport Benefit will inform the applicant of the reason for the delay and that the Purchase Payment will be returned immediately unless the applicant specifically consents to Keyport Benefit's keeping the Purchase Payment until the application is complete. Once the application is complete, the Purchase Payment will be applied within two business days of its completion. Keyport Benefit has reserved the right to reject any application.

Keyport Benefit confirms, in writing, to the Certificate Owner the allocation of all Purchase Payments and the re-allocation of values after any requested transfer. Keyport Benefit must be notified immediately by the Certificate Owner of any processing error.

Keyport Benefit will permit others to act on behalf of an applicant in certain instances, including the following two examples. First, Keyport Benefit will accept an application for a Certificate that contains a signature signed under a power of attorney if a copy of that power of attorney is submitted with the application. Second, Keyport Benefit will issue a Certificate that is replacing an existing life insurance or annuity policy that was issued by Keyport Benefit or an affiliated company without having previously received a signed application from the applicant. Certain dealers or other authorized persons such as employers and Qualified Plan fiduciaries will inform Keyport Benefit of an applicant's answers to the questions in the application by telephone or by order ticket and cause the initial Purchase Payment to be paid to Keyport Benefit. If the information is in good order, Keyport Benefit will issue the Certificate with a copy of an application completed with that information. The Certificate will be delivered to the Certificate Owner with a letter from Keyport Benefit that will give the Certificate Owner an opportunity to respond to Keyport Benefit if any of the application information is incorrect. Alternatively, Keyport Benefit's letter may request the Certificate Owner to confirm the correctness of the information by signing either a copy of the application or a Certificate delivery receipt that ratifies the application in all respects (in either case, a copy of the signed document would be returned to Keyport Benefit for its permanent records). All purchases are confirmed, in writing, to the applicant by Keyport Benefit. Keyport Benefit's liability under a Certificate extends only to amounts so confirmed.

                    INVESTMENTS OF THE VARIABLE ACCOUNT

                     Allocations of Purchase Payments

Purchase Payments applied to the Variable Account will be invested in one or more of the Eligible Fund Sub-Accounts designated as permissible investments in accordance with the selection made by the Certificate Owner in the application. Any selection must specify the percentage of the Purchase Payment that is allocated to each Sub-Account or must specify the asset allocation model selected. (See "Other Services, the Programs" on Page 16). The percentage for each Sub-Account, if not zero, must be at least 5% and must be a whole number. A Certificate Owner may change the allocation percentages without fee, penalty or other charge. Allocation changes must be made by Written Request unless the Certificate Owner has by Written Request authorized Keyport Benefit to accept telephone allocation instructions from the Certificate Owner or from a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney. By authorizing Keyport Benefit to accept telephone changes, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Keyport Benefit from time to time. The current conditions and procedures are in Appendix B and Certificate Owners authorizing telephone allocation instructions will be notified, in advance, of any changes.

The  Variable  Account  is segmented into Sub-Accounts.   Each  Sub-Account
contains the shares of one of the Eligible Funds and such shares are purchased at net asset value. Eligible Funds and Sub-Accounts may be added or withdrawn as permitted by applicable law. The Sub-Accounts in the Variable Account and the corresponding Eligible Funds currently are as follows:

Eligible Funds of Alger American Fund          Sub-Accounts
Alger Growth                                   Alger Growth Sub-Account
Alger Small Cap                                Alger Small Cap Sub-Account
Eligible Funds of Alliance Series Fund         Sub-Accounts
Alliance Global Bond                           Alliance Global Bond Sub-
                                                 Account
Alliance Premier Growth                        Alliance Premier Growth Sub-
                                                 Account
Eligible Funds of Liberty Trust                Sub-Accounts
Colonial Growth & Income                       Colonial Growth & Income
                                                 Sub-Account
Colonial Int'l Fund for Growth                 Colonial Int'l Fund for
                                                 Growth Sub-Account
Colonial Strategic Income                      Colonial Strategic Income
                                                 Sub-Account
Colonial U.S. Stock                            Colonial U.S. Stock Sub-
                                                 Account
Liberty All-Star Equity                        Liberty All-Star Equity Sub-
                                                 Account
Newport Tiger                                  Newport Tiger Sub-Account
Stein Roe Global Utilities                     Stein Roe Global Utilities
                                                 Sub-Account
Eligible Funds of MFS Trust                    Sub-Accounts
MFS Emerging Growth                            MFS Emerging Growth Sub-
                                                 Account
MFS Research                                   MFS Research Sub-Account
Eligible Funds of SteinRoe Trust               Sub-Accounts
Stein Roe Balanced                             Stein Roe Balanced Sub-
                                                 Account
Stein Roe Growth Stock                         Stein Roe Growth Stock Sub-
                                                 Account
Stein Roe Money Market                         Stein Roe Money Market Sub-
                                                 Account
Stein Roe Mortgage Securities                  Stein Roe Mortgage
                                                 Securities Sub-Account
Stein Roe Special Venture                      Stein Roe Special Venture
                                                 Sub-Account

                              Eligible Funds

The Eligible Funds which are the permissible investments of the Variable Account are the separate funds listed above of Alger American Fund, Alliance Series Fund, Liberty Trust, MFS Trust and SteinRoe Trust, and any other mutual funds with which Keyport Benefit and the Variable Account may enter into a participation agreement for the purpose of making such mutual funds available as Eligible Funds under certain Certificates.

Fred Alger Management, Inc. ("Alger Management") is the investment manager for both Eligible Funds of Alger American Fund. Alger Management has been in the business of providing investment advisory services since 1964.

Alliance Capital Management L.P. is the investment advisor for both Eligible Funds of Alliance Series Fund. AIGAM International Limited serves as sub-adviser for Alliance Global.

Liberty Advisory Services Corp. ("LASC"), an affiliate of Keyport Benefit, is the manager for Liberty Trust and its Eligible Funds. Colonial Management Associates, Inc. ("Colonial"), an affiliate of Keyport Benefit, serves as sub-adviser for the Eligible Funds (except for Newport Tiger, Stein Roe Global Utilities and Liberty All-Star Equity). Colonial has provided investment advisory services since 1931. Newport Fund Management, Inc., an affiliate of Keyport Benefit, serves as sub-adviser for Newport Tiger. Liberty Asset Management Company, an affiliate of Keyport Benefit, serves as sub-adviser for Liberty All-Star Equity and the current portfolio managers are J.P. Morgan Investment Management Inc., Oppenheimer Capital, Wilke/Thompson Capital Management Inc., Westwood Management Corp. and Boston Partners Asset Management, L.P.

Massachusetts Financial Services Company ("MFS") is the investment advisor for both Eligible Funds of MFS Trust. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust.

Stein Roe & Farnham Incorporated ("Stein Roe") is the investment adviser for each Eligible Fund of SteinRoe Trust and sub-adviser for Stein Roe Global Utilities. In 1986, Stein Roe was organized and succeeded to the business of Stein Roe & Farnham, a partnership. Stein Roe is an affiliate of Keyport Benefit. Stein Roe and its predecessor have provided investment advisory and administrative services since 1932.

The investment objectives of the Eligible Funds are briefly described below. More detailed information, including investor considerations related to the risks of investing in a particular Eligible Fund, may be found in the current prospectus for that Fund. An investor should read that prospectus carefully before selecting a fund for investing. The prospectus is available, at no charge, from a salesperson or by writing Keyport Benefit's Service Office at the address shown on Page 1 or by calling (800) 437-4466.

Eligible Funds of Alger
American Fund and Variable Account
Sub-Accounts                            Investment Objective

Alger Growth                            Long-term capital appreciation
(Alger Growth Sub-Account)
Alger Small Cap                         Long-term capital appreciation.
(Alger Small Cap Sub-Account)

Eligible Funds of Alliance Series
Fund and Variable Account
Sub-Accounts                            Investment Objective

Alliance Global Bond                    A high level of return from a
(Alliance Global Bond                   combination of current income and
 Sub-Account)                           capital appreciation by investing
                                        in a globally diversified portfolio
                                        of high quality debt securities
                                        denominated in the U.S. Dollar and
                                        a range of foreign currencies.

Alliance Premier Growth                 Growth of capital rather than
(Alliance Premier Growth                current income.
 Sub-Account)

Eligible Funds of Liberty Trust
and Variable Account
Sub-Accounts                            Investment Objective

Colonial Growth & Income                Primarily income and long-term
(Colonial Growth & Income               capital growth and, secondarily,
Sub- Account)                           preservation of capital.

Colonial Int'l Fund for Growth          Long-term capital growth, by
(Colonial Int'l Fund for Growth         investing primarily in non-U.S.
 Sub-Account)                           equity securities.

Colonial Strategic Income               A high level of current income, as
(Colonial Strategic Income              is consistent with prudent risk and
Sub-Account)                            maximizing total return, by
                                        diversifying investments primarily
                                        in U.S. and foreign government and
                                        high yield, high risk corporate
                                        debt securities.

Colonial U.S. Stock                     Long-term capital growth by
(Colonial U.S. Stock Sub Account)       investing primarily in large
                                        capitalization equity securities.

Liberty All-Star Equity                 Total investment return, comprised
(Liberty All-Star Equity Sub-Account)   of long-term capital appreciation
                                        and current income, through
                                        investment primarily in a
                                        diversified portfolio of equity
                                        securities.

Newport Tiger
(Newport Tiger Sub-Account)             Long term capital growth by
                                        investing primarily in equity
                                        securities of companies located in
                                        the nine Tigers of Asia (Hong Kong,
                                        Singapore, South Korea, Taiwan,
                                        Malaysia, Thailand, Indonesia,
                                        China and the Philippines).

Stein Roe Global Utilities
(Stein Roe Global Utilities             Current income and long-term growth
Sub-Account)                            of capital and income.

Eligible Funds of MFS Trust
and Variable Account
Sub-Accounts                            Investment Objective

MFS Emerging Growth                     Long-term growth of capital.
(MFS Emerging Growth Sub-Account)

MFS Research                            Long-term growth of capital and
(MFS Research Sub-Account)              future income.

Eligible Funds of SteinRoe Trust
and Variable Account
Sub-Accounts                            Investment Objective

Stein Roe Balanced                      High total investment return
(Stein Roe Balanced                     through investment in a changing
Sub-Account)                            mix of securities.

Stein Roe Growth Stock                  Long-term growth of capital through
(Stein Roe Growth Stock                 investment primarily in common
Sub-Account)                            stocks.

Stein Roe Money Market                  High current income from short-term
(Stein Roe Money Market                 money market instruments while
Sub-Account)                            emphasizing preservation of capital
                                        and maintaining excellent
                                        liquidity.

Stein Roe Mortgage Securities           Highest possible level of current
(Stein Roe Mortgage Securities          income consistent with safety of
Sub-Account)                            principal and maintenance of
                                        liquidity through investment
                                        primarily in mortgage-backed
                                        securities.

Stein Roe Special Venture               Capital growth by investing
(Stein Roe Special Venture              primarily in common stocks,
Sub-Account)                            convertible securities, and other
                                        securities selected for prospective
                                        capital growth.

There is no assurance that the Eligible Funds will achieve their stated objectives.

All the Eligible Funds are funding vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of Keyport Benefit and of insurance companies affiliated and unaffiliated with Keyport Benefit. The risks involved in this "mixed and shared funding" are disclosed in the Eligible Fund prospectuses under the following captions:
Alger American Fund - "Participating Insurance Companies and Plans"; Alliance Series Fund - "Introduction to the Fund"; Liberty Trust - "The Trust"; MFS Trust - "Investment Concept of the Trust"; and SteinRoe Trust - "The Trust".


                    Transfer of Variable Account Value

Certificate Owners may transfer Variable Account Value from one Sub-Account to another Sub-Account and/or to the Fixed Account.

The Certificate allows Keyport Benefit to charge a transfer fee and to limit the number of transfers that can be made in a specified time period. Certificate Owners should be aware that transfer limitations may prevent a Certificate Owner from making a transfer on the date he or she wants to, with the result that the Certificate Owner's future Certificate Value may be lower than it would have been had the transfer been made on the desired date.

Currently, Keyport Benefit has no limit on the number or frequency of transfers, and it is not charging a transfer fee of $25 for each transfer in excess of 12 per Certificate Year. For transfers under different Certificates that are being requested under powers of attorney with a common attorney-in-fact or that are, in Keyport Benefit's determination, based on the recommendation of a common investment adviser or broker/dealer, there is a transfer limitation of one transfer every 30 days or such shorter period as Keyport Benefit may permit.

Keyport Benefit is also limiting each transfer to a maximum of $500,000 or such greater amount as Keyport Benefit may permit. All transfers requested for a Certificate on the same day will be treated as a single transfer and the total combined transfer amount will be subject to the $500,000 limitation. If the $500,000 limitation is exceeded, no amount of the transfer will be executed by Keyport Benefit.

In applying the $500,000 limitation, Keyport Benefit may treat as one transfer all transfers requested by a Certificate Owner for multiple Certificates he or she owns. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by Keyport Benefit.

In applying the $500,000 limitation to transfers requested by a common attorney-in-fact or investment adviser, Keyport Benefit will treat as one transfer all transfers requested under different Certificates that are being requested under powers of attorney with a common attorney-in-fact or that are, in Keyport Benefit's determination, based on the recommendation of a common investment adviser or broker/dealer. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by Keyport Benefit. If a transfer is executed under one Certificate and, within the next 30 days, a transfer request for another Certificate is determined by Keyport Benefit to be related to the executed transfer under this paragraph's rules, the transfer request will not be executed by Keyport Benefit. In order for it to be executed, it would need to be requested again after the 30 day period has expired and it, along with any other transfer requests that are collectively treated as a single transfer, would need to total less than $500,000.

Keyport Benefit's interest in applying these limitations is to protect the interests of both Certificate Owners who are not engaging in significant transfer activity and Certificate Owners who are engaging in such activity. Keyport Benefit has determined that the actions of Certificate Owners engaging in significant transfer activity among Sub-Accounts may cause an adverse effect on the performance of the Eligible Fund for the Sub-Account involved. The movement of Sub-Account values from one Sub-Account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because it must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in Fund transaction costs which must be indirectly borne by Certificate Owners.

Certificate Owners will be notified, in advance, of the imposition of any transfer fee or of a change in the limitation on the number of transfers. The fee will not exceed $25.

Transfers must be made by Written Request unless the Certificate Owner has by Written Request authorized Keyport Benefit to accept telephone transfer requests from the Certificate Owner or from a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney. By authorizing Keyport Benefit to accept telephone transfer instructions, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Keyport Benefit from time to time. The current conditions and procedures are in Appendix B and Certificate Owners authorizing telephone transfers will be notified, in advance, of any changes. Written transfer requests may be made by a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney.

Transfer requests received by Keyport Benefit before the close of trading on the New York Stock Exchange (currently 4:00 PM Eastern Time) will be initiated at the close of business that day. Any requests received later will be initiated at the close of the next business day. Each request from a Certificate Owner to transfer value will be executed by both redeeming and acquiring Accumulation Units on the day Keyport Benefit initiates the transfer.

If  100%  of  any  Sub-Account's value is transferred  and  the  allocation formula for Purchase Payments includes that Sub-Account, then the allocation formula for future Purchase Payments will automatically change unless the Certificate Owner instructs otherwise. For example, if the allocation formula is 50% to Sub-Account A and 50% to Sub-Account B and all of Sub-Account A's value is transferred to Sub-Account B, the allocation formula will change to 100% to Sub-Account B unless the Certificate Owner instructs otherwise.

     Substitution of Eligible Funds and Other Variable Account Changes

If the shares of any of the Eligible Funds should no longer be available for investment by the Variable Account or if in the judgment of Keyport Benefit's management further investment in such fund shares should become inappropriate in view of the purpose of the Certificate, Keyport Benefit may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased under the Certificate. No substitution of Fund shares in any Sub-Account may take place without prior approval of the Securities and Exchange Commission and notice to Certificate Owners, to the extent required by the Investment Company Act of 1940.

Keyport Benefit has also reserved the right, subject to compliance with the law as currently applicable or subsequently changed: (a) to operate the Variable Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law; (b) to take any action necessary to comply with or obtain and continue any exemptions from the Investment Company Act of 1940 or to comply with any other applicable law;
(c) to transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate investment accounts, or to Keyport Benefit's general account; or to add, combine or remove Sub-Accounts in the Variable Account; and (d) to change the way Keyport Benefit assesses charges, so long as the aggregate amount is not increased beyond that currently charged to the
Variable   Account   and  the  Eligible  Funds  in  connection   with   the
Certificates.

                                DEDUCTIONS

               Deductions for Certificate Maintenance Charge

Keyport Benefit has responsibility for all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Certificates, maintenance of Certificate Owners' records, and all accounting, valuation, regulatory and reporting requirements. Keyport Benefit makes a Certificate Maintenance Charge for such services during the accumulation and annuity payment periods. At the present time the Certificate Maintenance Charge is $36 per Certificate Year. PRIOR TO THE INCOME DATE THE CERTIFICATE MAINTENANCE CHARGE IS NOT GUARANTEED AND MAY BE CHANGED BY KEYPORT BENEFIT.

The Certificate Maintenance Charge will be waived before the Income Date if:

(i)   it is the first Certificate Anniversary,
(ii) the Certificate Value is greater than or equal to $40,000 on the Certificate Anniversary date this charge is imposed, or
(iii) Purchase Payments of at least $2,000 have been made in the prior Certificate Year and there has been no partial withdrawal in the prior Certificate Year.

The Certificate Maintenance Charge will be waived on and after the Income Date for the current year if:

(i)  variable annuity Option A is applicable; and
(ii) at the time of the first payment of the year, the present value of all of the remaining payments (see "Option A" on Page 22) is greater than or equal to $40,000.

Prior to the Income Date, the full amount of the charge will be deducted from the Variable Account Value on each Certificate Anniversary and on the date of any total surrender not falling on the Certificate Anniversary. On the Income Date, a pro-rata portion of the charge due on the next Certificate Anniversary will be deducted from the Variable Account Value. This pro-rata charge covers the period from the prior Certificate Anniversary to the Income Date. For example, if the Income Date occurs 73 days after that prior anniversary, then one-fifth (i.e., 73 days/365 days) of the annual charge would be deducted on the Income Date. The charge will be deducted from each Sub-Account in the proportion that the value of each bears to the Variable Account Value.

Once annuity payments begin on the Income Date or once they begin after surrender benefits are applied under a settlement option, the yearly cost of the Certificate Maintenance Charge for a payee's annuity will be the same as the yearly amount in effect immediately before the annuity payments begin. Keyport Benefit may not later change the amount of the Certificate Maintenance Charge deducted from the annuity payments. The charge will be deducted on a pro-rata basis from each annuity payment. For example, if annuity payments are monthly, then one-twelfth of the annual charge will be deducted from each payment.


             Deductions for Mortality and Expense Risk Charge

Although variable annuity payments made to Annuitants will vary in accordance with the investment performance of the investments of the Variable Account, they will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. Keyport Benefit guarantees the Death Benefits described below (see "Death Benefits"). Keyport Benefit assumes an expense risk since the Certificate Maintenance Charge after the Income Date will stay the same and not be affected by variations in expenses.

To compensate it for assuming mortality and expense risks, for each Valuation Period Keyport Benefit deducts from each Sub-Account a Mortality and Expense Risk Charge equal on an annual basis to 1.25% of the average daily net asset value of the Sub-Account. The charge is deducted during both the accumulation and annuity periods (i.e., both before and after the Income Date). Less than the full charge will be deducted from Sub-Account values attributable to Certificates issued to employees of Keyport Benefit and other persons specified in "Sales of the Certificates".

                 Deductions for Daily Distribution Charge

Keyport Benefit also deducts from each Sub-Account each Valuation Period a daily Distribution Charge equal on an annual basis to 0.15% of the average daily net asset value of the Sub-Account. This charge compensates Keyport Benefit for certain sales distribution expenses relating to the Certificate.

This charge will not be deducted from Sub-Account values attributable to Certificates that have reached the maximum cumulative distribution charge limit defined below and to Certificates issued to employees of Keyport Benefit and other persons specified in "Sales of the Certificates". The charge is also not deducted from Sub-Account values attributable to Annuity Units. Keyport Benefit may decide not to deduct the charge from Sub-Account values attributable to a Certificate issued in an internal exchange or transfer of an annuity contract of Keyport Benefit's general account.

              Deductions for Contingent Deferred Sales Charge

A sales charge is not deducted from the Certificate's Purchase Payments when initially received. However, a Contingent Deferred Sales Charge may be deducted upon a surrender.

In order to determine whether a Contingent Deferred Sales Charge will be due upon a partial or total surrender, Keyport Benefit maintains a separate set of records. These records identify the date and amount of each Purchase Payment made to the Certificate and the Certificate Value over time.

Certificate Owners will be permitted to make partial surrenders during the Accumulation Period without incurring a Contingent Deferred Sales Charge, as follows:

1. In any Certificate Year, Certificate Owners may withdraw an aggregate amount not to exceed, at the time of the withdrawal, the Certificate's earnings, which equal: (a) the Certificate Value, less (b) the portion of the Purchase Payments not previously withdrawn.

2. In any Certificate Year after the first, Certificate Owners may withdraw, in addition to the amount available in 1., the amount by which 10% of the Certificate Value as of the preceding Certificate Anniversary exceeds the amount available in 1.

Contingent Deferred Sales Charges, as discussed below, will be deducted with respect to withdrawals in excess of these amounts.

In computing the applicable charge amounts, the amount of any surrender in any Certificate Year after the first as set forth in 2. above, will be deducted from the Purchase Payments in chronological order from the oldest to the most recent until the amount is fully deducted. Any amount so deducted will not be subject to a charge.

The following additional amounts will be deducted from the Purchase Payments in the same chronological order: the amount of any surrender in the first Certificate Year in excess of the amount set forth in 1. above and the amount of any surrender in any later Certificate Year in excess of the combined amount set forth in 1. and 2. above. The Contingent Deferred Sales Charge for each Purchase Payment from which a deduction is made will be equal to (a) multiplied by (b), where:

(a)    is the amount so deducted; and

(b) is the applicable percentage for the number of years that have elapsed from the date of that payment to the date of surrender. Years are measured from the month and day of payment to the same month and day in each subsequent calendar year. The percentages applicable to each Purchase Payment during the seven years after the date of its payment are: 7% during year 1; 6% during year 2; 5% during year 3; 4% during year 4; 3% during year 5; 2% during year 6; 1% during year 7; and 0% thereafter.

The applicable Contingent Deferred Sales Charges for each Purchase Payment are then totaled. The lesser of this total amount and the Certificate's maximum cumulative distribution charge will be deducted from the Certificate Value in the same manner as the surrender amount. The maximum cumulative distribution charge is equal to (a) less (b), where (a) is 9% of the total Purchase Payments made to the Certificate and (b) is the sum of all prior Contingent Deferred Sale Charge deductions from the Certificate Value and all prior Variable Account daily distribution charges applicable to the Certificate from the 0.15% distribution charge factor. After each surrender, Keyport Benefit's records will be adjusted to reflect any deductions made from the applicable Purchase Payments.

Example: Two Purchase Payments were made one year apart for $5,000 and $7,000. The Certificate Value has grown to an assumed $13,200 when the Certificate Owner decides to withdraw $8,000. The Certificate Value at the beginning of the Certificate Year of surrender was $13,000. The Contingent Deferred Sales Charge percentages at the time of surrender are an assumed 5% for the $5,000 payment and 6% for the $7,000 payment. The portion of the surrender representing the Certificate's earnings ($13,200 less $12,000, or $1,200) would not be subject to charges. Since $1,200 is less than the amount guaranteed not to have charges (10% of $13,000, or $1,300), an additional $100 would not be subject to charges. This $100 would be deducted from the oldest Purchase Payment, reducing it from $5,000 to $4,900. The $1,200 increase in value plus the additional $100 leaves $6,700 ($8,000 - 1,200 - 100) to be deducted. This $6,700 would be deducted from the $4,900 of the first payment still left and $1,800 of the second payment. The total Contingent Deferred Sales Charge would be $4,900 multiplied by the applicable 5% and $1,800 times the applicable 6%, or a total of $353. The distribution charge records would now reflect $0 for the 1st payment and $5,200 for the 2nd payment. The $8,000 requested plus the $353 charge would be deducted from Certificate Values under the rules specified in "Partial Withdrawals and Surrender" on Page 21.

The Contingent Deferred Sales Charge, when it is applicable, will be used to cover the expenses of selling the Certificate, including compensation paid to selling dealers and the cost of sales literature. Any expenses not covered by the charge will be paid from Keyport Benefit's general account, which may include monies deducted from the Variable Account for the Mortality and Expense Risk Charge. A dealer selling the Certificate may receive up to 6.00% of Purchase Payments with additional compensation later based on the Certificate Value of those payments. During certain time periods selected by Keyport Benefit and Keyport Financial Services Corp., the percentage may increase to 6.25%.

The Contingent Deferred Sales Charge will be waived in the event a Covered Person is confined in a medical facility in accordance with the provisions and conditions of an endorsement relating to such confinements.

The Contingent Deferred Sales Charge will be eliminated under Certificates issued to employees of Keyport Benefit and other persons specified in "Sales of the Certificates".

Keyport Benefit may reduce or change to 0% any Contingent Deferred Sales Charge percentage under a Certificate issued in an internal exchange or transfer of an annuity contract of Keyport Benefit's general account.

Keyport Benefit may allow, under the Systematic Withdrawal Program and under other permitted circumstances, all or part of the amount in 2. above to also be available in the first Certificate Year. If so, the amount in 2. above will be calculated by substituting the initial Purchase Payment for the Certificate Value.

            Deductions for Transfers of Variable Account Value

The Certificate allows Keyport Benefit to charge a transfer fee. Currently no fee is being charged. Certificate Owners will be notified, in advance, of the imposition of any fee. The fee will not exceed $25.

                       Deductions for Premium Taxes

Keyport Benefit deducts the amount of any premium taxes levied by any state or governmental entity when paid unless Keyport Benefit elects to defer such deduction. Such premium taxes depend, among other things, on the type of Certificate (Qualified or Non-Qualified), on the state of residence of the Certificate Owner, the state of residence of the Annuitant, the status of Keyport Benefit within such states, and the insurance tax laws of such states. For New York Certificates, the current premium tax rate is 0%.

                        Deductions for Income Taxes

Keyport Benefit will deduct from any amount payable under the Certificate any income taxes that a governmental authority requires Keyport Benefit to withhold with respect to that amount. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

                      Total Variable Account Expenses

The Variable Account's total expenses in relation to the Certificate will be the Certificate Maintenance Charge, the Mortality and Expense Risk Charge, and the Daily Sales Charge.

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and therefore the deductions from and expenses paid out of the assets of the Eligible Funds. These deductions and expenses are described in the Eligible Fund prospectuses.

                              OTHER SERVICES

The Programs. Keyport Benefit offers several investment related programs which are available only prior to the Income Date: Asset Allocation; Dollar Cost Averaging; Systematic Investment; and Systematic Withdrawal Programs. A Rebalancing Program is available prior to and after the Income Date. Under each Program that utilizes transfers, the related transfers between and among Sub-Accounts and the Fixed Account are not counted as one of the twelve free transfers. Each of the Programs has its own requirements, as discussed below. Keyport Benefit reserves the right to terminate any Program.

If the Certificate Owner has submitted the required telephone authorization form, certain changes may be made by telephone. For those Programs involving transfers, Owners may change instructions by telephone with regard to which Sub-Accounts or the Fixed Account Certificate Value may be transferred. The current conditions and procedures are described in Appendix B.

Dollar Cost Averaging Program. Keyport Benefit offers a Dollar Cost Averaging program that Certificate Owners may participate in by Written Request. The program periodically transfers Accumulation Units from the Stein Roe Money Market Sub-Account or the One-Year Guarantee Period of the Fixed Account to other Sub-Accounts selected by the Certificate Owner. The program allows a Certificate Owner to invest in Variable Sub-Accounts over time rather than having to invest in those Sub-Accounts all at once. The program is available for initial and subsequent Purchase Payments and for Certificate Value transferred into the Stein Roe Money Market Sub-Account or the One-Year Guarantee Period. Under the program, Keyport Benefit makes automatic transfers on a periodic basis out of the Stein Roe Money Market Sub-Account or the One-Year Guarantee Period into one or more of the other available Sub-Accounts (Keyport Benefit reserves the right to limit the number of Sub-Accounts the Certificate Owner may choose but there are currently no limits).

The Certificate Owner by Written Request must specify the Stein Roe Money Market Sub-Account or the One Year Guarantee Period from which the transfers are to be made, the monthly amount to be transferred (minimum $100) and the Sub-Account(s) to which the transfers are to be made. The first transfer will occur at the close of the Valuation Period that includes the 30th day after the receipt of the Certificate Owner's Written Request. Each succeeding transfer will occur one month later (e.g., if the 30th day after the receipt date is April 8, the second transfer will occur at the close of the Valuation Period that includes May 8). When the remaining value is less than the monthly transfer amount, that remaining value will be transferred and the program will end. Before this final transfer, the Certificate Owner may extend the program by allocating additional Purchase Payments to the Stein Roe Money Market Sub-Account or the One Year Guarantee Period or by transferring Certificate Value to the Stein Roe Money Market Sub-Account or the One Year Guarantee Period. The Certificate Owner may, by Written Request or by telephone, change the monthly amount to be transferred, change the Sub-Account(s) to which the transfers are to be made, or end the program. The program will automatically end if the Income Date occurs. Keyport Benefit reserves the right to end the program at any time by sending the Certificate Owner a notice one month in advance.

Written or telephone instructions must be received by Keyport Benefit by the end (currently 4:00 PM Eastern Time) of the business day preceding the next scheduled transfer in order to be in effect for that transfer. Telephone instructions are subject to the conditions and procedures established by Keyport Benefit from time to time. The current conditions and procedures appear in Appendix B, and Certificate Owners in a dollar cost averaging program will be notified, in advance, of any changes.

Asset Allocation Program. Certificate Owners may select from five asset allocation model portfolios separately developed by Ibbotson Associates and Standard & Poor's (Model A - Capital Preservation, Model B - Income and Growth, Model C - Moderate Growth, Model D - Growth, and Model E -
Aggressive Growth). If a Certificate Owner elects one of the models, initial and subsequent Purchase Payments will automatically be allocated among the Sub-Accounts in the model. Only one model may be used in a Certificate at a time. Certificate Owners may use a questionnaire and scoring system to determine the model which corresponds to their risk tolerance and time horizons.

Periodically Ibbotson Associates and Standard & Poor's will review the models and may determine that a reconfiguration of the Sub-Accounts and percentage allocations among those Sub-Accounts is appropriate. Certificate Owners will receive notification prior to any reconfiguration.

The Fixed Account is not available in any asset allocation model. A Certificate Owner may allocate initial or subsequent Purchase Payments, or Certificate Value, between an asset allocation model and the Fixed Account.

Rebalancing Program. In accordance with the Certificate Owner's election of the relative Purchase Payment percentage allocations, Keyport Benefit will automatically rebalance the Certificate Value of each Sub-Account either monthly, quarterly, semi-annually, or annually. On the last day of the period selected, Keyport Benefit will automatically rebalance the Certificate Value in each of the Sub-Accounts to match the current Purchase Payment percentage allocations. The Program may be terminated at any time and the percentages may be altered by Written Request. The requested change must be received at the Service Office ten (10) days prior to the end of the period selected. Certificate Value allocated to the Fixed Account is not subject to automatic rebalancing. After the Income Date, automatic rebalancing applies only to variable annuity payments and Keyport Benefit will rebalance the number of Annuity Units in each Sub-Account. Annuity Units are used to calculate the amount of each Sub-Account annuity payment; see "Variable Annuity Benefits" in the Statement of Additional Information.

Systematic Investment Program. Purchase Payments under Non-Qualified Certificates may be made by monthly deductions from the bank account or payroll of any Certificate Owner who has completed and returned to Keyport Benefit a Systematic Investment Program application and authorization form. The application and authorization form may be obtained from Keyport Benefit or from the sales representative. Each Systematic Investment Program Purchase Payment is subject to a current minimum of $50.

Systematic Withdrawal Program. To the extent permitted by law, Keyport Benefit will make monthly, quarterly, semi-annually or annual distributions of a predetermined dollar amount to a Certificate Owner that has enrolled in the Systematic Withdrawal Program. Under the Program, all distributions will be made directly to the Certificate Owner and will be treated for federal tax purposes as any other withdrawal or distribution of Certificate Value. (See "Tax Status".) A Certificate Owner may specify the amount of each partial withdrawal, subject to a minimum of $100. Systematic withdrawals may be made from the Sub-Accounts and the One-Year Guarantee Period of the Fixed Account. In each Certificate Year, portions of Certificate Value may be withdrawn without the imposition of any Contingent Deferred Sales Charge ("Free Withdrawal Amount"). If withdrawals pursuant to the Program are greater than the Free Withdrawal Amount, the amount of the withdrawals greater than the Free Withdrawal Amount will be subject to the applicable Contingent Deferred Sales Charge. Any unrelated voluntary partial withdrawal a Certificate Owner makes during a Certificate Year will be aggregated with withdrawals pursuant to the Program to determine the applicability of any Contingent Deferred Sales Charge under the Certificate provisions regarding partial withdrawals.

Unless the Certificate Owner specifies the Sub-Account or Sub-Accounts or the Fixed Account from which withdrawals of Certificate Value shall be made or if the amount in a specified Sub-Account is less than the predetermined amount, Keyport Benefit will make withdrawals under the Program from the Sub-Accounts and the Fixed Account in amounts proportionate to the amounts in the Sub-Accounts and the Fixed Account. All withdrawals under the Program will be effected by canceling the number of Accumulation Units equal in value to the amount to be distributed to the Certificate Owner and any applicable Contingent Deferred Sales Charge.

The Program may be combined with all other Programs except the Systematic Investment Program.

It may not be advisable to participate in the Systematic Withdrawal Program and incur a Contingent Deferred Sales Charge when making additional Purchase Payments under the Certificate.

                             THE CERTIFICATES

                          Variable Account Value

The Variable Account Value for a Certificate is the sum of the value of each Sub-Account to which values are allocated under a Certificate. The value of each Sub-Account is determined at any time by multiplying the number of Accumulation Units attributable to that Sub-Account by the Accumulation Unit value for that Sub-Account at the time of determination. The Accumulation Unit value is an accounting unit of measure used to determine the change in an Accumulation Unit's value from Valuation Period to Valuation Period.

Each Purchase Payment that is made results in additional Accumulation Units being credited to the Certificate and the appropriate Sub-Account thereunder. The number of additional units for any Sub-Account will equal the amount allocated to that Sub-Account divided by the Accumulation Unit value for that Sub-Account at the time of investment.

                             Valuation Periods

The Variable Account is valued each Valuation Period using the net asset value of the Eligible Fund shares. A Valuation Period is the period commencing at the close of trading on the New York Stock Exchange on each Valuation Date and ending at the close of trading for the next succeeding Valuation Date. A Valuation Date is each day that the New York Stock Exchange is open for business. The New York Stock Exchange is currently closed on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                           Net Investment Factor

Variable Account Value will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect value, Keyport Benefit utilizes an Accumulation Unit value. Each Sub-Account has its own Accumulation Units and value per Unit. The Unit value applicable during any Valuation Period is determined at the end of that period.

When Keyport Benefit first purchased Eligible Fund shares on behalf of the Variable Account, Keyport Benefit valued each Accumulation Unit at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. Keyport Benefit calculates a net investment factor for each Sub-Account by dividing (a) by (b) and then subtracting (c) (i.e., (a/b) - c), where:

(a) is equal to:

(i) the net asset value per share of the Eligible Fund at the end of the Valuation Period; plus

(ii) the per share amount of any distribution made by the Eligible Fund if the "ex-dividend" date occurs during that same Valuation Period.

(b) is the net asset value per share of the Eligible Fund at the end of the prior Valuation Period.

(c)    is equal to:

(i)    the Valuation Period equivalent of the Mortality and Expense Risk
       Charge; plus

(ii)   the Valuation Period equivalent of the daily Distribution Charge;
       plus

(iii) a charge factor, if any, for any tax provision established by Keyport Benefit as a result of the operations of that Sub-Account.

If a Certificate ever reaches the maximum cumulative sales charge limit defined in "Deductions for Contingent Deferred Sales Charge", the daily distribution charge in (c)(ii) above is eliminated. For Certificates issued to employees of Keyport Benefit and other persons specified in "Sales of the Certificates", the Mortality and Expense Risk Charge is .35%, and the daily Distribution Charge in (c)(ii) above is eliminated. The daily Distribution Charge in (c)(ii) above may be eliminated for certain Certificates issued in an internal exchange or transfer (see "Deductions for Daily Distribution Charge").

                      Modification of the Certificate

Only Keyport Benefit's President or Secretary may agree to alter the Certificate or waive any of its terms. Any changes must be made in writing and with the Certificate Owner's consent, except as may be required by applicable law.

                              Right to Revoke

The Certificate Owner may return the Certificate within 10 days after he or she receives it by delivering or mailing it to Keyport Benefit's Service Office. The return of the Certificate by mail will be effective when the postmark is affixed to a properly addressed and postage-prepaid envelope. The returned Certificate will be treated as if Keyport Benefit never issued it and Keyport Benefit will refund the Certificate Value.

              DEATH PROVISIONS FOR NON-QUALIFIED CERTIFICATES

Death of Primary Owner, Joint Owner or Certain Non-Owner Annuitant. These provisions apply if, before the Income Date while the Certificate is In Force, the primary Certificate Owner or any Joint Certificate Owner dies (whether or not the decedent is also the Annuitant) or the Annuitant dies under a Certificate with a non-natural Certificate Owner such as a trust. The Designated Beneficiary will control the Certificate after such a death.

If the decedent's surviving spouse (if any) is the sole Designated Beneficiary, the surviving spouse will automatically become the new sole primary Certificate Owner as of the decedent's date of death. And, if the Annuitant is the decedent, the new Annuitant will be any living contingent annuitant, otherwise the surviving spouse. The Certificate may continue until another death occurs (i.e., until the death of the Annuitant, primary Certificate Owner or joint Certificate Owner). Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Certificate may continue up to five years from the date of death. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial surrenders or the right to totally surrender the Certificate for its Surrender Value. If the Certificate is still in effect at the end of the five-year period, Keyport Benefit will automatically end it then by paying the Certificate Value to the Designated Beneficiary. If the Designated Beneficiary is not then alive, Keyport Benefit will pay any person(s) named by the Designated Beneficiary in a Written Request; otherwise the Designated Beneficiary's estate.

The Covered Person under this paragraph shall be the decedent if he or she is the first to die of the primary Certificate Owner, Joint Certificate Owner, Annuitant, or, if there is a non-natural Certificate Owner such as a trust, the Annuitant shall be the Covered Person. If the Covered Person dies, the Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA"). The DBA is:

The DBA at issue is the initial Purchase Payment. Thereafter, the DBA is calculated for each Valuation Period by adding any additional Purchase Payments, and deducting any partial withdrawals, including any applicable surrender charge. This resulting amount is the "net Purchase Payment death benefit". The Certificate Value for each Certificate Anniversary (the "Anniversary Value") before the 81st birthday of the Covered Person is determined. Each Anniversary Value is increased by any Purchase Payments made after that anniversary. This resultant value is then decreased by an amount calculated at the time of any partial withdrawal made after that anniversary. The amount is calculated by taking the amount of any partial withdrawal, and dividing by the Certificate Value immediately preceding the partial withdrawal, and then multiplying by the Anniversary Value immediately preceding the withdrawal. The greatest Anniversary Value, as so adjusted, (the "greatest Anniversary Value") is the DBA unless the net Purchase Payment death benefit is higher. The net Purchase Payment death benefit will be the DBA if such amount is higher than the greatest Anniversary Value.

When  Keyport  Benefit  receives due proof of the Covered  Person's  death,
Keyport Benefit will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, Keyport Benefit will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Keyport Benefit receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when Keyport Benefit receives due proof of death. Whether or not the Certificate Value is increased because of this minimum death provision, the Designated Beneficiary may, by the later of the 90th day after the Covered Person's death and the 60th day after Keyport Benefit is notified of the death, surrender the Certificate for the Certificate Withdrawal Value without any applicable Contingent Deferred Sales Charge being deducted. For a surrender after the applicable 90 or 60 day period and for a surrender at any time after the death of a non-Covered Person, any applicable Contingent Deferred Sales Charge would be deducted. If the Certificate is not surrendered, it will continue for the time period specified above.

Payment of Benefits. Instead of receiving a lump sum, the Certificate Owner or any Designated Beneficiary may direct by Written Request that Keyport Benefit pay any benefit of $5,000 or more under an annuity payment option that meets the following: (a) the first payment to the Designated Beneficiary must be made no later than one year after the date of death;
(b) payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and (c) any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

Death of Certain Non-Certificate Owner Annuitant. These provisions apply if, before the Income Date while the Certificate is In Force, (a) the Annuitant dies, (b) the Annuitant is not a Certificate Owner, and (c) the Certificate Owner is a natural person. The Certificate will continue after the Annuitant's death. The new Annuitant will be any living contingent annuitant, otherwise the primary Certificate Owner. If the Annuitant is the first to die of the Certificate's primary Certificate Owner, Joint Certificate Owner and Annuitant, then the Annuitant is the Covered Person and the Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA"), as defined above. When Keyport Benefit receives due proof of the Annuitant's death, Keyport Benefit will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, Keyport Benefit will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Keyport Benefit receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when Keyport Benefit receives due proof of death. Whether or not the Certificate Value is increased because of this minimum death provision, the Certificate Owner may surrender the Certificate within 90 days of the date of the Annuitant's death for the Certificate Withdrawal Value without any applicable Contingent Deferred Sales Charge being deducted. For a surrender after 90 days, any applicable Contingent Deferred Sales Charge would be deducted.

                DEATH PROVISIONS FOR QUALIFIED CERTIFICATES

Death of Annuitant. If the Annuitant dies before the Income Date while the Certificate is In Force, the Designated Beneficiary will control the Certificate after such a death. The Certificate Value will be increased, as provided below, if it is less than the Death Benefit Amount ("DBA") as defined above. When Keyport Benefit receives due proof of the Annuitant's death, Keyport Benefit will compare, as of the date of death, the Certificate Value to the DBA. If the Certificate Value was less than the DBA, Keyport Benefit will increase the current Certificate Value by the amount of the difference. Note that while the amount of the difference is determined as of the date of death, that amount is not added to the Certificate Value until Keyport Benefit receives due proof of death. The amount to be credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when Keyport Benefit receives due proof of death. Whether or not the Certificate Value is increased because of this minimum death provision, the Designated Beneficiary may, by the later of the 90th day after the Annuitant's death and the 60th day after Keyport Benefit is notified of the death, surrender the Certificate for the Certificate Withdrawal Value without any applicable Contingent Deferred Sales Charge being deducted. For a surrender after the applicable 90 or 60 day period, any applicable Contingent Deferred Sales Charge would be deducted.

If the Certificate is not surrendered, it may continue for the time period permitted by the Internal Revenue Code provisions applicable to the particular Qualified Plan. During this period, the Designated Beneficiary may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to totally surrender the Certificate for its Certificate Withdrawal Value. If the Certificate is still in effect at the end of the period, Keyport Benefit will automatically end it then by paying the Certificate Withdrawal Value (without the deduction of any applicable Contingent Deferred Sales Charge) to the Designated Beneficiary. If the Designated Beneficiary is not alive then, Keyport Benefit will pay any person(s) named by the Designated Beneficiary in a Written Request; otherwise the Designated Beneficiary's estate.

Payment of Benefits. Instead of receiving a lump sum, the Certificate Owner or any Designated Beneficiary may direct by Written Request that Keyport Benefit pay any benefit of $5,000 or more under an annuity payment option that meets the following: (a) the first payment to the Designated Beneficiary must be made no later than one year after the date of death;
(b) payments must be made over the life of the Designated Beneficiary or over a period not extending beyond that person's life expectancy; and (c) any payment option that provides for payments to continue after the death of the Designated Beneficiary will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

                           CERTIFICATE OWNERSHIP

The  Certificate  Owner shall be the person designated in the  application.
The Certificate Owner may exercise all the rights of the Certificate. Joint Certificate Owners are permitted but not contingent Certificate Owners.

The Certificate Owner may by Written Request change the Certificate Owner, primary beneficiary, contingent beneficiary or contingent annuitant. An irrevocably-named person may be changed only with the written consent of such person.

Because a change of Certificate Owner by means of a gift (i.e., a transfer without full and adequate consideration) may be a taxable event, a Certificate Owner should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

Any Qualified Certificate may have limitations on transfer of ownership. A Certificate Owner should consult the Plan Administrator and a competent tax adviser as to the tax consequences resulting from such a transfer.

                                ASSIGNMENT

The Certificate Owner may assign the Certificate at any time. A copy of any assignment must be filed with Keyport Benefit. The Certificate Owner's rights and those of any revocably-named person will be subject to the assignment. Any Qualified Certificate may have limitations on assignability.

Because an assignment may be a taxable event, a Certificate Owner should consult a competent tax adviser as to the tax consequences resulting from any such assignment.

                     PARTIAL WITHDRAWALS AND SURRENDER

The Certificate Owner may make partial withdrawals from the Certificate. Keyport Benefit must receive a Written Request and the minimum amount to be withdrawn must be at least $300 or such lesser amount as Keyport Benefit may permit in conjunction with a Systematic Withdrawal Program. If the Certificate Value after a partial withdrawal would be below $2,500, Keyport Benefit will treat the request as a withdrawal of only the excess amount over $2,500. The amount withdrawn will include any applicable Contingent Deferred Sales Charge and therefore the amount actually withdrawn may be greater than the amount of the surrender check requested. Unless the request specifies otherwise, the total amount withdrawn will be deducted from all Sub-Accounts of the Variable Account in the ratio that the value in each Sub-Account bears to the total Variable Account Value. If there is no value, or insufficient value, in the Variable Account, then the amount surrendered, or the insufficient portion, will be deducted from the Fixed Account in the ratio that each Guarantee Period's value bears to the total Fixed Account Value.

The Certificate Owner may totally surrender the Certificate by making a Written Request. Surrendering the Certificate will end it. Upon surrender, the Certificate Owner will receive the Certificate Withdrawal Value.

Keyport Benefit will pay the amount of any surrender within seven days of receipt of such request. Alternatively, the Certificate Owner may purchase for himself or herself an annuity option with any surrender benefit of at least $5,000. Keyport Benefit's consent is needed to choose an option if the Certificate Owner is not a natural person.

Annuity options based on life contingencies cannot be surrendered after annuity payments have begun. Option A, which is not based on life contingencies, may be surrendered if a variable payout has been selected.

Because of the potential tax consequences of a full or partial surrender, a Certificate Owner should consult a competent tax adviser regarding a surrender.

                            ANNUITY PROVISIONS

                             Annuity Benefits

If the Annuitant is alive on the Income Date and the Certificate is In Force, payments will begin under the annuity option or options the Certificate Owner has chosen. The amount of the payments will be determined by applying the Certificate Value increased or decreased by a limited Market Value Adjustment of Fixed Account Value described in Appendix A (less any premium taxes not previously deducted and less any applicable Certificate Maintenance Charge) on the Income Date in accordance with the option selected.

                      Income Date and Annuity Option

The  Certificate Owner may select an Income Date and an Annuity  Option  at the time of application. If the Certificate Owner does not select an Annuity Option, Option B will automatically be designated. If the Certificate Owner does not select an Income Date for the Annuitant, the Income Date will automatically be the earlier of (i) the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary and (ii) any maximum date permitted under state law.

                 Change in Income Date and Annuity Option

The Certificate Owner may choose or change an Annuity Option or the Income Date by making a Written Request to Keyport Benefit at least 30 days prior to the Income Date. However, any Income Date must be: (a) for fixed annuity options, not earlier than the first Certificate Anniversary; and
(b) not later than the earlier of (i) the later of the Annuitant's 90th birthday and the 10th Certificate Anniversary and (ii) any maximum date permitted under state law.

                              Annuity Options


The Annuity Options are:

    Option A: Income for a Fixed Number of Years;

    Option B: Life Income with 10 Years of Payments Guaranteed; and

    Option C: Joint and Last Survivor Income.

Other options may be arranged by mutual consent. Each option is available in two forms -- as a variable annuity for use with the Variable Account and as a fixed annuity for use with Keyport Benefit's general account Fixed Account. Variable annuity payments will fluctuate while fixed annuity payments will not. The dollar amount of each fixed annuity payment will be determined by deducting from the Certificate Value increased or decreased by a limited Market Value Adjustment described in Appendix A any premium taxes not previously deducted and any applicable Certificate Maintenance Charge and then dividing the remainder by $1,000 and multiplying the result by the greater of: (a) the applicable factor shown in the appropriate table in the Certificate; or (b) the factor currently offered by Keyport Benefit at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

If no Annuity Option is selected, Option B will automatically be applied. Unless the Certificate Owner chooses otherwise, Variable Account Value, less any applicable premium taxes not previously deducted and less any applicable Certificate Maintenance Charge will be applied to a variable annuity option and Fixed Account Value increased or decreased by a limited Market Value Adjustment described in Appendix A less any premium taxes not previously deducted will be applied to a fixed annuity option. Whether variable or fixed, the same Certificate Value applied to each option will produce a different initial annuity payment as well as different subsequent payments.

The payee is the person who will receive the sum payable under an annuity option. Any annuity option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available to apply under any variable or fixed option is less than $5,000, Keyport Benefit has reserved the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

Annuity payments will be made monthly unless quarterly, semi-annual or annual payments are chosen by Written Request. However, if any payment provided for would be or becomes less than $100, Keyport Benefit has the right to reduce the frequency of payments to such an interval as will result in each payment being at least $100.

Option A: Income For a Fixed Number of Years. Keyport Benefit will pay an annuity for a chosen number of years, not fewer than 5 nor over 50 (a period of years over 30 may be chosen only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment). Option A is referred to as Preferred Income Plan (PIP). At any time while variable annuity payments are being made, the payee may elect to receive the following amount: (a) the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option (this interest rate is 5% per year, unless 3% per year is chosen by Written Request at the time the option is selected); less (b) any Contingent Deferred Sales Charge due by treating the value defined in (a) as a total surrender. (See "Deductions for Contingent Deferred Sales Charge".) Instead of receiving a lump sum, the payee may elect another payment option and the amount applied to the option will not be reduced by the charge defined in (b) above. If, at the death of the payee, Option A payments have been made for fewer than the chosen number of years:

(a) payments will be continued during the remainder of the period to the successor payee; or

(b) that successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 5% per year, unless 3% per year had been chosen by the payee at the time the option was selected.

The Mortality and Expense Risk Charge is deducted during the Option A payment period if a variable payout has been selected, but Keyport Benefit has no mortality risk during this period.

Keyport Benefit has available a "level monthly" payment option that can be chosen for variable payments under Option A. Under this option, the monthly payment amount changes every twelve months instead of every month as would be the case under the standard monthly payment frequency. The "level monthly" option converts an annual payment amount into twelve equal monthly payments as follows. Each annual payment will be determined as described below in "Variable Annuity Payment Values". Each annual payment will then be placed in Keyport Benefit's general account, from which it will be paid out in twelve equal monthly payments. The sum of the twelve monthly payments will exceed the annual payment amount because of an interest rate factor used by Keyport Benefit that will vary from year to year. If the payments are commuted, (1) the commutation method described above for calculating the present value of remaining payments applies to any remaining annual payments and (2) any unpaid monthly payments out of the current twelve will be commuted at the interest rate that was used to determine those twelve current monthly payments.

See "Annuity Payments" on Page 24 for the manner in which Option A may be taxed.

Option  B:  Life  Income  with 10 Years of Payments  Guaranteed.    Keyport
Benefit will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:

(a) payments will be continued during the remainder of the period to the successor payee; or

(b) that successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this option. For the variable annuity, this interest rate is 5% per year, unless 3% per year was chosen by the Payee's Written Request.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option C: Joint and Last Survivor Income. Keyport Benefit will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES DIE AFTER THE RECEIPT OF THE FIRST PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF BOTH PAYEES DIE AFTER RECEIPT OF THE SECOND PAYMENT AND SO ON.


                      Variable Annuity Payment Values

The amount of the first variable annuity payment is determined by Keyport Benefit using an annuity purchase rate that is based on an assumed annual investment return of 5% per year, unless 3% is chosen by Written Request. Subsequent variable annuity payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed investment return. The total dollar amount of each variable annuity payment will be equal to: (a) the sum of all Sub-Account payments; less (b) the pro-rata amount of the annual Certificate Maintenance Charge. Currently, a payee may instruct Keyport Benefit to change the Sub-Account(s) used to determine the amount of the variable annuity payments unlimited times every 12 months.

               Proof of Age, Sex, and Survival of Annuitant

Keyport Benefit may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, Keyport Benefit will compute the amount payable based on the correct age and sex. If income payments have begun, any underpayments
Keyport Benefit may have made will be paid in full with the next annuity payment. Any overpayments, unless repaid in one sum, will be deducted from future annuity payments until Keyport Benefit is repaid in full.

                          SUSPENSION OF PAYMENTS

Keyport Benefit reserves the right to postpone surrender payments from the Fixed Account for up to six months. Keyport Benefit reserves the right to suspend or postpone any type of payment from the Variable Account for any period when: (a) the New York Stock Exchange is closed other than customary weekend or holiday closings; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or (d) the Securities and Exchange Commission permits delay for the protection of security holders. The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions described in (b) and (c) exist.

                                TAX STATUS

                               Introduction

The Certificate is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Certificate Value, on annuity payments, and on the economic benefit to the Certificate Owner, Annuitant or Designated Beneficiary
depends on the type of retirement plan for which the Certificate is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon Keyport Benefit's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.


                     Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Certificate until a distribution occurs, in the form of a full surrender, a partial surrender, an assignment or gift of the Certificate, or annuity payments.

Surrenders, Assignments and Gifts. A Certificate Owner who fully surrenders his or her Certificate is taxed on the portion of the payment that exceeds his or her cost basis in the Certificate. For Non-Qualified
Certificates, the cost basis is generally the amount of the Purchase Payments made for the Certificate and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Certificates, the cost basis is generally zero and the taxable portion of the surrender payment is generally taxed as ordinary income subject to special 5-year income averaging. A Designated Beneficiary receiving a lump sum surrender benefit after the death of the Annuitant or Certificate Owner is taxed on the portion of the amount that exceeds the Certificate Owner's cost basis in the Certificate. If the Designated Beneficiary elects to receive annuity payments within 60 days of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Certificates, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income-tax-free treatment applicable to persons inheriting and then selling mutual fund shares with a date-of-death value in excess of their basis.

Partial withdrawals received under Non-Qualified Certificates prior to annuitization are first included in gross income to the extent Certificate Value exceeds Purchase Payments. Then, to the extent the Certificate Value does not exceed Purchase Payments, such withdrawals are treated as a non-taxable return of principal to the Certificate Owner. For partial withdrawals under a Qualified Certificate, payments are treated first as a non-taxable return of principal up to the cost basis and then a taxable return of income. Since the cost basis of Qualified Certificates is generally zero, partial surrender amounts will generally be fully taxed as ordinary income.

A Certificate Owner who assigns or pledges a Non-Qualified Certificate is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to partial withdrawals or surrenders. A Certificate Owner who gives away the Certificate (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse is treated for income tax purposes as if he or she had fully surrendered the Certificate.

A special computational rule applies if Keyport Benefit issues to the Certificate Owner, during any calendar year, (a) two or more Certificates or (b) one or more Certificates and one or more of Keyport Benefit's other annuity contracts. Under this rule, the amount of any distribution includable in the Certificate Owner's gross income is to be determined under Section 72(e) of the Code by treating all the Keyport Benefit contracts as one contract. Keyport Benefit believes that this means the amount of any distribution under one Certificate will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Certificates or contracts exceeds the sum of the cost bases for all the contracts.

Annuity Payments. The non-taxable portion of each variable annuity payment is determined by dividing the cost basis of the Certificate by the total number of expected payments while the non-taxable portion of each fixed annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Certificate bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Certificates, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

With respect to the "level monthly" payment option available under Annuity Option A, pursuant to which each annual payment is placed in Keyport Benefit's general account and paid out with interest in twelve equal monthly payments, it is possible the IRS could determine that receipt of the first monthly payout of each annual payment is constructive receipt of the entire annual payment. Thus, the total taxable amount for each annual payment would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

Penalty Tax. Payments received by Certificate Owners, Annuitants, and Designated Beneficiaries under Certificates may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on amounts received:
(a) after the taxpayer attains age 59-1/2; (b) in a series of substantially equal payments made for life or life expectancy; (c) after the death of the Certificate Owner (or, where the Certificate Owner is not a human being, after the death of the Annuitant); (d) if the taxpayer becomes totally and permanently disabled; or (e) under a Non-Qualified Certificate's annuity payment option that provides for a series of substantially equal payments, provided only one Purchase Payment is made to the Certificate, the Certificate is not issued as a result of a Section 1035 exchange, and the first annuity payment begins in the first Certificate Year.

Income Tax Withholding. Keyport Benefit is required to withhold federal income taxes on taxable amounts paid under Certificates unless the recipient elects not to have withholding apply. Keyport Benefit will notify recipients of their right to elect not to have withholding apply. See "Tax-Sheltered Annuities" (TSAs) for an alternative type of withholding that may apply to distributions from TSAs that are eligible for rollover to another TSA or an individual retirement annuity or account (IRA).

Section 1035 Exchanges. A Non-Qualified Certificate may be purchased with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is Keyport Benefit's understanding that in such an event: (a) the new Certificate will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Certificates"; (b) Purchase Payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over ten years prior to the distribution; and (c) Purchase Payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law: (i) the penalty tax does not apply to any distribution; (ii) partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and (iii) assignments are not treated as surrenders subject to taxation. Keyport Benefit's understanding of the above is principally based on legislative reports prepared by the Staff of the Congressional Joint Committee on Taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds are designed to be managed to meet the diversification requirements for the Certificate as those requirements may change from time to time. If the diversification requirements are not satisfied, the Certificate would not be treated as an annuity contract. As a consequence to the Certificate Owner, income earned on a Certificate would be taxable to the Certificate Owner in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years. As a further consequence, Keyport Benefit would be subjected to federal income taxes on assets in the Variable Account.

The Secretary of the Treasury announced in September 1986 that he expects to issue regulations which will prescribe the circumstances in which a Certificate Owner's control of the investments of a segregated asset account may cause the Certificate Owner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Certificate. Keyport Benefit, however, has reserved certain rights to alter the Certificate and investment alternatives so as to comply with such regulations. Since the regulations have not been issued, there can be no assurance as to the content of such regulations or even whether application of the regulations will be prospective. For these reasons, Certificate Owners are urged to consult with their own tax advisers.

                              Qualified Plans

The Certificate is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made herein to provide more than general information about the use of the Certificate with the various types of
Qualified Plans. Participants under such Qualified Plans as well as Certificate Owners, Annuitants, and Designated Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Certificate issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Certificate in connection therewith. Purchasers of the Certificate should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Certificate with that Plan.

                          Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain contribution limitations, exclude the amount of Purchase Payments from gross income for tax purposes. However, such
Purchase Payments may be subject to Social Security (FICA) taxes. This type of annuity contract is commonly referred to as a "Tax-Sheltered Annuity" (TSA).

Section 403(b)(11) of the Code contains distribution restrictions. Specifically, benefits may be paid, through surrender of the Certificate or otherwise, only (a) when the employee attains age 59-1/2, separates from service, dies or becomes totally and permanently disabled (within the meaning of Section 72(m)(7) of the Code) or (b) in the case of hardship. A hardship distribution must be of employee contributions only and not of any income attributable to such contributions. Section 403(b)(11) does not apply to distributions attributable to assets held as of December 31, 1988. Thus, it appears that the law's restrictions would apply only to distributions attributable to contributions made after 1988, to earnings on those contributions, and to earnings on amounts held as of 12/31/88. The Internal Revenue Service has indicated that the distribution restrictions of Section 403(b)(11) are not applicable when TSA funds are being transferred tax-free directly to another TSA issuer, provided the transferred funds continue to be subject to the Section 403(b)(11) distribution restrictions.

Keyport Benefit will notify a Certificate Owner who has requested a distribution from a Certificate if all or part of such distribution is eligible for rollover to another TSA or to an individual retirement annuity or account (IRA). Any amount eligible for rollover treatment will be subject to mandatory federal income tax withholding at a 20% rate if the Certificate Owner receives the amount rather than directing Keyport Benefit by Written Request to transfer the amount as a direct rollover to another TSA or IRA.

                      Individual Retirement Annuities

Sections 408(b) and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" and "Roth IRA", respectively. These individual retirement annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity.

                Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Certificate to provide benefits under the plans.

Deferred Compensation Plans With Respect to Service for State and Local Governments

Section 457 of the Code, while not actually providing for a Qualified Plan as that term is normally used, provides for certain deferred compensation plans that enjoy special income tax treatment with respect to service for tax-exempt organizations, state governments, local governments, and agencies and instrumentalities of such governments. The Certificate can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. However, all such investments are owned by and subject to the claims of general creditors of the sponsoring employer.

                    VARIABLE  ACCOUNT VOTING PRIVILEGES

In accordance with its view of present applicable law, Keyport Benefit will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. Keyport Benefit will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Keyport Benefit determines that it is permitted to vote the shares of the Eligible Funds in its own right, it may elect to do so.

The person having the voting interest under a Certificate prior to the Income Date shall be the Certificate Owner. The number of shares held in each Sub-Account which are attributable to each Certificate Owner is determined by dividing the Certificate Owner's Variable Account Value in each Sub-Account by the net asset value of the applicable share of the Eligible Fund. The person having the voting interest after the Income Date under an annuity payment option shall be the payee. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

The number of shares in which a person has a voting interest will be determined as of the date coincident with the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund and voting instructions will be solicited by written communication prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having the voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions with respect to the proportion of the Eligible Fund shares held in the Variable Account corresponding to his or her interest in the Variable Account.

                         SALES OF THE CERTIFICATES

Keyport Financial Services Corp. ("KFSC") serves as the Principal Underwriter for the Certificate described in this prospectus. The Certificate will be sold by salespersons who represent Keyport Benefit Life Insurance Company, an affiliate of KFSC, as variable annuity agents and who are registered representatives of broker/dealers who have entered into distribution agreements with KFSC. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at 125 High Street, Boston, Massachusetts 02110.

Certificates may be sold with lower or no dealer compensation (1) to a person who is an officer, director, or employee of Keyport Benefit, or an affiliate of Keyport Benefit, a trustee or officer of an Eligible Fund, an employee of the investment adviser or sub-investment adviser of an Eligible Fund, or an employee or associated person of an entity which has entered into a sales agreement with the Principal Underwriter for the distribution of Certificates, or (2) to any Qualified Plan established for such a person. Such Certificates may be different from the Certificates sold to others in that (1) they are not subject to the deduction for the Certificate Maintenance Charge, the asset-based Sales charge or the Contingent Deferred Sales Charge and (2) they have a Mortality and Expense Risk Charge of 0.35% per year.

Certificates may be sold with lower or no dealer compensation as part of an exchange program for other variable annuity contracts previously issued by Keyport Benefit ("Old VA"). Such a Certificate will be issued with an exchange endorsement. One effect of the endorsement is that no Contingent Deferred Sales Charge will be assessed under the Old VA at the time of the exchange and that any Contingent Deferred Charge assessed under the Certificate in relation to the initial Purchase Payment (i.e., the amount exchanged) will be calculated based on the actual time of each purchase payment under the Old VA. The endorsement also provides that the refund amount described in "Right to Revoke" will not be made if the Certificate is returned. Instead, Keyport Benefit will return the Old VA to the owner and treat it as if no exchange had occurred.

                             LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter are a party. Keyport Benefit is engaged in various kinds of routine litigation which in its judgment is not of material importance in relation to the total capital and surplus of Keyport Benefit.

                      INQUIRIES BY CERTIFICATE OWNERS

Certificate Owners with questions about their Certificates may write Keyport Benefit Service Office, 125 High Street, Boston, MA 02110, or call
(800) 367-3653.

           TABLE OF CONTENTS-STATEMENT OF ADDITIONAL INFORMATION

                                                             Page

Keyport Benefit Life Insurance Company                          2
Variable Annuity Benefits                                       2
  Variable Annuity Payment Values                               2
  Re-Allocating Sub-Account Payments                            3
Safekeeping of Assets                                           4
Principal Underwriter                                           4
Experts                                                         4
Investment Performance                                          4
  Yields for Stein Roe Money Market Sub-Account                 5
Financial Statements                                            6
  Keyport Benefit Life Insurance Company                        7



                                APPENDIX A

 THE FIXED ACCOUNT (ALSO KNOWN AS THE MODIFIED GUARANTEED ANNUITY ACCOUNT)

                               Introduction

This Appendix describes the Fixed Account option available under the Certificate.

FIXED ACCOUNT VALUES PROVIDED BY THE CERTIFICATE ARE SUBJECT TO A MARKET VALUE ADJUSTMENT, THE OPERATION OF WHICH MAY RESULT IN UPWARD OR DOWNWARD ADJUSTMENTS IN AMOUNTS TRANSFERRED AND AMOUNTS PAID (INCLUDING WITHDRAWALS, SURRENDERS, DEATH BENEFITS, AND AMOUNTS APPLIED TO PURCHASE ANNUITY PAYMENTS) TO A CERTIFICATE OWNER OR OTHER PAYEE. IN NO EVENT WILL THE DOWNWARD MARKET VALUE ADJUSTMENT ELIMINATE INTEREST AT THE RATE OF 3% PER YEAR APPLIED TO THE AMOUNT ALLOCATED TO A GUARANTEED PERIOD. PAYMENTS MADE FROM FIXED ACCOUNT VALUES AT THE END OF THEIR GUARANTEE PERIOD ARE NOT SUBJECT TO THE MARKET VALUE ADJUSTMENT.

Purchase Payments allocated to the Fixed Account option become part of Keyport Benefit's general account. Because of applicable exemptive and exclusionary provisions, interests in the Fixed Account options have not been registered under the Securities Act of 1933 ("1933 Act"), nor is the general account an investment company under the Investment Company Act. Accordingly, neither the general account, the Fixed Account option, nor any interest therein, is subject to regulation under the 1933 Act or the Investment Company Act. Keyport Benefit understands that the Securities and Exchange Commission has not reviewed the disclosure in the prospectus relating to the general account and the Fixed Account option.

       Investments in the Fixed Account and Capital Protection Plus

Purchase Payments will be allocated to the Fixed Account in accordance with the selection made by the Certificate Owner in the application. Any selection must specify that percentage of the Purchase Payment that is to be allocated to each Guarantee Period of the Fixed Account. The percentage, if not zero, must be at least 10%. The Certificate Owner may change the allocation percentages without fee, penalty or other charge. Allocation changes must be made by Written Request unless the Certificate Owner has by Written Request authorized Keyport Benefit to accept telephone allocation instructions from the Certificate Owner. By authorizing Keyport Benefit to accept telephone changes, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Keyport
Benefit from time to time. The current conditions and procedures are in Appendix B and Certificate Owners authorizing telephone allocation instructions will be notified, in advance, of any changes.

Keyport Benefit currently offers Guarantee Periods of 1, 3, 5, and 7 years. Keyport Benefit may change at any time the number of Guarantee Periods it offers under newly-issued and in-force Certificates, as well as the length of those Guarantee Periods. If Keyport Benefit stops offering a particular Guarantee Period, existing Fixed Account Value in such Guarantee Period would not be affected until the end of the Period (at that time, a Period of the same length would not be a transfer option). Each Guarantee Period currently offered is available for initial and subsequent Purchase Payments and for transfers of Certificate Value.

Keyport Benefit offers a Capital Protection Plus program that a Certificate Owner may request. Under this program, Keyport Benefit will allocate part of the Purchase Payment to the Guarantee Period selected by the Certificate Owner so that such part, based on that Guarantee Period's interest rate in effect on the date of allocation, will equal at the end of the Guarantee Period the total Purchase Payment. The rest of the Purchase Payment will be allocated to the Sub-Account(s) of the Variable Account based on the Certificate Owner's allocation. If any part of the Fixed Account Value is surrendered or transferred before the end of the Guarantee Period, the Value at the end of that Period will not equal the original Purchase Payment amount.

For an example of Capital Protection Plus, assume Keyport Benefit receives a Purchase Payment of $10,000 when the interest rate for the 7-year Guarantee Period is 6.75% per year. Keyport Benefit will allocate $6,331 to that Guarantee Period because $6,331 will increase at that interest rate to $10,000 after 7 years. The remaining $3,669 of the payment will be allocated to the Sub-Account(s) selected by the Certificate Owner.

                            Fixed Account Value

The Fixed Account Value at any time is equal to:

(a) all Purchase Payments allocated to the Fixed Account plus the interest subsequently credited on those payments; plus

(b) any Variable Account Value transferred to the Fixed Account plus the interest subsequently credited on the transferred value; less

(c) any prior partial withdrawals from the Fixed Account, including any charges therefor; less

(d)   any Fixed Account Value transferred to the Variable Account.

                             Interest Credits

Keyport Benefit will credit interest daily (based on an annual compound interest rate) to Purchase Payments allocated to the Fixed Account at rates declared by Keyport Benefit for Guarantee Periods of one or more years from the month and day of allocation. Any rate set by Keyport Benefit will be at least 3% per year.

Keyport Benefit's method of crediting interest means that Fixed Account Value might be subject to different rates for each Guarantee Period the Certificate Owner has selected in the Fixed Account. For purposes of this section, Variable Account Value transferred to the Fixed Account and Fixed Account Value renewed for another Guarantee Period shall be treated as a Purchase Payment allocation.

                  Application of Market Value Adjustment

Any surrender, withdrawal, transfer, or application to an Annuity Option of Fixed Account Value from a Guarantee Period of three years or more is subject to a limited Market Value Adjustment, unless: (1) the effective date of the transaction is at the end of the Guarantee Period; or (2) the effective date of a surrender is within 90 days of the date of death of the first Covered Person to die.

If a Market Value Adjustment applies to either a surrender or the application to an Annuity Option, then any negative Market Value Adjustment amount will be deducted from the Certificate Value and any positive Market Value Adjustment amount will be added to the Certificate Value. If a Market Value Adjustment applies to either a partial withdrawal or a transfer, then any negative Market Value Adjustment amount will be deducted from the partial withdrawal or transfer amount after the withdrawal or transfer amount has been deducted from the Fixed Account Value, and any positive Market Value Adjustment amount will be added to the applicable amount after it has been deducted from the Fixed Account Value.

No Market Value Adjustment is ever applicable to Guarantee Periods of fewer than three years.

                     Effect of Market Value Adjustment

A Market Value Adjustment reflects the change in prevailing current interest rates since the beginning of a Guarantee Period. The Market Value Adjustment may be positive or negative, but any negative Adjustment may be limited in amount (see Market Value Adjustment Factor below).

Generally, if the Treasury Rate for the Guarantee Period is lower than the Treasury Rate for a new Guarantee Period with a length equal to the time remaining in the Guarantee Period, then the application of the limited Market Value Adjustment will result in a reduction of the amount being surrendered, withdrawn, transferred, or applied to an Annuity Option.

Similarly, if the Treasury Rate for the Guarantee Period is higher than the Treasury Rate for a new Guarantee Period with a length equal to the time remaining in the Guarantee Period, then the application of the Market Value Adjustment will result in an increase in the amount being surrendered, withdrawn, transferred, or applied to an Annuity Option.

The Market Value Adjustment will be applied before the deduction of any applicable surrender charges or applicable taxes.

                      Market Value Adjustment Factor

The Market Value Adjustment is computed by multiplying the amount being surrendered, withdrawn, transferred, or applied to a Payment Option, by the Market Value Adjustment Factor. The Market Value Adjustment Factor is calculated as the larger of Formula (1) or (2):

(1)  (1+a)/(1+b)(n/12) - 1

where:

"a" is the Treasury Rate for the number of Guarantee Period Years in the Guarantee Period;

"b" is the Treasury Rate for a period equal to the time remaining (rounded up to the next whole number of Guarantee Period Years) to the expiration of the Guarantee Period; and

"n" is the number of complete Guarantee Period Months remaining before the expiration of the Guarantee Period.

(2)  (1.03)/(1+i)(y+d/#) - 1

where:

"i" is the Guaranteed Interest Rate for the Guarantee Period;

"y" is the number of complete Guarantee Period Years that have elapsed in Your Guarantee Period;

"d" is the number of days since the last Guarantee Period Anniversary or, if "y" is zero, the number of days since the start of the Guarantee Period; and

"#" is the number of days in the current Guarantee Period Year (i.e., the sum of "d" and the number of days until the next Guarantee Period Anniversary).

In Formulas (1) and (2), all references to Guarantee Period, Guarantee Period Anniversary, Guarantee Period Month, and Guarantee Period Year relate to the Guarantee Period from which is being taken the amount being surrendered, withdrawn, transferred, or applied to an Annuity Option.

As stated above, the Formula (2) amount will apply only if it is greater than the Formula (1) amount. This will occur only when the Formula (1) amount is negative and the Formula (2) amount is a smaller negative number. Formula (2) thus ensures that a full (normal) negative Market Value Adjustment of Formula (1) will not apply to the extent it would decrease the Guarantee Period's Fixed Account Value (before the deduction of any applicable surrender charges or any applicable taxes) below the following amount:

    (a)  the amount allocated to the Guarantee Period; less
    (b)  any prior systematic or partial withdrawal amounts; less
    (c) any prior amounts transferred to the Variable Account or to another Guarantee Period in the Fixed Account; plus
    (d) interest on the above items (a) through (c) credited annually at a rate of 3% per year.

                              Treasury Rates

The Treasury Rate for a Guarantee Period is the interest rate in the Treasury Constant Maturity Series, as published by the Federal Reserve Board, for a maturity equal to the number of years specified in "a" and "b" in Formula (1) above. Weekly Series are published at the beginning of the following week. To determine "a", Keyport Benefit uses the weekly Series first published on or after the most recent Determination Date which occurs on or before the Start Date for the Guarantee Period, except that if the Start Date is the same as the Determination Date or the date of publication, or any date in between, Keyport Benefit instead uses the weekly Series first published after the prior Determination Date. To determine "b", Keyport Benefit uses the Weekly Series first published on or after the most recent Determination Date which occurs on or before the date on which the Market Value Adjustment Factor is calculated, except that if the calculation date is the same as the Determination Date or the date of publication, or any date in between, Keyport Benefit instead uses the weekly Series first published after the prior Determination Date. The
Determination Dates are the last business day prior to the first and fifteenth of each calendar month.

If the number of years specified in "a" or "b" is not equal to a maturity in the Treasury Constant Maturity Series, the Treasury Rate will be determined by straight line interpolation between the interest rates of the next highest and next lowest maturities.

If  the  Treasury  Constant  Maturity Series becomes  unavailable,  Keyport
Benefit will adopt a comparable constant maturity index or, if such a comparable index also is not available, Keyport Benefit will replicate calculation of the Treasury Constant Maturity Series Index based on U.S. Treasury Security coupon rates.

                         End of A Guarantee Period

Keyport Benefit will notify a Certificate Owner in writing at least 30 days prior to the end of a Guarantee Period. At the end of the Guarantee Period, Keyport Benefit will automatically transfer the Guarantee Period's Fixed Account Value to the Money Market Sub-Account of the Variable Account unless Keyport Benefit previously received a Certificate Owner's Written Request of: (1) election of a new Guarantee Period from among those being offered by Keyport Benefit at that time; or (2) instructions to transfer the ending Guarantee Period's Fixed Account Value to one or more Sub-accounts of the Variable Account. A new Guarantee Period cannot be longer than the number of years remaining until the Income Date.

                     Transfers of Fixed Account Value


The Certificate Owner may transfer Fixed Account Value from one Guarantee Period to another or to one or more Sub-Accounts of the Variable Account subject to any applicable Market Value Adjustment. If the Fixed Account Value represents multiple Guarantee Periods, the transfer request must specify from which values the transfer is to be made.

The Certificate allows Keyport Benefit to limit the number of transfers that can be made in a specified time period. Currently, Keyport Benefit is limiting Variable Account and Fixed Account transfers to generally unlimited transfers per calendar year with a $500,000 per transfer dollar limit. See "Transfer of Variable Account Value". Transfers from the Fixed Account to the Variable Account at limited to 110% of the Fixed Account Value at the beginning of the Certificate Year. This limitation will be waived if a Systematic Withdrawal Program is in effect. These limitations will not apply to any transfer made at the end of a Guarantee Period.
Certificate Owners will be notified, in advance, of a change in the limitation on the number of transfers.

Transfer requests must be by Written Request unless the Certificate Owner has authorized Keyport Benefit by Written Request to accept telephone transfer instructions from the Certificate Owner or from a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney. By authorizing Keyport Benefit to accept telephone transfer instructions, a Certificate Owner agrees to accept and be bound by the conditions and procedures established by Keyport Benefit from time to time. The current conditions and procedures are in Appendix B and Certificate Owners authorizing telephone transfers will be notified, in advance, of any changes. Written transfer requests may be made by a person acting for the Certificate Owner as an attorney-in-fact under a power of attorney.

Transfer requests received by Keyport Benefit before the close of trading on the New York Stock Exchange (currently 4:00 PM Eastern Time) will be executed at the close of business that day. Any requests received later will be executed at the close of the next business day.

The amount of the transfer will be deducted from the specified values in the manner stated in the next section below.

If 100% of a Guarantee Period's value is transferred and the current allocation for Purchase Payments includes that Guarantee Period, then the allocation formula for future Purchase Payments will automatically change unless the Certificate Owner instructs otherwise. For example, if the allocation formula is 50% to the one-year Guarantee Period and 50% to Sub-Account A and all Fixed Account Value is transferred to Sub-Account A, the allocation formula will change to 100% to Sub-Account A.



                                APPENDIX B

                          TELEPHONE INSTRUCTIONS

                 Telephone Transfers of Certificate Values

1. If there are Joint Certificate Owners, both must authorize Keyport Benefit to accept telephone instructions but either Certificate Owner may give Keyport Benefit telephone instructions.

2. All callers will be required to identify themselves. Keyport Benefit reserves the right to refuse to act upon any telephone instructions in cases where the caller has not sufficiently identified himself/herself to Keyport Benefit's satisfaction.

3. Neither Keyport Benefit nor any person acting on its behalf shall be subject to any claim, loss, liability, cost or expense if it or such person acted in good faith upon a telephone instruction, including one that is unauthorized or fraudulent; however, Keyport Benefit will employ reasonable procedures to confirm that a telephone instruction is genuine and, if Keyport Benefit does not, Keyport Benefit may be liable for losses due to an unauthorized or fraudulent instruction. The Certificate Owner thus bears the risk that an unauthorized or fraudulent instruction that is executed may cause the Certificate Value to be lower than it would be had no instruction been executed.

4. All conversations will be recorded with disclosure at the time of the call.

5. The application for the Certificate may allow a Certificate Owner to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, such power will be treated as durable in nature and shall not be affected by the subsequent incapacity, disability or incompetency of the Certificate Owner. Either Keyport Benefit or the authorized person may cease to honor the power by sending written notice to the Certificate Owner at the Certificate Owner's last known address. Neither Keyport Benefit nor any person acting on its behalf shall be subject to liability for any act executed in good faith reliance upon a power of attorney.

6.    Telephone  authorization shall continue in force  until  (a)  Keyport
Benefit receives the Certificate Owner's written revocation, (b) Keyport Benefit discontinues the privilege, or (c) Keyport Benefit receives written evidence that the Certificate Owner has entered into a market timing or asset allocation agreement with an investment adviser or with a broker/dealer.

7. Telephone transfer instructions received by Keyport Benefit at 800-367-3653 before the close of trading on the New York Stock Exchange (currently 4:00 P.M. Eastern Time) will be initiated that day based on the unit value prices calculated at the close of that day. Instructions received after the close of trading on the NYSE will be initiated the following business day.

8. Once instructions are accepted by Keyport Benefit, they may not be canceled.

9. All transfers must be made in accordance with the terms of the Certificate and current prospectus. If the transfer instructions are not in good order, Keyport Benefit will not execute the transfer and will notify the caller within 48 hours.

10. If 100% of any Sub-Account's value is transferred and the allocation formula for Purchase Payments includes that Sub-Account, then the allocation formula for future Purchase Payments will change accordingly unless Keyport Benefit receives telephone instructions to the contrary. For example, if the allocation formula is 50% to Sub-Account A and 50% to Sub-Account B and all of Sub-Account A's value is transferred to Sub-Account B, the allocation formula will change to 100% to Sub-Account B unless Keyport Benefit is instructed otherwise.


       Telephone Changes to Purchase Payment Allocation Percentages

                     Numbers 1-6 above are applicable.








                                     PART B


                    STATEMENT OF ADDITIONAL INFORMATION

                      GROUP FLEXIBLE PURCHASE PAYMENT
                    DEFERRED VARIABLE ANNUITY CONTRACT
                                 ISSUED BY
                            VARIABLE ACCOUNT A
                                    OF
        KEYPORT BENEFIT LIFE INSURANCE COMPANY ("Keyport Benefit")




This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Keyport Benefit
Advisor variable annuity prospectus dated July 15, 1998. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Keyport Benefit at 125 High Street, Boston, MA 02110 or by calling (800) 437-4466.


                             TABLE OF CONTENTS

                                                                     Page


Keyport Benefit Life Insurance Company..................................2
Variable Annuity Benefits...............................................2
  Variable Annuity Payment Values.......................................2
  Re-Allocating Sub-Account Payments....................................3
Safekeeping of Assets...................................................4
Principal Underwriter...................................................4
Experts.................................................................4
Investment Performance..................................................4
  Yields for Stein Roe Money Market Sub-Account.........................5
Financial Statements....................................................6
  Keyport Benefit Life Insurance Company................................7


  The date of this statement of additional information is July 15, 1998.



                  KEYPORT BENEFIT LIFE INSURANCE COMPANY


Liberty Mutual Insurance Company ("Liberty Mutual"), a multi-line insurance company, is the ultimate corporate parent of Keyport Benefit. Liberty Mutual ultimately controls Keyport Benefit through the following intervening holding company subsidiaries: Liberty Mutual Equity Corporation, LFC Holdings Inc., Liberty Financial Companies, Inc. ("LFC"), SteinRoe Services, Inc. and Keyport Life Insurance Company. Liberty Mutual, as of December 31, 1997, owned, indirectly, approximately 73% of the combined voting power of the outstanding stock of LFC (with the balance being publicly held). For additional information about Keyport Benefit, see page 8 of the prospectus.

                         VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, the total dollar amount of each periodic payment will be equal to: (a) the sum of all Sub-Account payments; less (b) the pro-rata amount of the annual Certificate Maintenance Charge.

The first payment for each Sub-Account will be determined by deducting any applicable Certificate Maintenance Charge and any applicable state premium taxes and then dividing the remaining value of that Sub-Account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Certificate's annuity table for the particular payment option; or
(b) the factor currently offered by Keyport Benefit at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

The number of Annuity Units for each Sub-Account will be determined by dividing such first payment by the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-Account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-Account Annuity Units; and (b) is the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Keyport Benefit uses an Annuity Unit value. Each Sub-Account has its own Annuity Units and value per Unit. The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.

When Keyport Benefit first purchased Eligible Fund shares on behalf of the Variable Account, Keyport Benefit valued each Annuity Unit for each Sub-Account at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter is determined by multiplying the value for the prior period by a net investment factor. This factor may be greater or less than 1.0; therefore, the Annuity Unit may increase or decrease from Valuation Period to Valuation Period. For each assumed annual investment rate (AIR), Keyport Benefit calculates a net investment factor for each Sub-Account by dividing (a) by (b), where:

   (a) is equal to the net investment factor as defined in the prospectus without any deduction for the sales charge defined in (c)(ii) of the
        net investment factor formula; and

   (b) is the assumed investment factor for the current Valuation Period. The assumed investment factor adjusts for the interest assumed in determining the first variable annuity payment. Such factor for any
        Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the assumed annual investment rate (AIR). The AIR for Annuity Units based on the Contract's annuity tables is 5% per year. An AIR of 3% per year is also currently available upon Written Request.

With  a  particular  AIR, payments after the first  one  will  increase  or decrease from month to month based on whether the actual annualized investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. If a given amount of Sub-Account value is applied to a particular payment option, the initial payment will be smaller if a 3% AIR is selected instead of a 5% AIR but, all other things being equal, the subsequent 3% AIR payments have the potential for increasing in amount by a larger percentage and for decreasing in amount by a smaller percentage. For example, consider what would happen if the actual annualized investment return (see the first sentence of this paragraph) is 9%, 5%, 3%, or 0%
between the time of the first and second payments. With an actual 9% return, the 3% AIR and 5% AIR payments would both increase in amount but the 3% AIR payment would increase by a larger percentage. With an actual 5% return, the 3% AIR payment would increase in amount while the 5% AIR payment  would  stay the same.  With an actual return of  3%,  the  3%  AIR payment would stay the same while the 5% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 3% AIR and 5% AIR payments would both decrease in amount but the 3% AIR payment would decrease by a smaller percentage. Note that the changes in payment amounts described above are on a percentage basis and thus do not illustrate when, if ever, the 3% AIR payment amount might become larger than the 5% AIR payment amount. Note though that if Option A (Income for a Fixed Number of Years) is selected and payments continue for the entire period, the 3% AIR payment amount will start out being smaller than the 5% AIR payment amount but eventually the 3% AIR payment amount will become larger than the 5% AIR payment amount.

Re-Allocating Sub-Account Payments

The number of Annuity Units for each Sub-Account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Currently, a payee can instruct Keyport Benefit to change the Sub-Account(s) used to determine the amount of the variable annuity payments 1 time every 12 months. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-Account. The percentage for each Sub-Account, if not zero, must be at least 5% and must be a whole number. At the end of the Valuation Period during which Keyport Benefit receives the request, Keyport Benefit will: (a) value the Annuity Units for each Sub-Account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-Account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

                           SAFEKEEPING OF ASSETS

Keyport Benefit is responsible for the safekeeping of the assets of the Variable Account.

Keyport Benefit has responsibility for providing all administration of the Certificates and the Variable Account. This administration includes, but is not limited to, preparation of the Contracts and Certificates, maintenance of Certificate Owners' records, and all accounting, valuation, regulatory and reporting requirements. Keyport Benefit has contracted with Keyport Life Insurance Company, its corporate parent, to provide all administration for the Contracts and Certificates, as its agent. Keyport Benefit pays Keyport Life Insurance Company for the costs it incurs for providing those administrative services.

                           PRINCIPAL UNDERWRITER

The   Contract  and  Certificates,  which  are  offered  continuously,  are distributed by Keyport Financial Services Corp. ("KFSC"), which is an affiliate of Keyport Benefit.

                                  EXPERTS

The statutory-basis financial statements of Keyport Benefit Life Insurance Company (formerly American Benefit Life Insurance Company) as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                          INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-Accounts. A Sub-Account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as sales charges or administrative charges) that are deducted directly from contract values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-Accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade
Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

Yield for Stein Roe Money Market Sub-Account

Yield for the Stein Roe Money Market Sub-Account is calculated using the method prescribed by the Securities and Exchange Commission. Yield reflects the deduction of the annual 1.40% asset-based Certificate charge and, on an allocated basis, the Certificate's annual $36 Certificate Maintenance Charge. The yield does not reflect Contingent Deferred Sales Charges and premium tax charges. The yield would be lower if these charges were included. The following is the standardized formula:

Yield equals:   (A - B - 1) X  365
                   C           7

Where:

     A =    the Accumulation Unit value at the end of the 7-day period.

     B = hypothetical Certificate Maintenance Charge for the 7-day period. The assumed annual Stein Roe Money Market Sub-Account charge is equal to the $36 Certificate charge multiplied by a fraction equal to the average number of Certificates with Stein Roe Money Market Sub-Account value during the 7-day period divided by the average total number of Certificates during the 7-day period. This annual amount is converted to a 7-day charge
            by multiplying it by 7/365. It is then equated to an Accumulation Unit size basis by multiplying it by a fraction equal to the average value of one Stein Roe Money Market Sub-Account Accumulation Unit during the 7-day period divided by the
            average Certificate Value in Stein Roe Money Market Sub-Account during the 7-day period.

    C = the Accumulation Unit value at the beginning of the 7-day period.

The yield formula assumes that the weekly net income generated by an investment in the Stein Roe Money Market Sub-Account will continue over an entire year.

                           FINANCIAL STATEMENTS

The Variable Account has not yet commenced operations and therefore no financial statements are included. The financial statements of Keyport Benefit are included in the statement of additional information. The financial statements of Keyport Benefit are provided as relevant to its ability to meet its financial obligations under the Certificates.


                      Report of Independent Auditors

The Board of Directors and Stockholder
Keyport Benefit Life Insurance Company
(formerly American Benefit Life Insurance Company)

We have audited the accompanying statutory-basis balance sheets of Keyport Benefit Life Insurance Company (formerly American Benefit Life Insurance Company, a wholly-owned subsidiary of American Republic Insurance Company) as of December 31, 1997 and 1996, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In  our  opinion,  because of the effects of the matter  described  in  the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Keyport Benefit Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1997.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Keyport Benefit Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

/s/Ernst & Young LLP

ERNST & YOUNG LLP
Des Moines, Iowa
March 13, 1998

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

                     Balance Sheets - Statutory-Basis



                                                         December 31
                                                     1997          1996
Admitted assets
Bonds D at amortized cost                         $2,995,943  $  8,416,743

Cash and cash equivalents:
 Short-term investments                            2,498,556       210,000
 Cash                                                952,919        74,858
                                                   3,451,475       284,858
Total cash and investments                         6,447,418     8,701,601

Investment income due and accrued                     86,829       152,615
Receivable from securities sold                        -               873
Other admitted assets                                      9           151
Separate account assets                            2,777,522     3,690,792
Total admitted assets                             $9,311,778   $12,546,032

Liabilities and capital and surplus
Liabilities:
 Policy reserves:
  Annuity                                         $   73,095   $    88,053
  Accident and health                                 95,961        79,526
                                                     169,056       167,579

 Policy and contract claims                           47,460        45,600
 Due to parent under tax allocation agreement         87,449       132,559
 Transfer to separate accounts due or accrued, net    (3,214)      (10,285)
 Asset valuation reserve                               -            58,296
 Interest maintenance reserve                         38,672        20,116
 Other liabilities                                   105,833        20,825
 Separate account liabilities                      2,777,522     3,690,792
Total liabilities                                  3,222,778     4,125,482

Lease commitment  (Note 9)

Capital and surplus:
 Common Stock, par value $2,000
 per share D 1,000 shares authorized,
 issued and outstanding                            2,000,000     2,000,000
 Additional paid-in capital                        2,500,000     5,000,000
 Separate account contingency reserve                  -            92,270
 Unassigned surplus                                1,589,000     1,328,280
Total capital and surplus                          6,089,000     8,420,550
Total liabilities and capital and surplus         $9,311,778   $12,546,032


                          See accompanying notes.

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

                Statements of Operations - Statutory-Basis




                                              Year ended December 31
                                            1997       1996      1995
Premiums and other considerations:
 Annuity deposits                        $ 37,387   $ 43,705   $ 51,449
 Accident and health                         -         9,100     18,200
                                           37,387     52,805     69,649

Net investment income                     562,822    590,018    570,073
Miscellaneous income                        7,902      7,651    134,395
                                          608,111    650,474    774,117
Benefits and expenses:
 Benefits paid or provided for:
  Surrender benefits                    1,312,171  1,804,050  3,285,960
  Annuity and other benefits               27,546     86,818     58,768
  Accident and health benefits             27,420       -        37,326
  Decrease in policy reserves               1,477    (30,370)  (131,774)
                                        1,368,614  1,860,498  3,250,280
  Insurance expenses:
   Commissions                              3,149      4,479      6,175
   General insurance expenses             389,107    327,700    300,049
   Insurance taxes, licenses and fees      27,001      7,749      7,039
   Net transfers from separate account (1,356,208)(1,895,913)(3,230,846)
                                         (936,951)(1,555,985)(2,917,583)
                                          431,663    304,513    332,697
Gain from operations before federal
 income taxes and net realized capital
 gains                                    176,448    345,961    441,420

Federal income taxes                       66,328    118,372    130,420
Net gain from operations before net
 realized capital gains                   110,120    227,589    311,000

Net realized capital gains, net of
 federal income taxes (1997 - $14,672;
 1996 D $1,628; 1995 D $1,580) and amounts
 transferred to interest maintenance
 reserve (1997 D $27,249; 1996 D $3,024;
 1995 D $2,934)                             -           -          -

Net income                               $110,120  $227,589    $311,000



                          See accompanying notes.

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

      Statements of Changes in Capital and Surplus - Statutory-Basis

                                          Separate
                            Additional    Account
                 Common      Paid-In     Contingency   Unassigned
                  Stock      Capital      Reserve       Surplus     Total

Balance at
 January 1,
 1995          $2,000,000   $5,000,000     $185,557  $  769,276 $7,954,833
  Net income         -            -            -        311,000    311,000
  Decrease in
   asset
   valuation
   reserve           -            -            -          3,917      3,917
  Decrease in
   nonadmitted
   assets            -            -             -           356        356
  Decrease in
   surplus of
   separate
   account           -            -             -       (69,062)   (69,062)
  Transfer of
   contingency
   reserve back
   to unassigned
   surplus           -            -         (57,755)     57,755        -
  Other              -            -            -         (7,522)    (7,522)
Balance at
 December 31,
 1995           2,000,000    5,000,000      127,802   1,065,720  8,193,522
  Net income         -            -            -        227,589    227,589
  Increase in
   asset valuation
   reserve           -            -            -           (751)      (751)
  Decrease in
   nonadmitted
   assets            -            -            -            190        190
  Transfer of
   contingency
   reserve back to
   unassigned
   surplus           -            -         (35,532)     35,532      -
Balance at
 December 31,
 1996           2,000,000    5,000,000       92,270   1,328,280  8,420,550
  Net income         -            -            -        110,120    110,120
  Decrease in
   asset valuation
   reserve           -            -            -         58,296     58,296
  Decrease in
   nonadmitted
   assets            -            -            -             34         34
  Transfer of
   contingency
   reserve back
   to unassigned
   surplus           -            -         (92,270)     92,270       -
  Dividend paid
   to parent         -      (2,500,000)        -           -    (2,500,000)
Balance at
 December 31,
 1997          $2,000,000   $2,500,000    $    -     $1,589,000 $6,089,000



                          See accompanying notes.

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

                Statements of Cash Flows - Statutory-Basis


                                              Year ended December 31
                                            1997       1996        1995
Operating activities
Premiums and other
 considerations                       $    37,529  $   52,808   $   69,504
Investment income, less expenses          648,361     598,768      599,720
Miscellaneous income                         (792)        186      126,915
Accident and health claims                (25,560)      -          (43,526)
Annuity surrenders                     (1,312,171) (1,804,050)  (3,285,960)
Annuity and other benefits paid           (27,546)    (86,818)     (58,768)
Insurance expenses                       (340,984)   (344,366)    (326,057)
Federal income taxes paid                (126,110)   (119,441)     (65,501)
Net transfers from separate account     1,363,279   1,910,019    3,230,846
Net cash provided by operating
 activities                               216,006     207,106      247,173

Investing activities
Proceeds from bonds sold,
 matured or repaid                      5,743,126   2,978,253    1,692,370
Cost of bonds acquired                   (293,966) (3,388,068)  (1,826,241)
Dividend paid to parent                (2,500,000)      -             -
Other                                       1,451      49,070            1
Net cash provided by (used in)
 investing activities                   2,950,611    (360,745)    (133,870)
Increase (decrease) in cash and
 cash equivalents                       3,166,617    (153,639)     113,303

Cash and cash equivalents at
 beginning of year                        284,858     438,497      325,194
Cash and cash equivalents at end
 of year                               $3,451,475  $  284,858  $   438,497



                          See accompanying notes.

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

               Notes to Statutory-Basis Financial Statements

                             December 31, 1997




1. Organization and Significant Accounting Policies

Organization

Through December 31, 1997, Keyport Benefit Life Insurance Company (formerly American Benefit Life Insurance Company) was wholly owned by American Republic Insurance Company (American Republic), a mutual life insurance company. The Company was sold on January 2, 1998 to Keyport Life Insurance Company including the assumption of all responsibilities related to the Separate Account. The name of the Company was changed in conjunction with the sale from American Benefit Life Insurance Company to Keyport Benefit Life Insurance Company. The Company offers flexible premium annuities and long-term care products. The Company is licensed in the State of New York.

Basis of Presentation

The accompanying financial statements of Keyport Benefit Life Insurance Company (formerly American Benefit Life Insurance Company) have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from generally accepted accounting principles ("GAAP").

Prescribed statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted statutory accounting practices encompass all accounting practices that are not prescribed. Such practices may differ from state to state, may differ from company to company within a state and may change in the future.

The NAIC is in the process of codifying statutory accounting practices (Codification). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification, which was approved by the NAIC in March 1998, will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Iowa must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Division. At this time, it is unclear whether the State of Iowa will adopt Codification.

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

         Notes to Statutory-Basis Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

The more significant differences between statutory accounting practices and GAAP are as follows: (a) investments in bonds are reported at amortized cost or market value based on their NAIC rating. For GAAP purposes, such investments in debt securities are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity investments in debt securities are reported at amortized cost. The remaining investments in debt securities are reported at fair value with the unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of equity for those designated as available-for-sale; (b) the costs of acquiring and renewing business are charged to current operations as incurred rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins; (c) policy reserves on certain annuity contracts use discounting methodologies utilizing statutory interest rates rather than full account values; (d) deferred federal income taxes are not provided for the difference between the financial reporting and income tax bases of assets and liabilities for statutory purposes, whereas, they are required for GAAP; (e) under a formula determined by the NAIC, the Company defers in the Interest Maintenance Reserve (IMR) the portion of realized gains and losses on sales of bonds attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity. Realized capital gains and losses are reported in operations net of federal income taxes and transfers to the IMR rather than reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold; (f) declines in the estimated realizable value of investments are provided for through the establishment of a formula determined statutory asset valuation reserve (carried as a liability) with changes charged directly to surplus, rather than through recognition in the statements of operations for declines in value, when such declines are judged to be other than temporary; (g) certain assets designated as "non-admitted assets" have been charged directly to surplus rather than being reported as assets; and (h) revenues for annuity deposits consist of premiums received rather than policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

         Notes to Statutory-Basis Financial Statements (continued)


1. Organization and Significant Accounting Policies (continued)

Investments

Investments in bonds and short-term investments are stated at cost adjusted for amortization of premiums or accrual of discounts. The discounts or premiums on bonds are amortized using the scientific (interest) method, which results in a constant yield over the investments' expected lives. Other admitted assets are valued as required or permitted by the Insurance Department of the State of New York.

Realized capital gains and losses on investments are determined on the basis of specific identification and are recorded in the statements of operations net of related federal income taxes and amounts transferred to the interest maintenance reserve. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses, net of amounts attributed to changes in the general level of interest rates. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of one year or less when purchased to be cash equivalents.

Policy Reserves

The annuity policy reserves are established and maintained using assumed interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than the minimum valuation required by law or guaranteed policy cash values.

The accident and health policy reserves represent unearned premiums on accident and health policies and an estimate of unpaid claims. Policy and contract claims are determined using individual claim evaluations and statistical analyses. Policy and contract claims represent estimates of the ultimate net costs of all losses, reported and unreported, which remain unpaid at December 31 of each year. These estimates are necessarily subject to the impact of future changes in claim severity, frequency and other factors. In spite of the variability inherent in such situations, management believes that the unpaid claim amounts are adequate. The estimates are continuously reviewed and as adjustments to these amounts become necessary, such adjustments are reflected in current operations.

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

         Notes to Statutory-Basis Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Recognition of Premium Revenue and Costs

Premiums are recognized as revenue over the premium-paying period and all costs related to the acquisition of new business are charged to operations as incurred.

Separate Account

Separate account assets and liabilities represent funds held for the exclusive benefit of variable annuity contractholders. Fees are received for administrative expenses and for assuming certain mortality, distribution and expense risks. The statement of operations includes the premiums, benefits and other items (including transfers to and from the separate account) arising from the operations of the separate account.

2. Fair Values of Financial Instruments

Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

 Cash and cash equivalents: The carrying amounts of $3,451,475 and $284,858 at December 31, 1997 and 1996, respectively, for these instruments approximate their fair values.

 Bonds: Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. The carrying amounts and fair values of the Company's bonds were $2,995,943 and $3,060,000 at December 31, 1997 and $8,416,743 and $8,517,444 at
 December 31, 1996, respectively.

 Separate   account  assets:  The  carrying  amount  of  $2,777,522   and
 $3,690,792 at December 31, 1997 and 1996, respectively, represents the fair value of these assets.

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

         Notes to Statutory-Basis Financial Statements (continued)




2. Fair Values of Financial Instruments (continued)

 Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are based on the cash surrender values of the underlying contracts. The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts, including separate account liabilities, was $2,847,403 and $2,771,755 at December 31, 1997 and $3,768,560 and $3,752,000 at December 31, 1996,
 respectively.


3. Investment Operations

At December 31, 1997 and 1996, the amortized cost and estimated fair values of the Company's portfolio of debt securities is as follows:

                                      Gross        Gross        Estimated
                       Amortized    Unrealized    Unrealized      Fair
                         Cost         Gains        Losses        Value

December 31, 1997
Bonds:
 United States
  Government and
  agencies               $2,995,943   $  64,057   $      -      $3,060,000
Short-term investments:
 Industrial and
  miscellaneous           2,498,556        -             -       2,498,556
                         $5,494,499   $  64,057   $      -      $5,558,556

December 31, 1996
Bonds:
 United States
  Government and
  agencies               $3,293,758   $  68,533    $  (9,291)   $3,353,000
  State, municipal
   and other government      99,270       2,730          -         102,000
  Public utilities        1,679,494      14,927       (7,640)    1,686,781
  Industrial and
   miscellaneous          3,344,221      45,872      (14,430)    3,375,663
                          8,416,743     132,062      (31,361)    8,517,444
Short-term investments:
 Industrial and
  miscellaneous             210,000        -              -        210,000
                            210,000        -              -        210,000
                         $8,626,743    $132,062     $(31,361)   $8,727,444

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

         Notes to Statutory-Basis Financial Statements (continued)




3. Investment Operations (continued)

The amortized cost and estimated fair value of debt securities at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Estimated
                                     Amortized         Fair
                                       Cost           Value

Due in one year or less             $3,498,500     $3,498,556
Due after one year through
 five years                          1,995,999      2,060,000
                                    $5,494,499     $5,558,556

For the years ended December 31, 1997, 1996 and 1995, net realized investment gains as shown in the statement of operations includes gross gains on the sale of debt securities of $41,921, $4,652 and $4,514, respectively.

Major categories of net investment income are summarized as follows:

                                          Year ended December 31
                                         1997      1996      1995

Bonds                                  $502,118  $583,777  $561,809
Short-term investments                   76,180    14,582    15,440
Miscellaneous                                29      -         -
                                        578,327   598,359   577,249

Less investment expenses                 15,505     8,341     7,176
Net investment income                  $562,822  $590,018  $570,073

At December 31, 1997, affidavits of deposits covering bonds of $500,000 were on deposit with state agencies to meet regulatory requirements.


4. Federal Income Taxes

The Company filed a consolidated federal income tax return with American Republic through December 31, 1997. It is American RepublicOs policy to compute taxes allocated to the Company as if the Company filed a separate tax return.

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

         Notes to Statutory-Basis Financial Statements (continued)




4. Federal Income Taxes (continued)

The effective tax rate is different than the prevailing federal income tax rates of 35% in 1997, 1996 and 1995, principally due to the following:

                                        Year ended December 31
                                       1997      1996       1995

Federal income tax at statutory
 rate                                $61,757   $121,086   $154,497
Tax increase (decrease) from:
 Separate account loss                  -          -       (24,171)
 Market discount on bonds D net       (9,427)    (5,752)    (5,884)
 Deferred acquisition costs D
  tax basis                           (3,603)    (2,951)    (4,044)
 Realized gains                       14,672      1,628      1,580
 Other                                 2,929      4,361      8,442
Federal income taxes                 $66,328   $118,372   $130,420


5. Annuity Reserves

The Company's annuity policy reserves (including separate account liabilities) relate to liabilities established on a variety of the Company's products that are not subject to significant mortality and morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, and the related percentage of the total, are summarized as follows:

                                            December 31
                                   1997                     1996
                             Amount    Percentage      Amount    Percentage
Subject to discretionary
 withdrawal at book value
 less surrender charge     $2,758,820     97%        $3,673,369    98%
Not subject to
 discretionary withdrawal      88,583      3             95,191     2
Total annuity reserves and
 deposit fund liabilities  $2,847,403    100%        $3,768,560   100%

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

         Notes to Statutory-Basis Financial Statements (continued)




6. Liability for Unpaid Claims

Activity in the liability for unpaid accident and health claims is summarized as follows:

                                       Year ended December 31
                                      1997      1996      1995

Balance at January 1                $45,600   $45,600   $100,000
Incurred related to:
 Current year                          -         -          -
 Prior years                         38,984      -       (10,874)
Total incurred                       38,984      -       (10,874)

Paid related to:
 Current year                          -         -          -
 Prior years                         25,560      -        43,526
Total paid                           25,560      -        43,526
Balance at December 31              $59,024   $45,600   $ 45,600


7. Separate Account

A reconciliation of the amounts transferred to and from the separate account is as follows:

                                       Year ended December 31
                                      1997       1996       1995
Transfers as reported in the
 summary of operations of the
 separate account statement:
  Transfers to separate account   $      -      $    22,638    $    81,085
  Transfers from separate
   account                         (1,354,731)   (1,918,111)    (3,410,160)
Net transfers from separate
 account                           (1,354,731)   (1,895,473)    (3,329,075)

Reconciling adjustments:
 General account annuity
  management fee income                  -             -            97,387
 Separate account
  miscellaneous income                 (1,477)         (440)           842
                                       (1,477)         (440)        98,229
Transfers as reported in the
 summary of operations of the
 life, accident and health annual
 statement                        $(1,356,208)  $(1,895,913)   $(3,230,846)

                  Keyport Benefit Life Insurance Company
            (formerly American Benefit Life Insurance Company)

         Notes to Statutory-Basis Financial Statements (continued)




8. Related Party Transactions

Under a service agreement with American Republic, the Company reimburses American Republic for the cost of services which it provides to the Company. The cost of these services was $69,415, $52,586 and $49,933 for 1997, 1996 and 1995, respectively.


9. Lease Commitment

The Company has entered into an operating lease agreement for rental of space for the home office. Rent expense was $16,316 for 1997, $10,080 for 1996 and $10,050 in 1995.


10. Year 2000 (Unaudited)

Based on a study of its computer software and hardware, the Company has determined its exposure to the Year 2000 change of the century date issue. The Company has developed a plan to modify its information technology to be ready for the Year 2000. Efforts began in 1996 to modify its systems. This project is expected to be substantially completed early in 1999. While additional testing will be conducted on its systems through the Year 2000, the Company does not expect this project to have a significant effect on the Company's operations. To mitigate the effect of outside influences and other dependencies relative to the Year 2000, the Company is contacting significant customers, suppliers and other third parties. To the extent these third parties would be unable to transact business in the Year 2000 and thereafter, the Company's operations could be adversely affected.








                                     PART C

Item 24.  Financial Statements and Exhibits

     (a)  Statutory-Basis Financial Statements:
          Included in Part B:
          Keyport Benefit Life Insurance Company (formerly American Benefit
           Life Insurance Company):
             Balance Sheets as of December 31, 1997 and 1996.
              Statements  of  Operations for the years ended  December  31,
            1997,
                1996 and 1995.
             Statements of Changes in Capital and Surplus for the years ended December 31, 1997, 1996 and 1995.
              Statements  of  Cash Flows for the years ended  December  31,
            1997,
                1996 and 1995.

             Notes to Financial Statements

     (b)  Exhibits:

    **    (1)  Resolution of the Board of Directors establishing Variable
                         Account A

          (2)  Not applicable

    **    (3a) Form of Principal Underwriter's Agreement

    **    (3b) Specimen Agreement between Principal Underwriter and Dealer

    **    (4a) Form of Group Variable Annuity Contract of Keyport Benefit
                         Life Insurance Company

    **    (4b) Form  of  Group  Variable  Annuity  Certificate  of  Keyport
               Benefit
                         Life Insurance Company

    **    (4c) Form of Tax-Sheltered Annuity Endorsement

    **    (4d) Form of Individual Retirement Annuity Endorsement

    **    (4e) Form of Corporate/Keogh 401(a) Plan Endorsement

    **    (4f) Form of Unisex Endorsement

    **    (4g) Form of Qualified Plan Endorsement

    ***   (4h) Specimen Group Variable Annuity Contract of Keyport Benefit
                         Life Insurance Company (M&N)

    ***   (4i) Specimen Variable Annuity Certificate of Keyport Benefit
                         Life Insurance Company (M&N)

          (4j) Specimen Group Variable Annuity Contract of Keyport Benefit
                         Life Insurance Company (KA)

          (4k) Specimen Variable Annuity Certificate of Keyport Benefit
                         Life Insurance Company (KA)

    **    (5a) Form of Application for a Group Variable Annuity Contract

    **    (5b) Form of Application for a Group Variable Annuity Certificate

    ***   (6a) Articles of Incorporation of Keyport Benefit Life Insurance
                         Company

    ***   (6b) By-Laws of Keyport Benefit Life Insurance Company

          (7)  Not applicable

    **    (8a) Form of Participation Agreement

    ***   (8b) Form of Participation Agreement Among Manning & Napier
               Insurance Fund, Inc., Manning & Napier Investor Services, Inc., Manning & Napier Advisors, Inc., and Keyport Benefit Life Insurance Company

    ***   (8c) Participation Agreement By and Among Keyport Benefit
               Life Insurance Company, Keyport Financial Services Corp., and SteinRoe Variable Investment Trust

          (8d) Participation Agreement Among MFS Variable Insurance Trust, Keyport Benefit Life Insurance Company, and Massachusetts Financial Services Corp.

          (8e) Participation Agreement Among The Alger American Fund, Keyport Benefit Life Insurance Company, and Fred Alger and Company, Incorporated

          (8f) Form of Participation Agreement Among Alliance Variable Products Series Fund, Inc., Alliance Fund Distributors,
Inc.,
               Alliance Capital Management L.P., and Keyport Benefit Life Insurance Company

          (8g) Participation Agreement By and Among Keyport Benefit Life Insurance Company, Keyport Financial Services Corp., and Liberty Variable Investment Trust

    **    (9)  Opinion and Consent of Counsel

          (10) Consent of Independent Auditors

          (11) Not applicable

          (12) Not applicable

    ****  (13) Schedule for Computations of Performance Quotations

    *     (15) Chart of Affiliations

    **    (16) Powers of Attorney

    **    (17) Specimen Tax-Sheltered Annuity Acknowledgement

    **    (18) Form of Administrative Services Agreement

    ***   (27) Financial Data Schedule

* Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement (Files No. 333-1043; 811-7543) filed on or about
     February 6, 1998.

** Incorporated by reference to Registration Statement (Files No. 333-45727; 811-08635) filed on or about February 6, 1998.

*** Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement (Files No. 333-45727; 811-08635) filed on or about June 11, 1998.

**** To be Filed by Amendment.

Item 25.  Officers and Directors of the Depositor.

Name and                       Position and Offices
Business Address*              with Depositor

William P. Donohue             Director
Senior Advisor
Bentley Associates LP
1155 Avenue of the Americas
New York, NY 10036

Peter M. Lehrer                Director
Opus Three Ltd.
550 Mamaroneck Ave.
Harrison, NY 10528

Jeff S. Liebmann               Director
Partner
Dewey Ballantine LLP
1301 Avenue of the Americas
New York, NY 10019-6092

Christopher C. York            Director
Principal
C.C. York Company
200 Rector Place, 18-E
New York, NY 11280-1101

John W. Rosensteel             Chairman of the Board, Director, President
and Chief Executive Officer


Stephen B. Bonner              Director and Executive Vice President

Paul H. LeFevre, Jr.           Director and Executive Vice President

Bernard R. Beckerlegge         Director, Senior Vice President and General
                               Counsel

Bernhard M. Koch               Director, Senior Vice President and Chief
                               Financial Officer

Stewart R. Morrison            Senior Vice President and Chief Investment
                               Officer

Francis E. Reinhart            Senior Vice President and Chief Information
                               Officer

Mark R. Tully                  Senior Vice President and Chief Sales
Officer

Garth A. Bernard               Vice President

Daniel C. Bryant               Vice President and Assistant Secretary

James P. Greaton               Vice President and Corporate Actuary

Jacob M. Herschler             Vice President

Kenneth M. Hughes              Vice President

James J. Klopper               Vice President and Secretary

Jeffrey J. Lobo                Vice President-Risk Management

Suzanne E. Lyons               Vice President-Human Resources

Jeffery J. Whitehead           Vice President and Treasurer

John G. Bonvouloir             Assistant Vice President and Assistant
                               Treasurer

Alan R. Downey                 Assistant Vice President

Scott E. Morin                 Assistant Vice President and Controller

Edward M. Shea                 Assistant Vice President

Donald A. Truman               Assistant Secretary

Daniel Yin                     Assistant Vice President

*125 High Street, Boston, Massachusetts 02110, unless noted otherwise

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

       The Depositor controls the Registrant, and is a wholly-owned subsidiary of Keyport Life Insurance Company, which controls KMA Variable Account, Keyport 401 Variable Account, Keyport Variable Account I, and Keyport Variable Account II.

      The Depositor is under common control with Keyport Financial Services Corp. (KFSC), a Massachusetts corporation functioning as a broker/dealer of securities. KFSC files separate financial statements.

      The Depositor is under common control with Liberty Advisory Services Corp. (LASC), a Massachusetts corporation functioning as an investment adviser. LASC files separate financial statements.

      The Depositor is under common control with Independence Life and Annuity Company ("Independence Life"), a Rhode Island corporation functioning as a life insurance company. Independence Life files separate financial statements.

      Chart for the affiliations of the Depositor is incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement (Files No. 333-1043; 811-7543) filed on or about February 6, 1998.

Item 27.  Number of Contract Owners.

     None.

Item 28.  Indemnification.

      Directors and officers of the Depositor and the principal underwriter are covered persons under Directors and Officers/Errors and Omissions liability insurance policies. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers under such insurance policies, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in the successful defense of any action, suit or proceeding) is asserted by such director or officer in connection with the variable annuity contracts, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters.

      Keyport Financial Services Corp. (KFSC) is principal underwriter of the SteinRoe Variable Investment Trust and the Liberty Variable Investment Trust, which offer eligible funds for variable annuity and variable life insurance contracts. KFSC is the principal underwriter for Variable Account A of Keyport Benefit Life Insurance Company. KFSC is also principal underwriter for Variable Account J and Variable Account K of Liberty Life Assurance Company of Boston and for the KMA Variable Account, Variable Account A and Keyport Variable Account-I of Keyport Life Insurance Company and for the Independence Variable Annuity Account and Independence Variable Life Account of Independence Life and Annuity Company, which are affiliated companies of Keyport Benefit.

The directors and officers are:

Name and Principal       Position and Offices
Business Address*        with Underwriter

John W. Rosensteel       Chairman of the Board and President

James J. Klopper         Director and Clerk

Francis E. Reinhart      Director and Vice President-Administration

Rogelio P. Japlit        Treasurer

Paul T. Holman           Assistant Clerk

Donald A. Truman         Assistant Clerk

     *125 High Street, Boston, Massachusetts 02110.

Item 30.  Location of Accounts and Records.

     Keyport Benefit Life Insurance Company, 125 High St., Boston, MA 02110

     Keyport Life Insurance Company, 125 High St., Boston, MA 02110

Item 31.  Management Services.

     Not applicable.

Item 32.  Undertakings.

      The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

      The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
(2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

      The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

      Registrant represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it has complied with the provisions of paragraphs (1) - (4) of that letter. Specimen of acknowledgement form used to comply with paragraph (4) is included as Exhibit 17 in this Registration Statement.

Representation

      Depositor represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor. Further, this representation applies to each form of the contract described in a prospectus and statement of additional information included in this Registration Statement.








                                SIGNATURES


                                SIGNATURES



      As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Boston and Commonwealth of Massachusetts, on this 1st day of July, l998.


                                          Variable Account A
                                            (Registrant)


                             By: Keyport Benefit Life Insurance Company
                                   (Depositor)



                             By:  /s/ John W. Rosensteel*
                                    John W. Rosensteel
                                    President





*BY: /s/James J. Klopper            July 1, 1998
     James J. Klopper               Date
     Attorney-in-Fact


* James J. Klopper has signed this document on the indicated date on behalf of Mr. Rosensteel pursuant to power of attorney duly executed by him and included as part of Exhibit 16 in the Registration Statement on Form N-4 filed on or about February 6, 1998 (Files No. 333-45727; 811-08635).



As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/JOHN W. ROSENSTEEL*              /s/JOHN W. ROSENSTEEL*
JOHN W. ROSENSTEEL                  JOHN W. ROSENSTEEL
Chairman of the Board               President

/s/BERNARD R. BECKERLEGGE*          /s/BERNHARD M. KOCH*
BERNARD R. BECKERLEGGE              BERNHARD M. KOCH
Director                            Chief Financial Officer

/s/STEPHEN B. BONNER*
STEPHEN B. BONNER
Director

/s/WILLIAM P. DONOHUE*
WILLIAM P. DONOHUE
Director

/s/BERNHARD M. KOCH*
BERNHARD M. KOCH
Director

/s/PAUL H. LEFEVRE, JR.*
PAUL H. LEFEVRE, JR.
Director
                               *BY: /s/James J. Klopper     July 1, 1998
/s/PETER M. LEHRER*                 James J. Klopper           Date
PETER M. LEHRER                     Attorney-in-Fact
Director

/s/JEFF S. LIEBMANN*
JEFF S. LIEBMANN
Director

/s/CHRISTOPHER C. YORK*
CHRISTOPHER C. YORK
Director



* James J. Klopper has signed this document on the indicated date on behalf of each of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and included as Exhibit 16 in the Registration Statement on Form N-4 filed on or about February 6, 1998 (Files No. 333-45727; 811-08635).



                                 EXHIBIT INDEX

Exhibit                                                                Page


(4j) Specimen Group Variable Annuity Contract of Keyport Benefit
               Life Insurance Company (KA)

(4k) Specimen Variable Annuity Certificate of Keyport Benefit
               Life Insurance Company (KA)

(8d) Participation Agreement Among MFS Variable Insurance Trust,
     Keyport Benefit Life Insurance Company, and Massachusetts
     Financial Services Corp.

(8e) Participation Agreement Among The Alger American Fund,
     Keyport Benefit Life Insurance Company, and Fred Alger and
     Company, Incorporated

(8f) Form of Participation Agreement Among Alliance Variable Products Series Fund, Inc., Alliance Fund Distributors, Inc., Alliance Capital Management L.P., and Keyport Benefit Life Insurance
     Company

(8g) Participation Agreement By and Among Keyport Benefit Life
     Insurance Company, Keyport Financial Services Corp., and
     Liberty Variable Investment Trust

(10) Consent of Independent Auditors


                                                      EXHIBIT 4j
                  KEYPORT BENEFIT LIFE INSURANCE COMPANY

     Read this Contract carefully. This document is a description of the legal contract between the Group Contract Owner and Us.

     A Certificate Owner may return a Certificate to Us within 10 days after receipt by delivering or mailing it to Our Office. The return of the Certificate by mail will be effective when the postmark is affixed to a properly addressed and postage prepaid envelope. This returned Certificate will be treated as if We never issued it and We will refund the Certificate Value plus any amount deducted from the purchase payment before it was allocated to the Variable Account. The Certificate Value will be determined as of the date of surrender (i.e., for a mailed contract, the postmark date).

     The Group Contract, as issued to the Group Contract Owner by Us with any riders or endorsements, alone makes up the agreement under which benefits are paid. The Group Contract may be inspected at the office of the Group Contract Owner. In consideration of any application for a Certificate and the payment of purchase payments, We agree, subject to the terms and conditions of the Group Contract, to provide the benefits described in the Certificate to the Certificate Owner. If a Certificate is In Force on the Income Date, We will begin making income payments to the Annuitant. We will make such payments according to the terms of the Certificate and Group Contract.

     Signed for the Company on the Issue Date at Our Executive Office, 125 High Street, Boston, Massachusetts 02110:


      _________________________                  _________________________
             Secretary                                 President

     POLICY DESCRIPTION
     This is a GROUP VARIABLE ANNUITY CONTRACT with limited purchase payment flexibility. This contract is nonparticipating with no dividends.

     ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. VARIABLE ANNUITY PAYMENTS WILL NOT DECREASE OVER TIME IF THE SEPARATE ACCOUNT (AFTER DEDUCTION OF THE ANNUAL [1.55%] ASSET CHARGE) HAS AN ANNUALIZED INVESTMENT RETURN OF AT LEAST 5.0%. SEE PAGES 12-13 AND 19 FOR FURTHER EXPLANATION. CONTRACT ASSETS ALLOCATED TO THE SEPARATE ACCOUNT INCUR CHARGES OF [1.55%] BEFORE ANNUITY PAYMENTS BEGIN AND [1.40%] ONCE ANNUITY PAYMENTS BEGIN. INCOME, CAPITAL GAINS, AND/OR LOSSES WHETHER OR NOT REALIZED, FROM ASSETS ALLOCATED TO THE SEPARATE ACCOUNT ARE CREDITED TO OR CHARGED AGAINST THE SEPARATE ACCOUNT WITHOUT REGARD TO INCOME, CAPITAL GAINS, AND/OR LOSSES ARISING OUT OF ANY OTHER BUSINESS THE COMPANY MAY CONDUCT.


                             Table of Contents

                                                                      Page

Right to Examine Certificate                                          1
Definitions                                                           2
Contract Schedule                                                     3
General Provisions                                                    5
Variable Account Provisions                                           10
Transfers                                                             13
Partial Withdrawals and Total Surrender                               14
Death Provisions                                                      15
Annuity Provisions                                                    16
Endorsements (if any) are before page                                 22


                                Definitions


Accumulation Period: The period prior to the Income Date during which Purchase Payments may be made by a Certificate Owner.

Accumulation Unit: An accounting unit used to calculate a Certificate Owner's interest in a Sub-account of the Variable Account during the Accumulation Period.

Adjusted Certificate Value: The Certificate Value less any applicable taxes relating to a Certificate and Certificate Maintenance Charge. This amount is applied to the applicable Annuity Tables to determine Annuity Payments.

Annuitant: The natural person on whose life Annuity Payments are based, and to whom any Annuity Payments will be made starting on the Income Date.

Annuity Options:  Options available for Annuity Payments.

Annuity Payments: The series of payments made to the Annuitant, starting on the Income Date, under the Annuity Option selected.

Annuity Period: The period after the Income Date during which Annuity Payments are made.

Annuity Unit: An accounting unit used to calculate Variable Annuity Payments during the Annuity Period.

Beneficiary: The person(s) or entity(ies) who controls the Certificate if any Certificate Owner dies before the Income Date.


                      KEYPORT BENEFIT LIFE INSURANCE COMPANY
                         125 High Street, Boston, MA 02110

                              Service Office
                        125 High Street, 11th Floor
                             Boston, MA 02110


                             Contract Schedule

GROUP CONTRACT OWNER             Keyport Benefit Insurance Trust I
GROUP CONTRACT NUMBER            DVA(NY)002
GROUP CONTRACT ISSUE DATE        10/1/97
MINIMUM INITIAL PAYMENT          $5,000
MINIMUM ADDITIONAL PAYMENT       $1,000

Charges

Distribution  Charge  We deduct 0.000411% of the assets  in  each  Variable
Account Sub-Account on a daily basis (equivalent to an annual rate of 0.15%) to compensate Us for a portion of Our distribution costs.

Administrative Charge  None

Mortality and Expense Risk Charge We deduct 0.003403% of the assets in each Variable Account Sub-account on a daily basis (equivalent to an annual rate of 1.25%) for Our mortality and expense risks.

Certificate  Maintenance Charge We charge $36 to cover  a  portion  of  Our ongoing  Certificate maintenance expenses.  The charge is incurred  at  the beginning of the Certificate Year and is deducted from the assets of the Variable Account on each Certificate Anniversary and at the time of total surrender. We reserve the right to charge up from the assets of the Variable Account $100 per year. This charge will not apply after annuitization.

Transfer Charge Currently none, however, We reserve the right to charge $25 for a transfer if a Certificate Owner makes more than 12 transfers per Certificate Year.

Surrender Charge At the time of each partial withdrawal or at total surrender a contingent deferred sales charge is imposed as a percentage of each Purchase Payment during the seven years after the date of its payment, as follows:

Year 1   Year 2   Year 3  Year 4   Year 5   Year 6   Year 7
  7%       6%       5%     4%        3%       2%       1%
Thereafter 0%.
Initial Purchase Payment Allocation

Currently,  Certificate  Owners can select 18 Sub-accounts  and  the  Fixed
Account.   We  reserve  the right to increase or  decrease  the  number  of available Sub-accounts. The minimum a Certificate Owner may allocate to any Sub-account or the Fixed Account is 5% of any Purchase Payment. An initial Purchase Payment may be invested as follows:

     Alger Growth                           x%
     Alger Small Cap                        x%
     Alliance Global Bond                   x%
     Alliance Premier Growth                x%
     Colonial Growth & Income               x%
     Colonial Int'l Fund for Growth         x%
     Newport Tiger                          x%
     Colonial Strategic Income              x%
     Colonial U.S. Stock                    x%
     Liberty All-Star Equity                x%
     Stein Roe Global Utilities             x%
     MFS Emerging Growth                    x%
     MFS Research                           x%
     SteinRoe Special Venture               x%
     Stein Roe Money Market                 x%
     Stein Roe Balanced                     x%
     Stein Roe Growth Stock                 x%
     Stein Roe Mortgage Securities Income   x%

                                        Interest Rate at Issue
    Fixed Account - 1 Year                    x%        ____%

Transfer Guidelines

Number of Transfers and Transfer Charge: Currently, Certificate Owners are permitted 12 transfers per Certificate Year during the Accumulation Period and 1 transfer every 6 months during the Annuity Period. We reserve the right to change, upon notice, the frequency of transfers a Certificate
Owner can make. We also reserve the right to impose a charge for any transfer in excess of 12 per Certificate Year. The transfer charge is shown in the Charges section of the Schedule.

Minimum amount to be transferred: None

Minimum amount which must remain in a Sub-account after transfer: None

Limitations on transfers from Fixed Account: Transfers during a Certificate Year from the Fixed Account to the Variable Account are limited to 25% of the Fixed Account Value at the beginning of the Certificate Year. This limitation will be waived if a systematic program of monthly transfers has been established.
Partial Withdrawals

A Certificate Owner may make partial withdrawals during the Accumulation Period without incurring a Surrender Charge, as follows:

   (1) In any Certificate Year a Certificate Owner may withdraw an aggregate amount not to exceed, at the time of withdrawal:

      (a)   the Certificate Value, less
      (b)   the portion of the Purchase Payments not previously withdrawn by
            that Certificate Owner; and
   (2) In any Certificate Year after the first, a Certificate Owner may also withdraw the positive difference, if any, between the amount withdrawn pursuant to (1) above in any such subsequent year and
10%
         of the Certificate Value as of the preceding Certificate Anniversary. We will collect the Surrender Charge shown on the Schedule with respect to partial withdrawals in excess of the amounts described in (1) and (2) above.

Minimum withdrawal amount: $300, unless the withdrawal is made pursuant to Our Systematic Withdrawal Program described below, in which case the minimum withdrawal is $100.

Minimum  Certificate  Value which must remain after a  partial  withdrawal:
$2,000, provided no additional Purchase Payments have been made within the 3 years preceding the partial withdrawal.

Death Benefits

Adjustment of Certificate Value
When We receive due proof of death of the Certificate Owner, any Joint Certificate Owner, or the Annuitant if the Certificate Owner is a non-natural Person, We will compare, as of the date of death, the Certificate Value to the Death Benefit amount defined in the Certificate Schedule. If the Certificate Value is less than the Death Benefit, We will increase the current Certificate Value by the amount of the difference. Any amount credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when We receive due proof of death.

Waiver of Surrender Charges
If the Certificate is surrendered within 90 days of the date of death of the Certificate Owner, any Joint Certificate Owner, or the Annuitant if the Certificate Owner is a non-natural Person, any applicable Surrender Charges will not be deducted from the Certificate Withdrawal Value.

Certificate Anniversary Death Benefit
On the Certificate Date, the Death Benefit is the initial Purchase Payment. On subsequent Valuation Dates, the Death Benefit is calculated as follows:

   (1)   (a)   Start with the Death Benefit from the Certificate Date;
         (b)   Add to (a) any additional Purchase Payments paid since the
               Certificate Date and subtract from (a) any partial
               withdrawals (including any associated Surrender Charge
               incurred) made since the Certificate Date;
   (2)   (a)   Determine the Certificate Value for each Certificate
               Anniversary (the "Anniversary Value") before the 81st birthday of the Certificate Owner or, if the Certificate
               Owner is a non-natural Person, the Annuitant;
         (b)   Increase each "Anniversary Value" by any Purchase Payments made after that Value's Anniversary;
         (c)   Decrease each "Anniversary Value" by the following amount
               calculated at the time of each partial withdrawal made after that Value's Anniversary: (i) the partial withdrawal amount
               (including any associated Surrender Charge incurred) divided by the Certificate Value immediately preceding the withdrawal, (ii) multiplied by the "Anniversary Value" immediately preceding the withdrawal;
         (d)   Select the highest "Anniversary Value" after the adjustments in (b) and (c) above;

   (3)   Set the Death Benefit equal to the greater of (1) and (2).

If there is a change of Certificate Owner, the new Certificate Owner's age will be used to determine the amount in (2) above.

The Variable Separate Accounts

Sub-accounts investing in shares of mutual funds

Variable Account A is a unit investment trust variable separate account, organized in and governed by the laws of the State of New York, Our state of domicile. Variable Account A is divided into Sub-accounts. Each Sub-account listed below invests in shares of the corresponding Portfolio of the Eligible Fund shown.

Sub-account                    Eligible Fund and Portfolio

                               The Alger American Fund

Alger Growth                   Alger American Growth Portfolio - seeks
Sub-account                    long-term capital appreciation.

Alger Small Cap                Alger American Small Capitalization
Sub-account                    Portfolio - seeks long-term capital
                               appreciation.

                              Alliance Variable Products Series Fund, Inc.

Alliance Global Bond          Global Bond Portfolio - seeks a high level of
Sub-account                   return from a combination of current income
                              and capital appreciation by investing in a globally diversified portfolio of high quality
                              debt securities denominated in the U.S.
Dollar
                              and a range of foreign currencies.

Alliance Premier Growth       Premier Growth Portfolio - seeks growth of
Sub-account                   capital rather than current income.

                              Keyport Variable Investment Trust

Colonial Growth & Income      Colonial Growth and Income
Sub-account                   Fund - seeks primarily income and long-
                              term capital growth and, secondarily,
                              preservation of capital.

Colonial Int'l Fund for       Colonial International Fund for Growth -
Growth Sub-account            seeks long-term capital growth, by investing
                              primarily in non-U.S. equity securities.

Newport Tiger                 Newport Tiger Fund - seeks long-
Sub-account                   term capital growth by investing primarily
                              in equity securities of companies located in the nine Tigers of Asia (Hong Kong,
Singapore,
                              South Korea and Taiwan, Malaysia, Thailand,
                              Indonesia, China and the Philippines).

Colonial Strategic Income     Colonial Strategic Income Fund - seeks a high
Sub-account                   level of current income, as is consistent
with
                              prudent risk and maximizing total return, by diversifying investments primarily in U.S.
and
                              foreign government and high yield, high risk corporate debt securities.

Colonial U.S. Stock           Colonial U.S. Stock Fund - seeks long-term
Sub-account                   growth by investing primarily in large
                              capitalization securities.

Liberty All-Star Equity       Liberty All-Star Equity Fund - seeks total
Sub-account                   investment return, comprised of long-term
                              capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

Stein Roe Global Utilities    Stein Roe Global Utilities Fund - seeks
Sub-account                   current income and long-term growth of
capital
                              and income.

                              MFS Variable Insurance Trust

MFS Emerging Growth           MFS Emerging Growth Series - seeks to provide
Sub-account                   long-term growth of capital.

MFS Research                  MFS Research Series - seeks to provide long-
Sub-account                   term growth of capital and future income.

                              SteinRoe Variable Investment Trust

SteinRoe Special Venture      Stein Roe Special Venture Fund - seeks
Sub-account                   capital growth by investing primarily in
                              common stocks, convertible securities, and other securities selected for prospective capital growth.

Stein Roe Money Market        Stein Roe Money Market Fund - seeks high
Sub-account                   current income from short-term money market
("Money Market" Sub-account)  instruments while emphasizing preservation of capital and maintaining excellent liquidity.

Stein Roe Balanced            Stein Roe Balanced Fund - seeks high total
Sub-account                   investment return through investment in a
                              changing mix of securities.

Stein Roe Growth Stock        Stein Roe Growth Stock Fund - seeks long-term
Sub-account                   growth of capital through investment
                              primarily in common stocks.

Stein Roe Mortgage Securities Stein Roe Mortgage Securities Fund - seeks
Income Sub-account            highest possible level of current income
                              consistent with safety of principal and
                              maintenance of liquidity through investment primarily in mortgage-backed securities.

Variable Account A is an investment company variable separate account which invests directly in securities, organized in and governed by the laws of the State of New York, Our state of domicile. Variable Account M is divided into Sub-accounts. The investment advisor to each Sub-account is set forth opposite each Sub-account shown below:

Sub-account                      Investment Advisor
Currently, none                  Currently, none


The Fixed Account


The Fixed Account is part of Our General Account, which consists of all of Our assets except the assets of the Variable Account and the assets of other separate accounts that We maintain. Subject to applicable law, We have sole discretion over investments of the assets of the Fixed Account. If a Certificate Owner allocates assets to the Fixed Account, the Certificate Owner's accumulation values and annuity payments will have guaranteed minimums.

Before the Income Date, a Certificate Owner's interest in the Fixed Account is measured by the Fixed Account Value. When annuity payments begin, the payee's interest in the Fixed Account is measured by the amount of each periodic payment.

Benefits from the Fixed Account will not be less than the minimum values required by any law of the jurisdiction where the Certificate is delivered.

Purchase Payments will be allocated to the Fixed Account in accordance with
a  Certificate  Owner's selection at the Certificate Date.   A  Certificate
Owner may change such selection by Written Request.

The Fixed Account Value at any time is equal to:

      (1)   all Purchase Payments allocated to the Fixed Account plus the interest subsequently credited on those payments; plus
      (2)   any Variable Account value transferred to the Fixed Account plus the interest subsequently credited on the transferred value; less
      (3)   any prior partial withdrawals from the Fixed Account; less
      (4)   any Fixed Account Value transferred to the Variable Account.

We will credit interest to Purchase Payments allocated to the Fixed Account at rates declared by Us for Guarantee Periods of one or more years from the month and day of allocation. The minimum Guaranteed Interest Rate is 3% per year.

Certificate Owner Services

The Programs. Keyport Benefit Life offers the following investment related programs which is are available only prior to the Income Date: Dollar Cost Averaging; Capital Protection Plus; and Systematic Withdrawal Programs. A Rebalancing Program is available prior to and after the Income Date. Under each this Program, the related transfers between and among Sub-Accounts and the Fixed Account are not counted as one of the twelve free transfers. Each Programs has its own requirements, as discussed below. Keyport Benefit Life reserves the right to terminate any Program.

Dollar Cost Averaging Program. The program periodically transfers Accumulation Units from the SteinRoe Cash Income Sub-Account or the One-Year Guarantee Period of the Fixed Account to other Sub-Accounts selected by the Certificate Owner. The program allows a Certificate Owner to invest in Variable Sub-Accounts over time rather than having to invest in those Sub-Accounts all at once. The program is available for initial and subsequent Purchase Payments and for Certificate Value transferred into the SteinRoe Cash Income Sub-Account or the One-Year Guarantee Period. Under the program, Keyport Benefit Life makes automatic transfers on a periodic basis out of the SteinRoe Cash Income Sub-Account or the One-Year Guarantee Period into one or more of the other available Sub-Accounts (Keyport Benefit Life reserves the right to limit the number of Sub-Accounts the Certificate Owner may choose but there are currently no limits). The program will automatically end if the Income Date occurs. Keyport Benefit Life reserves the right to end the program at any time by sending the Certificate Owner a notice one month in advance.

Rebalancing Program. In accordance with the Certificate Owner's election of the relative Purchase Payment percentage allocations, Keyport Benefit Life will automatically rebalance the Certificate Value of each Sub-Account either monthly, quarterly, semi-annually, or annually. On the last day of the period selected, Keyport Benefit Life will automatically rebalance the Certificate Value in each of the Sub-Accounts to match the current Purchase Payment percentage allocations. The Program may be terminated at any time and the percentages may be altered by Written Request. Certificate Value allocated to the Fixed Account is not subject to automatic rebalancing.
After the Income Date, automatic rebalancing applies only to variable annuity payments and Keyport Benefit Life will rebalance the number of Annuity Units in each Sub-Account.

Systematic Withdrawal Program. Keyport Benefit Life will make monthly, quarterly, semi-annually or annual distributions of a predetermined dollar amount to the Certificate Owner that has enrolled in the Systematic Withdrawal Program. The Certificate Owner may specify the amount of each partial withdrawal, subject to a minimum of $100. Systematic withdrawals may only be made from the Sub-Accounts and the One Year Guarantee Period of the Fixed Account. In each Certificate Year, portions of Certificate Value may be withdrawn without the imposition of any Contingent Deferred Sales Charge ("Free Withdrawal Amount"). If withdrawals pursuant to the Program are greater than the Free Withdrawal Amount, the amount of the withdrawals greater than the Free Withdrawal Amount will be subject to the applicable Contingent Deferred Sales Charge. Any unrelated voluntary partial withdrawal a Certificate Owner makes during a Certificate Year will be aggregated with withdrawals pursuant to the Program to determine the applicability of any Contingent Deferred Sales Charge under the Certificate provisions regarding partial withdrawals.

                          Definitions (continued)

Certificate: The document issued to a Certificate Owner to evidence a Certificate Owner's participation under the Group Contract. The
Certificate summarizes the benefits and provisions of the Group Contract.

Certificate Anniversary:  An anniversary of the Certificate Date.

Certificate Date: The date a Certificate is issued to a Certificate Owner. The Certificate Date is shown on the Certificate Schedule.

Certificate Owner: The person who owns a Certificate under the Group Contract. Any Joint Certificate Owners and the Certificate Owner own the Certificate equally with rights of survivorship. All Owners must exercise ownership rights and privileges together, including the signing of Written Requests.

Certificate Value: The sum of the Certificate Owner's interest in the Sub-accounts of the Variable Account and the Fixed Account during the Accumulation Period.

Certificate Year: The first Certificate Year is the annual period which begins on the Certificate Date. Subsequent Certificate Years begin on each Certificate Anniversary.

Eligible Fund:  An investment entity shown on the Certificate Schedule.

Fixed Account: The account We establish to support Fixed Allocations. The Contract Schedule shows whether the Fixed Account is available under the Certificates.

Fixed Account Value: The value of all Fixed Account amounts accumulated under a Certificate prior to the Income Date.

Fixed Allocation: An amount allocated to the Fixed Account that is credited with a Guaranteed Interest Rate for a specified Guarantee Period.

Fixed Annuity: An annuity with a series of payments made during the Annuity Period which are guaranteed as to dollar amount by Us.

General Account: Our general investment account which contains all of Our assets except those in the Variable Account and Our other separate accounts.

Group Contract Owner: The person or entity to which the Group Contract is issued.

Guaranteed Interest Rate: The effective annual interest rate which We will credit for a specified Guarantee Period.

Guarantee Period: The period of year(s) a rate of interest is guaranteed to be credited within the Fixed Account.

Income Date: The date on which Annuity Payments begin. The Income Date is shown on the Certificate Schedule.

In Force: The status of a Certificate before the Income Date so long as it has not been totally surrendered and there has not been a death of a Certificate Owner or Joint Certificate Owner that will cause the Certificate to end within five years of the date of death.

Office:  Our service office shown on the Certificate Schedule.

Person: A human being, trust, corporation, or any other legally recognized entity.

Portfolio: A series of an Eligible Fund which constitutes a separate and distinct class of shares.

Purchase Payment: A payment made by or on behalf of a Certificate Owner with respect to a Certificate.

Sub-account: Variable Account assets are divided into Sub-accounts. Assets of each Sub-account will be invested in shares of a Portfolio of an Eligible Fund, or directly in portfolio securities.

Valuation Date: Each day on which We and the New York Stock Exchange ("NYSE") are open for business, or any other day that the Securities and Exchange Commission requires that mutual funds, unit investment trusts or other investment portfolios be valued.

Valuation Period: The period of time beginning at the close of business of the NYSE on each Valuation Date and ending at the close of business on the next succeeding Valuation Date.

Variable Account:  Our Variable Account(s) shown on the Certificate
Schedule.

Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Sub-accounts of the Variable Account.

We, Us, Our:  Keyport Benefit Life Insurance Company.

Written Request: A request in writing, in a form satisfactory to Us, and received by Us at Our Office.

                            General Provisions

Purchase Payments

The initial Purchase Payment is due on the Certificate Date. It must be paid at Our Office in United States currency. Coverage under a Certificate does not take effect until We have accepted the initial Purchase Payment during a Certificate Owner's lifetime. Each Purchase Payment after the Certificate Date must be at least the amount shown on the Certificate Schedule. Provided the Certificate Value under a Certificate does not go to zero, a Certificate will stay in force until the Income Date even if a Certificate Owner make no payments after the initial one. We reserve the right to reject any subsequent Purchase Payment.

Allocation of Purchase Payments

An initial Purchase Payment is allocated to the Sub-accounts of the Variable Account, and to the Fixed Account if available, in accordance with the selections made by a Certificate Owner at the Certificate Date. Unless otherwise changed by a Certificate Owner, subsequent Purchase Payments are allocated in the same manner as the initial Purchase Payment. Allocation of Purchase Payments is subject to the terms and conditions imposed by Us. We reserve the right to allocate initial Purchase Payments to the Money Market Sub-account until the expiration of the Right to Examine Certificate period set forth on the first page of the Group Contract and the Certificate.

The Contract

The Group Contract, including the application, if any, and any attached rider or endorsement constitute the entire contract between the Group Contract Owner and Us. All statements made by the Group Contract Owner, any Certificate Owner or any Annuitant will be deemed representations and not warranties. No such statement will be used in any contest unless it is contained in the application signed by the Group Contract Owner or in a written instrument signed by the Certificate Owner, a copy of which has been furnished to the Certificate Owner, the Beneficiary or to the Group Contract Owner.

Only Our President or Secretary may agree to change any of the terms of the Group Contract. Any changes must be in writing. Any change to the terms of a Certificate must be in writing and with Certificate Owner's consent, unless provided otherwise by the Group Contract and the Certificate.

To assure that the Group Contract and the Certificate will maintain their status as a variable annuity under the Internal Revenue Code, We reserve the right to change the Group Contract and any Certificate issued thereunder to comply with future changes in the Internal Revenue Code, any regulations or rulings issued thereunder, and any requirements otherwise imposed by the Internal Revenue Service. The Group Contract Owner and the affected Certificate Owner will be sent a copy of any such amendment.

We reserve the right, subject to the approval of the New York Superintendent of Insurance and compliance with U.S. Laws as currently applicable or subsequently changed, to: (a) operate the Variable Account in any form permitted under the Investment Company Act of 1940, as amended, (the "1940 Act"), or in any other form permitted by law; (b) take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act, or to comply with any other applicable law; (c) transfer any assets in any Sub-account to another Sub-account, or to one or more separate investment accounts, or the General Account; or to add, combine or remove Sub-accounts in the Variable Account; and (d) change the way We assess charges, so long as We do not increase the aggregate amount beyond that currently charged to the Variable Account and the Eligible Funds in connection with a Certificate. If the shares of any of the Eligible Funds should become unavailable for investment by the Variable Account or if in Our judgment further investment in such Portfolio shares should become inappropriate in view of the purpose of the Certificate, We may add or substitute shares of another mutual fund for the Portfolio shares already purchased under the Certificate. No substitution of Portfolio shares in any Sub-account may take place without prior approval of the Securities and Exchange Commission and notice to the affected Certificate Owners, to the extent required by the 1940 Act.

Certificate Owner

A Certificate Owner has all rights and may receive all benefits under a Certificate. A Certificate Owner is the person designated as such on the Certificate Date, unless changed. A Certificate Owner may exercise all rights of a Certificate while it is In Force, subject to the rights of (a) any assignee under an assignment filed with Us, and (b) any irrevocably named Beneficiary.

Joint Certificate Owner

A Certificate can be owned by Joint Certificate Owners. Upon the death of any Certificate Owner or Joint Certificate Owner, the surviving owner(s) will be the primary Beneficiary(ies). Any other beneficiary designation will be treated as a Contingent Beneficiary unless otherwise indicated in a Written Request filed with Us.

Annuitant

The Annuitant is the person on whose life Annuity Payments are based. The Annuitant is the person designated by a Certificate Owner at the Certificate Date, unless changed prior to the Income Date. Any change of Annuitant is subject to Our underwriting rules then in effect. The Annuitant may not be changed in a Certificate which is owned by a non-natural person. A Certificate Owner may name a Contingent Annuitant. The Contingent Annuitant becomes the Annuitant if the Annuitant dies while a Certificate is In Force. If the Annuitant dies and no Contingent Annuitant has been named, We will allow a Certificate Owner sixty days to designate someone other than the Certificate Owner as Annuitant. The Certificate Owner will be the Contingent Annuitant unless the Certificate Owner names someone else. If the Certificate is owned by a non-natural person, the death of the Annuitant will be treated as the death of the Certificate Owner and a new Annuitant may not be designated.

Beneficiary

The Beneficiary is the person who controls the Certificate if any Certificate Owner dies prior to the Income Date. If the Certificate is owned by Joint Certificate Owners, upon the death of any Certificate Owner or Joint Certificate Owner, the surviving owner(s) will become the primary Beneficiary. Any other beneficiary designation will be treated as a Contingent Beneficiary unless otherwise indicated in a Written Request filed with Us. If a Certificate Owner names more than one Person as Primary Beneficiary or as Contingent Beneficiary, and does not state otherwise on an application or in a Written Request to Us, any non-survivors will not receive a benefit. The survivors will receive equal shares. Subject to the rights of any irrevocable Beneficiary(ies), a Certificate Owner may change primary or contingent Beneficiary(ies). A change must be made by Written Request and will be effective as of the date the Written Request is signed. We will not be liable for any payment We make or action We take before We receive the Written Request.

Group Contract Owner

The Group Contract Owner has title to the Group Contract. The Group Contract and any amount accumulated under any Certificate are not subject to the claims of the Group Contract Owner or any of its creditors. The Group Contract Owner may transfer ownership of this Group Contract. Any transfer of ownership terminates the interest of any existing Group Contract Owner. It does not change the rights of any Certificate Owner. Nothing in the Group Contract shall invalidate or impair any rights granted to the Certificate Owner by the Certificate or New York law.

Change of Certificate Owner, Beneficiary or Contingent Annuitant

While a Certificate is In Force, a Certificate Owner may by Written Request change the primary Certificate Owner, Joint Certificate Owner, primary Beneficiary, Contingent Beneficiary, Contingent Annuitant, or in certain instances, the Annuitant. An irrevocably named Person may be changed only with the written consent of such Person. The change will be effective, following Our receipt of the Written Request, as of the date the Written Request is signed. The change will not affect any payments We make or actions We take prior to the time We receive the Written Request.

Assignment of the Certificate

A Certificate Owner may assign a Certificate at any time while it is In Force. The assignment must be in writing and a copy must be filed at Our Office. A Certificate Owner's rights and those of any revocably named Person will be subject to the assignment. An assignment will not affect any payments We make or actions We take before We receive the assignment. We are not responsible for the validity of any assignment.

Misstatement of Age or Sex

If the age or sex of the Annuitant or any payee has been misstated, We will compute the amount payable based on the correct age and sex. If Annuity Payments have begun, any underpayment(s) that have been made plus interest at a rate of 5% per year will be paid in full with the next Annuity Payment. Any overpayment plus interest at a rate of 5% per year, unless repaid to Us in one sum, will be deducted from future Annuity Payments otherwise due until We are repaid in full.

Non-Participating

A Certificate does not participate in Our divisible surplus.

Evidence of Death, Age, Sex or Survival

If a Certificate provision relates to the death of a natural Person, We will require proof of death before We will act under that provision. Proof of death shall be: (a) a certified death certificate; or (b) a certified decree of a court of competent jurisdiction as to the finding of death; or
(c) a written statement by a medical doctor who attended the deceased; or
(d) any other document constituting due proof of death under applicable state law. If Our action under a Certificate provision is based on the age, sex, or survival of any Person, We may require evidence of the particular fact before We act under that provision.

Protection of Proceeds

No Beneficiary or payee may commute or assign any payments under a Certificate before they are due. To the extent permitted by law, no payments shall be subject to the debts of any Beneficiary or payee or to any judicial process for payment of those debts.

Reports

We will send Certificate Owners a report that shows the Certificate Value at least once each Certificate Year. We will send any other reports that may be required by law.

Taxes

Any taxes paid to any governmental entity relating to a Certificate will be deducted from the Purchase Payments or Certificate Value. We may, in Our sole discretion, delay the deduction until a later date. By not deducting tax payments at the time of Our payment, We do not waive any right We may have to deduct amounts at a later date. We will, in Our sole discretion, determine when taxes relate to a Certificate or to the operation of the Variable Account. We reserve the right to establish a provision for federal income taxes if We determine, in Our sole discretion, that We will incur a tax as a result of the operation of the Variable Account. Such a provision will be reflected in the Accumulation and Annuity Unit Values.
We will deduct for any income taxes incurred by Us as a result of the operation of the Variable Account whether or not there was a provision for taxes and whether or not it was sufficient. We will deduct from any payment under a Certificate any withholding taxes required by applicable law.

Regulatory Requirements

All values payable under a Certificate will not be less than the minimum benefits required by the laws and regulations of the states in which the Certificate is delivered.

Suspension or Deferral of Payments

We reserve the right to suspend or postpone payments for a withdrawal, transfer, surrender or death benefit for any period when:

     (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

     (2)    trading on the New York Stock Exchange is restricted;  or

     (3) an emergency exists as a result of which valuation or disposal of the assets and securities of the Variable Account is not reasonably practicable; or

     (4) the Securities and Exchange Commission, by order or pronouncement, so permits for the protection of Certificate Owners;

provided that applicable rules and regulations of the Securities and Exchange Commission govern as to whether the conditions described in (2) and (3) above exist.

We reserve the right to delay payment of amounts allocated to the Fixed Account for up to six months.

                       Variable Account Provisions

The Variable Account

The Variable Account(s) is designated on the Certificate Schedule and consists of assets set aside by Us, which are kept separate from Our general assets and all other variable account assets We maintain. We own the assets of the Variable Account. Variable Account assets equal to reserves and other contract liabilities will not be chargeable with liabilities arising out of any other business We may conduct. We may transfer to Our General Account assets which exceed the reserves and other liabilities of the Variable Account. Income and realized and unrealized gains or losses from assets in the Variable Account are credited to or charged against the account without regard to other income, gains or losses in Our other investment accounts.

The Variable Account assets are divided into Sub-accounts. The Sub-accounts which are available under the Certificate are shown on the Certificate Schedule. The assets of the Sub-accounts of the unit investment trust variable separate account are allocated to the Eligible Fund(s) and the Portfolio(s), if applicable, within an Eligible Fund shown on the Certificate Schedule. The assets of the Sub-accounts of the investment company variable separate account, if applicable, are invested in portfolios of securities designed to meet the objectives of the Sub-Account shown on the Certificate Schedule. We may, from time to time, add additional Sub-accounts, Eligible Funds or Portfolios to those shown on the Certificate Schedule. A Certificate Owner may be permitted to transfer Certificate Values or allocate Purchase Payments to the additional Sub-Accounts, Eligible Funds or Portfolios. However, the right to make such transfers or allocations will be limited by the terms and conditions imposed by Us.

We also have the right to eliminate Sub-accounts from the Variable Account, to combine two or more Sub-accounts or to substitute a new Portfolio for the Portfolio in which a Sub-account invests. A substitution may become necessary if, in Our discretion, a Portfolio or Sub-account no longer suits the purposes of the Group Contract. This may happen: due to a change in laws or regulations or a change in a Portfolio's investment objectives or restrictions; because the Portfolio or Sub-account is no longer available
for investment; or for some other reason.   We will obtain any prior
approvals that may be required from the insurance department of Our state of domicile, the New York Superintendent of Insurance and from the SEC or any other governmental entity before making such a substitution.

When permitted by law, We reserve the right to:

(1)    Deregister a Variable Account under the 1940 Act;
(2) Operate a Variable Account as a management company under the 1940 Act, if it is operating as a unit investment trust;
(3) Operate a Variable Account as a unit investment trust under the 1940 Act, if it is operating as a management company;
(4)    Restrict or eliminate any voting rights as to the account;
(5)    Combine the Variable Account with any other variable account.

Valuation of Assets

The assets of the Variable Account are valued at their fair market value in accordance with Our procedures.

Accumulation Units

A Certificate Owner's Variable Account value will fluctuate in accordance with the investment results of the Sub-accounts to which the Certificate Owner has allocated his or her Purchase Payments or Certificate Value. In order to determine how these fluctuations affect a Certificate Owner's Certificate Value, We use an Accumulation Unit value. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Sub-accounts of the Variable Account as a result of Purchase Payments, partial withdrawals, transfers, or charges deducted from the Certificate Value.
We determine the number of Accumulation Units of a Sub-account purchased or canceled by dividing the amount allocated to, or withdrawn from, the Sub-account by the dollar value of one Accumulation Unit of the Sub-account as of the end of the Valuation Period during which We receive the request for the transaction.

Accumulation Unit Value

The Accumulation Unit Value for each Sub-account was initially set at $10. Subsequent Accumulation Unit Values for each Sub-account are determined by multiplying the Accumulation Unit Value for the immediately preceding Valuation Period by a net investment factor for the Sub-account for the current period. This factor may be greater or less than 1.0; therefore, the Accumulation Unit Value may increase or decrease from Valuation Period to Valuation Period.

We calculate the net investment factor for each Sub-account investing in shares of mutual funds by dividing (a) by (b) and then subtracting (c) where:

(a) is equal to:
(i) the net asset value per share of the Portfolio in which the Sub-account invests at the end of the Valuation Period; plus
(ii) any dividend per share declared for the Portfolio that has an ex-dividend date within the current Valuation Period.

(b) is the net asset value per share of the Portfolio at the end of the preceding Valuation Period.

(c) is equal to:
(i) the sum of each Valuation Period equivalent of the annual rate for the Mortality and Expense Risk Charge, for the Administrative
Charge,
       and for the Distribution Charge, if any, which are shown on the Certificate Schedule; plus
(ii) a charge factor, if any, for any tax provision established by Us a result of the operation of the Sub-account.

We calculate the net investment factor for each Sub-account investing directly in securities with the same formula, except:

    (a)    is equal to:
        (i) the value of the assets in the Sub-account at the end of the preceding Valuation Period; plus
        (ii) any investment income and capital gains, realized or unrealized, credited to the assets during the current Valuation Period; less
        (iii)  any capital losses, realized or unrealized, charged against the assets during the current Valuation Period; less
        (iv)   all operating and investment expenses relating to the assets that are incurred during the current Valuation Period.

    (b) is the value of the assets in the Sub-account at the end of the preceding Valuation Period.

Mortality and Expense Risk Charge

Each Valuation Period We deduct a Mortality and Expense Risk Charge from each Sub-account of the Variable Account which is equal, on an annual basis, to the amount shown on the Certificate Schedule. The Mortality and Expense Risk Charge compensates Us for assuming the mortality and expense risks with respect to the Certificates We issue. We guarantee the dollar amount of each Annuity Payment after the first Annuity Payment will not be affected by variations in mortality or expense experience.

Administrative Charge

Each Valuation Period We deduct an Administrative Charge from the Variable Account which is equal, on an annual basis, to the amount shown on the Certificate Schedule. The Administrative Charge compensates Us for the costs associated with administration of the Variable Account and the Certificates We issue.

Distribution Charge

Each Valuation Period We deduct a Distribution Charge from the Variable Account which is equal, on an annual basis, to the amount shown on the Certificate Schedule. The Distribution Charge compensates Us for the costs associated with the distribution of the Certificates We issue.

Certificate Maintenance Charge

We deduct a Certificate Maintenance Charge from the Certificate Value by canceling Accumulation Units from each applicable Sub-account to reimburse Us for expenses relating to the maintenance of the Certificate. We will deduct the Certificate Maintenance Charge from the Sub-accounts of the Variable Account in the same proportion that the amount of Certificate Value in each Sub-account bears to the Certificate Value. The Certificate Maintenance Charge is shown on the Certificate Schedule. The Certificate Maintenance Charge will be deducted from the Certificate Value on each Certificate Anniversary during the Accumulation Period.

If a total surrender is made on a date other than a Certificate
Anniversary, the Certificate Maintenance Charge will be deducted at the time of surrender.

During the Annuity Period, the Certificate Maintenance Charge will be deducted on a pro-rata basis from each Annuity Payment.

                                  Transfers

Transfers:    Subject to any limitation We impose on the number of
transfers permitted in a Certificate Year, a Certificate Owner may transfer all or part of Certificate Owner's Certificate Value among the Sub-accounts and the Fixed Account, if any, by Written Request or by telephone without the imposition of any fees or charges. Transfers among the Sub-accounts and the Fixed Account are permitted only during the Accumulation Period. The number of permitted transfers, and the charge for transfers in excess of that number, are shown on the Certificate Schedule. All transfers are subject to the following:

    (1) If more than the number of free transfers, shown on the Certificate Schedule, are made in a Certificate Year, We will deduct a transfer charge, shown on the Certificate Schedule, for each subsequent transfer. The transfer fee will be deducted from the Sub-account from which the transfer is made. However, if Certificate Owner transfers his or her entire interest in a Sub-account, the transfer fee will be deducted from the amount transferred. If a Certificate Owner makes a transfer from more than one Sub-account, any transfer fee will be allocated pro-rata among such Sub-accounts in proportion to the amount transferred from each. The deduction of any fees We impose on such transfers will not exceed the maximum listed on page 3.

    (2) During the Annuity Period, transfers of values between Sub-accounts will be made by converting the number of Annuity Units being transferred to the number of Annuity Units in the Sub-account to which a transfer is made, so that the next Annuity Payment, if it were made at that time, would be the same amount that it would have been without the transfer. Thereafter, Annuity Payments will reflect changes in the value of the new Annuity Units.

    (3) The minimum amount which can be transferred is shown on the Certificate Schedule. The minimum amount which must remain in a Sub-account after a transfer is shown on the Certificate Schedule.

    (4) If 100% of the value of any Sub-account is transferred and the current allocation for Purchase Payments includes that Sub-account, the allocation for future Purchase Payments will change to reflect a Certificate Owner's allocation of Certificate Value following the transfer.

    (5) We reserve the right, at any time and without prior notice to any party, to terminate, suspend or modify the transfer privileges described above.

We will not be liable for transfers made in accordance with a Certificate Owner's instructions. All amounts and Accumulation Units will be determined as of the end of the Valuation Period in which We receive the request for transfer.

                          Partial Withdrawals and Total Surrender

Partial Withdrawals

During the Accumulation Period while the Certificate is In Force, a Certificate Owner may, upon Written Request, make a partial withdrawal, subject to the provisions and limitations shown on the Certificate Schedule. For purposes of determining whether a Surrender Charge is applicable to a partial withdrawal:

    (1) A partial withdrawal will first be taken from the portion of a Certificate Owner's Certificate Value which is in excess of Purchase Payments, and then from Purchase Payments; and

    (2) We will allocate partial withdrawals to Purchase Payments in the order in which the Purchase Payments were made, starting with the
           first.

A withdrawal will result in the cancellation of Accumulation Units from each applicable Sub-account in the ratio that a Certificate Owner's interest in the Sub-account bears to his or her Certificate Value in all the Sub-accounts. A Certificate Owner must specify by Written Request in advance if he or she wants Accumulation Units to be canceled in a manner other than the method described above. If there is no value or insufficient value in the Variable Account, then the amount withdrawn, or the insufficient portion, will be deducted from the Fixed Account. If a Certificate Owner has multiple Guarantee Periods, We will deduct such amount from each Guarantee Period's values in the ratio that each Period's values bears to the total Fixed Account Value. A Certificate Owner must specify by Written Request in advance if he or she wants multiple Guarantee Periods to be reduced in a manner other than the method described above. Any amount deducted from the fixed account value may be subject to a market value adjustment, if applicable.

Each partial withdrawal must be for an amount not less than the amount shown on the Certificate Schedule. The Certificate Value which must remain in a Certificate is shown on the Certificate Schedule. The Certificate Schedule also shows any charge.

Total Surrender

During the Accumulation Period while the Certificate is In Force, a Certificate Owner may, upon Written Request, make a total surrender of the Certificate Withdrawal Value. The Certificate Withdrawal Value is:

    (1) the Certificate Value as of the end of the Valuation Period during which We receive a Written Request for a withdrawal or surrender; less

    (2)    any applicable taxes not previously deducted; less

    (3)    any Surrender Charge; less

    (4)    any Certificate Maintenance Charge.

The Fixed Account Value, which is a component of the Certificate Value, may be subject to a market value adjustment, if applicable.

We will pay the amount of any withdrawal or surrender within seven days unless the Suspension or Deferral of Payments Provision is in effect.

Death Provisions

Death of Certificate Owner

These provisions apply if, during the Accumulation Period while the Certificate is In Force, the Certificate Owner or any Joint Certificate Owner dies (whether or not the decedent is also the Annuitant) or the Annuitant dies under a Certificate owned by a non-natural Person. The "designated beneficiary" will control the Certificate after such a death. This "designated beneficiary" will be the first Person among the following who is alive on the date of death: Certificate Owner; Joint Certificate Owner; primary Beneficiary; Contingent Beneficiary; and Certificate Owner's estate. If the Certificate Owner and Joint Certificate Owner are both alive, they shall be the "designated beneficiary" together.

If the decedent's surviving spouse (if any) is the sole "designated beneficiary", the surviving spouse will automatically become the new sole Certificate Owner as of the date of the death. And, if the Annuitant is the decedent, the new Annuitant will be any living Contingent Annuitant, otherwise the surviving spouse. The Certificate may stay in force until another death occurs (i.e., until the death of the Certificate Owner or Joint Certificate Owner). Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Certificate may stay in force up to five years from the date of death. During this period, the "designated beneficiary" may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to surrender the Certificate for its Certificate Withdrawal Value. If this Certificate is still in force at the end of the five-year period, We will automatically end it then by paying to the "designated beneficiary" the Certificate Withdrawal Value without the deduction of any applicable Surrender Charges. If the "designated beneficiary" is not alive then, We will pay any Person(s) named by the "designated beneficiary" in a Written Request; otherwise the "designated beneficiary's" estate.

Death of Annuitant

These provisions apply if during the Accumulation Period while the Certificate is In Force, (a) the Annuitant dies, (b) the Annuitant is not an Owner, and (c) the Owner is a natural person. The Certificate will continue In Force after the Annuitant's death. The new Annuitant will be any living Contingent Annuitant, otherwise the Certificate Owner.

Payment of Benefits

Instead of receiving a lump sum, a Certificate Owner or any "designated beneficiary" may by Written Request direct that We pay any benefit of $2,000 or more under an Annuity Option that meets the following: (a) the first payment to the "designated beneficiary" must be made no later than one year after the date of death; (b) payments must be made over the life of the "designated beneficiary" or over a period not extending beyond that person's life expectancy; and (c) any Annuity Option that provides for payments to continue after the death of the "designated beneficiary" will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

                                Annuity Provisions

General

If the Certificate is In Force on the Income Date, the Adjusted Certificate Value will be applied under the Annuity Option selected by a Certificate Owner. Annuity Payments may be made on a fixed or variable basis or both.

Income Date

The Income Date may be selected by a Certificate Owner. It is shown on the Certificate Schedule. The Income Date can be any time after the Certificate Date for variable payments and any time after the first Certificate Anniversary for fixed payments. The Income Date may not be later than the earlier of when the Annuitant reaches attained age 90 or that required under state law. If no Income Date is selected, it will be the earlier of when the Annuitant reaches attained age 90 or the maximum date permitted under state law, if any.

Prior to the Income Date, a Certificate Owner may change the Income Date by Written Request. Any change must be requested at least 30 days prior to the new Income Date.

Selection of an Annuity Option

An Annuity Option may be selected by a Certificate Owner. If no Annuity Option is selected, Option B will automatically be applied. Prior to the Income Date, a Certificate Owner can change the Annuity Option selected by Written Request. Any change must be requested at least 30 days prior to the Income Date.

Frequency and Amount of Annuity Payments

Annuity Payments are paid in monthly installments unless quarterly, semi-annual or annual payments are chosen. The Adjusted Certificate Value is applied to the Annuity Table for the Annuity Option selected. If the Adjusted Certificate Value to be applied under an Annuity Option is less than $2,000, We reserve the right to make a lump sum payment in lieu of Annuity Payments. If the Annuity Payment would be or becomes less than $100, We will reduce the frequency of payments to a longer interval which will result in each payment being at least $100.

Annuity Options

The following Annuity Options or any other Annuity Option acceptable to Us may be selected:

    OPTION A. ANNUITY FOR A FIXED NUMBER OF YEARS: Annuity Payments for a chosen number of years, not less than 5. If the payee dies during the payment period and the Beneficiary does not desire payments to continue for the remainder of the period, he/she may elect to have the present value of the remaining payments commuted and paid in a lump sum. During the payment period of a Variable Annuity, the payee may elect by Written Request to receive the following amount: (a) the present value of the remaining payments commuted; less (b) any Surrender Charge that may be due by treating the value defined in (a) as a surrender. Instead of receiving a lump sum, the payee may elect another Annuity Option. The amount applied to that Option would not be reduced by the charge defined in (b).

    OPTION B. LIFE ANNUITY WITH PERIOD CERTAIN OF 10 YEARS: Annuity Payments during the lifetime of the payee and in any event for 10 years certain. If the payee dies during the guaranteed payment period and the Beneficiary does not desire payments to continue for the remainder of the guaranteed period, he/she may elect to have the present value of the guaranteed payments remaining commuted and paid in a lump sum.

    OPTION C. JOINT AND SURVIVOR ANNUITY: Annuity Payments payable during the joint lifetime of the payee and a designated second natural person and then during the lifetime of the survivor.

Unless the Annuity Option provides for commutation by the payee, a payee may not withdraw or otherwise end an Annuity Option after it begins. Payments will end upon the payee's death unless the Annuity Option provides for payments continuing to a successor payee. No successor payee may extend the period of time over which the remaining payments are to be made.

Annuity

If a Certificate Owner selects a Fixed Annuity, the Adjusted Certificate Value is allocated to the General Account and the Annuity is paid as a Fixed Annuity. If the Certificate Owner selects a Variable Annuity, the Adjusted Certificate Value will be allocated to the Sub-accounts of the Separate Account in accordance with the selection he or she makes, and the Annuity will be paid as a Variable Annuity. A Certificate Owner can also select a combination of a Fixed and Variable Annuity and the Adjusted Certificate Value will be allocated accordingly. If a Certificate Owner does not select between a Fixed Annuity and a Variable Annuity, any Adjusted Certificate Value in the Variable Account will be applied to a Variable Annuity and any Adjusted Certificate Value in the Fixed Account will be applied to a Fixed Annuity.

The Adjusted Certificate Value will be applied to the applicable Annuity Table contained in the Certificate based upon the Annuity Option a Certificate Owner selects. If, as of the Income Date, the current Annuity Option rates applicable to the class of Certificates issued under the Group Contract provide an initial Annuity Payment greater than the initial Annuity Payment guaranteed under the applicable Annuity Table in the Certificate, the greater payment will be made.

Fixed Annuity

The minimum dollar amount of each Fixed Annuity Payment for each $1,000 of Adjusted Certificate Value is shown in the Annuity Tables. After the initial Fixed Annuity payment, the payments will not change regardless of investment, mortality or expense experience.

Variable Annuity

Variable Annuity Payments reflect the investment performance of the Variable Account in accordance with the allocation of the Adjusted Certificate Value to the Sub-accounts during the Annuity Period. Variable Annuity payments are not guaranteed as to dollar amount.

The dollar amount of the first Variable Annuity payment for each $1,000 of Adjusted Certificate Value is shown in the Annuity Tables. The dollar amount of Variable Annuity payments for each applicable Sub-account after the first Variable Annuity Payment is determined as follows:

    (1) the dollar amount of the first Variable Annuity payment is divided by the value of an Annuity Unit for each applicable Sub-account as of the Income Date. This sets the number of Annuity Units for each monthly payment for the applicable Sub-account. The number of Annuity Units for each applicable Sub-account remains fixed during the Annuity Period;

    (2) the fixed number of Annuity Units per payment in each Sub-account is multiplied by the Annuity Unit Value for that Sub-account for the Valuation Period for which the payment is due. This result is
          the dollar amount of the payment for each applicable Sub-account.

The total dollar amount of each Variable Annuity payment is the sum of all Sub-account Variable Annuity payments reduced by the applicable portion of the Certificate Maintenance Charge.

Annuity Unit

The value of any Annuity Unit for each Sub-Account of the Separate Account was initially set at $10.

The Sub-account Annuity Unit Value at the end of any subsequent Valuation Period is determined as follows:

    (1) the net investment factor calculated as set forth on pages 11-12 (but without the Distribution Charge, if any) for the current Valuation Period is multiplied by the value of the Annuity Unit for the Sub-account for the immediately preceding Valuation Period.

    (2) the result in (1) is then divided by the Assumed Investment Rate Factor which equals 1.00 plus the Valuation Period equivalent of the Assumed Investment Rate for the number of days in the current Valuation Period. The Assumed Investment Rate is equal to 6% per year.

The value of an Annuity Unit may increase or decrease from Valuation Period to Valuation Period.

Using the Tables

Tables 2, 3, 5, and 6 are age-dependent. The amount of the first annuity payment will be based on an age a specified number of years younger than the person's then-attained age (i.e., age last birthday). This age setback is as follows:

Date of First Payment          Age Setback
     1996-1999                   1 year
     2000-2009                   2 years
     2010-2019                   4 years
     2020-2029                   5 years
     2030 or later               6 years

We will calculate the amount for a payment frequency other than monthly and for any ages not shown in Tables 2, 3, 5, and 6 in accordance with the next section. Upon request, We will tell a Certificate Owner any such amount.

Basis of Calculation

Tables 1 and 4 are based on interest at 5% and 3%, respectively. Tables 2, 3, 5, and 6 are based on the 1983 Individual Annuity Valuation Tables (sex distinct), with interest at 5% (Tables 2 and 3) and 3% (Tables 5 and 6), projected dynamically with Projection Scale G.

TABLE 1: FIRST MONTHLY PAYMENT PAYABLE UNDER VARIABLE OPTION 1 FOR EACH $1,000 APPLIED

Years    Payment    Years    Payment    Years    Payment    Years
Payment

5        $18.74      12       $9.16      19       $6.71       25     $5.76
6         15.99      13        8.64      20        6.51       26      5.65
7         14.02      14        8.20      21        6.33       27      5.54
8         12.56      15        7.82      22        6.17       28      5.45
9         11.42      16        7.49      23        6.02       29      5.36
10        10.51      17        7.20      24        5.88       30      5.28
11         9.77      18        6.94


  TABLE 2: FIRST MONTHLY PAYMENT PAYABLE UNDER VARIABLE OPTION B FOR EACH
                              $1,000 APPLIED

Age  Male  Female  Age  Male  Female  Age  Male  Female  Age  Male  Female

30  $4.45   $4.34  47  $5.05  $4.78   64   $6.54  $5.98  80  $9.14  $8.67
31   4.47    4.35  48   5.11   4.82   65    6.68   6.10  81   9.29   8.86
32   4.50    4.37  49   5.17   4.87   66    6.82   6.22  82   9.44   9.05
33   4.52    4.39  50   5.23   4.92   67    6.97   6.35  83   9.57   9.23
34   4.55    4.41  51   5.29   4.97   68    7.12   6.49  84   9.69   9.40
35   4.57    4.43  52   5.36   5.02   69    7.28   6.63  85   9.81   9.55
36   4.60    4.45  53   5.43   5.08   70    7.44   6.79  86   9.91   9.69
37   4.63    4.47  54   5.50   5.13   71    7.61   6.95  87  10.01   9.82
38   4.67    4.49  55   5.58   5.20   72    7.78   7.12  88  10.10   9.94
39   4.70    4.52  56   5.67   5.27   73    7.95   7.30  89  10.17  10.04
40   4.74    4.55  57   5.76   5.34   74    8.12   7.48  90  10.24  10.13
41   4.78    4.57  58   5.85   5.41   75    8.30   7.67  91  10.30  10.21
42   4.82    4.60  59   5.95   5.49   76    8.47   7.87  92  10.35  10.27
43   4.86    4.64  60   6.06   5.58   77    8.65   8.07  93  10.39  10.33
44   4.91    4.67  61   6.17   5.67   78    8.82   8.27  94  10.43  10.37
45   4.95    4.70  62   6.29   5.77   79    8.98   8.47  96  10.45  10.41
46   5.00    4.74  63   6.41   5.87

  TABLE 3: FIRST MONTHLY PAYMENT PAYABLE UNDER VARIABLE OPTION 3 FOR EACH
                              $1,000 APPLIED

                            COMBINATION OF AGES

                                FEMALE AGE

       30   35   40   45   50   55   60   65   70   75   80    85    90
95
 30$4.24$4.28$4.31$4.34$4.36$4.38$4.40$4.42$4.43$4.44$4.45 $4.45 $4.45
$4.46
 35 4.26 4.30 4.35 4.39 4.43 4.47 4.50 4.52 4.54 4.56 4.57  4.57  4.58
4.58
 40 4.28 4.33 4.39 4.45 4.51 4.56 4.61 4.65 4.68 4.71 4.73  4.74  4.75
4.75
M45 4.29 4.35 4.42 4.50 4.58 4.66 4.74 4.80 4.86 4.90 4.93  4.96  4.97
4.98
A50 4.30 4.37 4.46 4.55 4.66 4.77 4.88 4.98 5.07 5.14 5.20  5.23  5.25
5.27
L55 4.31 4.39 4.48 4.59 4.73 4.87 5.03 5.18 5.32 5.44 5.53  5.59  5.63
5.65
E60 4.32 4.40 4.50 4.63 4.78 4.97 5.18 5.40 5.61 5.80 5.96  6.07  6.13
6.17
 65 4.33 4.41 4.52 4.65 4.83 5.05 5.31 5.61 5.92 6.23 6.50  6.70  6.83
6.90
A70 4.33 4.42 4.53 4.68 4.87 5.11 5.42 5.80 6.23 6.70 7.14  7.50  7.75
7.90
G75 4.34 4.42 4.54 4.69 4.89 5.16 5.50 5.95 6.50 7.15 7.83  8.45  8.92
9.23
E80 4.34 4.43 4.54 4.70 4.91 5.19 5.56 6.06 6.71 7.55 8.52  9.50 10.34
10.93
 85 4.34 4.43 4.55 4.71 4.92 5.21 5.60 6.13 6.86 7.85 9.10 10.52 11.87
12.93
 90 4.34 4.43 4.55 4.71 4.93 5.22 5.62 6.18 6.96 8.06 9.55 11.39 13.34
15.05
 95 4.34 4.43 4.55 4.71 4.93 5.23 5.64 6.21 7.02 8.20 9.86 12.09 14.69
17.20

  TABLE 4: MINIMUM MONTHLY PAYMENT PAYABLE UNDER FIXED OPTION A FOR EACH
                              $1,000 APPLIED

Years  Payment  Years  Payment  Years  Payment  Years  Payment

  5     $17.91   12     $8.24    19     $5.73    25     $4.71
  6      15.14   13      7.71    20      5.51    26      4.59
  7      13.16   14      7.26    21      5.32    27      4.47
  8      11.68   15      6.87    22      5.15    28      4.37
  9      10.53   16      6.53    23      4.99    29      4.27
 10       9.61   17      6.23    24      4.84    30      4.18
 11       8.86   18      5.96

  TABLE 5: MINIMUM MONTHLY PAYMENT PAYABLE UNDER FIXED OPTION B FOR EACH
                              $1,000 APPLIED

Age  Male  Female  Age  Male  Female  Age  Male  Female  Age  Male  Female
30   $3.12 $2.99   47   $3.82 $3.53   64   $5.40 $4.83   80   $8.15 $7.66
31    3.15  3.01   48    3.88  3.58   65    5.55  4.96   81    8.32  7.86
32    3.18  3.03   49    3.94  3.63   66    5.69  5.08   82    8.47  8.06
33    3.21  3.06   50    4.01  3.68   67    5.85  5.22   83    8.61  8.25
34    3.24  3.08   51    4.08  3.74   68    6.01  5.37   84    8.75  8.43
35    3.27  3.11   52    4.15  3.80   69    6.18  5.52   85    8.87  8.60
36    3.31  3.13   53    4.23  3.86   70    6.35  5.68   86    8.98  8.75
37    3.34  3.16   54    4.31  3.93   71    6.52  5.85   87    9.08  8.88
38    3.38  3.19   55    4.39  4.00   72    6.70  6.03   88    9.18  9.01
39    3.42  3.22   56    4.48  4.07   73    6.89  6.21   89    9.26  9.12
40    3.46  3.25   57    4.58  4.15   74    7.07  6.41   90    9.33  9.21
41    3.51  3.29   58    4.68  4.23   75    7.26  6.61   91    9.40  9.30
42    3.55  3.32   59    4.78  4.32   76    7.44  6.81   92    9.45  9.37
43    3.60  3.36   60    4.89  4.41   77    7.63  7.02   93    9.49  9.43
44    3.65  3.40   61    5.01  4.50   78    7.81  7.23   94    9.53  9.47
45    3.71  3.44   62    5.14  4.61   79    7.98  7.45   95    9.55  9.51
46    3.76  3.49   63    5.27  4.72

  TABLE 6: MINIMUM MONTHLY PAYMENT PAYABLE UNDER FIXED OPTION C FOR EACH
                              $1,000 APPLIED

                            COMBINATION OF AGES

                                FEMALE AGE

       30   35   40   45   50   55   60   65   70   75   80    85   90
95

 30$2.88$2.93$2.97$3.01$3.04$3.07$3.08$3.10$3.11$3.12$3.12 $3.12 $3.13
$3.13
 35 2.91 2.97 3.03 3.09 3.14 3.18 3.21 3.23 3.25 3.26 3.27  3.27  3.28
3.28
 40 2.93 3.01 3.09 3.17 3.24 3.30 3.35 3.39 3.42 3.44 3.46  3.46  3.47
3.47
 45 2.95 3.04 3.14 3.24 3.34 3.43 3.51 3.58 3.63 3.66 3.69  3.71  3.72
3.72
M50 2.96 3.06 3.17 3.30 3.43 3.56 3.68 3.79 3.87 3.94 3.98  4.01  4.03
4.03
A55 2.97 3.07 3.20 3.34 3.50 3.68 3.85 4.02 4.16 4.27 4.34  4.39  4.42
4.44
L60 2.98 3.09 3.22 3.38 3.56 3.78 4.01 4.25 4.47 4.66 4.80  4.89  4.95
4.98
E65 2.98 3.09 3.23 3.40 3.61 3.86 4.15 4.48 4.81 5.12 5.37  5.55  5.66
5.72
 70 2.99 3.10 3.24 3.42 3.64 3.92 4.26 4.67 5.13 5.60 6.04  6.38  6.60
6.73
A75 2.99 3.10 3.25 3.43 3.66 3.96 4.34 4.81 5.39 6.06 6.75  7.35  7.79
8.07
G80 2.99 3.11 3.25 3.44 3.68 3.99 4.39 4.92 5.60 6.45 7.44  8.42  9.23
9.79
E85 2.99 3.11 3.26 3.44 3.69 4.00 4.42 4.98 5.73 6.74 8.01  9.44 10.77
11.81
 90 2.99 3.11 3.26 3.45 3.69 4.01 4.44 5.02 5.82 6.93 8.43 10.29 12.25
13.95
 95 2.99 3.11 3.26 3.45 3.70 4.02 4.45 5.04 5.87 7.05 8.73 10.97 13.58
16.11




                               Endorsements

                         To be inserted only by Us







POLICY DESCRIPTION

This is a GROUP VARIABLE ANNUITY CONTRACT with limited purchase payment flexibility. This Contract is non participating with no dividends.


                                                      EXHIBIT 4k
                  KEYPORT BENEFIT LIFE INSURANCE COMPANY

       Read this Certificate carefully. This document is a description of the legal contract between the Group Contract Owner and Us.
       You may return this Certificate within 10 days after You receive it by delivering or mailing it to Our Office. The return of this Certificate by  mail  will  be  effective when the postmark is affixed  to  a  properly addressed and postage prepaid envelope. We will refund any purchase payments allocated to the Fixed Account and the Certificate Value plus any amount deducted from Your purchase payment before it was allocated to the Variable Account, including the Certificate Maintenance charge. The Certificate Value will be determined as of the date of surrender (i.e., for a mailed contract, the postmark date).
       This Certificate describes the benefits and provisions of the Group Contract. The Group Contract, as issued to the Group Contract Owner by Us with any riders or endorsements, alone makes up the agreement under which benefits are paid. The Group Contract may be inspected at the office of the Group Contract Owner. In consideration of any application for this Certificate and the payment of purchase payments, We agree, subject to the terms and conditions of the Group Contract, to provide the benefits described in this Certificate to the Certificate Owner.
       If this Certificate is In Force on the Income Date, We will begin making income payments to the Annuitant. We will make such payments according to the terms of the Certificate and Group Contract.
       Signed for the Company on the Issue Date at Our Home Office, 100 Manhattanville Road, Purchase, New York 10577.

                       Read This Contract Carefully.

Signed:   ________________________     ________________________
               Secretary                      President

    POLICY DESCRIPTION
    This is a GROUP VARIABLE ANNUITY CERTIFICATE with limited purchase payment flexibility. This contract is nonparticipating with no dividends.
     Annuity payments and other values provided by this certificate when based on the investment experience of a separate account, may increase or decrease and are not guaranteed as to dollar amount. Variable annuity payments will not decrease over time if the separate account (before deduction of the annual 1.25% asset charge) has an annualized investment return of at least 6.4%. See pages 12-13 and 19 for further explanation. Certificate assets allocated to the separate account incur charges of 1.40% before annuity payments begin and 1.25% once annuity payments begin. Income, capital gains, and/or losses whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to income, capital gains, and/or losses arising out of any other business the company may conduct.

                  KEYPORT BENEFIT LIFE INSURANCE COMPANY
             100 Manhattanville Road, Purchase, New York 10577

                              Service Office
                        125 High Street, 11th Floor
                        Boston, Massachusetts 02110

                           Certificate Schedule


GROUP CONTRACT OWNER         Keyport Benefit Insurance Trust
GROUP CONTRACT NUMBER        DVA(NY)002
CERTIFICATE NUMBER           0200999999-01
CERTIFICATE OWNER            John Q Public, male, 12/07/45
JOINT CERTIFICATE OWNER      Jane Q Public, female, 10/31/47
ANNUITANT                    John Q Public, male, 12/07/45
COVERED PERSONS              John Q Public, Jane Q Public
ISSUE STATE                  NY
IRS PLAN TYPE                Non-Qualified
CERTIFICATE DATE             February 28, 1997
INCOME DATE                  March 1, 2030
INITIAL PURCHASE PAYMENT     $10,000.00
MINIMUM INITIAL PAYMENT      $5,000
MINIMUM ADDITIONAL PAYMENT   $250


Charges

Distribution Charge: We deduct 0.000411% of the assets in each Variable Account Sub-Account on a daily basis (equivalent to an annual rate of 0.15%) to compensate Us for a portion of Our distribution costs.

Administrative Charge: None.

Mortality and Expense Risk Charge: We deduct 0.003403% of the assets in each Variable Account Sub-account on a daily basis (equivalent to an annual rate of 1.25%) for Our mortality and expense risks.

Certificate Maintenance Charge: We charge $36 to cover a portion of Our ongoing Certificate maintenance expenses. The charge is incurred at the beginning of the Certificate Year and is deducted on each Certificate Anniversary and at the time of total surrender. This charge will not apply after annuitization.

Transfer Charge: Currently none; however, We reserve the right to charge $25 for a transfer if You make more than 12 transfers per Certificate Year. Surrender Charge: At the time of each partial withdrawal or at total surrender a contingent deferred sales charge is imposed as a percentage of each Purchase Payment during the seven years after the date of its payment, as follows:

Year 1   Year 2  Year 3  Year 4  Year 5   Year 6  Year 7
  7%      6%      5%      4%      3%       2%      1%

Thereafter 0%.

Initial Purchase Payment Allocation

Currently,  Certificate  Owners may select 18 Sub-accounts  and  the  Fixed
Account. We reserve the right to increase or decrease the number of available Sub-accounts. The minimum You may allocate to any Sub-account or the Fixed Account is 5% of any Purchase Payment. Your initial Purchase Payment has been invested as follows:

     Alger Growth                                 x%
     Alger Small Cap                              x%
     Alliance Global Bond                         x%
     Alliance Premier Growth                      x%
     Colonial Growth & Income                     x%
     Colonial Int'l Fund for Growth               x%
     Colonial Strategic Income                    x%
     Colonial U.S. Fund for Growth                x%
     Colonial Utilities                           x%
     Liberty All-Star                             x%
     MFS Emerging Growth                          x%
     MFS Research                                 x%
     Newport Tiger                                x%
     SteinRoe Cap Appreciation                    x%
     SteinRoe Cash Income                         x%
     SteinRoe Managed Assets                      x%
     SteinRoe Managed Growth Stock                x%
     SteinRoe Mortgage Sec Income                 x%

     Fixed Account - 1 Year                       x%

Transfer Guidelines

Number of Transfers and Transfer Charge: Currently, Certificate Owners are permitted unlimited transfers per Certificate Year during the Accumulation Period and unlimited transfers every 12 months during the Annuity Period. We reserve the right to change, upon notice, the frequency of transfers You may make. We also reserve the right to impose a charge for any transfer in excess of 12 per Certificate Year. The transfer charge is shown in the Charges section of the Schedule.

Minimum amount to be transferred: None.

Minimum amount which must remain in a Sub-account after transfer: None. Partial Withdrawals

You may make partial withdrawals during the Accumulation Period without incurring a surrender charge, as follows:

     (1) In any Certificate Year You may withdraw an aggregate amount not to exceed, at the time of withdrawal:

          (a)   the Certificate Value, less
          (b) the portion of Your Purchase Payments not previously withdrawn; and

      (2) In any Certificate Year after the first, You may also withdraw the positive difference, if any, between the amount withdrawn pursuant to
(1) above in any such subsequent year and 10% of Your Certificate Value as of the preceding Certificate Anniversary.

We will collect the surrender charge shown on the Schedule with respect to partial withdrawals in excess of the amounts described in (1) and (2) above.

Minimum withdrawal amount: $300, unless the withdrawal is made pursuant to Our systematic withdrawal program, in which case the minimum withdrawal is $100.

Minimum  Certificate  Value which must remain after a  partial  withdrawal:
$2,500.


Death Benefits

Adjustment of Certificate Value
When We receive due proof of death of the Certificate Owner, any Joint Certificate Owner, or the Annuitant if the Certificate Owner is a non-natural Person, We will compare, as of the date of death, the Certificate Value to the Death Benefit amount defined in this Schedule. If the
Certificate Value is less than the Death Benefit, We will increase the current Certificate Value by the amount of the difference. If the Certficate Value is greater than the Death Benefit, the Certificate Value will be the Death Benefit. Any amount credited will be allocated to the Variable Account and/or the Fixed Account based on the Purchase Payment allocation selection that is in effect when We receive due proof of death.

Waiver of Surrender Charges

If the Certificate is surrendered within 90 days of the date of death of the Certificate Owner, any Joint Certificate Owner, or the Annuitant if the Certificate Owner is a non-natural Person, any applicable surrender charges will not be deducted from the Certificate Withdrawal Value.
Death Benefit Amount

Certificate Anniversary Death Benefit
On the Certificate Date, the Death Benefit is the initial Purchase Payment. On subsequent Valuation Dates, the Death Benefit is calculated as follows:

     (1)   (a)    Start with the Death Benefit from the Certificate Date;
           (b)    Add to (a) any additional Purchase Payments paid since
                  the Certificate Date and subtract from (a) any partial
                  withdrawals (including any associated surrender charge
                  incurred) made since the Certificate Date;
     (2)   (a)    Determine the Certificate Value for each Certificate
                  Anniversary (the "Anniversary Value") before the 81st birthday of the Certificate Owner or, if the Certificate
                  Owner is a non-natural Person, the Annuitant;
           (b)    Increase each "Anniversary Value" by any Purchase
                  Payments made after that Value's Anniversary;
           (c)    Decrease each "Anniversary Value" by the following amount
                  calculated at the time of each partial withdrawal made after that Value's Anniversary: (i) the partial withdrawal amount (including any associated surrender charge incurred) divided by the Certificate Value immediately preceding the withdrawal, (ii) multiplied by the "Anniversary Value" immediately preceding the withdrawal;
          (d)     Select the highest "Anniversary Value" after the
                  adjustments in (b) and (c) above;
      (3)   Set the Death Benefit equal to the greater of (1) and (2).

If there is a change of Certificate Owner, the new Certificate Owner's age will be used to determine the amount in (2) above.

The Variable Separate Account

Sub-accounts investing in shares of mutual funds

Variable Account J is a unit investment trust variable separate account, organized in and governed by the laws of the State of Massachusetts, the home state of Liberty Life. Variable Account J is divided into Sub-accounts. Each Sub-account listed below invests in shares of the corresponding Portfolio of the Eligible Fund shown.


Sub-account                  Eligible Fund and Portfolio

                             The Alger American Fund

Alger Growth                 Alger American Growth Portfolio - seeks
Sub-account                  long-term capital appreciation.

Alger Small Cap              Alger American Small Capitalization
Sub-account                  Portfolio - seeks long-term capital
                             appreciation.

                             Alliance Variable Products Series Fund, Inc.

Alliance Global Bond         Global Bond Portfolio - seeks a high level of
Sub-account                  return from a combination of current income
                             and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

Alliance Premier Growth      Premier Growth Portfolio - seeks growth of
Sub-account                  capital rather than current income.

                             Keyport Variable Investment Trust

Colonial Growth & Income     Colonial Growth and Income
Sub-account                  Fund - seeks primarily income and long-
                             term capital growth and, secondarily,
                             preservation of capital.

Colonial Int'l Fund for      Colonial International Fund for Growth -
Growth Sub-account           seeks long-term capital growth, by investing
                             primarily in non-U.S. equity securities.

Newport Tiger                Newport Tiger Fund - seeks long-term capital
Sub-account                  growth by investing primarily in equity
                             securities of companies located in
                             the nine Tigers of Asia (Hong Kong, Singapore,
                             South Korea and Taiwan, Malaysia, Thailand,
                             Indonesia, China and the Philippines).

Colonial Strategic Income    Colonial Strategic Income Fund - seeks a high
Sub-account                  level of current income, as is consistent with
                             prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and high yield, high risk corporate debt securities.

Colonial U.S. Stock          Colonial U.S. Stock Fund - seeks long-term
Sub-account                  growth by investing primarily in large
                             capitalization securities.

Liberty All-Star Equity      Liberty All-Star Equity Fund - seeks total
Sub-account                  investment return, comprised of long-term
                             capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

Stein Roe Global Utilities   Stein Roe Global Utilities Fund - seeks
Sub-account                  current income and long-term growth of capital
                             and income.

                             MFS Variable Insurance Trust

MFS Emerging Growth          MFS Emerging Growth Series - seeks to provide
Sub-account                  long-term growth of capital.

MFS Research                 MFS Research Series - seeks to provide long-
Sub-account                  term growth of capital and future income.

                             SteinRoe Variable Investment Trust

SteinRoe Special Venture     Stein Roe Special Venture Fund - seeks capital
Sub-account                  growth by investing primarily in common
                             stocks, convertible securities, and other securities selected for prospective capital growth.

Stein Roe Money Market       Stein Roe Money Market Fund - seeks high
Sub-account                  current income from short-term money market
("Money Market" Sub-account) instruments while emphasizing preservation of capital and maintaining excellent liquidity.

Stein Roe Balanced           Stein Roe Balanced Fund - seeks high total
Sub-account                  investment return through investment in a
                             changing mix of securities.

Stein Roe Growth Stock       Stein Roe Growth Stock Fund - seeks long-term
Sub-account                  growth of capital through investment primarily
                             in common stocks.

Stein Roe Mortgage           Stein Roe Mortgage Securities Fund - seeks
Securities Income            highest  possible level of current income
Sub-account                  consistent with safety of principal
                             and maintenance of liquidity through
                             investment primarily in mortgage-backed
                             securities.

Sub-accounts investing directly in securities - None.

The Fixed Account

The Fixed Account is part of Our General Account, which consists of all of Our assets except the assets of the Variable Account and the assets of other separate accounts that We maintain. Subject to applicable law, We have sole discretion over investments of the assets of the Fixed Account. If You allocate assets to the Fixed Account, Your accumulation values and annuity payments will have guaranteed minimums.

Before the Income Date, Your interest in the Fixed Account is measured by the Fixed Account Value. When annuity payments begin, the payee's interest in the Fixed Account is measured by the amount of each periodic payment.

Benefits from the Fixed Account will not be less than the minimum values required by any law of the jurisdiction where the Certificate is delivered.

Purchase Payments will be allocated to the Fixed Account in accordance with Your selection at the Certificate Date. You may change such selection by Written Request.

The Fixed Account Value at any time is equal to:

         (1) all Purchase Payments allocated to the Fixed Account plus the interest subsequently credited on those payments; plus
         (2) any Variable Account Value transferred to the Fixed Account plus the interest subsequently credited on the transferred value; less
         (3)   any prior partial withdrawals from the Fixed Account; less
         (4)   any Fixed Account Value transferred to the Variable Account.

We will credit interest to Purchase Payments allocated to the Fixed Account at rates declared by Us for Guarantee Periods of one or more years from the month and day of allocation. The minimum Guaranteed Interest Rate is 3% per year.

Certificate Owner Services

The Programs. Liberty Life offers the following investment related programs which are available only prior to the Income Date: Dollar Cost Averaging and Systematic Withdrawal Programs. A Rebalancing Program is available prior to and after the Income Date. Under this Program, the related transfers between and among Sub-Accounts and the Fixed Account are not counted as one of the twelve free transfers. Each Program has its own requirements, as discussed below. Liberty Life reserves the right to terminate any Program.

Dollar Cost Averaging Program. The program periodically transfers Accumulation Units from the SteinRoe Cash Income Sub-Account or the One-Year Guarantee Period of the Fixed Account to other Sub-Accounts selected by the Certificate Owner. The program allows a Certificate Owner to invest in Variable Sub-Accounts over time rather than having to invest in those Sub-Accounts all at once. The program is available for initial and subsequent Purchase Payments and for Certificate Value transferred into the SteinRoe Cash Income Sub-Account or the One-Year Guarantee Period. Under the program, Liberty Life makes automatic transfers on a periodic basis out of the SteinRoe Cash Income Sub-Account or the One-Year Guarantee Period into one or more of the other available Sub-Accounts (Liberty Life reserves the right to limit the number of Sub-Accounts the Certificate Owner may choose but there are currently no limits). The program will automatically end if the Income Date occurs. Liberty Life reserves the right to end the program at any time by sending the Certificate Owner a notice one month in advance.

Rebalancing Program. In accordance with the Certificate Owner's election of the relative Purchase Payment percentage allocations, Liberty Life will automatically rebalance the Certificate Value of each Sub-Account either monthly, quarterly, semi-annually, or annually. On the last day of the period selected, Liberty Life will automatically rebalance the Certificate Value in each of the Sub-Accounts to match the current Purchase Payment percentage allocations. The Program may be terminated at any time and the percentages may be altered by Written Request. Certificate Value allocated to the Fixed Account is not subject to automatic rebalancing. After the Income Date, automatic rebalancing applies only to variable annuity payments and Liberty Life will rebalance the number of Annuity Units in each Sub-Account.

Systematic Withdrawal Program. Liberty Life will make monthly, quarterly, semi-annual or annual distributions of a predetermined dollar amount to the Certificate Owner that has enrolled in the Systematic Withdrawal Program. The Certificate Owner may specify the amount of each partial withdrawal, subject to a minimum of $100. Systematic withdrawals may only be made from the Sub-Accounts and the One Year Guarantee Period of the Fixed Account. In each Certificate Year, portions of Certificate Value may be withdrawn without the imposition of any Contingent Deferred Sales Charge ("Free Withdrawal Amount"). If withdrawals pursuant to the Program are greater than the Free Withdrawal Amount, the amount of the withdrawals greater than the Free Withdrawal Amount will be subject to the applicable Contingent Deferred Sales Charge. Any unrelated voluntary partial withdrawal a Certificate Owner makes during a Certificate Year will be aggregated with withdrawals pursuant to the Program to determine the applicability of any Contingent Deferred Sales Charge under the Certificate provisions regarding partial withdrawals.


                             Table of Contents

                                                                      Page

Right to Examine Certificate...........................................1
Certificate Schedule...................................................2
Definitions............................................................3
General Provisions.....................................................5
Variable Account Provisions............................................9
Transfers.............................................................12
Partial Withdrawals and Total Surrender...............................13
Death Provisions......................................................14
Annuity Provisions....................................................15
Endorsements (if any) are before page.................................21


                                Definitions

Accumulation  Period:   The period prior to the Income  Date  during  which
Purchase Payments may be made by a Certificate Owner.

Accumulation Unit: An accounting unit used to calculate a Certificate Owner's interest in a Sub-account of the Variable Account during the Accumulation Period.

Adjusted Certificate Value: The Certificate Value less any applicable taxes relating to a Certificate and Certificate Maintenance Charge. This amount is applied to the applicable Annuity Tables to determine Annuity Payments.

Annuitant:   The natural person on whose life Annuity Payments  are  based, and to whom any Annuity Payments will be made starting on the Income Date.

Annuity Options:  Options available for Annuity Payments.

Annuity Payments: The series of payments made to the Annuitant, starting on the Income Date, under the Annuity Option selected.

Annuity  Period:   The  period after the Income Date during  which  Annuity
Payments are made.

Annuity  Unit:   An  accounting  unit used to  calculate  Variable  Annuity
Payments during the Annuity Period.

Beneficiary: The person(s) or entity(ies) who controls the Certificate if any Certificate Owner dies before the Income Date.

                          Definitions (continued)

Certificate:   The  document issued to a Certificate Owner  to  evidence  a
Certificate   Owner's   participation  under  the  Group   Contract.    The
Certificate summarizes the benefits and provisions of the Group Contract.

Certificate Anniversary:  An anniversary of the Certificate Date.

Certificate Date: The date a Certificate is issued to a Certificate Owner. The Certificate Date is shown on the Certificate Schedule.

Certificate  Owner:   The  person who owns a Certificate  under  the  Group
Contract. Any Joint Certificate Owners and the Certificate Owner own the Certificate equally with rights of survivorship.

Certificate Value: The sum of the Certificate Owner's interest in the Sub-accounts of the Variable Account and the Fixed Account during the Accumulation Period.

Certificate Year: The first Certificate Year is the annual period which begins on the Certificate Date. Subsequent Certificate Years begin on each Certificate Anniversary.

Eligible Fund:  An investment entity shown on the Certificate Schedule.

Fixed Account: The account We establish to support Fixed Allocations.   The
Certificate Schedule shows whether the Fixed Account is available under the Certificate.

Fixed Account Value: The value of all Fixed Account amounts accumulated under this Certificate prior to the Income Date.

Fixed  Allocation:   An  amount allocated to  the  Fixed  Account  that  is
credited with a Guaranteed Interest Rate for a specified Guarantee Period.

Fixed  Annuity:   An  annuity with a series of  payments  made  during  the
Annuity Period which are guaranteed as to dollar amount by  Us.

General Account: Our general investment account which contains all of Our assets except those in the Variable Account and Our other separate accounts.

Group Contract Owner: The person or entity to which the Group Contract is issued.

Guaranteed Interest Rate: The effective annual interest rate which We will credit for a specified Guarantee Period.

Guarantee Period: The period of year(s) a rate of interest is guaranteed to be credited within the Fixed Account.

Income Date: The date on which Annuity Payments begin. The Income Date is shown on the Certificate Schedule.

In Force: The status of a Certificate before the Income Date so long as it has not been totally surrendered and there has not been a death of a Certificate Owner or Joint Certificate Owner that will cause the Certificate to end within five years of the date of death.

Office:  Our service office shown on the Certificate Schedule.

Person: A human being, trust, corporation, or any other legally recognized entity.

Portfolio:   A series of an Eligible Fund which constitutes a separate  and distinct class of shares.

Purchase  Payment:   A payment made by or on behalf of a Certificate  Owner
with respect to a Certificate.

Sub-account:   Variable  Account  assets  are  divided  into  Sub-accounts.
Assets of each Sub-account will be invested in shares of a Portfolio of an Eligible Fund, or directly in portfolio securities.

Valuation Date: Each day on which We and the New York Stock Exchange ("NYSE") are open for business, or any other day that the Securities and Exchange Commission requires that mutual funds, unit investment trusts or other investment portfolios be valued.

Valuation Period: The period of time beginning at the close of business of the NYSE on each Valuation Date and ending at the close of business on the next succeeding Valuation Date.

Variable  Account:   Our  Variable  Account(s)  shown  on  the  Certificate
Schedule.

Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Sub-accounts of the Variable Account.

We, Us, Our:  Keyport Benefit Life Insurance Company of Boston.

Written Request: A request in writing, in a form satisfactory to Us, and received by Us at Our Office.

You, Your:  The Certificate Owner and any Joint Certificate Owners.

                            General Provisions

Purchase Payments

The initial Purchase Payment is due on the Certificate Date. It must be paid at Our Office in United States currency. Coverage under a Certificate does not take effect until We have accepted the initial Purchase Payment during Your lifetime. Each Purchase Payment after the Certificate Date must be at least the amount shown on the Certificate Schedule. Provided the Certificate Value under a Certificate does not go to zero, a Certificate will stay in force until the Income Date even if You make no payments after the initial one. We reserve the right to reject any subsequent Purchase Payment.

Allocation of Purchase Payments

Your initial Purchase Payment is allocated to the Sub-accounts of the Variable Account, and to the Fixed Account if available, in accordance with the selections made by You at the Certificate Date. Unless otherwise changed by You, subsequent Purchase Payments are allocated in the same manner as the initial Purchase Payment. Allocation of Purchase Payments is subject to the terms and conditions imposed by Us. We reserve the right to allocate initial Purchase Payments to the Money Market Sub-account until the expiration of the Right to Examine Certificate period set forth on the first page of the Certificate.

The Contract

The Group Contract, including the application, if any, and any attached rider or endorsement constitute the entire contract between the Group Contract Owner and Us. All statements made by the Group Contract Owner, any Certificate Owner or any Annuitant will be deemed representations and not warranties. No such statement will be used in any contest unless it is contained in the application signed by the Group Contract Owner or in a written instrument signed by the Certificate Owner, a copy of which has been furnished to the Certificate Owner, the Beneficiary or to the Group Contract Owner.

Only Our President or Secretary may agree to change any of the terms of the Group Contract. Any changes must be in writing. Any change to the terms of a Certificate must be in writing and with Your consent, unless provided otherwise by the Group Contract and the Certificate.

To assure that the Group Contract and the Certificate will maintain their status as a variable annuity under the Internal Revenue Code, We reserve the right to change the Group Contract and any Certificate issued thereunder to comply with future changes in the Internal Revenue Code, any regulations or rulings issued thereunder, and any requirements otherwise imposed by the Internal Revenue Service. The Group Contract Owner and the affected Certificate Owner will be sent a copy of any such amendment.

We reserve the right, subject to the approval of the New York Superintendent of Insurance and compliance with U.S. laws as currently applicable or subsequently changed, to: (a) operate the Variable Account in any form permitted under the Investment Company Act of 1940, as amended, (the "1940 Act"), or in any other form permitted by law; (b) take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act, or to comply with any other applicable law; (c) transfer any assets in any Sub-account to another Sub-account, or to one or more separate investment accounts, or the General Account; or to add, combine or remove Sub-accounts in the Variable Account; and (d) change the way We assess charges, so long as We do not increase the aggregate amount beyond that currently charged to the Variable Account and the Eligible Funds in connection with this Certificate. If the shares of any of the Eligible Funds should become unavailable for investment by the Variable Account or if in Our judgment further investment in such Portfolio shares should become inappropriate in view of the purpose of the Certificate, We may add or substitute shares of another mutual fund for the Portfolio shares already purchased under the Certificate. No substitution of Portfolio shares in any Sub-account may take place without prior approval of the Securities and Exchange Commission and notice to the affected Certificate Owners, to the extent required by the 1940 Act.

Certificate Owner

You are the Certificate Owner of this Certificate. You have all rights and may receive all benefits under a Certificate. A Certificate Owner is the person designated as such on the Certificate Date, unless changed. You may exercise all rights of this Certificate while it is In Force, subject to the rights of (a) any assignee under an assignment filed with Us, and (b) any irrevocably named Beneficiary.

Joint Certificate Owner

A Certificate can be owned by Joint Certificate Owners. Upon the death of any Certificate Owner or Joint Certificate Owner, the surviving owner(s) will be the primary Beneficiary(ies). Any other beneficiary designation will be treated as a Contingent Beneficiary unless otherwise indicated in a Written Request filed with Us.

Annuitant

The Annuitant is the person on whose life Annuity Payments are based. The Annuitant is the person designated by You at the Certificate Date, unless changed prior to the Income Date. Any change of Annuitant is subject to Our underwriting rules then in effect. The Annuitant may not be changed in a Certificate which is owned by a non-natural person. You may name a Contingent Annuitant. The Contingent Annuitant becomes the Annuitant if the Annuitant dies while this Certificate is In Force. If the Annuitant dies and no Contingent Annuitant has been named, We will allow You sixty days to designate someone other than Yourself as Annuitant. You will be the Contingent Annuitant unless You name someone else. If the Certificate is owned by a non-natural person, the death of the Annuitant will be treated as the death of the Certificate Owner and a new Annuitant may not be designated.

Beneficiary

The Beneficiary is the person who controls the Certificate if any Certificate Owner dies prior to the Income Date. If the Certificate is owned by Joint Certificate Owners, upon the death of any Certificate Owner or Joint Certificate Owner, the surviving owner(s) will become the primary Beneficiary. Any other beneficiary designation will be treated as a Contingent Beneficiary unless otherwise indicated in a Written Request filed with Us. If You name more than one Person as Primary Beneficiary or as Contingent Beneficiary, and do not state otherwise on an application or in a Written Request to Us, any non-survivors will not receive a benefit. The survivors will receive equal shares. Subject to the rights of any irrevocable Beneficiary(ies), You may change primary or contingent Beneficiary(ies). A change must be made by Written Request and will be effective as of the date the Written Request is signed. We will not be liable for any payment We make or action We take before We receive the Written Request.

Group Contract Owner

The Group Contract Owner has title to the Group Contract. The Group Contract and any amount accumulated under any Certificate are not subject to the claims of the Group Contract Owner or any of its creditors. The Group Contract Owner may transfer ownership of this Group Contract. Any transfer of ownership terminates the interest of any existing Group Contract Owner. It does not change the rights of any Certificate Owner. Nothing in the Group Contract shall invalidate or impair any right granted to the Certificate Owner by the Certificate or New York law.

Change of Certificate Owner, Beneficiary or Contingent Annuitant

While this Certificate is In Force, You may by Written Request change the primary Certificate Owner, Joint Certificate Owner, primary Beneficiary, Contingent Beneficiary, Contingent Annuitant, or in certain instances, the Annuitant. An irrevocably named Person may be changed only with the written consent of such Person. The change will be effective, following Our receipt of the Written Request, as of the date the Written Request is signed. The change will not affect any payments We make or actions We take prior to the time We receive the Written Request.

Assignment of the Certificate

You may assign this Certificate at any time while it is In Force. The assignment must be in writing and a copy must be filed at Our Office. Your rights and those of any revocably named Person will be subject to the assignment. An assignment will not affect any payments We make or actions We take before We receive the assignment. We are not responsible for the validity of any assignment.

Misstatement of Age or Sex

If the age or sex of the Annuitant or any payee has been misstated, We will compute the amount payable based on the correct age and sex. If Annuity Payments have begun, any underpayment(s) that have been made plus interest thereon at a rate of 5% per year will be paid in full with the next Annuity Payment. Any overpayment plus interest thereon at a rate of 5% per year, unless repaid to Us in one sum, will be deducted from future Annuity Payments otherwise due until We are repaid in full.

Non-Participating

This Certificate does not participate in Our divisible surplus.

Evidence of Death, Age, Sex or Survival

If a Certificate provision relates to the death of a natural Person, We will require proof of death before We will act under that provision. Proof of death shall be: (a) a certified death certificate; or (b) a certified decree of a court of competent jurisdiction as to the finding of death; or
(c)  a written statement by a medical doctor who attended the deceased;  or
(d) any other document constituting due proof of death under applicable state law. If Our action under a Certificate provision is based on the age, sex, or survival of any Person, We may require evidence of the particular fact before We act under that provision.

Protection of Proceeds

No Beneficiary or payee may commute or assign any payments under a Certificate before they are due. To the extent permitted by law, no payments shall be subject to the debts of any Beneficiary or payee or to any judicial process for payment of those debts.

Reports

We will send Certificate Owners a report that shows the Certificate Value, the Certificate Withdrawal Value and the Death Benefit at least once each Certificate Year. We will send any other reports that may be required by law.

Taxes

Any taxes paid to any governmental entity relating to a Certificate will be deducted from the Purchase Payments or Certificate Value. We may, in Our sole discretion, delay the deduction until a later date. By not deducting tax payments at the time of Our payment, We do not waive any right We may have to deduct amounts at a later date. We will, in Our sole discretion, determine when taxes relate to a Certificate or to the operation of the Variable Account. We reserve the right to establish a provision for federal income taxes if We determine, in Our sole discretion, that We will incur a tax as a result of the operation of the Variable Account. Such a provision will be reflected in the Accumulation and Annuity Unit Values. We will deduct for any income taxes incurred by Us as a result of the operation of the Variable Account whether or not there was a provision for taxes and whether or not it was sufficient. We will deduct from any payment under this Certificate any withholding taxes required by applicable law.

Regulatory Requirements

All values payable under a Certificate will not be less than the minimum benefits required by the laws and regulations of the state in which the Certificate is delivered.

Suspension or Deferral of Payments

We reserve the right to suspend or postpone payments for a withdrawal, transfer or surrender for any period when:

     (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

     (2)    trading on the New York Stock Exchange is restricted;  or

     (3) an emergency exists as a result of which valuation or disposal of the assets and securities of the Variable Account is not reasonably practicable; or

     (4) the Securities and Exchange Commission, by order or pronouncement, so permits for the protection of Certificate Owners;

provided that applicable rules and regulations of the Securities and Exchange Commission govern as to whether the conditions described in (2) and (3) above exist.

We reserve the right to delay payment of amounts allocated to the Fixed Account for up to six months.

                        Variable Account Provisions

The Variable Account

The  Variable  Account(s)  is designated on the  Certificate  Schedule  and consists of assets set aside by Us, which are kept separate from Our general assets and all other variable account assets We maintain. We own the assets of the Variable Account. Variable Account assets equal to reserves and other contract liabilities will not be chargeable with liabilities arising out of any other business We may conduct. Income and realized and unrealized gains or losses from assets in the Variable Account are credited to or charged against the account without regard to other income, gains or losses in Our other investment accounts.

The Variable Account assets are divided into Sub-accounts. The Sub-accounts which are available under the Certificate are shown on the Certificate Schedule. The assets of the Sub-accounts of the unit investment trust variable separate account are allocated to the Eligible Fund(s) and the Portfolio(s), if applicable, within an Eligible Fund shown on the Certificate Schedule. The assets of the Sub-accounts of the investment company variable separate account, if applicable, are invested in portfolios of securities designed to meet the objectives of the Sub-Account shown on the Certificate Schedule. We may, from time to time, add additional Sub-accounts, Eligible Funds or Portfolios to those shown on the Certificate Schedule. You may be permitted to transfer Certificate Values or allocate Purchase Payments to the additional Sub-Accounts, Eligible Funds or Portfolios. However, the right to make such transfers or allocations will be limited by the terms and conditions imposed by Us.

We also have the right to eliminate Sub-accounts from the Variable Account, to combine two or more Sub-accounts or to substitute a new Portfolio for the Portfolio in which a Sub-account invests. A substitution may become necessary if, in Our discretion, a Portfolio or Sub-account no longer suits the purposes of the Group Contract. This may happen: due to a change in laws or regulations or a change in a Portfolio's investment objectives or restrictions; because the Portfolio or Sub-account is no longer available for investment; or for some other reason. We will obtain any prior approvals that may be required from the insurance department of Our state of domicile, the New York Superintendent of Insurance and from the SEC or any other governmental entity before making such a substitution.

When permitted by law, We reserve the right to:

     (1)    Deregister a Variable Account under the 1940 Act;
     (2) Operate a Variable Account as a management company under the 1940 Act, if it is operating as a unit investment trust;
     (3) Operate a Variable Account as a unit investment trust under the 1940 Act, if it is operating as a management company;
     (4)    Restrict or eliminate any voting rights as to the account;
     (5)    Combine the Variable Account with any other variable account.

Valuation of Assets

The assets of the Variable Account are valued at their fair market value in accordance with Our procedures.

Accumulation Units

Your Variable Account value will fluctuate in accordance with the investment results of the Sub-accounts to which You have allocated Your Purchase Payments or Certificate Value. In order to determine how these fluctuations affect Your Certificate Value, We use an Accumulation Unit value. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Sub-accounts of the Variable Account as a result of Purchase Payments, partial withdrawals, transfers, or charges deducted from the Certificate Value. We determine the number of Accumulation Units of a Sub-account purchased or canceled by dividing the amount allocated to, or withdrawn from, the Sub-account by the dollar value of one Accumulation Unit of the Sub-account as of the end of the Valuation Period during which We receive the request for the transaction.

Accumulation Unit Value

The Accumulation Unit Value for each Sub-account was initially set at $10. Subsequent Accumulation Unit Values for each Sub-account are determined by multiplying the Accumulation Unit Value for the immediately preceding Valuation Period by a net investment factor for the Sub-account for the current period. This factor may be greater or less than 1.0; therefore, the Accumulation Unit Value may increase or decrease from Valuation Period to Valuation Period.

We calculate the net investment factor for each Sub-account investing in shares of mutual funds by dividing (a) by (b) and then subtracting (c) where:

     (a) is equal to:
          (i) the net asset value per share of the Portfolio in which the Sub-account invests at the end of the Valuation Period; plus
          (ii) any dividend per share declared for the Portfolio that has an ex-dividend date within the current Valuation Period.

     (b) is the net asset value per share of the Portfolio at the end of the preceding Valuation Period.

     (c) is equal to:
          (i) the sum of each Valuation Period equivalent of the annual rate for the Mortality and Expense Risk Charge, for the Administrative Charge, and for the Distribution Charge, if
                any, which are shown on the Certificate Schedule; plus
          (ii)  a charge factor, if any, for any tax provision established by Us a result of the operation of the Sub-account.

We calculate the net investment factor for each Sub-account investing directly in securities with the same formula, except:

     (a)   is equal to:
          (i) the value of the assets in the Sub-account at the end of the preceding Valuation Period; plus
          (ii) any investment income and capital gains, realized or unrealized, credited to the assets during the current Valuation Period; less
          (iii) any capital losses, realized or unrealized, charged against the assets during the current Valuation Period; less
          (iv) all operating and investment expenses relating to the assets that are incurred during the current Valuation Period.

     (b) is the value of the assets in the Sub-account at the end of the preceding Valuation Period.

Mortality and Expense Risk Charge

Each Valuation Period We deduct a Mortality and Expense Risk Charge from each Sub-account of the Variable Account which is equal, on an annual basis, to the amount shown on the Certificate Schedule. The Mortality and Expense Risk Charge compensates Us for assuming the mortality and expense risks with respect to the Certificates We issue. We guarantee the dollar amount of each Annuity Payment after the first Annuity Payment will not be affected by variations in mortality or expense experience.

Administrative Charge

Each Valuation Period We deduct an Administrative Charge from the Variable Account which is equal, on an annual basis, to the amount shown on the Certificate Schedule. The Administrative Charge compensates Us for the costs associated with administration of the Variable Account and the Certificates We issue.

Distribution Charge

Each Valuation Period We deduct a Distribution Charge from the Variable Account which is equal, on an annual basis, to the amount shown on the Certificate Schedule. The Distribution Charge compensates Us for the costs associated with the distribution of the Certificates We issue.

Certificate Maintenance Charge

We deduct a Certificate Maintenance Charge from the Certificate Value by canceling Accumulation Units from each applicable Sub-account to reimburse Us for expenses relating to the maintenance of the Certificate. We will deduct the Certificate Maintenance Charge from the Sub-accounts of the Variable Account in the same proportion that the amount of Certificate Value in each Sub-account bears to the Certificate Value. The Certificate Maintenance Charge is shown on the Certificate Schedule. The Certificate Maintenance Charge will be deducted from the Certificate Value on each Certificate Anniversary during the Accumulation Period.

If a total surrender is made on a date other than a Certificate Anniversary, the Certificate Maintenance Charge will be deducted at the time of surrender.

                                 Transfers

Subject to any limitation We impose on the number of transfers permitted in a Certificate Year, You may transfer all or part of Your Certificate Value among the Sub-accounts and the Fixed Account, if any, by Written Request or by telephone without the imposition of any fees or charges. Transfers among the Sub-accounts and the Fixed Account are permitted only during the Accumulation Period. The number of permitted transfers, and the charge for transfers in excess of that number, are shown on the Certificate Schedule. All transfers are subject to the following:

     (1) If more than the number of free transfers, shown on the Certificate Schedule, are made in a Certificate Year, We will deduct a transfer charge, shown on the Certificate Schedule, for each subsequent transfer. The transfer fee will be deducted from the Sub-account from which the transfer is made. However, if You transfer Your entire interest in a Sub-account, the transfer fee will be deducted from the amount transferred. If You make a transfer from more than one Sub-account, any transfer fee will be allocated pro-rata among such Sub-accounts in proportion to the amount transferred from each. The deduction of any fees We impose on such transfers will not exceed the maximum listed on page 3.

     (2) During the Annuity Period, transfers of values between Sub-accounts will be made by converting the number of Annuity Units being transferred to the number of Annuity Units in the Sub-account to which a transfer is made, so that the next Annuity Payment, if it were made at that time, would be the same amount that it would have been without the transfer. Thereafter, Annuity Payments will reflect changes in the value of the new Annuity Units.

     (3)    The  minimum amount which can be transferred is  shown  on  the
Certificate  Schedule.   The minimum amount which must  remain  in  a  Sub-
account after a transfer is shown on the Certificate Schedule.

     (4) If 100% of the value of any Sub-account is transferred and the current allocation for Purchase Payments includes that Sub-account, the allocation for future Purchase Payments will change to reflect Your allocation of Certificate Value following the transfer.

    (5) We reserve the right, at any time and without prior notice to any party, to terminate, suspend or modify the transfer privileges described above.

We will not be liable for transfers made in accordance with Your instructions. All amounts and Accumulation Units will be determined as of the end of the Valuation Period in which We receive the request for transfer.

                  Partial Withdrawals and Total Surrender

Partial Withdrawals

During the Accumulation Period while the Certificate is In Force, You may, upon Written Request, make a partial withdrawal, subject to the provisions and limitations shown on the Certificate Schedule. For purposes of determining whether a surrender charge is applicable to Your partial withdrawal:

   (1) Your partial withdrawal will first be taken from the portion of Your Certificate Value which is in excess of Your Purchase Payments, and then from Your Purchase Payments; and

   (2) We will allocate partial withdrawals to Purchase Payments in the order in which the Purchase Payments were made, starting with the first.

A withdrawal will result in the cancellation of Accumulation Units from each applicable Sub-account in the ratio that Your interest in the Sub-
account bears to Your Certificate Value in all the Sub-accounts. You must specify by Written Request in advance if You want Accumulation Units to be canceled in a manner other than the method described above. If there is no value or insufficient value in the Variable Account, then the amount withdrawn, or the insufficient portion, will be deducted from the Fixed Account. If You have multiple Guarantee Periods, We will deduct such amount from each Guarantee Period's values in the ratio that each Period's values bears to the total Fixed Account Value. You must specify by Written Request in advance if You want multiple Guarantee Periods to be reduced in a manner other than the method described above. [Any amount deducted from the Fixed Account Value may be subject to a market value adjustment, if applicable.]

Each partial withdrawal must be for an amount not less than the amount shown on the Certificate Schedule. The Certificate Value which must remain in a Certificate is shown on the Certificate Schedule. The Certificate Schedule also shows any charge.

Total Surrender

During the Accumulation Period while the Certificate is In Force, You may, upon Written Request, make a total surrender of the Certificate Withdrawal Value. The Certificate Withdrawal Value is:

   (1) the Certificate Value as of the end of the Valuation Period during which We receive a Written Request for a withdrawal or surrender; less

   (2)   any applicable taxes not previously deducted; less

   (3)   any Surrender Charge; less

   (4)   any Certificate Maintenance Charge.

[The Fixed Account Value, which is a component of the Certificate Value, may be subject to a market value adjustment, if applicable.]

We will pay the amount of any withdrawal or surrender within seven days unless the Suspension or Deferral of Payments Provision is in effect.

                             Death Provisions

Death of Certificate Owner

These provisions apply if, during the Accumulation Period while the Certificate is In Force, the Certificate Owner or any Joint Certificate Owner dies (whether or not the decedent is also the Annuitant) or the Annuitant dies under a Certificate owned by a non-natural Person. The "designated beneficiary" will control the Certificate after such a death. This "designated beneficiary" will be the first Person among the following who is alive on the date of death: Certificate Owner; Joint Certificate Owner; primary Beneficiary; Contingent Beneficiary; and Certificate Owner's estate. If the Certificate Owner and Joint Certificate Owner are both alive, they shall be the "designated beneficiary" together.

If the decedent's surviving spouse (if any) is the sole "designated beneficiary", the surviving spouse will automatically become the new sole Certificate Owner as of the date of the death. And, if the Annuitant is the decedent, the new Annuitant will be any living Contingent Annuitant, otherwise the surviving spouse. The Certificate may stay in force until another death occurs (i.e., until the death of the Certificate Owner or Joint Certificate Owner). Except for this paragraph, all of "Death Provisions" will apply to that subsequent death.

In all other cases, the Certificate may stay in force up to five years from the date of death. During this period, the "designated beneficiary" may exercise all ownership rights, including the right to make transfers or partial withdrawals or the right to surrender the Certificate for its Certificate Withdrawal Value. If this Certificate is still in force at the end of the five-year period, We will automatically end it then by paying to the "designated beneficiary" the Certificate Withdrawal Value without the deduction of any applicable surrender charges. If the "designated beneficiary" is not alive then, We will pay any Person(s) named by the "designated beneficiary" in a Written Request; otherwise the "designated beneficiary's" estate.

Death of Annuitant

These provisions apply if during the Accumulation Period while the Certificate is In Force, (a) the Annuitant dies, (b) the Annuitant is not an Owner, and (c) the Owner is a natural person. The Certificate will continue In Force after the Annuitant's death. The new Annuitant will be any living Contingent Annuitant, otherwise the Certificate Owner.

Payment of Benefits

Instead of receiving a lump sum, You or any "designated beneficiary" may by Written Request direct that We pay any benefit of $2,000 or more under an Annuity Option that meets the following: (a) the first payment to the "designated beneficiary" must be made no later than one year after the date of death; (b) payments must be made over the life of the "designated beneficiary" or over a period not extending beyond that person's life expectancy; and (c) any Annuity Option that provides for payments to continue after the death of the "designated beneficiary" will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

                            Annuity Provisions

General

If the Certificate is In Force on the Income Date, the Adjusted Certificate
Value  will  be applied under the Annuity Option selected by You.   Annuity
Payments may be made on a fixed or variable basis or both.

Income Date

The Income Date may be selected by You. It is shown on the Certificate Schedule. The Income Date can be any time after the Certificate Date for variable payments and any time after the first Certificate Anniversary for fixed payments. The Income Date may not be later than the earlier of when the Annuitant reaches attained age 90 or that required under state law. If no Income Date is selected, it will be the earlier of when the Annuitant reaches attained age 90 or the maximum date permitted under state law, if any.

Prior  to  the  Income  Date, You may change the  Income  Date  by  Written
Request.   Any change must be requested at least 30 days prior to  the  new
Income Date.

Selection of an Annuity Option

An Annuity Option may be selected by You. If no Annuity Option is selected, Option B will automatically be applied. Prior to the Income Date, You may change the Annuity Option selected by Written Request. Any change must be requested at least 30 days prior to the Income Date.

Frequency and Amount of Annuity Payments

Annuity Payments are paid in monthly installments unless quarterly, semi-annual or annual payments are chosen. The Adjusted Certificate Value is applied to the Annuity Table for the Annuity Option selected. If the Adjusted Certificate Value to be applied under an Annuity Option is less than $2,000, We reserve the right to make a lump sum payment in lieu of Annuity Payments. If the Annuity Payment would be or becomes less than $100, We will reduce the frequency of payments to a longer interval which will result in each payment being at least $100.

Annuity Options

The following Annuity Options or any other Annuity Option acceptable to Us may be selected:

    OPTION A. ANNUITY FOR A FIXED NUMBER OF YEARS: Annuity Payments for a chosen number of years, not less than 5. If the payee dies during the payment period and the Beneficiary does not desire payments to continue for the remainder of the period, he/she may elect to have the present value of the remaining payments commuted and paid in a lump sum. During the payment period of a Variable Annuity, the payee may elect by Written Request to receive the following amount: (a) the present value of the remaining payments commuted using a 3% interest rate for fixed payments and a 5% interest rate for variable payments; less (b) any surrender charge that may be due by treating the value defined in (a) as a surrender. Instead of receiving a lump sum, the payee may elect another Annuity Option. The amount applied to that Option would not be reduced by the charge defined in
(b).

   OPTION B. LIFE ANNUITY WITH PERIOD CERTAIN OF 10 YEARS: Annuity Payments during the lifetime of the payee and in any event for 10 years certain. If the payee dies during the guaranteed payment period and the Beneficiary does not desire payments to continue for the remainder of the guaranteed period, he/she may elect to have the present value of the guaranteed payments remaining commuted using a 3% interest rate for fixed payments and a 5% interest rate for variable payments and paid in a lump sum.

    OPTION C. JOINT AND SURVIVOR ANNUITY: Annuity Payments payable during the joint lifetime of the payee and a designated second natural person and then during the lifetime of the survivor.

Unless the Annuity Option provides for commutation by the payee, a payee may not withdraw or otherwise end an Annuity Option after it begins. Payments will end upon the payee's death unless the Annuity Option provides for payments continuing to a successor payee. No successor payee may extend the period of time over which the remaining payments are to be made.

Annuity

If You select a Fixed Annuity, the Adjusted Certificate Value is allocated to the General Account and the Annuity is paid as a Fixed Annuity. If You select a Variable Annuity, the Adjusted Certificate Value will be allocated to the Sub-accounts of the Separate Account in accordance with the selection You make, and the Annuity will be paid as a Variable Annuity. You can also select a combination of a Fixed and Variable Annuity and the Adjusted Certificate Value will be allocated accordingly. If You don't select between a Fixed Annuity and a Variable Annuity, any Adjusted Certificate Value in the Variable Account will be applied to a Variable Annuity and any Adjusted Certificate Value in the Fixed Account will be applied to a Fixed Annuity.

The Adjusted Certificate Value will be applied to the applicable Annuity Table contained in the Certificate based upon the Annuity Option You select. If, as of the Income Date, the current Annuity Option rates or the rates for a single premium consideration for any immediate annuity applicable to the class of Certificates issued under the Group Contract provide an initial Annuity Payment greater than the initial Annuity Payment guaranteed under the applicable Annuity Table in the Certificate, the greater payment will be made.

Fixed Annuity

The minimum dollar amount of each Fixed Annuity Payment for each $1,000 of Adjusted Certificate Value is shown in the Annuity Tables. After the initial Fixed Annuity payment, the payments will not change regardless of investment, mortality or expense experience.

Variable Annuity

Variable  Annuity  Payments  reflect  the  investment  performance  of  the
Variable Account in accordance with the allocation of the Adjusted Certificate Value to the Sub-accounts during the Annuity Period. Variable Annuity payments are not guaranteed as to dollar amount.

The dollar amount of the first Variable Annuity payment for each $1,000 of Adjusted Certificate Value is shown in the Annuity Tables. The dollar amount of Variable Annuity payments for each applicable Sub-account after the first Variable Annuity Payment is determined as follows:

     (1) the dollar amount of the first Variable Annuity payment is divided by the value of an Annuity Unit for each applicable Sub-account as of the Income Date. This sets the number of Annuity Units for each monthly payment for the applicable Sub-account. The number of Annuity Units for each applicable Sub-account remains fixed during the Annuity Period;

     (2) the fixed number of Annuity Units per payment in each Sub-account is multiplied by the Annuity Unit Value for that Sub-account for the Valuation Period for which the payment is due. This result is the dollar amount of the payment for each applicable Sub-account.

The total dollar amount of each Variable Annuity payment is the sum of all Sub-account Variable Annuity payments.

Annuity Unit

The value of any Annuity Unit for each Sub-Account of the Separate Account was initially set at $10.

The Sub-account Annuity Unit Value at the end of any subsequent Valuation Period is determined as follows:

     (1) the net investment factor calculated as set forth on pages 11-12 (but without the Distribution Charge, if any) for the current Valuation Period is multiplied by the value of the Annuity Unit for the Sub-account for the immediately preceding Valuation Period.

     (2) the result in (1) is then divided by the Assumed Investment Rate Factor which equals 1.00 plus the Valuation Period equivalent of the Assumed Investment Rate for the number of days in the current Valuation Period. The Assumed Investment Rate is equal to 5% per year.

The value of an Annuity Unit may increase or decrease from Valuation Period to Valuation Period.

Using the Tables

Tables 2, 3, 5, and 6 are age-dependent. The amount of the first annuity payment will be based on an age a specified number of years younger than the person's then-attained age (i.e., age last birthday). This age setback is as follows:

                Date of First Payment     Age Setback

                    1996-1999                1 year
                    2000-2009                2 years
                    2010-2019                4 years
                    2020-2029                5 years
                    2030 or later            6 years

We will calculate the amount for a payment frequency other than monthly and for any ages not shown in Tables 2, 3, 5, and 6 in accordance with the next section. Upon request, We will tell You any such amount.

Basis of Calculation

Tables 1 and 4 are based on interest at 5% and 3%, respectively. Tables 2, 3, 5, and 6 are based on the 1983 Individual Annuity Valuation Tables (sex distinct) with interest at 5% (Tables 2 and 3) and 3% (Tables 5 and 6), projected dynamically with Projection Scale G.

TABLE 1: FIRST MONTHLY PAYMENT PAYABLE UNDER VARIABLE OPTION 1 FOR EACH $1,000 APPLIED

Years    Payment    Years    Payment    Years    Payment    Years
Payment

5        $18.74      12       $9.16      19       $6.71       25     $5.76
6         15.99      13        8.64      20        6.51       26      5.65
7         14.02      14        8.20      21        6.33       27      5.54
8         12.56      15        7.82      22        6.17       28      5.45
9         11.42      16        7.49      23        6.02       29      5.36
10        10.51      17        7.20      24        5.88       30      5.28
11         9.77      18        6.94


  TABLE 2: FIRST MONTHLY PAYMENT PAYABLE UNDER VARIABLE OPTION B FOR EACH
                              $1,000 APPLIED

Age  Male  Female  Age  Male  Female  Age  Male  Female  Age  Male  Female

30  $4.45   $4.34  47  $5.05  $4.78   64   $6.54  $5.98  80  $9.14  $8.67
31   4.47    4.35  48   5.11   4.82   65    6.68   6.10  81   9.29   8.86
32   4.50    4.37  49   5.17   4.87   66    6.82   6.22  82   9.44   9.05
33   4.52    4.39  50   5.23   4.92   67    6.97   6.35  83   9.57   9.23
34   4.55    4.41  51   5.29   4.97   68    7.12   6.49  84   9.69   9.40
35   4.57    4.43  52   5.36   5.02   69    7.28   6.63  85   9.81   9.55
36   4.60    4.45  53   5.43   5.08   70    7.44   6.79  86   9.91   9.69
37   4.63    4.47  54   5.50   5.13   71    7.61   6.95  87  10.01   9.82
38   4.67    4.49  55   5.58   5.20   72    7.78   7.12  88  10.10   9.94
39   4.70    4.52  56   5.67   5.27   73    7.95   7.30  89  10.17  10.04
40   4.74    4.55  57   5.76   5.34   74    8.12   7.48  90  10.24  10.13
41   4.78    4.57  58   5.85   5.41   75    8.30   7.67  91  10.30  10.21
42   4.82    4.60  59   5.95   5.49   76    8.47   7.87  92  10.35  10.27
43   4.86    4.64  60   6.06   5.58   77    8.65   8.07  93  10.39  10.33
44   4.91    4.67  61   6.17   5.67   78    8.82   8.27  94  10.43  10.37
45   4.95    4.70  62   6.29   5.77   79    8.98   8.47  96  10.45  10.41
46   5.00    4.74  63   6.41   5.87


TABLE 3: FIRST MONTHLY PAYMENT PAYABLE UNDER VARIABLE OPTION 3 FOR EACH $1,000 APPLIED

                            COMBINATION OF AGES

                                FEMALE AGE

       30   35   40   45   50   55   60   65   70   75   80   85    90   95

 30$4.24$4.28$4.31$4.34$4.36$4.38$4.40$4.42$4.43$4.44$4.45 $4.45 $4.45
$4.46
 35 4.26 4.30 4.35 4.39 4.43 4.47 4.50 4.52 4.54 4.56 4.57  4.57  4.58
4.58
 40 4.28 4.33 4.39 4.45 4.51 4.56 4.61 4.65 4.68 4.71 4.73  4.74  4.75
4.75
M45 4.29 4.35 4.42 4.50 4.58 4.66 4.74 4.80 4.86 4.90 4.93  4.96  4.97
4.98
A50 4.30 4.37 4.46 4.55 4.66 4.77 4.88 4.98 5.07 5.14 5.20  5.23  5.25
5.27
L55 4.31 4.39 4.48 4.59 4.73 4.87 5.03 5.18 5.32 5.44 5.53  5.59  5.63
5.65
E60 4.32 4.40 4.50 4.63 4.78 4.97 5.18 5.40 5.61 5.80 5.96  6.07  6.13
6.17
 65 4.33 4.41 4.52 4.65 4.83 5.05 5.31 5.61 5.92 6.23 6.50  6.70  6.83
6.90
A70 4.33 4.42 4.53 4.68 4.87 5.11 5.42 5.80 6.23 6.70 7.14  7.50  7.75
7.90
G75 4.34 4.42 4.54 4.69 4.89 5.16 5.50 5.95 6.50 7.15 7.83  8.45  8.92
9.23
E80 4.34 4.43 4.54 4.70 4.91 5.19 5.56 6.06 6.71 7.55 8.52  9.50 10.34
10.93
 85 4.34 4.43 4.55 4.71 4.92 5.21 5.60 6.13 6.86 7.85 9.10 10.52 11.87
12.93
 90 4.34 4.43 4.55 4.71 4.93 5.22 5.62 6.18 6.96 8.06 9.55 11.39 13.34
15.05
 95 4.34 4.43 4.55 4.71 4.93 5.23 5.64 6.21 7.02 8.20 9.86 12.09 14.69
17.20


TABLE 4: MINIMUM MONTHLY PAYMENT PAYABLE UNDER FIXED OPTION A FOR EACH $1,000 APPLIED

Years   Payment   Years   Payment   Years   Payment   Years   Payment

5       $17.91     12     $8.24      19     $5.73      25     $4.71
6        15.14     13      7.71      20      5.51      26      4.59
7        13.16     14      7.26      21      5.32      27      4.47
8        11.68     15      6.87      22      5.15      28      4.37
9        10.53     16      6.53      23      4.99      29      4.27
10        9.61     17      6.23      24      4.84      30      4.18
11        8.86     18      5.96

TABLE 5: MINIMUM MONTHLY PAYMENT PAYABLE UNDER FIXED OPTION B FOR EACH $1,000 APPLIED

Age   Male  Female  Age  Male  Female  Age  Male  Female  Age  Male  Female

30    $3.12 $2.99   47   $3.82 $3.53   64   $5.40 $4.83   80   $8.15 $7.66
31     3.15  3.01   48    3.88  3.58    65   5.55  4.96   81    8.32  7.86
32     3.18  3.03   49    3.94  3.63    66   5.69  5.08   82    8.47  8.06
33     3.21  3.06   50    4.01  3.68    67   5.85  5.22   83    8.61  8.25
34     3.24  3.08   51    4.08  3.74    68   6.01  5.37   84    8.75  8.43
35     3.27  3.11   52    4.15  3.80    69   6.18  5.52   85    8.87  8.60
36     3.31  3.13   53    4.23  3.86    70   6.35  5.68   86    8.98  8.75
37     3.34  3.16   54    4.31  3.93    71   6.52  5.85   87    9.08  8.88
38     3.38  3.19   55    4.39  4.00    72   6.70  6.03   88    9.18  9.01
39     3.42  3.22   56    4.48  4.07    73   6.89  6.21   89    9.26  9.12
40     3.46  3.25   57    4.58  4.15    74   7.07  6.41   90    9.33  9.21
41     3.51  3.29   58    4.68  4.23    75   7.26  6.61   91    9.40  9.30
42     3.55  3.32   59    4.78  4.32    76   7.44  6.81   92    9.45  9.37
43     3.60  3.36   60    4.89  4.41    77   7.63  7.02   93    9.49  9.43
44     3.65  3.40   61    5.01  4.50    78   7.81  7.23   94    9.53  9.47
45     3.71  3.44   62    5.14  4.61    79   7.98  7.45   95    9.55  9.51
46     3.76  3.49   63    5.27  4.72



TABLE 6: MINIMUM MONTHLY PAYMENT PAYABLE UNDER FIXED OPTION C FOR EACH $1,000 APPLIED

                            COMBINATION OF AGES

                                FEMALE AGE

      30   35   40   45   50   55   60   65   70   75   80     85    90
95

 30$2.88$2.93$2.97$3.01$3.04$3.07$3.08$3.10$3.12$3.12$3.12 $3.12 $3.13$3.13
 35 2.91 2.97 3.03 3.09 3.14 3.18 3.21 3.23 3.25 3.26 3.27  3.27  3.28 3.28
 40 2.93 3.01 3.09 3.17 3.24 3.30 3.35 3.39 3.42 3.44 3.46  3.46  3.47 3.47
M45 2.95 3.04 3.14 3.24 3.34 3.43 3.51 3.58 3.63 3.66 3.69  3.71  3.72 3.72
A50 2.96 3.06 3.17 3.30 3.43 3.56 3.68 3.79 3.87 3.94 3.98  4.01  4.03 4.03
L55 2.97 3.07 3.20 3.34 3.50 3.68 3.85 4.02 4.16 4.27 4.34  4.39  4.42 4.44
E60 2.98 3.09 3.22 3.38 3.56 3.78 4.01 4.25 4.47 4.66 4.80  4.89  4.95 4.98
 65 2.98 3.09 3.23 3.40 3.61 3.86 4.15 4.48 4.81 5.12 5.37  5.55  5.66 5.72
A70 2.99 3.10 3.24 3.42 3.64 3.92 4.26 4.67 5.13 5.60 6.04  6.38  6.60 6.73
G75 2.99 3.10 3.25 3.43 3.66 3.96 4.34 4.81 5.39 6.06 6.75  7.35  7.79 8.07
E80 2.99 3.11 3.25 3.44 3.68 3.99 4.39 4.92 5.60 6.45 7.44  8.42  9.23 9.79
 85 2.99 3.11 3.26 3.44 3.69 4.00 4.42 4.98 5.73 6.74 8.01  9.44 10.77 1.81
 90 2.99 3.11 3.26 3.45 3.69 4.01 4.44 5.02 5.82 6.93 8.43 10.29 12.25 3.95
 95 2.99 3.11 3.26 3.45 3.70 4.02 4.45 5.04 5.87 7.05 8.73 10.97 13.58 6.11


                               Endorsements

                         To be inserted only by Us





































POLICY DESCRIPTION

This is a GROUP VARIABLE ANNUITY CERTIFICATE with limited purchase payment flexibility. This certificate is nonparticipating with no dividends.


                                                      EXHIBIT 8d
                          PARTICIPATION AGREEMENT

                                   AMONG

                       MFS VARIABLE INSURANCE TRUST,

                  KEYPORT BENEFIT LIFE INSURANCE COMPANY

                                    AND

                 MASSACHUSETTS FINANCIAL SERVICES COMPANY


      THIS AGREEMENT, made and entered into this 3rd day of June 1998 , by and among MFS VARIABLE INSURANCE TRUST, a Massachusetts business trust (the "Trust"), KEYPORT BENEFIT LIFE INSURANCE COMPANY, a New York corporation (the "Company") on its own behalf and on behalf of each of the segregated asset accounts of the Company set forth in Schedule A hereto, as may be amended from time to time (the "Accounts"), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation ("MFS").

      WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered or will be registered under the Securities Act of 1933, as amended (the "1933 Act");

      WHEREAS, shares of beneficial interest of the Trust are divided into several series of shares, each representing the interests in a particular managed pool of securities and other assets;

      WHEREAS, the series of shares of the Trust offered by the Trust to the Company and the Accounts are set forth on Schedule A attached hereto (each, a "Portfolio," and, collectively, the "Portfolios");

      WHEREAS, MFS is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities law, and is the Trust's investment adviser;

      WHEREAS, the Company will issue certain variable annuity and/or variable life insurance contracts (individually, the "Policy" or, collectively, the "Policies") which, if required by applicable law, will be registered under the 1933 Act;

      WHEREAS, the Accounts are duly organized, validly existing segregated asset accounts, established by resolution of the Board of Directors of the Company, to set aside and invest assets attributable to the aforesaid variable annuity and/or variable life insurance contracts that are allocated to the Accounts (the Policies and the Accounts covered by this Agreement, and each corresponding Portfolio covered by this Agreement in which the Accounts invest, is specified in Schedule A attached hereto as may be modified from time to time);

      WHEREAS, the Company has registered or will register the Accounts as unit investment trusts under the 1940 Act (unless exempt therefrom);

      WHEREAS, MFS Fund Distributors, Inc. (the "Underwriter") is registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 Act"), and is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD");

      WHEREAS, Keyport Financial Services Corp., the underwriter for the individual variable annuity and the variable life policies, is registered as a broker-dealer with the SEC under the 1934 Act and is a member in good standing of the NASD; and

      WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in one or more of the Portfolios specified in Schedule A attached hereto (the "Shares") on behalf of the Accounts to fund the Policies, and the Trust intends to sell such Shares to the Accounts at net asset value;

      NOW, THEREFORE, in consideration of their mutual promises, the Trust, MFS, and the Company agree as follows:

ARTICLE I.  SALE OF TRUST SHARES

     1.1. The Trust agrees to sell to the Company those Shares which the Accounts order (based on orders placed by Policy holders on that Business Day, as defined below) and which are available for purchase by such Accounts, executing such orders on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the order for the Shares. For purposes of this Section 1.1, the Company shall be the designee of the Trust for receipt of such orders from Policy owners and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such orders by 9:30 a.m. New York time on the next following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the SEC.

     1.2. The Trust agrees to make the Shares available indefinitely for purchase at the applicable net asset value per share by the Company and the Accounts on those days on which the Trust calculates its net asset value pursuant to rules of the SEC and the Trust shall calculate such net asset value on each day which the NYSE is open for trading. Notwithstanding the foregoing, the Board of Trustees of the Trust (the "Board") may refuse to sell any Shares to the Company and the Accounts, or suspend or terminate the offering of the Shares if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board acting in good faith and in light of its fiduciary duties under federal and any applicable state laws, necessary in the best interest of the Shareholders of such Portfolio.

     1.3. The Trust and MFS agree that the Shares will be sold only to insurance companies which have entered into participation agreements with the Trust and MFS (the "Participating Insurance Companies") and their separate accounts, qualified pension and retirement plans and MFS or its affiliates. The Trust and MFS will not sell Trust shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles III and VII of this Agreement is in effect to govern such sales. The Company will not resell the Shares except to the Trust or its agents.

     1.4. The Trust agrees to redeem for cash, on the Company's request, any full or fractional Shares held by the Accounts (based on orders placed by Policy holders on that Business Day), executing such requests on a daily basis at the net asset value next computed after receipt by the Trust or its designee of the request for redemption. For purposes of this Section 1.4, the Company shall be the designee of the Trust for receipt of requests for redemption from Policy owners and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such request for redemption by 9:30 a.m. New York time on the next following Business Day.

     1.5. Each purchase, redemption and exchange order placed by the Company shall be placed separately for each Portfolio and shall not be netted with respect to any Portfolio. However, with respect to payment of the purchase price by the Company and of redemption proceeds by the Trust, the Company and the Trust shall net purchase and redemption orders with respect to each Portfolio and shall transmit one net payment for all of the Portfolios in accordance with Section 1.6 hereof.

     1.6. In the event of net purchases, the Company shall pay for the Shares by 2:00 p.m. New York time on the next Business Day after an order to purchase the Shares is made in accordance with the provisions of Section 1.1. hereof. In the event of net redemptions, the Trust shall pay the redemption proceeds by 2:00 p.m. New York time on the next Business Day after an order to redeem the shares is made in accordance with the provisions of Section 1.4. hereof. All such payments shall be in federal funds transmitted by wire.

     1.7. Issuance and transfer of the Shares will be by book entry only. Stock certificates will not be issued to the Company or the Accounts. The Shares ordered from the Trust will be recorded in an appropriate title for the Accounts or the appropriate subaccounts of the Accounts.

     1.8. The Trust shall furnish same day notice (by wire or telephone followed by written confirmation) to the Company of any dividends or capital gain distributions payable on the Shares. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's Shares in additional Shares of that Portfolio. The Trust shall notify the Company of the number of Shares so issued as payment of such dividends and distributions.

     1.9. The Trust or its custodian shall make the net asset value per share for each Portfolio available to the Company on each Business Day as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:30 p.m. New York time. In the event that the Trust is unable to meet the 6:30 p.m. time stated herein, it shall provide additional time for the Company to place orders for the purchase and redemption of Shares. Such additional time shall be equal to the additional time which the Trust takes to make the net asset value available to the Company. If the Trust provides materially incorrect share net asset value information, the Trust shall make an adjustment to the number of shares purchased or redeemed for the Accounts to reflect the correct net asset value per share. Any material error in the calculation or reporting of net asset value per share, dividend or capital gains information shall be reported promptly upon discovery to the Company.

ARTICLE II.  CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS

     2.1. The Company represents and warrants that the Policies are or will be registered under the 1933 Act or are exempt from or not subject to registration thereunder, and that the Policies will be issued, sold, and distributed in compliance in all material respects with all applicable state and federal laws, including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Account as a segregated asset account under applicable law and has registered or, prior to any issuance or sale of the Policies, will register the Accounts as unit investment trusts in accordance with the provisions of the 1940 Act (unless exempt therefrom) to serve as segregated investment accounts for the Policies, and that it will maintain such registration for so long as any Policies are outstanding. The Company shall amend the registration statements under the 1933 Act for the Policies and the registration statements under the 1940 Act for the Accounts from time to time as required in order to effect the continuous offering of the Policies or as may otherwise be required by applicable law. The Company shall register and qualify the Policies for sales accordance with the securities laws of the various states only if and to the extent deemed necessary by the Company.

     2.2. The Company represents and warrants that the Policies are currently and at the time of issuance will be treated as life insurance, endowment or annuity contract under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), that it will maintain such treatment and that it will notify the Trust or MFS immediately upon having a reasonable basis for believing that the Policies have ceased to be so treated or that they might not be so treated in the future.

     2.3. The Company represents and warrants that Keyport Financial Services Corp., the underwriter for the individual variable annuity and the variable life policies, is a member in good standing of the NASD and is a registered broker-dealer with the SEC. The Company represents and warrants that the Company and Keyport Financial Services Corp. will sell and distribute such policies in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

     2.4. The Trust and MFS represent and warrant that the Shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of The Commonwealth of Massachusetts and all applicable federal and state securities laws and that the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the registration statement for its Shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Shares. The Trust shall register and qualify the Shares for sale in accordance with the laws of the various states only if and to the extent deemed necessary by the Trust.

     2.5. MFS represents and warrants that the Underwriter is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Trust and MFS represent that the Trust and the Underwriter will sell and distribute the Shares in accordance in all material respects with all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

     2.6. The Trust represents that it is lawfully organized and validly existing under the laws of The Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act and any applicable regulations thereunder.

     2.7. MFS represents and warrants that it is and shall remain duly registered under all applicable federal securities laws and that it shall perform its obligations for the Trust in compliance in all material respects with any applicable federal securities laws and with the securities laws of The Commonwealth of Massachusetts. MFS represents and warrants that it is not subject to state securities laws other than the securities laws of The Commonwealth of Massachusetts and that it is exempt from registration as an investment adviser under the securities laws of The Commonwealth of Massachusetts.

     2.8. No less frequently than annually, the Company shall submit to the Board such reports, material or data as the Board may reasonably request so that it may carry out fully the obligations imposed upon it by the conditions contained in the exemptive application pursuant to which the SEC has granted exemptive relief to permit mixed and shared funding (the "Mixed and Shared Funding Exemptive Order").

ARTICLE III.  PROSPECTUS AND PROXY STATEMENTS; VOTING

     3.1. At least annually, the Trust or its designee shall provide the Company, free of charge, with as many copies of the current prospectus (describing only the Portfolios listed in Schedule A hereto) for the Shares as the Company may reasonably request for distribution to existing Policy owners whose Policies are funded by such Shares. The Trust or its designee shall provide the Company, at the Company's expense, with as many copies of the current prospectus for the Shares as the Company may reasonably request for distribution to prospective purchasers of Policies. If requested by the Company in lieu thereof, the Trust or its designee shall provide such documentation (including a "camera ready" copy of the new prospectus as set in type or, at the request of the Company, as a diskette in the form sent to the financial printer) and other assistance as is reasonably necessary in order for the parties hereto once each year (or more frequently if the prospectus for the Shares is supplemented or amended) to have the prospectus for the Policies and the prospectus for the Shares printed together in one document; the expenses of such printing to be apportioned between (a) the Company and (b) the Trust or its designee in proportion to the number of pages of the Policy and Shares' prospectuses, taking account of other relevant factors affecting the expense of printing, such as covers, columns, graphs and charts; the Trust or its designee to bear the cost of printing the Shares' prospectus portion of such document for distribution to owners of existing Policies funded by the Shares and the Company to bear the expenses of printing the portion of such document relating to the Accounts; provided, however, that the Company shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing Policies not funded by the Shares. In the event that the Company requests that the Trust or its designee provides the Trust's prospectus in a "camera ready" or diskette format, the Trust shall be responsible for providing the prospectus in the format in which it or MFS is accustomed to formatting prospectuses and shall bear the expense of providing the prospectus in such format (e.g., typesetting expenses), and the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses.

     3.2. The prospectus for the Shares shall state that the statement of additional information for the Shares is available from the Trust or its designee. The Trust or its designee, at its expense, shall print and provide such statement of additional information to the Company (or a master of such statement suitable for duplication by the Company) for distribution to any owner of a Policy funded by the Shares. The Trust or its designee, at the Company's expense, shall print and provide such statement to the Company (or a master of such statement suitable for duplication by the Company) for distribution to a prospective purchaser who requests such statement or to an owner of a Policy not funded by the Shares.

     3.3. The Trust or its designee shall provide the Company free of charge copies, if and to the extent applicable to the Shares, of the Trust's proxy materials, reports to Shareholders and other communications to Shareholders in such quantity as the Company shall reasonably require for distribution to Policy owners.

     3.4. Notwithstanding the provisions of Sections 3.1, 3.2, and 3.3 above, or of Article V below, the Company shall pay the expense of printing or providing documents to the extent such cost is considered a distribution expense. Distribution expenses would include by way of illustration, but are not limited to, the printing of the Shares' prospectus or prospectuses for distribution to prospective purchasers or to owners of existing Policies not funded by such Shares.

     3.5. The Trust hereby notifies the Company that it may be appropriate to include in the prospectus pursuant to which a Policy is offered disclosure regarding the potential risks of mixed and shared funding.

     3.6. If and to the extent required by law, the Company shall:

          (a)  solicit voting instructions from Policy owners;

          (b) vote the Shares in accordance with instructions received from Policy owners; and

          (c) vote the Shares for which no instructions have been received in the same proportion as the Shares of such Portfolio for which instructions have been received from Policy owners;

     so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable contract owners. The Company will in no way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Shares held for such Policy owners. The Company reserves the right to vote shares held in any segregated asset account in its own right, to the extent permitted by law. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts holding Shares calculates voting privileges in the manner required by the Mixed and Shared Funding Exemptive Order. The Trust and MFS will notify the Company of any changes of interpretations or amendments to the Mixed and Shared Funding Exemptive Order.

ARTICLE IV.  SALES MATERIAL AND INFORMATION

     4.1. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee, each piece of sales literature or other promotional material in which the Trust, MFS, any other investment adviser to the Trust, or any affiliate of MFS are named, at least three
     (3) Business Days prior to its use. No such material shall be used if the Trust, MFS, or their respective designees reasonably objects to such use within three (3) Business Days after receipt of such material.

     4.2. The Company shall not give any information or make any representations or statement on behalf of the Trust, MFS, any other investment adviser to the Trust, or any affiliate of MFS or concerning the Trust or any other such entity in connection with the sale of the Policies other than the information or representations contained in the registration statement, prospectus or statement of additional information for the Shares, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved by the Trust, MFS or their respective designees, except with the permission of the Trust, MFS or their respective designees. The Trust, MFS or their respective designees each agrees to respond to any request for approval on a prompt and timely basis. The Company shall adopt and implement procedures reasonably designed to ensure that information concerning the Trust, MFS or any of their affiliates which is intended for use only by brokers or agents selling the Policies (i.e., information that is not intended for distribution to Policy holders or prospective Policy holders) is so used, and neither the Trust, MFS nor any of their affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

     4.3. The Trust or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or the Accounts is named, at least three (3) Business Days prior to its use. No such material shall be used if the Company or its designee reasonably objects to such use within three (3) Business Days after receipt of such material.

     4.4. The Trust and MFS shall not give, and agree that the Underwriter shall not give, any information or make any representations on behalf of the Company or concerning the Company, the Accounts, or the Policies in connection with the sale of the Policies other than the information or representations contained in a registration statement, prospectus, or statement of additional informtion for the Policies, as such registration statement, prospectus and statement of additional information may be amended or supplemented from time to time, or in reports for the Accounts, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company. The Company or its designee agrees to respond to any request for approval on a prompt and timely basis. The parties hereto agree that this Section 4.4. is neither intended to designate nor otherwise imply that MFS is an underwriter or distributor of the Policies.

     4.5. The Company and the Trust (or its designee in lieu of the Company or the Trust, as appropriate) will each provide to the other at least one complete copy of all registration statements, prospectuses, statements of additional information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to the Policies, or to the Trust or its Shares, prior to or contemporaneously with the filing of such document with the SEC or other regulatory authorities. The Company and the Trust shall also each promptly inform the other or the results of any examination by the SEC (or other regulatory authorities) that relates to the Policies, the Trust or its Shares, and the party that was the subject of the examination shall provide the other party with a copy of relevant portions of any "deficiency letter" or other correspondence or written report regarding any such examination.

     4.6. The Trust and MFS will provide the Company with as much notice as is reasonably practicable of any proxy solicitation for any Portfolio, and of any material change in the Trust's registration statement, particularly any change resulting in change to the registration statement or prospectus or statement of additional information for any Account. The Trust and MFS will cooperate with the Company so as to enable the Company to solicit proxies from Policy owners or to make changes to its prospectus, statement of additional information or registration statement, in an orderly manner. The Trust and MFS will make reasonable efforts to attempt to have changes affecting Policy prospectuses become effective simultaneously with the annual updates for such prospectuses.

     4.7. For purpose of this Article IV and Article VIII, the phrase "sales literature or other promotional material" includes but is not limited to advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), and sales literature (such as brochures, circulars, reprints or excerpts or any other advertisement, sales literature, or published articles), distributed or made generally available to customers or the public, educational or training materials or communications distributed or made generally available to some or all agents or employees.

ARTICLE V.  FEES AND EXPENSES

     5.1. The Trust shall pay no fee or other compensation to the Company under this Agreement, and the Company shall pay no fee or other compensation to the Trust, except that if the Trust or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution and Shareholder servicing expenses, then, subject to obtaining any required exemptive orders or regulatory approvals, the Trust may make payments to the Company or to the underwriter for the Policies if and in amounts agreed to by the Trust in writing. Each party, however, shall, in accordance with the allocation of expenses specified in Articles III and V hereof, reimburse other parties for expense initially paid by one party but allocated to another party. In addition, nothing herein shall prevent the parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Trust and/or to the Accounts.

     5.2. The Trust or its designee shall bear the expenses for the cost of registration and qualification of the Shares under all applicable federal and state laws, including preparation and filing of the Trust's registration statement, and payment of filing fees and registration fees; preparation and filing of the Trust's proxy materials and reports to Shareholders; setting in type and printing its prospectus and statement of additional information (to the extent provided by and as determined in accordance with Article III above); setting in type and printing the proxy materials and reports to Shareholders (to the extent provided by and as determined in accordance with Article III above); the preparation of all statements and notices required of the Trust by any federal or state law with respect to its Shares; all taxes on the issuance or transfer of the Shares; and the costs of distributing the Trust's prospectuses and proxy materials to owners of Policies funded by the Shares and any expenses permitted to be paid or assumed by the Trust pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act. The Trust shall not bear any expenses of marketing the Policies.

     5.3. The Company shall bear the expenses of distributing the Shares' prospectus or prospectuses in connection with new sales of the Policies and of distributing the Trust's Shareholder reports and proxy materials to Policy owners. The Company shall bear all expenses associated with the registration, qualification, and filing of the Policies under applicable federal securities and state insurance laws; the cost of preparing, printing and distributing the Policy prospectus and statement of additional information; and the cost of preparing, printing and distributing annual individual account statements for Policy owners as required by state insurance laws.

ARTICLE VI.  DIVERSIFICATION AND RELATED LIMITATIONS

     6.1. The Trust and MFS represent and warrant that each Portfolio of the Trust will meet the diversification requirements of Section 817 (h)
     (1) of the Code and Treas. Reg. 1.817-5, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts, as they may be amended from time to time (and any revenue rulings, revenue procedures, notices, and other published announcements of the Internal Revenue Service interpreting these sections), as if those requirements applied directly to each such Portfolio.

     6.2. The Trust and MFS represent that each Portfolio will elect to be qualified as a Regulated Investment Company under Subchapter M of the Code and that they will maintain such qualification (under Subchapter M or any successor or similar provision).

ARTICLE VII.  POTENTIAL MATERIAL CONFLICTS

     7.1. The Trust agrees that the Board, constituted with a majority of disinterested trustees, will monitor each Portfolio of the Trust for the existence of any material irreconcilable conflict between the interests of the variable annuity contract owners and the variable life insurance policy owners of the Company and/or affiliated companies ("contract owners") investing in the Trust. The Board shall have the sole authority to determine if a material irreconcilable conflict exists, and such determination shall be binding on the Company only if approved in the form of a resolution by a majority of the Board, or a majority of the disinterested trustees of the Board. The Board will give prompt notice of any such determination to the Company.

     7.2. The Company agrees that it will be responsible for assisting the Board in carrying out its responsibilities under the conditions set forth in the Trust's exemptive application pursuant to which the SEC has granted the Mixed and Shared Funding Exemptive Order by providing the Board, as it may reasonably request, with all information necessary for the Board to consider any issues raised and agrees that it will be responsible for promptly reporting any potential or existing conflicts of which it is aware to the Board including, but not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded. The Company also agrees that, if a material irreconcilable conflict arises, it will at its own cost remedy such conflict up to and including (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting to a vote of all affected contract owners whether to withdraw assets from the Trust or any Portfolio and reinvesting such assets in a different investment medium and, as appropriate, segregating the assets attributable to any appropriate group of contract owners that votes in favor of such segregation, or offering to any of the affected contract owners the option of segregating the
     assets   attributable  to  their  contracts  or   policies,   and   (b)
     establishing a new registered management investment company and segregating the assets underlying the Policies, unless a majority of Policy owners materially adversely affected by the conflict have voted to decline the offer to establish a new registered management investment company.

     7.3. A majority of the disinterested trustees of the Board shall determine whether any proposed action by the Company adequately remedies any material irreconcilable conflict. In the event that the Board determines that any proposed action does not adequately remedy any material irreconcilable conflict, the Company will withdraw from investment in the Trust each of the Accounts designated by the disinterested trustees and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required to remedy any such material irreconcilable conflict as determined by a majority of the disinterested trustees of the Board.

     7.4. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shares funding (as defined in the Mixed and Shared Funding
     Exemptive Order) on terms and conditions materially different from those contained in the Mixed Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.5, 3.6, 7.1, 7.2, 7.3 and 7.4 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.  INDEMNIFICATION

     8.1. Indemnification by the Company

           The Company agrees to indemnify and hold harmless the Trust, MFS, any affiliates of MFS, and each of their respective directors/trustees, officers and each person, if any, who controls the Trust or MFS within the meaning of Section 15 of the 1933 Act, and any agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or expenses (including reasonable counsel fees) to which an Indemnified Party may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

          (a)  arise  out  of  or  are  based upon any untrue  statement  or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Policies or contained in the Policies or sales literature or other promotional material for the Policies (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the commission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Company or its designee by or on behalf of the Trust or MFS for use in the registration statement, prospectus or statement of additional information for the Policies or in the Policies or sales literature or other promotional material (or any amendment or supplement) or otherwise for use in connection with the sale of the Policies or Shares; or

          (b) arise out of or as a result of statements or representations (other than statements or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust not supplied by the Company or this designee, or persons under its control and on which the Company has reasonably relied) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

          (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, statement of additional information, or sales literature or other promotional literature of the Trust, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Trust by or on behalf of the Company; or

          (d) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; or

          (e) arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement;

     as  limited  by and in accordance with the provisions of  this  Article
     VIII.

     8.2. Indemnification by the Trust

           The Trust agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, and any agents or employees of the foregoing (each an "Indemnified Party," or collectively, the "Indemnified Parties" for purposes of this
     Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Trust) or expenses (including reasonable counsel fees) to which any Indemnified Party may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Shares or the Policies and:

          (a)  arise  out  of  or  are  based upon any untrue  statement  or alleged untrue statement of any material fact contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material of the Trust (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reasonable reliance upon and in conformity with information furnished to the Trust, MFS, the Underwriter or their respective designees by or on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Trust or in sales literature or other promotional material for the Trust (or any amendment or supplement) or otherwise for use in connection with the sale of the Policies or Shares; or

          (b) arise out of or as a result of statements or representations (other than statement or representations contained in the registration statement, prospectus, statement of additional information or sales literature or other promotional material for the Policies not supplied by the Trust, MFS, the Underwriter or any of their respective designees or persons under their respective control and on which any such entity has reasonably relied) or wrongful conduct of the Trust or persons under its control, with respect to the sale or distribution of the Policies or Shares; or

          (c) arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement) or arise out of or result from any other material breach of this Agreement by the Trust; or

          (d) arise out of or result from the materially incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate; or

          (e) arise as a result of any failure by the Trust to provide the services and furnish the materials under the terms of the Agreement;

     as  limited  by and in accordance with the provisions of  this  Article
     VIII.

     8.3. In no event shall the Trust be liable under the indemnification provisions contained in this Agreement to any individual or entity, including without limitation, the Company, or any Participating Insurance Company or any Policy holder, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from (i) a breach of any representation, warranty, and/or covenant made by the Company hereunder or by any Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by the Company or any Participating Insurance Company to maintain its segregated asset account (which invests in any Portfolio) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the failure by the Company or any Participating Insurance Company to maintain its variable annuity and/or variable life insurance contracts (with respect to which any Portfolio serves as an underlying funding vehicle) as life insurance, endowment or annuity contracts under applicable provisions of the Code.

     8.4. Neither the Company nor the Trust shall be liable under the indemnification provisions contained in this Agreement with respect to any losses, claims, damages, liabilities or expenses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, willful misconduct, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

     8.5.  Promptly after receipt by an Indemnified Party under this Section
     8.5. of commencement of action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any Indemnified Party otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from the indemnifying party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and the indemnifying party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

     8.6. Each of the parties agrees promptly to notify the other parties of the commencement of any litigation or proceeding against it or any of its respective officers, directors, trustees, employees or 1933 Act control persons in connection with the Agreement, the issuance or sale of the Policies, the operation of the Accounts, or the sale or acquisition of Shares.

     8.7. A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this
     Article VIII. The indemnification provisions contained in this Article VIII shall survive any termination of this Agreement.

ARTICLE IX.  APPLICABLE LAW

     9.1. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

     9.2. This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.


ARTICLE X.  NOTICE OF FORMAL PROCEEDINGS

   The Trust, MFS, and the Company agree that each such party shall promptly notify the other parties to this Agreement, in writing, of the institution of any formal proceedings brought against such party or its designees by the NASD, the SEC, or any insurance department or any other regulatory body regarding such party's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares.

ARTICLE XI.  TERMINATION

     11.1. This Agreement shall terminate with respect to the Accounts, or one, some, or all Portfolios:

          (a) at the option of any party upon six (6) months' advance written notice to the other parties; or

          (b) at the option of the Company to the extent that the Shares of Portfolios are not reasonably available to meet the requirements of the Policies or are not "appropriate funding vehicles" for the Policies, as reasonably determined by the Company. Without limiting the generality of the foregoing, the Shares of a Portfolio would not be "appropriate funding vehicles" if, for example, such Shares did not meet the diversification or other requirements referred to in Article VI hereof; or if the Company would be permitted to disregard Policy owner voting instructions pursuant to Rule 6e-2 or 6e-3(T) under the 1940 Act. Prompt notice of the election to terminate for such cause and an explanation of such cause shall be furnished to the Trust by the Company; or

          (c) at the option of the Trust or MFS upon institution of formal proceedings against the Company by the NASD, the SEC, or any insurance department or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Policies, the operation of the Accounts, or the purchase of the Shares; or

          (d) at the option of the Company upon institution of formal proceedings against the Trust by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding the Trust's or MFS' duties under this Agreement or related to the sale of the Shares; or

          (e) at the option of the Company, the Trust or MFS upon receipt of any necessary regulatory approvals and/or the vote of the Policy owners having an interest in the Accounts (or any subaccounts) to substitute the shares of another investment company for the corresponding Portfolio Shares in accordance with the terms of the Policies for which those Portfolio Shares had been selected to serve as the underlying investment media. The Company will give thirty (30) days' prior written notice to the Trust of the Date of any proposed vote or other action taken to replace the Shares; or

          (f) termination by either the Trust or MFS by written notice to the Company, if either one or both of the Trust or MFS respectively, shall determine, in their sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this Agreement or is the subject of material adverse publicity; or

          (g) termination by the Company by written notice to the Trust and MFS, if the Company shall determine, in its sole judgment exercised in good faith, that the Trust or MFS has suffered a material adverse change in this business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

          (h) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; or

          (i) upon assignment of this Agreement, unless made with the written consent of the parties hereto.

     11.2. The notice shall specify the Portfolio or Portfolios, Policies and, if applicable, the Accounts as to which the Agreement is to be terminated.

     11.3. It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 11.1(a) may be exercised for cause or for no cause.

     11.4. Except as necessary to implement Policy owner initiated transactions, or as required by state insurance laws or regulations, the Company shall not redeem the Shares attributable to the Policies (as opposed to the Shares attributable to the Company's assets held in the Accounts), and the Company shall not prevent Policy owners from allocating payments to a Portfolio that was otherwise available under the Policies, until thirty (30) days after the Company shall have notified the Trust of its intention to do so.

     11.5. Notwithstanding any termination of this Agreement, the Trust and MFS shall, at the option of the Company, continue to make available additional shares of the Portfolios pursuant to the terms and conditions  of  this  Agreement, for all  Policies  in  effect  on  the effective date of termination of this Agreement (the "Existing Policies"), except as otherwise provided under Article VII of this
     Agreement. Specifically, without limitation, the owners of the Existing Policies shall be permitted to transfer or reallocate investment under the Policies, redeem investments in any Portfolio and/or invest in the Trust upon the making of additional purchase payments under the Existing Policies.

ARTICLE XII.  NOTICES

    Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

     If to the Trust:

          MFS Variable Insurance Trust
          500 Boylston Street
          Boston, Massachusetts  02116
          Attn:  Stephen E. Cavan, Secretary

     If to the Company:

          Keyport Benefit Life Insurance Company
          125 High Street
          Boston, MA  02110
          Attn:  Bernard R. Beckerlegge, General Counsel

     If to MFS:

          Massachusetts Financial Services Company
          500 Boylston Street
          Boston, Massachusetts  02116
          Attn:  Stephen E. Cavan, General Counsel

ARTICLE XIII.  MISCELLANEOUS

     13.1. Subject to the requirement of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Policies and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement or as otherwise required by applicable law or regulation, shall not disclose, disseminate or utilize such names and addresses and other confidential information without the express written consent of the affected party until such time as it may come into the public domain.

     13.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

     13.3. This Agreement may be executed simultaneously in one or more counterparts, each of which taken together shall constitute one and the same instrument.

     13.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

     13.5. The Schedule attached hereto, as modified from time to time, is incorporated herein by reference and is part of this Agreement.

     13.6. Each party hereto shall cooperate with each other party in connection with inquiries by appropriate governmental authorities (including without limitation the SEC, the NASD, and state insurance regulators) relating to this Agreement or the transactions contemplated hereby.

     13.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

     13.8. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Company acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. The Company further acknowledges that the assets and liabilities of each Portfolio are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Portfolio on whose behalf the Trust has executed this instrument. The Company also agrees that the obligations of each Portfolio hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the Company agrees not to proceed against any Portfolio for the obligations of another Portfolio.


      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.


                   KEYPORT BENEFIT LIFE INSURANCE COMPANY
                   By its authorized officer,

                   By: /s/Jacob M. Herschler

                   Title:  Vice President


                   MFS VARIABLE INSURANCE TRUST, on behalf of the Portfolios By its authorized officer and not individually,

                   By: /s/James R. Bordewick
                       James R. Bordewick, Jr.
                       Assistant Secretary

                   MASSACHUSETTS FINANCIAL SERVICES COMPANY
                   By its authorized officer,

                   By: /s/Arnold D. Scott
                       Arnold D. Scott
                       Senior Executive Vice President


                                               As of   6/3/98




                                SCHEDULE A


                     ACCOUNTS, POLICIES AND PORTFOLIOS
                  SUBJECT TO THE PARTICIPATION AGREEMENT





Name of Separate          Policies Funded         Portfolios
Account and Date          by Separate Account     Applicable to Policies
Established by Board
of Directors


Variable Account A        Variable Annuity       MFS Research Series
January 9, 1980                                  MFS Emerging Growth Series
                                                 MFS Bond Series

                                                      EXHIBIT 8e
                          PARTICIPATION AGREEMENT


     THIS AGREEMENT is made this 20th day of May, 1998, by and among The Alger American Fund (the "Trust"), an open-end management investment company organized as a Massachusetts business trust, Keyport Benefit Life Insurance Company, a life insurance company organized as a corporation under the laws of the State of New York, (the "Company"), on its own behalf and on behalf of each segregated asset account of the Company set forth in Schedule A, as may be amended from time to time (the "Accounts"), and Fred Alger and Company, Incorporated, a Delaware corporation, the Trust's distributor (the "Distributor").

     WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "Commission") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has an effective registration statement relating to the offer and sale of the various series of its shares under the Securities Act of 1933, as amended (the "1933 Act");

     WHEREAS, the Trust and the Distributor desire that Trust shares be used as an investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts to be offered by life insurance companies which have entered into fund participation agreements with the Trust (the "Participating Insurance Companies");

     WHEREAS, shares of beneficial interest in the Trust are divided into the following series which are available for purchase by the Company for the Accounts: Alger American Small Capitalization Portfolio, Alger American Growth Portfolio, Alger American Income & Growth Portfolio, Alger American Balanced Portfolio, Alger American MidCap Growth Portfolio, and Alger American Leveraged AllCap Portfolio;

     WHEREAS, the Trust has received an order from the Commission, dated February 17, 1989 (File No. 812-7076), granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the 1940 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Portfolios of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (the "Shared Funding Exemptive Order");

     WHEREAS, the Company has registered or will register under the 1933 Act certain variable life insurance policies and variable annuity contracts to be issued by the Company under which the Portfolios are to be made available as investment vehicles (the "Contracts");

     WHEREAS, the Company has registered or will register each Account as a unit investment trust under the 1940 Act unless an exemption from registration under the 1940 Act is available and the Trust has been so advised;


     WHEREAS, the Company desires to use shares of one or more Portfolios as investment vehicles for the Accounts;

     NOW THEREFORE, in consideration of their mutual promises, the parties agree as follows:

                                ARTICLE I.
             Purchase and Redemption of Trust Portfolio Shares

 1.1. For purposes of this Article I, the Company shall be the Trust's agent for the receipt from each account of purchase orders and requests for redemption pursuant to the Contracts relating to each Portfolio, provided that the Company notifies the Trust of such purchase orders and requests for redemption by 9:30 a.m. Eastern time on the next following Business Day, as defined in Section 1.3.

 1.2. The Trust shall make shares of the Portfolios available to the Accounts at the net asset value next computed after receipt of a purchase order by the Trust (or its agent), as established in accordance with the provisions of the then current prospectus of the Trust describing Portfolio purchase procedures. The Company will transmit orders from time to time to the Trust for the purchase and redemption of shares of the Portfolios. The Trustees of the Trust (the "Trustees") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, such action is deemed in the best interests of the shareholders of such Portfolio.

 1.3. The Company shall pay for the purchase of shares of a Portfolio on behalf of an Account with federal funds to be transmitted by wire to the Trust, with the reasonable expectation of receipt by the Trust by 2:00 p.m. Eastern time on the next Business Day after the Trust (or its agent) receives the purchase order. Upon receipt by the Trust of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Trust for this purpose. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which the Trust calculates its net asset value pursuant to the rules of the Commission.


 1.4. The Trust will redeem for cash any full or fractional shares of any Portfolio, when requested by the Company on behalf of an Account, at the net asset value next computed after receipt by the Trust (or its agent) of the request for redemption, as established in accordance with the provisions of the then current prospectus of the Trust describing Portfolio redemption procedures. The Trust shall make payment for such shares in the manner established from time to time by the Trust. Proceeds of redemption with respect to a Portfolio will normally be paid to the Company for an Account in federal funds transmitted by wire to the Company by order of the Trust with the reasonable expectation of receipt by the Company by 2:00 p.m. Eastern time on the next Business Day after the receipt by the Trust (or its agent) of the request for redemption. Such payment may be delayed if, for example, the Portfolio's cash position so requires or if extraordinary market conditions exist, but in no event shall payment be delayed for a greater period than is permitted by the 1940 Act.
     The Trust reserves the right to suspend the right of redemption, consistent with Section 22(e) of the 1940 Act and any rules thereunder.

 1.5. Payments for the purchase of shares of the Trust's Portfolios by the Company under Section 1.3 and payments for the redemption of shares of the Trust's Portfolios under Section 1.4 on any Business Day may be netted against one another for the purpose of determining the amount of any wire transfer.

 1.6. Issuance and transfer of the Trust's Portfolio shares will be by book entry only. Stock certificates will not be issued to the Company or the Accounts. Portfolio Shares purchased from the Trust will be recorded in the appropriate title for each Account or the appropriate subaccount of each Account.

 1.7. The Trust shall furnish, on or before the ex-dividend date, notice to the Company of any income dividends or capital gain distributions payable on the shares of any Portfolio of the Trust.
     The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of that Portfolio. The Trust shall notify the Company of the number of shares so issued as payment of such dividends and distributions.

 1.8. The Trust shall calculate the net asset value of each Portfolio on each Business Day, as defined in Section 1.3. The Trust shall make the net asset value per share for each Portfolio available to the Company or its designated agent on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available to the Company by 6:30 p.m. Eastern time each Business Day.


 1.9. The Trust agrees that its Portfolio shares will be sold only to Participating Insurance Companies and their segregated asset accounts, to the Fund Sponsor or its affiliates and to such other entities as may be permitted by Section 817(h) of the Code, the regulations hereunder, or judicial or administrative interpretations thereof. No shares of any Portfolio will be sold directly to the general public. The Company agrees that it will use Trust shares only for the purposes of funding the Contracts through the Accounts listed in Schedule A, as amended from time to time.

 1.10. The Trust agrees that all Participating Insurance Companies shall have the obligations and responsibilities regarding pass-through voting and conflicts of interest corresponding materially to those contained in Section 2.9 and Article IV of this Agreement.

                                ARTICLE II.
                        Obligations of the Parties

 2.1. The Trust shall prepare and be responsible for filing with the Commission and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of the Trust. The Trust shall bear the costs of registration and qualification of shares of the Portfolios, preparation and filing of the documents listed in this
     Section 2.1 and all taxes to which an issuer is subject on the issuance and transfer of its shares.

 2.2. The Company shall distribute such prospectuses, proxy statements and periodic reports of the Trust to the Contract owners as required to be distributed to such Contract owners under applicable federal or state law.

 2.3. The Trust shall provide such documentation (including a final copy of the Trust's prospectus as set in type or in camera-ready copy) and other assistance as is reasonably necessary in order for the Company to print together in one document the current prospectus for the Contracts issued by the Company and the current prospectus for the Trust. The Trust shall bear the expense of printing copies of its current prospectus that will be distributed to existing Contract owners, and the Company shall bear the expense of printing copies of the Trust's prospectus that are used in connection with offering the Contracts issued by the Company.


2.4. The Trust and the Distributor shall provide (1) at the Trust's expense, one copy of the Trust's current Statement of Additional Information ("SAI") to the Company and to any Contract owner who requests such SAI, (2) at the Company's expense, such additional copies of the Trust's current SAI as the Company shall reasonably request and that the Company shall require in accordance with applicable law in connection with offering the Contracts issued by the Company.

 2.5. The Trust, at its expense, shall provide the Company with copies of its proxy material, periodic reports to shareholders and other communications to shareholders in such quantity as the Company shall reasonably require for purposes of distributing to Contract owners. The Trust, at the Company's expense, shall provide the Company with copies of its periodic reports to shareholders and other communications to shareholders in such quantity as the Company shall reasonably request for use in connection with offering the Contracts issued by the Company. If requested by the Company in lieu thereof, the Trust shall provide such documentation (including a final copy of the Trust's proxy materials, periodic reports to shareholders and other communications to shareholders, as set in type or in camera-ready copy) and other assistance as reasonably necessary in order for the Company to print such shareholder communications for distribution to Contract owners.

 2.6. The Company agrees and acknowledges that the Distributor is the sole owner of the name and mark "Alger" and that all use of any designation comprised in whole or part of such name or mark under this Agreement shall inure to the benefit of the Distributor. Except as provided in Section 2.5, the Company shall not use any such name or mark on its own behalf or on behalf of the Accounts or Contracts in any registration statement, advertisement, sales literature or other materials relating to the Accounts or Contracts without the prior written consent of the Distributor. Upon termination of this Agreement for any reason, the Company shall cease all use of any such name or mark as soon as reasonably practicable.

 2.7. The Company shall furnish, or cause to be furnished, to the Trust or its designee a copy of each Contract prospectus and/or statement of additional information describing the Contracts, each report to Contract owners, proxy statement, application for exemption or request for no-action letter in which the Trust or the Distributor is named contemporaneously with the filing of such document with the Commission. The Company shall furnish, or shall cause to be furnished, to the Trust or its designee each piece of sales literature or other promotional material in which the Trust or the Distributor is named, at least five Business Days prior to its use. No such material shall be used if the Trust or its designee reasonably objects to such use within three Business Days after receipt of such material.

 2.8. The Company shall not give any information or make any representations or statements on behalf of the Trust or concerning the Trust or the Distributor in connection with the sale of the Contracts other than information or representations contained in and accurately derived from the registration statement or prospectus for the Trust shares (as such registration statement and prospectus may be amended or supplemented from time to time), annual and semi-annual reports of the Trust, Trust-sponsored proxy statements, or in sales literature or other promotional material approved by the Trust or its designee, except as required by legal process or regulatory authorities or with the prior written permission of the Trust, the Distributor or their respective designees. The Trust and the Distributor agree to respond to any request for approval on a prompt and timely basis. The Company shall adopt and implement procedures reasonably designed to ensure that "broker only" materials including information therein about the Trust or the Distributor are not distributed to existing or prospective Contract owners.

 2.9. The Trust shall use its best efforts to provide the Company, on a timely basis, with such information about the Trust, the Portfolios and the Distributor, in such form as the Company may reasonably require, as the Company shall reasonably request in connection with the preparation of registration statements, prospectuses and annual and semi-annual reports pertaining to the Contracts.

 2.10. The Trust and the Distributor shall not give, and agree that no affiliate of either of them shall give, any information or make any representations or statements on behalf of the Company or concerning the Company, the Accounts or the Contracts other than information or representations contained in and accurately derived from the registration statement or prospectus for the Contracts (as such registration statement and prospectus may be amended or supplemented from time to time), or in materials approved by the Company for distribution including sales literature or other promotional materials, except as required by legal process or regulatory authorities or with the prior written permission of the Company. The Company agrees to respond to any request for approval on a prompt and timely basis.

 2.11. So long as, and to the extent that, the Commission interprets the 1940 Act to require pass-through voting privileges for Contract owners, the Company will provide pass-through voting privileges to Contract owners whose cash values are invested, through the registered Accounts, in shares of one or more Portfolios of the Trust. The Trust shall require all Participating Insurance Companies to calculate voting privileges in the same manner and the Company shall be responsible for assuring that the Accounts calculate voting privileges in the manner established by the Trust. With respect to each registered Account, the Company will vote shares of each Portfolio of the Trust held by a registered Account and for which no timely voting instructions from Contract owners are received in the same proportion as those shares for which voting instructions are received. The Company and its agents will in no way recommend or oppose or interfere with the solicitation of proxies for Portfolio shares held to fund the Contacts without the prior written consent of the Trust, which consent may be withheld in the Trust's sole discretion. The Company reserves the right, to the extent permitted by law, to vote shares held in any Account in its sole discretion.
2.12. The Company and the Trust will each provide to the other information about the results of any regulatory examination relating to the Contracts or the Trust, including relevant portions of any "deficiency letter" and any response thereto.

2.13. No compensation shall be paid by the Trust to the Company, or by the Company to the Trust, under this Agreement (except for specified expense reimbursements). However, nothing herein shall prevent the parties hereto from otherwise agreeing to perform, and arranging for appropriate compensation for, other services relating to the Trust, the Accounts or both.

                               ARTICLE III.
                      Representations and Warranties

 3.1. The Company represents and warrants that it is an insurance company duly organized and in good standing under the laws of the State of Rhode Island and that it has legally and validly established each Account as a segregated asset account under such law as of the date set forth in Schedule A, and that Keyport Financial Services Corp., the principal underwriter for the Contracts, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member in good standing of the National Association of Securities Dealers, Inc.

 3.2. The Company represents and warrants that it has registered or, prior to any issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the provisions of the 1940 Act and cause each Account to remain so registered to serve as a segregated asset account for the Contracts, unless an exemption from registration is available.

 3.3. The Company represents and warrants that the Contracts will be registered under the 1933 Act unless an exemption from registration is available prior to any issuance or sale of the Contracts; the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws; and the sale of the Contracts shall comply in all material respects with state insurance law suitability requirements.

 3.4. The Trust represents and warrants that it is duly organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act and the rules and regulations thereunder.


3.5. The Trust and the Distributor represent and warrant that the Portfolio shares offered and sold pursuant to this Agreement will be registered under the 1933 Act and sold in accordance with all applicable federal and state laws, and the Trust shall be registered under the 1940 Act prior to and at the time of any issuance or sale of such shares. The Trust shall amend its registration statement under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares. The Trust shall register and qualify its shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust.

 3.6. The Trust represents and warrants that the investments of each Portfolio will comply with the diversification requirements for variable annuity, endowment or life insurance contracts set forth in
     Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify the Company immediately upon having a reasonable basis for believing any Portfolio has ceased to comply or might not so comply and will immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance within the grace period afforded by Regulation 1.817-5.

 3.7. The Trust represents and warrants that it is currently qualified as a "regulated investment company" under Subchapter M of the Code, that it will make every effort to maintain such qualification and will notify the Company immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

 3.8. The Trust represents and warrants that it, its directors, officers, employees and others dealing with the money or securities, or both, of a Portfolio shall at all times be covered by a blanket fidelity bond or similar coverage for the benefit of the Trust in an amount not less than the minimum coverage required by Rule 17g-1 or other applicable regulations under the 1940 Act. Such bond shall include coverage for larceny and embezzlement and be issued by a reputable bonding company.

 3.9. The Distributor represents that it is duly organized and validly existing under the laws of the State of Delaware and that it is registered, and will remain registered, during the term of this Agreement, as a broker-dealer under the Securities Exchange Act of 1934 and is a member in good standing of the National Association of Securities Dealers, Inc.

                                ARTICLE IV.
                            Potential Conflicts

4.1. The parties acknowledge that a Portfolio's shares may be made available for investment to other Participating Insurance Companies. In such event, the Trustees will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all Participating Insurance Companies. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners. The Trust shall promptly inform the Company of any determination by the Trustees that a material irreconcilable conflict exists and of the implications thereof.

4.2. The Company agrees to report promptly any potential or existing conflicts of which it is aware to the Trustees. The Company will assist the Trustees in carrying out their responsibilities under the Shared Funding Exemptive Order by providing the Trustees with all information reasonably necessary for and requested by the Trustees to consider any issues raised including, but not limited to, information as to a decision by the Company to disregard Contract owner voting instructions. All communications from the Company to the Trustees may be made in care of the Trust.

 4.3. If it is determined by a majority of the Trustees, or a majority of the disinterested Trustees, that a material irreconcilable conflict exists that affects the interests of contract owners, the Company shall, in cooperation with other Participating Insurance Companies whose contract owners are also affected, at its own expense and to the extent reasonably practicable (as determined by the Trustees) take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps could include: (a) withdrawing the assets allocable to some or all of the Accounts from the Trust or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Trust, or submitting the question of whether or not such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contract owners the option of making such a change; and (b) establishing a new registered management investment company or managed separate account.

 4.4. If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Trust's election, to withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

4.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account's investment in the Trust and terminate this Agreement with respect to such Account within six
     (6) months after the Trustees inform the Company in writing that the Trust has determined that such decision has created a material irreconcilable conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested Trustees. Until the end of such six (6) month period, the Trust shall continue to accept and implement orders by the Company for the purchase and redemption of shares of the Trust.

  4.6. For purposes of Section 4.3 through 4.6 of this Agreement, a majority of the disinterested Trustees shall determine whether any proposed action adequately remedies any material irreconcilable conflict, but in no event will the Trust be required to establish a new funding medium for any Contract. The Company shall not be required to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the material irreconcilable conflict. In the event that the Trustees determine that any proposed action does not adequately remedy any material irreconcilable conflict, then the Company will withdraw the Account's investment in the Trust and terminate this Agreement within six (6) months after the Trustees inform the Company in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested Trustees.

 4.7. The Company shall at least annually submit to the Trustees such reports, materials or data as the Trustees may reasonably request so that the Trustees may fully carry out the duties imposed upon them by the Shared Funding Exemptive Order, and said reports, materials and data shall be submitted more frequently if reasonably deemed appropriate by the Trustees.

 4.8. If and to the extent that Rule 6e-3(T) is amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-3(T), as amended, or Rule 6e-3, as adopted, to the extent such rules are applicable.


                                ARTICLE V.
                              Indemnification

 5.1. Indemnification By the Company. The Company agrees to indemnify and hold harmless the Distributor, the Trust and each of its Trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 5.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Contracts or Trust shares and:

          (a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a registration statement or prospectus for the Contracts or in the Contracts themselves or in sales literature generated or approved by the Company on behalf of the Contracts or Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents" for the purposes of this Article V), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Company by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the sale of the Contracts or Trust shares; or

          (b) arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Trust Documents as defined in Section 5.2(a)) or wrongful conduct of the Company or persons under its control, with respect to the sale or acquisition of the Contracts or Trust shares; or

          (c) arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Trust Documents as defined in Section 5.2(a) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Trust by or on behalf of the Company; or

          (d) arise out of or result from any failure by the Company to provide the services or furnish the materials required under the terms of this Agreement; or

          (e) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company; or

          (f) arise out of or result from the provision by the Company to the Trust of insufficient or incorrect information regarding the purchase or sale of shares of any Portfolio, or the failure of the Company to provide such information on a timely basis.

 5.2. Indemnification by the Distributor. The Distributor agrees to indemnify and hold harmless the Company and each of its directors, officers, employees, and agents and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for the purposes of this Section 5.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Distributor, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Contracts or Trust shares and:

          (a) arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the registration statement or prospectus for the Trust (or any amendment or supplement thereto) (collectively, "Trust Documents" for the purposes of this Article V), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from written information furnished to the Distributor or the Trust by or on behalf of the Company for use in Trust Documents or otherwise for use in connection with the sale of the Contracts or Trust shares and; or

          (b) arise out of or result from statements or representations (other than statements or representations contained in and accurately derived form Company Documents) or wrongful conduct of the Distributor or persons under its control, with respect to the sale or acquisition of the Contracts or Portfolio shares; or


          (c) arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and accurately derived from written information furnished to the Company by or on behalf of the Trust; or

          (d) arise out of or result from any failure by the Distributor or the Trust to provide the services or furnish the materials required under the terms of this Agreement; or

          (e) arise out of or result from any material breach of any representation and/or warranty made by the Distributor or the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor or the Trust.

 5.3. None of the Company, the Trust or the Distributor shall be liable under the indemnification provisions of Sections 5.1 or 5.2, as applicable, with respect to any Losses incurred or assessed against an Indemnified Party that arise from such Indemnified Party's willful misfeasance, bad faith or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

 5.4. None of the Company, the Trust or the Distributor shall be liable under the indemnification provisions of Sections 5.1 or 5.2, as applicable, with respect to any claim made against an Indemnified party unless such Indemnified Party shall have notified the other party in writing within a reasonable time after the summons, or other first written notification, giving information of the nature of the claim shall have been served upon or otherwise received by such Indemnified Party (or after such Indemnified Party shall have received notice of service upon or other notification to any designated agent), but failure to notify the party against whom indemnification is sought of any such claim shall not relieve that party from any liability which it may have to the Indemnified Party in the absence of Sections
     5.1 and 5.2.

 5.5. In case any such action is brought against an Indemnified Party, the indemnifying party shall be entitled to participate, at its own expense, in the defense of such action. The indemnifying party also shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the party named in the action. After notice from the indemnifying party to the Indemnified Party of an election to assume such defense, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the indemnifying party will not be liable to the Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

                                ARTICLE VI.
                                Termination

 6.1.     This Agreement shall terminate:

          (a) at the option of any party upon 60 days advance written notice to the other parties, unless a shorter time is agreed to by the parties;

          (b) at the option of the Trust or the Distributor if the Contracts issued by the Company cease to qualify as annuity contracts or life insurance contracts, as applicable, under the Code or if the Contracts are not registered, issued or sold in accordance with applicable state and/or federal law; or

          (c) at the option of any party upon a determination by a majority of the Trustees of the Trust, or a majority of its disinterested Trustees, that a material irreconcilable conflict exists; or

          (d) at the option of the Company upon institution of formal proceedings against the Trust or the Distributor by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding the Trust's or the Distributor's duties under this Agreement or related to the sale of Trust shares or the operation of the Trust; or

          (e) at the option of the Company if the Trust or a Portfolio fails to meet the diversification requirements specified in
          Section 3.6 hereof; or.

          (f) at the option of the Company if shares of the Series are not reasonably available to meet the requirements of the Variable Contracts issued by the Company, as determined by the Company, and upon prompt notice by the Company to the other parties; or

          (g) at the option of the Company in the event any of the shares of the Portfolio are not registered, issued or sold in accordance with applicable state and/or federal law, or such law precludes the use of such shares as the underlying investment media of the Variable Contracts issued or to be issued by the Company; or

          (h) at the option of the Company, if the Portfolio fails to qualify as a Regulated Investment Company under Subchapter M of the Code; or


          (i) at the option of the Distributor if it shall determine in its sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity.

 6.2. Notwithstanding any termination of this Agreement, the Trust shall, at the option of the Company, continue to make available additional shares of any Portfolio and redeem shares of any Portfolio pursuant to the terms and conditions of this Agreement for all Contracts in effect on the effective date of termination of this Agreement.

 6.3. The provisions of Article V shall survive the termination of this Agreement, and the provisions of Article IV and Section 2.9 shall survive the termination of this Agreement as long as shares of the Trust are held on behalf of Contract owners in accordance with Section 6.2.


                               ARTICLE VII.
                                  Notices

     Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

          If to the Trust or its Distributor:

          Fred Alger Management, Inc.
          30 Montgomery Street
          Jersey City, NJ 07302
          Attn:  Gregory S. Duch

          If to the Company:

          Keyport Benefit Life Insurance Company
          125 High Street
          Boston, MA 02110
          Attn:  Bernard R. Beckerlegge, General Counsel



                               ARTICLE VIII.
                               Miscellaneous

 8.1. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

 8.2. This Agreement may be executed in two or more counterparts, each of which taken together shall constitute one and the same instrument.

 8.3. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

 8.4. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the Commission granting exemptive relief therefrom and the conditions of such orders. Copies of any such orders shall be promptly forwarded by the Trust to the Company.

 8.5. All liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Trust and no Trustee, officer, agent or holder of shares of beneficial interest of the Trust shall be personally liable for any such liabilities.

 8.6. Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Commission, the National Association of Securities Dealers, Inc. and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

 8.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

 8.8.     This Agreement shall not be exclusive in any respect.

 8.9. Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the prior written approval of the other party.

8.10. No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.
8.11. Each party hereto shall, except as required by law or otherwise permitted by this Agreement, treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto, and shall not disclose such confidential information without the written consent of the affected party unless such information has become publicly available.


     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Participation Agreement as of the date and year first above written.


                         Fred Alger and Company, Incorporated


                         By:   Gregory S. Duch
                         Name:   Gregory  S. Duch
                         Title:     Executive Vice President


                         Alger American Fund


                         By:  Gregory S. Duch
                         Name:   Gregory S. Duch
                         Title:     Treasurer



                         Keyport Benefit Life Insurance Company


                         By:   Jacob M. Herschler
                         Name:  Jacob Herschler
                         Title:  Vice President




                                SCHEDULE A



The Alger American Fund:

     Alger American Growth Portfolio

     Alger American Small Capitalization Portfolio

                                                      EXHIBIT 8f
                                  FORM OF

                          PARTICIPATION AGREEMENT

                                   AMONG

               ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

                     ALLIANCE FUND DISTRIBUTORS, INC.

                     ALLIANCE CAPITAL MANAGEMENT L.P.

                                    AND

                  KEYPORT BENEFIT LIFE INSURANCE COMPANY


     This Agreement, made and entered into this         day of May, 1998 by

and  among  Keyport Benefit Life Insurance Company, a New York corporation,

(referred  to  as the "Company"), on its own behalf and on  behalf  of  its

Separate  Account,  which  is a segregated asset account  of  the  Company;

Alliance  Variable Products Series Fund, Inc. (the "Fund"),  a  corporation organized  under  the  laws  of  the State of  Maryland;  Alliance  Capital

Management  L.P., ("Adviser"), a Delaware limited partnership and  Alliance

Fund Distributors, Inc. ("Underwriter"), a Delaware corporation.

      WHEREAS,  the  Fund  engages in business as  an  open-end  management investment  company and is available to act as the investment  vehicle  for separate  accounts  established for variable life  insurance  policies  and variable annuity contracts ("Variable Insurance Products") to be offered by insurance  companies which have entered into participation agreements  with the  Fund  and Adviser on substantially the same terms as in this Agreement

(hereinafter "Participating Insurance Companies"); and

      WHEREAS,  the shares of the Fund are divided into several  series  of shares  (such  series  being  hereinafter referred  to  individually  as  a

"Portfolio"  or collectively as the "Portfolios") as shown  on  Schedule  A attached hereto; and

      WHEREAS, the Fund has been granted or currently intends to apply  for an  order  from  the  Securities and Exchange Commission ("SEC"),  granting

Participating  Insurance Companies and variable annuity and  variable  life insurance  separate  accounts exemptions from the  provisions  of  Sections

9(a),  13(a), 15(a), and 15(b) of the Investment Company Act  of  1940,  as

amended  (hereinafter  the  "1940  Act")  and  Rules  6e-2(b)(15)  and  6e-

3(T)(b)(15) thereunder to the extent necessary to permit shares of the Fund to  be  sold  to  and held by variable annuity and variable life  insurance separate  accounts  of  both  affiliated and  unaffiliated  life  insurance companies (hereinafter the "Shared Funding Exemptive Order"); and

      WHEREAS,  the Fund is registered as an open-end management investment company  under  the  1940  Act  and its shares  are  registered  under  the

Securities Act of 1933, as amended (hereinafter the "1933 Act"); and

     WHEREAS, the Adviser is duly registered as an investment adviser under the  federal Investment Advisers Act of 1940, as amended and any applicable state securities law; and

      WHEREAS, the Company has registered or will register certain Variable

Insurance Products under the 1933 Act; and

      WHEREAS,  the  Company  has  established duly  organized,  a  validly existing  segregated asset account as shown on Schedule B  attached  hereto

(the  "Separate  Account")  established  by  resolution  of  the  Board  of

Directors   of  the  Company,  and  divided  such  Separate  Account   into

subaccounts  to  set  aside  and invest assets  attributable  to  aforesaid variable annuity contracts; and

      WHEREAS,  the  Company has registered or will  register  the  certain

Separate Account as a unit investment trust under the 1940 Act; and

      WHEREAS,  the Underwriter is registered as a broker-dealer  with  the

Securities  and  Exchange Commission ("SEC") under the Securities  Exchange

Act  of 1934, as amended, (hereinafter the "1934 Act"), and is a member  in good  standing  of  the  National Association of Securities  Dealers,  Inc.

(hereinafter "NASD"); and

       WHEREAS,  Keyport  Financial  Services  Corporation  ("KFSC"),   the

underwriter  for  the  individual variable annuity and  the  variable  life policies, is registered as a broker-dealer with the SEC under the 1934  Act and is a member in good standing of the NASD; and

      WHEREAS,  to  the extent permitted by applicable insurance  laws  and regulations,  the Company intends to purchase shares in the  Portfolios  on behalf of the Separate Account to fund certain Variable Insurance Products.

Underwriter  is  authorized to sell such shares to unit  investment  trusts such as the Separate Account at net asset value, and acts as distributor of the Portfolio shares.

      NOW,  THEREFORE,  in  consideration of  their  mutual  promises,  the

Company, the Fund, the Adviser and the Underwriter agree as follows:

ARTICLE I.  Sale of Fund Shares

      1.1   The Underwriter shall sell to the Company those shares  of  the

Fund  which the Separate Account orders, executing such orders on  a  daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for shares of the Fund. For purposes of this  Section

1.1,  the  Company shall be the designee of the Fund for  receipt  of  such orders  from  the  Separate  Account and receipt  by  such  designee  shall constitute  receipt  by the Fund provided that each  Company  receives  the order  by  4:00  p.m. New York time and the Fund receives notice  from  the

Company, as the Company and Fund may agree, by 9:00 a.m. New York  time  on the  next Business Day.  "Business Day" shall mean any day on which the New

York  Stock  Exchange is open for regular trading and  on  which  the  Fund calculates its net asset value pursuant to the rules of the SEC.

      1.2   The Fund agrees subject to the terms of this Agreement, to make its  shares available indefinitely for purchase at the applicable net asset value  per share by the Company and the Separate Account on those  days  on which the Fund calculates its net asset value pursuant to rules of the  SEC and the Fund shall use reasonable efforts to calculate such net asset value on  each  day  on  which the New York Stock Exchange is open  for  trading.

Notwithstanding  the  foregoing,  the  Board  of  Directors  of  the   Fund

(hereinafter the "Board") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio  if such  action  is  required  by  law  or by  regulatory  authorities  having jurisdiction  or  is, in the sole discretion of the Board  acting  in  good faith and in light of its fiduciary duties under federal and any applicable state  laws,  necessary in the best interests of the shareholders  of  such

Portfolio.

      1.3   The  Fund agrees that shares of the Fund will be sold  only  to

Participating  Insurance Companies and their separate accounts  which  have agreed  to  participate in the Fund to fund their Separate Accounts  and/or certain qualified plans, all in accordance with the requirements of Section

817(h)  of  the  Internal  Revenue Code of 1986,  as  amended  (hereinafter

"Code") and Treasury Regulation 1.817-5. No shares of any Portfolio will be sold to the general public.

      1.4   The Fund and Adviser will not sell Fund shares to any insurance company  or  separate account unless an agreement containing  substantially similar provisions as Articles I, III, V, VI and Sections 2.5 of Article II

of this Agreement is in effect to govern such sales.

     1.5  The Fund will redeem for cash, on the Company's request, any full or  fractional  shares  of  the Fund held by the  Company,  executing  such requests  on  a  daily  basis at the net asset value  next  computed  after receipt  by the Fund or its designee of redemption requests.  For  purposes of  this  Section 1.5, the Company shall be the designee of  the  Fund  for receipt  of requests for redemption from the Separate Account, and  receipt by  such designee should constitute receipt by the Fund; provided that  the

Company receives the request for redemption by 4:00 p.m. New York time, and the  Fund  receives notice from the Company, as the Company  and  Fund  may agree, by 9:00 a.m. New York time on the next Business Day.

      Subject to the applicable rules and regulations, if any, of the  SEC,

the  Fund may pay the redemption price for shares of any Portfolio in whole or  in  part by a distribution in kind of securities from the Portfolio  of the  Fund  allocated  to  such Portfolio in lieu  of  money,  valuing  such securities  at  their  value  employed  for  determining  net  asset  value governing such redemption price, and selecting such securities in a  manner the Board may determine in good faith to be fair and equitable.

      1.6   The  Fund may suspend the redemption of any full or  fractional shares  of the Fund (1) for any period (a) during which the New York  Stock

Exchange  is closed (other than customary weekend and holiday closings)  or

(b)  during which trading on the New York Stock Exchange is restricted; (2)

for  any  period during which an emergency exists as a result of which  (a)

disposal  by  the  Fund  of  securities  owned  by  it  is  not  reasonably practicable or (b) it is not reasonably practicable for the Fund fairly  to determine the value of its net assets; or (3) for such other periods as the

SEC may by order permit for the protection of shareholders of the Fund.

     1.7  The Company will purchase and redeem the shares of each Portfolio offered  by the then current prospectus of the Fund in accordance with  the provisions  of  such  prospectus and statement  of  additional  information

("SAI")   (collectively  referred  to  as  "Prospectus,"  unless  otherwise provided).

     1.8  The Company shall pay for Fund shares on the same Business Day as an  order to purchase Fund shares is made in accordance with the provisions of  Section  1.1 hereof.  Payment shall be in federal funds transmitted  by wire,  or  may otherwise be provided by separate agreement. For purpose  of

Section  2.10  and 2.11, upon receipt by the Fund of the federal  funds  so wired,  such funds shall cease to be the responsibility of the Company  and shall become the responsibility of the Fund.

      1.9  Issuance and transfer of the Fund's shares will be by book entry only.  Stock certificates will not be issued to the Company or the Separate

Account.   Shares ordered from the Fund will be recorded in an  appropriate title  for  the  Separate  Account or the  appropriate  subaccount  of  the

Separate Account.

      1.10  The  Fund shall furnish same day notice (by wire or  telephone,

followed by written confirmation) to the Company of any income dividends or capital  gain  distributions payable on the shares of  any  Portfolio.  The

Company hereby elects to receive all such income dividends and capital gain distributions  as are payable on the Portfolio shares in additional  shares of  that Portfolio.  The Company reserves the right to revoke this election and to receive all such income, dividends and capital gain distributions in

cash.   The Fund shall notify the Company of the number of shares so issued as payment of such income, dividends and capital gains distributions.

      1.11   The  Fund  shall make the net asset value per share  for  each

Series  available  to the Company on a daily basis as  soon  as  reasonably practical  after the net asset value per share is calculated and shall  use its  best  efforts to make such net asset value per share  available  by  7

p.m., New York time.

ARTICLE II. Representations and Warranties

      2.1   The Company represents and warrants that the Contracts  are  or will  be  registered under the 1933 Act to the extent required by the  1933

Act; that the Contracts will be issued and distributed in compliance in all material  respects with all applicable federal and state laws and that  the sale  of  the  Contracts shall comply in all material respects  with  state insurance  suitability  requirements.  The Company further  represents  and warrants  that  it  is  an insurance company duly  organized  and  in  good standing under applicable law and that prior to any issuance or sale of any

Contract it has legally and validly established the Separate Account  as  a segregated asset account under the applicable state insurance laws and  has registered  or,  prior  to  any issuance or sale  of  the  Contracts,  will register the Separate Account as a unit investment trust in accordance with the  provisions of the 1940 Act to serve as a segregated investment account for the Contracts.

      2.2   The  Company represents and warrants that KFSC, the underwriter for  the individual variable annuity and the variable life policies,  is  a member in good standing of the NASD and is a registered broker-dealer  with the SEC. The Company represents and warrants that the Company and KFSC will issue  and distribute such policies in accordance in all material  respects with  all  applicable state and federal securities laws, including  without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

      2.3   The Fund represents and warrants that Fund shares sold pursuant to  this  Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the State of Maryland,

and  all applicable federal and any state securities laws and that the Fund is and shall remain registered under the 1940 Act. The Fund shall amend the registration statement for its shares under the 1933 Act and the  1940  Act from time to time as required in order to effect the continuous offering of

its  shares.   The Fund shall register and qualify the shares for  sale  in accordance  with the laws of the various states only if and to  the  extent deemed advisable by the Fund or the Adviser.

      2.4   The  Fund represents that it does or intends to  qualify  as  a

Regulated  Investment Company under Subchapter M of the Code  and  that  it will  make every effort to maintain such qualification (under Subchapter  M or  any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to  so  qualify  or  that it might not so qualify in the future.  The  Fund

represents  and  warrants  that  each  Portfolio  will  comply   with   the

diversification requirements set forth in Section 817(h) of the  Code,  and the rules and regulations thereunder, including without limitation Treasury

Regulation 1.817-5, and will notify the Company immediately upon  having  a reasonable basis for believing any Fund has ceased to comply or  might  not so  comply  and  will immediately take all reasonable steps  to  adequately diversify  the Fund to achieve compliance within the grace period  afforded by Regulation 1.817-5. The Fund acknowledges that any failure to qualify as

a   Regulated  Investment  Company  will  eliminate  the  ability  of   the

subaccounts to avail themselves of the "look through" provisions of section

817(h)  of  the  Code,  and  that as a result  the  Contracts  will  almost certainly fail to qualify as annuity contracts under section 817(h) of  the

Code.

      2.5   The Company represents that the Contracts are currently treated as  endowment or annuity contracts under applicable provisions of the  Code and  that it will make every effort to maintain such treatment and that  it will  notify the Fund and the Adviser immediately upon having a  reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

      2.6  The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies)  complies with the insurance laws or regulations of  the  various states  except  that  the  Fund represents that it  believes  it  currently complies in all material respects and intends at all times to comply in all material  respects  with the applicable insurance laws of  the  domiciliary states  of  the  Participating Insurance Companies to the extent  that  the

Participating Insurance Companies advise the Fund, in writing, of such laws or any changes in such laws.

      2.7   The Adviser represents and warrants that the Underwriter  is  a member  in  good standing of the NASD and is registered as a  broker-dealer with  the  SEC.  The Underwriter further represents that it will  sell  and distribute  the  Fund's  shares in accordance  with  applicable  state  and federal  securities laws, including without limitation the  1933  Act,  the

1934 Act, and the 1940 Act.

      2.8   The  Fund represents that it is lawfully organized and  validly existing under the laws of the State of Maryland and that it does and  will comply in all material respects with the 1940 Act.

      2.9   The Fund represents and warrants that the Adviser is and  shall remain  duly  registered under all applicable federal and state  securities laws  and  that the Adviser shall perform its obligations for the  Fund  in compliance in all material respects with the applicable laws of  the  State of Delaware and any applicable state and federal securities laws.

ARTICLE III.  Prospectus and Proxy Statements; Voting

      3.1   The Fund and the Adviser shall provide the Company with as many copies  of  the  Fund's  current prospectus  and  Statement  of  Additional

Information (describing only the Portfolios listed in Schedule  A)  as  the

Company  may  reasonably  request  in  connection  with  delivery  of   the

prospectus to shareholders of Variable Insurance Products. If requested  by

Company  in  lieu  thereof,  the Fund or the  Adviser  shall  provide  such documentation (including a "camera ready" copy of the new prospectus as set in  type  or, at the request of Company, as a diskette in the form sent  to the  financial printer) and other assistance as is reasonably necessary  in order  for  the  parties  hereto once a year (or  more  frequently  if  the prospectus  for  the  shares  is  supplemented  or  amended)  to  have  the prospectus for the Variable Insurance Products and the prospectus  for  the

Fund  shares printed together in one document the expenses of such printing will  be apportioned between (a) the Company (b)Fund in proportion  to  the number  of pages of the Policy and Shares prospectuses, taking into account other  relevant  factors  affecting the cost of printing  such  as  covers,

columns,  graphs, and charts; the Fund to bear the cost with  printing  the

Shares'  prospectus portion of such document and the Company  to  bear  the expenses  of  printing  the  portion with such documents  relating  to  the

Accounts.  The  Company will bear all printing costs when the  prospectuses are  used for distribution to prospective purchasers. In the event that the

Company requests that the Fund or the Adviser provide the Fund's prospectus in  a "camera ready" or diskette format, the Fund shall be responsible  for providing  the  prospectus  in the format in  which  it  is  accustomed  to formatting  prospectuses  and  shall bear  the  expense  of  providing  the prospectus in such format (e.g. typesetting expenses) and the Company shall bear the expense of adjusting or changing the format to conform with any of its prospectuses.

      3.2   The  Fund's  prospectus  shall  state  that  the  Statement  of

Additional Information for the Fund is available from Fund and the Company,

and  at  the  Fund's expense, the Fund shall provide a final copy  of  such

Statement  of  Additional  Information  to  Company  for  duplication   and

provision to any Owner of a Variable Insurance Product or prospective owner who requests it.

      3.3   The Fund, at its expense, shall provide the Company with copies of  its  proxy  materials, reports to shareholders and other communications

(except for prospectus and Statements of Additional Information, which  are covered  in  Section 3.1) to shareholders in such quantity as  the  Company shall reasonably require for distribution to Owners.

     3.4  If and to the extent required by law the Company shall:

     (i)  solicit voting instructions from Owners;

     (ii) vote  the  Fund  shares in accordance with instructions  received from Owners; and

     (iii)      vote  Fund  shares  for  which no  instructions  have  been received  in a particular Separate Account in the same proportion as Fund shares of such Portfolio for which instructions have been received in that Separate Account, so long and to the extent that the  SEC  continues to interpret the 1940 Act  to  require  pass-

          through  voting  privileges  for variable  contract  owners.  The

          Company  reserves  the  right to vote Fund  shares  held  in  any segregated  asset  account  in  its  own  right,  to  the  extent permitted  by  law.  Participating Insurance Companies  shall  be responsible  for  assuring that each of their  Separate  Accounts participating  in  the  Fund calculates voting  privileges  in  a manner consistent with the standards to be provided in writing to the Participating Insurance Companies.

      3.5   The  Fund  shall comply with all provisions  of  the  1940  Act requiring  voting by shareholders, and in particular the Fund  will  either provide  for annual meetings or comply with Section 16(c) of the  1940  Act

(although the Fund is not one of the trusts described in Section  16(c)  of that Act) as well as with Section 16(a) and, if and when applicable, 16(b).

Further,  the Fund will act in accordance with the SEC's interpretation  of the  requirements  of Section 16(a) with respect to periodic  elections  of directors  and  with  whatever  rules the Commission  may  promulgate  with respect thereto.

ARTICLE IV.  Sales Material and Information

     4.1  The Company shall furnish, or shall cause to be furnished, to the

Fund  or its designee, the form of each piece of sales literature or  other promotional material in which the Fund or its investment adviser is  named,

at  least three (3) Business Days prior to its use. No such material  shall be  used unless the Fund or its designee approves such use within three (3)

Business  Days after receipt of its material, which approval shall  not  be unreasonably withheld.

      4.2   The  Company  shall  not  give  any  information  or  make  any representations or statements on behalf of the Fund or concerning the  Fund in  connection with the sale of Variable Insurance Products other than  the information  or representations contained in the registration statement  or

Prospectus  for  the  Fund  shares,  as  such  registration  statement  and

Prospectus may be amended or supplemented from time to time, or in  reports or  proxy  statements  for  the  Fund, or  in  sales  literature  or  other promotional material approved by the Fund or its designee, except with  the permission of the Fund or its designee.

      4.3   The  Fund or its designee shall furnish, or shall cause  to  be furnished,  to the Company or its designee, each piece of sales  literature or  other  promotional material in which the Company  and/or  its  Separate

Account(s),  are named at least three (3) Business Days prior to  its  use.

No  such material shall be used unless the Company or its designee approves of  such use within three (3) Business Days after receipt of such material,

which approval shall not be unreasonably withheld.

       4.4    The  Fund  shall  not  give  any  information  or  make   any

representations  or statements on behalf of the Company or  concerning  the

Company,  each  Separate Account, or the Variable Insurance Products  other than  the information or representations contained in or accurately derived from  a  registration statement or prospectus for such  Variable  Insurance

Products,  as such registration statement and prospectus may be amended  or supplemented  from time to time, or in published reports for such  Separate

Account  which  are  in the public domain or approved by  the  Company  for distribution  to  Owners,  or  in  sales literature  or  other  promotional material  approved  by  the  Company  or  its  designee,  except  with  the permission of the Company.

      4.5  The Fund shall provide to the Company at least one complete copy of  all  registration  statements, prospectuses, Statements  of  Additional

Information,  reports,  proxy  statements,  sales  literature   and   other

promotional materials, applications for exemptions, requests for  no-action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

      4.6  The Company shall provide to the Fund at least one complete copy of  all  registration  statements, prospectuses, Statements  of  Additional

Information,   reports,  solicitations  for  voting   instructions,   sales

literature  and other promotional materials, applications for   exemptions,

requests  for  no-action letters, and all amendments to any of  the  above,

that  relate  to  the Variable Insurance Products or any Separate  Account,

contemporaneously with the filing of such document with the  SEC  or  other regulatory authorities.

      4.7  For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements

(such as material published, or designed for use in, a newspaper, magazine,

or  other  periodical,  radio,  television, telephone  or  tape  recording,

videotape  display, signs or billboards, motion pictures, or  other  public media),  sales  literature (i.e., any written communication distributed  or made  generally available to customers or the public, including  brochures,

circulars,  research reports, market letters, form letters, seminar  texts,

reprints  or  excerpts  of any other advertisement,  sales  literature,  or

published   article),   educational  or   training   materials   or   other

communications  distributed or made generally  available  to  some  or  all agents  or employees, and registration statements, prospectuses, Statements of Additional Information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the  1933

Act, the 1940 Act or NASD rules.

ARTICLE V.     Fees and Expenses

      5.1   The  Fund shall pay no compensation to the Company  under  this

Agreement (except for items covered in Article III).

      5.2   All  expenses incident to performance by the  Fund  under  this

Agreement shall be paid by the Fund.  The Fund shall see to it that all its shares  are  registered  and  authorized for issuance  in  accordance  with applicable  federal law and if and to the extent deemed  advisable  by  the

Fund,  in  accordance with applicable state laws prior to their sale.   The

Fund  shall  bear  the  expenses of registration and qualification  of  the

Fund's  shares,  preparation  and  filing  of  the  Fund's  prospectus  and registration statement, proxy materials and reports, setting the prospectus in  type,  setting in type and printing the proxy materials and reports  to shareholders (including the costs of printing a prospectus that constitutes an  annual report), the preparation of all statements and notices  required by  any federal or state law, and all taxes on the issuance or transfer  of the Fund's shares.

      5.3   The Company shall bear the expenses of distributing the Share's prospectus or prospectuses in connection with new sales of the Policies and of  distributing  the  Fund's Shareholder reports and  proxy  materials  to

Policy  owners.  The  Company shall bear all expenses associated  with  the registration,  qualification, and filing of the Policies  under  applicable federal  securities  and  state  insurance laws;  the  cost  of  preparing,

printing  and distributing annual individual account statements for  Policy owners as required by state insurance laws.

      5.4   Nothing herein shall prevent the parties hereto from  otherwise agreeing  to  perform,  and arranging appropriate compensation  for,  other services relating to the Fund, the Separate Accounts or both.

ARTICLE VI.    Potential Conflicts

      6.1   The Fund agrees that the Board, constituted with a majority  of disinterested  directors, shall monitor the Fund for the existence  of  any material  irreconcilable conflict between the interests of  the  Owners  of separate  accounts of Participating Insurance Companies  investing  in  the

Fund.   A  material  irreconcilable conflict may arise  for  a  variety  of

reasons,  including:   (a)  an  action by any  state  insurance  regulatory

authority; (b) a change in applicable federal or state insurance,  tax,  or securities laws or regulations, or a public ruling, private letter  ruling,

no-action  or  interpretative letter, or any similar action  by  insurance,

tax,  or  securities  regulatory  authorities;  (c)  an  administrative  or judicial  decision in any relevant proceeding; (d) the manner in which  the investments of any Portfolio are being managed; (e) a difference in  voting instructions given by variable annuity contract and variable life insurance policy  Owners;  (f)  a  decision by an insurer  to  disregard  the  voting instructions  of Owners; or (g) if applicable, a decision  of  a  Qualified

Plan  to disregard the voting instructions of plan participants.  The Board shall  promptly  inform  the  Company if  it  determines  that  a  material irreconcilable conflict exists and the implications thereof.

      6.2   The  Company  will report any potential or  existing  conflicts

(including the occurrence of any event specified in paragraph 6.1 which may

give  rise  to  such a conflict) of which it is aware to  the  Board.   The

Company will assist the Board in carrying out their responsibilities  under the  Shared  Funding  Exemptive  Order, by providing  the  Board  with  all information  reasonably  necessary for the Board  to  consider  any  issues raised.  This includes, but is not limited to, an obligation by the Company to inform the Board whenever Owner voting instructions are disregarded. The responsibilities of the Company will be carried out with a view only to the interests of the Owners.

      6.3  If it is determined by a majority of the Board, or a majority of its  disinterested  directors,  that  a  material  irreconcilable  conflict exists,  the Company and other Participating Insurance Companies shall,  at their expense and to the extent reasonably practicable (as determined by  a majority  of the disinterested trustees), take whatever steps are necessary to  remedy  or eliminate the material irreconcilable conflict,  up  to  and

including:   (1) withdrawing the assets allocable to some  or  all  of  the separate accounts of Participating Insurance Companies from the Fund or any

Portfolio  and  reinvesting such assets in a different  investment  medium,

including (but not limited to) another Portfolio of the Fund, or submitting the  question whether such segregation should be implemented to a  vote  of all  affected  Owners and, as appropriate, segregating the  assets  of  any particular  group  (i.e., annuity contract owners, life insurance  contract owners,  or variable contract owners of one or more Participating Insurance

Companies)  that  votes in favor of such segregation, or  offering  to  the affected Owners the option of making such a change; and (2) establishing  a new registered management investment company or managed separate account.

      6.4   If  a  material  irreconcilable conflict arises  because  of  a decision  by  the Company to disregard Owner voting instructions  and  that decision represents a minority position or would preclude a majority  vote,

the  Company  shall be required, at the Fund's election,  to  withdraw  the affected  Separate Account's (or subaccount's) investment in the  Fund  and terminate  this  Agreement  with  respect  to  such  Separate  Account  (or subaccount)  and no charge or penalty will be imposed as a result  of  such withdrawal;  provided, however, that such withdrawal and termination  shall be  limited to the extent required by the foregoing material irreconcilable conflict  as determined by a majority of the disinterested members  of  the

Board.  The responsibility to take such remedial action in the event  of  a

Board  determination of a material irreconcilable conflict and to bear  the cost  of  such  remedial  action os the obligation  of  each  Participating

Insurance  Company and the Company agrees to carry out its responsibilities with a view only to the interests of the Owners.

     6.5  If a material irreconcilable conflict arises because a particular state  insurance  regulator's decision applicable to the Company  conflicts with the majority of other state regulators, then the Company will withdraw the  affected Separate Account's investment in the Fund and terminate  this

Agreement promptly after the Board informs the Company in writing  that  it has  determined  that  such decision has created a irreconcilable  material conflict; provided, however, that such withdrawal and termination shall  be limited  to  the  extent required by the foregoing irreconcilable  material conflict  as determined by a majority of the disinterested members  of  the

Board.

      6.6   For  purposes of Sections 6.3 through 6.6 of this Agreement,  a majority of the disinterested members of the Board shall determine  whether

any   proposed  action  adequately  remedies  any  irreconcilable  material conflict,  but  in no event will the Fund be required to  establish  a  new funding  medium for the Variable Insurance Products. The Company shall  not be  required  by  Section  6.4 to establish a new funding  medium  for  the

Variable Insurance Products if an offer to do so has been declined by  vote of a majority of Owners materially adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action  does  not  adequately remedy any irreconcilable material  conflict,

then  the Company shall withdraw the affected Separate Account's investment in  the Fund and terminate this Agreement promptly provided, however,  that such withdrawal and termination shall be limited to the extent required  by any  such  material irreconcilable conflict as determined by a majority  of the disinterested Members of the Board.

      6.7  If and to the extent that Rule 6e-2 or Rule 6e-3(T) are amended,

or  Rule 6e-3 is adopted, to provide exemptive relief from any provision of the  1940 Act or the rules promulgated thereunder with respect to mixed  or shared funding (as defined in the Shared Funding Exemptive Order) on  terms and  conditions  materially different from those contained  in  the  Shared

Funding  Exemptive  Order,  then  (a) the  Fund  and/or  the  Participating

Insurance  Companies,  as appropriate, shall take  such  steps  as  may  be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3,

as  adopted, to the extent such Rules are applicable; and (b) Sections 3.4,

3.5, 6.1, 6.2, 6.3, 6.4, and 6.5 of this Agreement shall continue in effect only  to  the  extent that terms and conditions substantially identical  to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VII.   Indemnification

7.1  Indemnification By the Company

       7.1(a)     The  Company  shall  indemnify  and  hold  harmless   the

Underwriter,  the  Adviser,  the Fund and each  member  of  the  Board  and officers and each person, if any, who controls the Fund within the  meaning of  Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes  of this Section 7.1) against any and all losses, claims, damages,

liabilities (including amounts paid in settlement with the written  consent of  the  Company)  or litigation (including legal and other  expenses),  to which  the  Indemnified  Parties  may become  subject  under  any  statute,

regulation,  at  common law or otherwise, insofar as such  losses,  claims,

damages,  liabilities  or  expenses (or  actions  in  respect  thereof)  or settlements are related to the sale of the Variable Insurance Products and:

          (i)   arise  out  of or are based upon any untrue  statements  or alleged untrue statements of any material fact contained  in  the registration  statement or prospectus for the Variable  Insurance

          Products  or  in the sales literature for the Variable  Insurance

          Products  (or  any  amendment  or  supplement  to  any   of   the

          foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to  be stated  therein or necessary to make the statements  therein  not misleading, provided that this Agreement to indemnify  shall  not apply  as  to any Indemnified Party if such statement or omission or  such alleged statement or omission was made in reliance  upon and  in  conformity with information furnished in writing to  the

          Company  by  or on behalf of the Fund for use in the registration statement or prospectus for the Variable Insurance Products or in

          the  sales  literature  (or  any  amendment  or  supplement)   or

          otherwise  for  use in connection with the sale of  the  Variable

          Insurance Products or Fund shares; or

          (ii) arise out of or are based upon statements or representations

          (other  than  statements  or  representations  contained  in  the

          Registration  Statement, prospectus or sales  literature  of  the

          Fund  not  supplied by the Company, or persons under its control)

          or wrongful conduct of  the Company or persons under its control,

          with  respect  to  the  sale  or  distribution  of  the  Variable

          Insurance Products; or

          (iii)      arise  out of any untrue statement or  alleged  untrue

          statement   of  a  material  fact  contained  in  a  Registration

          Statement,  prospectus, or sales literature of the  Fund  or  any amendment  thereof  or  supplement thereto  or  the  omission  or alleged omission to state therein a material fact required to  be stated  therein or necessary to make the statements  therein  not misleading  if such a statement or omission was made in  reliance upon  information furnished to the Fund by or on  behalf  of  the

          Company; or

          (iv) arise as a result from any failure by the Company to provide the  services and furnish the materials under the terms  of  this

          Agreement; or

          (v)   arise  out  of or result from any material  breach  of  any representation  and/or  warranty made  by  the  Company  in  this

          Agreement  or  arise  out of or result from  any  other  material breach  of  this Agreement by the Company, as limited by  and  in accordance  with  the provisions of Sections  7.1(b)  and  7.1(c)

          hereof.

      7.1(b)     The Company shall not be liable under this indemnification provision  with  respect  to any losses, claims,  damages,  liabilities  or litigation  incurred or assessed against an Indemnified Party as  such  may arise  from  such Indemnified Party's willful misfeasance,  bad  faith,  or gross  negligence in the performance of such Indemnified Party's duties  or by  reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.

      7.1(c)     The Company shall not be liable under this indemnification provision  with  respect  to any claim made against  an  Indemnified  Party unless  such Indemnified Party shall have notified the Company  in  writing within  a  reasonable time after the summons or other first  legal  process giving  information of the nature of the claim shall have been served  upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify  the

Company  of any such claim shall not relieve the Company from any liability which  it  may  have to the Indemnified Party against whom such  action  is

brought  otherwise than on account of this indemnification  provision.   In

case  any such action is brought against an Indemnified Party, the  Company shall  be  entitled to participate, at its own expense, in the  defense  of

such  action.   The  Company also shall be entitled to assume  the  defense thereof, with counsel satisfactory to the party named in the action.  After notice from the Company to such party of the election of one or both of the

Company to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will  not  be  liable to such party under this Agreement for any  legal  or other  expenses  subsequently  incurred  by  such  party  independently  in connection  with  the  defense  thereof  other  than  reasonable  costs  of investigation.

     7.1(d)    The Indemnified Parties shall promptly notify the Company of the commencement of any litigation or proceeding against them in connection with  the  issuance or sale of Variable Insurance Products or the operation of  the  Fund.  This indemnification shall be in addition to any  liability which the Company may otherwise have.

7.2  Indemnification By the Fund

      7.2(a)    The Fund shall indemnify and hold harmless the Company, and each  of  its directors and officers and each person, if any, who  controls the Company within the meaning of Section 15 of the 1933 Act (collectively,

the "Indemnified Parties" for purposes of this Section 7.2) against any and all  losses,  claims,  damages,  liabilities  (including  amounts  paid  in settlement  with the written consent of the Fund) or litigation  (including legal  and  other  expenses) to which the Indemnified  Parties  may  become subject  under  any statute, at common law or otherwise,  insofar  as  such losses,  claims,  damages, liabilities or expenses (or actions  in  respect thereof) or settlements are related to the operations of the Fund and:

            (i)  arise  out of or are based upon any untrue  statements  or alleged untrue statements of any material fact contained  in  the registration statement or prospectus or sales literature for  the

          Fund (or any amendment or supplement to any of the foregoing), or arise  out  of  or  are based upon the omission  or  the  alleged omission  to state therein a material fact required to be  stated

          therein   or  necessary  to  make  the  statements  therein   not

          misleading, provided that this Agreement to indemnify  shall  not apply  as  to any Indemnified Party if such statement or omission or  such alleged statement or omission was made in reliance  upon and  in  conformity with information furnished in writing to  the

          Adviser,  Underwriter or the Fund by or on behalf of the  Company for  use in the registration statement or prospectus for the Fund or  in  the sales literature (or any amendment or supplement)  or otherwise for use in connection with the sale of Fund shares;or

          (ii) arise out of or are based upon statements or representations

          (other  than  statements  or  representations  contained  in  the

          Registration  Statement, prospectus or sales  literature  of  the

          Variable   Insurance  Products  not  supplied  by  the   Adviser,

          Underwriter or persons under its control) or wrongful conduct  of one  or  both  of  the Fund or the Adviser or persons  under  its control, with respect to the sale or distribution of Fund shares;

          or

          (iii)      arise  out of any untrue statement or  alleged  untrue

          statement   of  a  material  fact  contained  in  a  Registration

          Statement,  prospectus,  or  sales  literature  of  the  Variable

          Insurance  Products,  or  any  amendment  thereof  or  supplement thereto,  or the omission or alleged omission to state therein  a material fact required to be stated therein or necessary to  make the  statements  therein not misleading if such  a  statement  or omission  was  made  in  reliance upon  and  in  conformity  with information furnished to the Company by or on behalf of the Fund;

          or

          (iv)  arise  out  of or result from any failure by  the  Fund  to provide the services and furnish the materials under the terms of

          this   Agreement  (including  a  failure  to  comply   with   the

          diversification  requirements specified in  Article  II  of  this

          Agreement); or

          (v)   arise  out  of or result from any material  breach  of  any representation and/or warranty made by the Fund in this Agreement or  arise out of or result from any other material breach of this

          Agreement by the Fund;

as  limited by and in accordance with the provisions of Sections 7.2(b) and

7.2(c) hereof.

      7.2(b)     The  Fund  shall not be liable under this  indemnification provision  with  respect  to any losses, claims,  damages,  liabilities  or litigation  incurred or assessed against an Indemnified Party as  such  may arise  from  such Indemnified Party's willful misfeasance,  bad  faith,  or gross  negligence in the performance of such Indemnified Party's duties  or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or

each Separate Account, whichever is applicable.

      7.2(c)     The  Fund  shall not be liable under this  indemnification provision  with  respect  to any claim made against  an  Indemnified  Party unless  such  Indemnified Party shall have notified  the  Fund  in  writing within  a  reasonable time after the summons or other first  legal  process giving  information of the nature of the claim shall have served upon  such

Indemnified  Party  (or after such Indemnified Party  shall  have  received notice of such service on any designated agent), but failure to notify  the

Fund  of any such claim shall not relieve the Fund from any liability which it  may  have to the Indemnified Party against whom such action is  brought otherwise than on account of this indemnification provision.  In  case  any such  action  is brought against and Indemnified Party, the  Fund  will  be

entitled  to participate, at its own expense, in the defense thereof.   The

Fund  also  shall be entitled to assume the defense thereof,  with  counsel satisfactory to the party named in the action.  After notice from the  Fund to  such  party of the Fund's election to assume the defense  thereof,  the

Indemnified  Party  shall  bear the fees and  expenses  of  any  additional counsel retained by it, and the Fund will not be liable to such party under this  Agreement  for any legal or other expenses subsequently  incurred  by such  party independently in connection with the defense thereof other than reasonable costs of investigation.

      7.2(d)     The  Company agrees promptly to notify  the  Fund  of  the commencement  of any litigation or proceedings against it  or  any  of  its officers  or  directors in connection with this Agreement, the issuance  or sale  of  the Variable Insurance Products or the operation of the  Account.

This  indemnification shall be in addition to any liability which the  Fund may otherwise have.

7.3 Indemnification by the Underwriter

      7.3(a)     The  Underwriter shall indemnify  and  hold  harmless  the

Company,  and each of its directors and officers and each person,  if  any,

who  controls the Company within the meaning of Section 15 of the 1933  Act

(collectively, the "Indemnified Parties" for purposes of this Section  7.3)

against  any  and  all losses, claims, damages, liabilities  or  litigation

(including  legal and other expenses) to which the Indemnified Parties  may become  subject under any statute, at common law or otherwise,  insofar  as such  losses,  claims,  damages, liabilities or  expenses  (or  actions  in respect  thereof) or settlements are related to the sale or acquisition  of the Fund's shares and:

          (i)  arise out of or are based upon statements or representations

          (other  than  statements  or  representations  contained  in  the

          Registration  Statement, prospectus or sales literature  for  the

          Variable  Insurance  Products not supplied  by  the  Underwriter,

          Advisor,  Fund or persons under its control) or wrongful  conduct of  the Underwriter or persons under its control, with respect to the sale or distribution of the Fund shares; or

          (ii)  arise  out  of  any  untrue  statement  or  alleged  untrue statement of a material fact contained in sales literature of the

          Variable   Insurance  Products,  or  any  amendment  thereof   or

          supplement thereto, or the omission or alleged omission to  state therein  a  material  fact  required  to  be  stated  therein  or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Underwriter, or

          (iii)      arise  out  of  or  result from  any  failure  by  the

          Underwriter  to  provide the services and furnish  the  materials under the terms of this Agreement; or

          (iv)  arise  out  of or result from any material  breach  of  any representation  and/or warranty made by the Underwriter  in  this

          Agreement  or  arise  out of or result from  any  other  material breach of this Agreement by the Underwriter;

as  limited by and in accordance with the provisions of Sections 7.3(b) and

7.3(c) hereof.

       7.3(b)      The   Underwriter  shall  not  be  liable   under   this

indemnification  provision  with respect to any  losses,  claims,  damages,

liabilities or litigation to which an Indemnified Party would otherwise  be subject  by  reason  of such Indemnified Party's willful  misfeasance,  bad faith,  or gross negligence in the performance of such Indemnified  Party's duties  or  by  reason  of such Indemnified Party's reckless  disregard  of obligations  and  duties under this Agreement or  to  the  Company  or  the

Separate Account, whichever is applicable.

       7.3(c)      The   Underwriter  shall  not  be  liable   under   this

indemnification  provision  with respect  to  any  claim  made  against  an

Indemnified  Party  unless such Indemnified Party shall have  notified  the

Underwriter in writing within a reasonable time after the summons or  other first  legal  process giving information of the nature of the  claim  shall have  served  upon such Indemnified Party (or after such Indemnified  Party shall  have  received notice of such service on any designated agent),  but failure  to notify the Underwriter of any such claim shall not relieve  the

Underwriter  from any liability which it may have to the Indemnified  Party against  and whom such action is brought otherwise than on account of  this indemnification provision.  In case any such action is brought  against  an

Indemnified Party, the Underwriter will be entitled to participate, at  its own expense, in the defense thereof. The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in  the  action.  After notice from the Underwriter to such  party  of  the

Distributor's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by  it,

and  the  Underwriter will not be liable to such party under this Agreement for  any  legal  or  other  expenses subsequently incurred  by  such  party independently in connection with the defense thereof other than  reasonable costs of investigation.

     7.3(d)    The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against them or any of  their respective  officers  or directors in connection with this  Agreement,  the issuance  or  sale of the Variable Insurance Products or the  operation  of either  Account. This indemnification shall be in addition to any liability which the Underwriter may otherwise have.

ARTICLE VIII.  Applicable Law

      8.1   This  Agreement  shall be construed and the  provisions  hereof interpreted under and in accordance with the laws of Massachusetts.

      8.2   This Agreement shall be subject to the provisions of the  1933,

1934  and  1940 Acts, and the rules and regulations and rulings thereunder,

including such exemptions from those statutes, rules and regulations as the

SEC  may grant (including, but not limited to, the Shared Funding Exemptive

Order)  and  the  terms  hereof  shall  be  interpreted  and  construed  in accordance therewith.



ARTICLE XI.  Termination

     9.1.  This Agreement shall continue in full force and effect until the first to occur of:

          (a)   termination  by  any party for any reason  by  sixty  days'

          advance written notice delivered to the other parties; or

          (b)   termination by the Company by written notice  to  the  Fund

          with   respect   to  any  Portfolio  based  upon  the   Company's

          determination  that shares of such Portfolio are  not  reasonably available  to  meet  the requirements of  the  Contracts  or  not consistent with the Company's obligations to Owners; or

          (c)   termination by the Company by written notice  to  the  Fund with respect to any Portfolio in the event any of the Portfolio's shares  are  not  registered, issued or sold in  accordance  with applicable state and/or federal law or such law precludes the use of  such  shares  as  the  underlying investments  media  of  the

          Variable  Insurance  Products issued  or  to  be  issued  by  the

          Company; or

          (d)   termination by the Company by written notice  to  the  Fund with  respect  to any Portfolio in the event that such  Portfolio ceases  to  qualify  as  a  Regulated  Investment  Company  under

          Subchapter M of the Code or any independent or resulting  failure under  Section 817 of the Code, or under any successor or similar provision  of either, or if the Company reasonably believes  that the Fund may fail to so qualify; or

          (e)   termination  by either the Fund or the Adviser  by  written notice  to the Company, if either one or both of the Fund or  the

          Adviser  respectively, shall determine, in their  sole  judgement exercised in good faith, that the Company has suffered a material adverse change in their business, operations, financial condition or  prospects since the date of this Agreement or are the subject of  material  adverse  publicity; but  no  termination  shall  be effective  under this subsection (e) until the Company  has  been afforded  a  reasonable opportunity to respond to a statement  by the  Fund  or  the Adviser concerning the reason  for  notice  of termination hereunder; or

          (f)  termination by the Company by written notice to the Fund and the  Adviser,  if  the  Company  shall  determine,  in  its  sole judgement  exercised in good faith, that either the Fund  or  the

          Adviser  has suffered a material adverse change in its  business,

          operations,  financial condition or prospects since the  date  of this  Agreement or is the subject of material adverse  publicity;

          but  no termination shall be effective under this subsection  (f)

          until  the  Fund  or  Adviser  has  been  afforded  a  reasonable opportunity  to respond to a statement by the Company  concerning the reason for notice of termination hereunder; or

          (g)   at  the  option  of  the Fund, if  the  Variable  Insurance

          Products  cease to qualify as annuity contracts or life insurance contracts,  as  applicable,  under  the  Code,  or  if  the  Fund reasonably believes that the Variable Insurance Products may fail to so qualify; or

          (i)   at the option of the Fund, upon the Company's breach of any material  provision of this Agreement, which breach has not  been cured  to the satisfaction of the Fund within ten (10) days after written notice of such breach is delivered to the Company; or

          (j)   upon  assignment of this Agreement, unless  made  with  the written consent of the parties hereto; or

          (k)   at  the  option  of  the Fund, if  the  Variable  Insurance

          Products  are  not  registered  and  issued  in  accordance  with

          applicable  federal  and/or  state  law.  Termination  shall   be

          effective immediately upon such occurrence without notice.

      9.2  Effect of Termination. Notwithstanding any termination  of  this

Agreement, the Fund and the Underwriter shall at the option of the Company,

continue  to make available additional shares of the Fund pursuant  to  the terms and conditions of this Agreement, for all Variable Insurance Products

in   effect  on  the  effective  date  of  termination  of  this  Agreement

(hereinafter  referred  to as "Existing Contracts"). Specifically,  without limitation,  the  Owners of the Existing Contracts shall  be  permitted  to reallocate  investments in the Fund, redeem investments in the Fund  and/or invest  in  the Fund upon the making of additional purchase payments  under the  Existing Contracts. The parties agree that this Section 9.2 shall  not apply  to any terminations under Article VI and the effect of such  Article

VI  terminations  shall  be  governed by  Article  VI  of  this  Agreement.

(However,  in  no event shall the Fund and the Underwriter be  required  to make  additional shares available to Existing Contracts for more  than  six

(6) months after the date of termination of the Agreement).

      9.3   The  Company shall not redeem Fund shares attributable  to  the

Variable Insurance Products (as opposed to Fund shares attributable to  the

Company's  assets held in the Separate Account) except (i) as necessary  to implement Owner initiated or approved transactions, or (ii) as required  by state  and/or  federal  laws  or regulations or  judicial  or  other  legal precedent  of  general application (hereinafter referred to as  a  "Legally

Required Redemption") or (iii) as permitted by an order of the SEC pursuant to  Section 26(b) of the 1940 Act. Upon request, the Company will  promptly furnish  to  the  Fund and the Underwriter the opinion of counsel  for  the

Company (which counsel shall be reasonably satisfactory to the Fund and the

Underwriter) to the effect that any redemption pursuant to the clause  (ii)

above  is a Legally Required Redemption. Furthermore, except in cases where permitted under the terms of the Variable Insurance Products, and as may be in  the best interests of Owners, as determined by the Company, the Company shall  not prevent Owners from allocating payments to a Portfolio that  was otherwise  available under the Contracts without first giving the  Fund  or the Underwriter sixty (60) days notice of its intention to do so.

     9.4  Notwithstanding any termination of this Agreement for any reason,

the  terms  and  conditions of the following provisions of  this  Agreement shall  remain in effect with respect to any Existing Contract, for so  long as  such Existing Contract has assets invested in the Fund: Section 1.3  to

1.10 of Article I (governing the pricing and redemption of shares); Article

II  (Representations and Warranties); Sections 3.1 through 3.3 and  3.5  of

Article III (Prospectus and Proxy Statements, and Voting); Articles IV  and

VIII  (Sales  Material and Information; Fees and Expenses, Diversification;

Potential  Conflicts;  Indemnification;  and  Applicable  Law);  Article  X

(Notices);  and Sections 11.1, 11.2, and 11.5 through 11.8  of  Article  XI

(Miscellaneous). Further, notwithstanding any termination of this Agreement for  any  reason, the terms and conditions of the following  provisions  of this  Agreement  shall remain in effect with regard to  Variable  Insurance

Products  previously invested in the Fund: Article II (Representations  and

Warranties); and Article VIII (Indemnification).

ARTICLE X.  Notices

      Any  notice  shall be sufficiently given when sent by  registered  or certified  mail to the other party at the address of such party  set  forth below  or at such other address as such party may from time to time specify in writing to the other party.

          If to the Fund:

               Alliance Capital Management L.P.
               1345 Avenue of the Americas
               New York, New York  10105
               Attn:  Edmund Bergen

          If to the Company:

               Keyport Benefit Life Insurance Company
               Service Office
               125 High Street
               Boston, MA 02110
               Attention:  General Counsel


          If to Adviser:

               Alliance Capital Management L.P.
               1345 Avenue of the Americas
               New York, New York  10105
               Attn: Edmund Bergen

          If to Underwriter:

               Alliance Fund Distributors, Inc.
               1345 Avenue of the Americas
               New York, New York  10105
               Attn: Edmund Bergen


ARTICLE XI.    Miscellaneous

      11.1  All  persons  dealing with the Fund must  look  solely  to  the property of the Fund for the enforcement of any claims against the Fund  as neither  the  Board, officers, agents or shareholders assume  any  personal liability for any obligations entered into on behalf of the Fund.

      11.2  Subject  to  the requirements of legal process  and  regulatory authority,  each  party hereto shall treat as confidential  the  names  and addresses  of  the  Owners  and all information  reasonably  identified  as confidential in writing by any other party hereto and, except as  permitted by  this  Agreement, shall not disclose, disseminate or utilize such  names and  addresses and other confidential information until such time as it may come  into  the  public domain without the express written consent  of  the affected party.

      11.3  The captions in this Agreement are included for convenience  of reference  only  and in no way define or delineate any  of  the  provisions hereof or otherwise affect their construction or effect.

      11.4   This Agreement may be executed simultaneously in two  or  more counterparts,  each of which taken together shall constitute  one  and  the same instrument.

     11.5  If any provision of this Agreement shall be held or made invalid by  a  court  decision, statute, rule or otherwise, the  remainder  of  the

Agreement shall not be affected thereby.

      11.6  Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC,

the NASD, and state insurance regulators) and shall permit such authorities reasonable  access  to  its  books  and  records  in  connection  with  any investigation  or  inquiry relating to this Agreement or  the  transactions contemplated hereby.

     11.7  The rights, remedies and obligations contained in this Agreement are  cumulative  and  are in addition to any and all rights,  remedies  and obligations, at law or in equity, which the parties hereto are entitled  to under state and federal laws.

      11.8 No provision of the Agreement may be amended or modified in  any manner  except by a written agreement properly authorized and  executed  by the Fund, the Adviser and the Company.



      IN  WITNESS  WHEREOF,  each of the parties  hereto  has  caused  this

Agreement  to  be  executed  in its name and on  its  behalf  by  its  duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

                         KEYPORT BENEFIT LIFE INSURANCE COMPANY

                         By its authorized officer,

                         By:

                         Title:

                         Date:


                         ALLIANCE VARIABLE PRODUCTS SERIES
                         FUND, INC.
                         By its authorized officer,

                         By:

                         Title:

                         Date:


                         ALLIANCE CAPITAL MANAGEMENT L.P.
                         By its authorized officer,

                         By:

                         Title:

                         Date:


                         ALLIANCE FUND DISTRIBUTORS, INC.
                         By its authorized officer,

                         By:

                         Title:

                         Date:



                                Schedule A

               Alliance Variable Products Series Fund, Inc.


Premier Growth Portfolio

Global Bond Portfolio

Growth and Income Portfolio

Real Estate Investment Portfolio

                                                        As of _____________


                                Schedule B

Separate Accounts                        Selected Funds

Variable Account A                       Premier Growth Portfolio
  (Est. 1998)
                                        Global Bond Portfolio

                                        Growth and Income Portfolio

                                        Real Estate Investment Portfolio

                                                      EXHIBIT 8g
                          PARTICIPATION AGREEMENT
                                   AMONG
                  KEYPORT BENEFIT LIFE INSURANCE COMPANY,
                     KEYPORT FINANCIAL SERVICES CORP.,
                                    and
                     LIBERTY VARIABLE INVESTMENT TRUST


      This Agreement, made and entered into as of this 8th day of May, 1998 by and among Keyport Benefit Life Insurance Company (the "Company"), on its

own  behalf  and on behalf of its Separate Account(s), each of which  is  a segregated asset account of the Company, Liberty Variable Investment  Trust

(the "Trust"), and Keyport Financial Services Corp. ("KFSC").

      WHEREAS,  the  Trust  engages in business as an  open-end  management investment  company and is available to act as the investment  vehicle  for separate  accounts  established for variable life  insurance  policies  and variable annuity contracts (collectively, "Variable Insurance Products") to be  offered  by  insurance companies which have entered into  participation

agreements   substantially   identical  to  this   Agreement   (hereinafter

"Participating Insurance Companies"); and

      WHEREAS, the beneficial interest in the Trust is divided into several series of shares (such series being hereinafter referred to individually as a "Series" or collectively as the "Series"); and

     WHEREAS, the Trust relies on an order from the Securities and Exchange

Commission  ("SEC"), dated July 1, 1988 (File No. 812-7044), granting  life insurance  companies  and  variable annuity  and  variable  life  insurance separate  accounts exemptions from the provisions of Sections 9(a),  13(a),

15(a),  and  15(b) of the Investment Company Act of 1940, as  amended  (the

"1940  Act")  and  Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder  to  the extent  necessary to permit shares of the Trust to be sold to and  held  by variable  annuity  and variable life insurance separate  accounts  of  both affiliated  and  unaffiliated  life insurance  companies  (hereinafter  the

"Shared Funding Exemptive Order"); and

      WHEREAS, the Trust is registered as an open-end management investment company  under  the  1940  Act  and its shares  are  registered  under  the

Securities Act of 1933, as amended (the "1933 Act"); and

      WHEREAS,  Liberty Advisory Services Corp. ("LASC") is duly registered as  an investment adviser under the federal Investment Advisers Act of 1940

("Advisers Act") and any applicable state securities law; and

      WHEREAS,  Colonial Management Associates, Inc. ("Colonial")  is  duly registered  as an investment adviser under the Advisers Act and  applicable state securities laws; and provides certain administrative services; and

      WHEREAS, Liberty Investment Services, Inc. ("LIS") serves as transfer agent to the Trust; and

      WHEREAS, the Company has registered or will register certain Variable

Insurance Products under the 1933 Act; and

      WHEREAS, the Company has established duly organized, validly existing segregated  asset accounts (the "Separate Accounts") by resolution  of  the

Board of Directors of the Company; and

      WHEREAS, the Company has registered or will register certain Separate

Accounts as unit investment trusts under the 1940 Act; and

     WHEREAS, the Company relies on certain provisions of the 1940 and 1933

Acts  that exempt certain Separate Accounts and Variable Insurance Products from  the registration requirements of the Acts in connection with the sale of  Variable  Insurance  Products under certain  tax-advantaged  retirement programs,  described in Article II., Section 2.12. and as provided  for  by

Internal Revenue Code of 1986, as amended (the "Code"); and

      WHEREAS, KFSC is registered as a broker-dealer with the SEC under the

Securities  Exchange Act of 1934, as amended (the "1934  Act"),  and  is  a member  in good standing of the National Association of Securities Dealers,

Inc. (the "NASD");

      WHEREAS,  to  the extent permitted by applicable insurance  laws  and regulations, the Company intend to purchase shares of the Trust  on  behalf of  each  Separate Account to fund certain Variable Insurance Products  and

KFSC  is  authorized to sell such shares to unit investment trusts such  as each Separate Account at net asset value; and

      NOW,  THEREFORE,  in  consideration of  their  mutual  promises,  the

Company, KFSC and the Trust agree as follows:

ARTICLE I.  Sale of Fund Shares

      1.1.  KFSC  will sell to the Company those shares of the Trust  which each Separate Account orders, executing such orders on a daily basis at the net  asset  value next computed after receipt by the Separate  Accounts  of purchase  payments  or  for  the business day on which  transactions  under

Variable  Insurance  Products are effected by the Separate  Accounts.   For

purposes  of this Section 1.1., LIS shall be the designee of the Trust  for receipt  of  such  orders from each Separate Account and  receipt  by  such designee shall constitute receipt by the Trust.  "Business Day" shall  mean any  day  on which the New York Stock Exchange is open for trading and  any other day on which the Trust calculates its net asset value pursuant to the rules of the SEC.

      1.2.  The  Trust  will  make  its shares available  indefinitely  for purchase at the applicable net asset value per share by the Company and its

Separate Accounts on those days on which the Trust calculates its net asset value  pursuant  to  rules of the SEC and the Trust  shall  use  reasonable

efforts   to  calculate  such  net  asset  value  on  each  Business   Day.

Notwithstanding  the foregoing, the Board of Trustees  of  the  Trust  (the

"Trustees")  may  refuse to sell shares of any Series  to  any  person,  or suspend or terminate the offering of shares of any Series if such action is required by law or by regulatory authorities having jurisdiction or is,  in the  sole discretion of the Trustees, acting in good faith and in light  of their  fiduciary  duties  under  federal and  any  applicable  state  laws,

necessary in the best interests of the shareholders of such Series.

      1.3.  The Trust and KFSC agree that shares of the Trust will be  sold

only to Participating Insurance Companies and their Separate Accounts.   No

shares of any Series will be sold to the general public.

      1.4.  The  Trust and KFSC will not sell Trust shares to any insurance company  or  separate  account  unless an agreement  containing  provisions substantially the same as Articles I., III., V., VII. and Sections 2.5. and

2.12. of Article II. of this Agreement is in effect to govern such sales.

      1.5.  The  Trust will redeem for cash, at the Company's request,  any full  or fractional shares of the Trust held by the Company, executing such requests  on  a  daily  basis at the net asset value  next  computed  after receipt by the Separate Accounts of redemption requests or for the Business

Day on which transactions under Variable Insurance Products are effected by the  Separate Accounts.  For purposes of this Section 1.5., Colonial  shall be  the  designee of the Trust for receipt of requests for  redemption  for each Separate Account.

      Subject to the applicable rules and regulations, if any, of the  SEC,

the Trust may pay the redemption price for shares of any Series in whole or in  part by a distribution in kind of securities from the portfolio of  the

Trust allocated to such Series in lieu of money, valuing such securities at their  value  employed  for  determining net  asset  value  governing  such redemption  price, and selecting such securities in a manner  the  Trustees may determine in good faith to be fair and equitable.

      1.6.  The  Trust may suspend the redemption of any full or fractional shares of the Trust (1) for any period (a) during which the New York  Stock

Exchange  is closed (other than customary weekend and holiday closings)  or

(b)  during which trading on the New York Stock Exchange is restricted; (2)

for  any  period during which an emergency exists as a result of which  (a)

disposal  by  the  Trust  of  securities owned  by  it  is  not  reasonably practicable or (b) it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (3) for such other periods as the

SEC may by order permit for the protection of shareholders of the Trust.

      1.7.  The Company will purchase and redeem the shares of each  Series offered by the then current prospectus of the Trust and in accordance  with the  provisions of such prospectus and statement of additional  information

(the  "SAI")  (collectively referred to as "Prospectus,"  unless  otherwise

provided).   The  Company agrees that all net amounts available  under  the

Variable  Insurance Products with the form number(s) which  are  listed  on

Schedule  A  attached hereto and incorporated herein by this reference,  as such  Schedule  A  may  be amended from time to time  hereafter  by  mutual written  agreement  of all the parties hereto (the "Contracts"),  shall  be invested  in  the Trust, in such other trusts advised by  LASC  as  may  be mutually  agreed to in writing by the parties hereto, or in  the  Company's general  accounts, provided that such amounts may also be  invested  in  an investment  company  other  than the Trust if  (a)  such  other  investment company, or series thereof, has investment objectives or policies that  are substantially different from the investment objectives and policies of each of  the  Series of the Trust; or (b)  the Company gives the Trust and  KFSC forty-five  (45)  days written notice of its intention to make  such  other investment company available as a funding vehicle for the Contracts; or (c)

such  other investment company was available as a funding vehicle  for  the

Contracts  prior to the date of this Agreement and the Company  so  informs the Trust and KFSC prior to its signing this Agreement; or (d) the Trust or

KFSC consents to the use of such other investment company.

      1.8. The Company shall pay for Trust shares on the next Business  Day after  an  order  to purchase Trust shares is made in accordance  with  the provisions  of  Section 1.1. hereof.  Payment shall  be  in  federal  funds transmitted by wire, or may otherwise be provided by separate agreement.

     1.9. Issuance and transfer of the Trusts' shares will be by book entry

only.   Stock certificates will not be issued to either the Company or  the

Separate  Accounts.  Shares ordered from the Trust will be recorded  in  an appropriate  title for each Separate Account or the appropriate  subaccount of each Separate Account.

      1.10.     The Trust, through its designee LIS, shall furnish same day notice  (by  wire  or telephone, followed by written confirmation)  to  the

Company  of  any income dividends or capital gain distributions payable  on the  shares of any Series.  The Company hereby elects to receive  all  such income,  dividends  and capital gain distributions as are  payable  on  the

shares  of  each Series in additional shares of that Series.   The  Company

reserves the right to revoke this election and to receive all such  income,

dividends  and capital gain distributions in cash.  The Trust shall  notify the Company through its designee, LIS, of the number of shares so issued as payment of such income, dividends and distributions.

      1.11.     The Trust shall make the net asset value per share for each

Series  available  to the Company on a daily basis as  soon  as  reasonably practical  after the net asset value per share is calculated and shall  use its  best  efforts to make such net asset value per share  available  by  7

p.m., Boston time.

ARTICLE II.  Representations and Warranties

      2.1.  The Company represents and warrants that the Contracts  are  or will  be  registered under the 1933 Act to the extent required by the  1933

Act;  that  the  Contracts will be issued and sold  in  compliance  in  all material  respects with all applicable federal and state laws and that  the sale  of  the  Contracts shall comply in all material respects  with  state insurance  suitability  requirements.  The Company further  represents  and warrants  that  it  is  an insurance company duly  organized  and  in  good standing under applicable law and that prior to any issuance or sale of any

Contract it has legally and validly established each Separate Account as  a segregated asset account under the applicable state insurance laws and  has registered  or,  prior  to  any issuance or sale  of  the  Contracts,  will register  each  Separate Account as a unit investment trust  in  accordance with  the  provisions  of the 1940 Act to serve as a segregated  investment account for the Contracts, to the extent required by the 1940 Act.

     2.2. The Trust represents and warrants that Trust shares sold pursuant to  this  Agreement shall be registered under the 1933 Act  to  the  extent required  by  the  1933  Act, duly authorized  for  issuance  and  sold  in compliance  with  the  laws of the Commonwealth of  Massachusetts  and  all applicable federal and any state securities laws and that the Trust is  and shall  remain registered under the 1940 Act to the extent required  by  the

1940  Act.  The Trust shall amend the registration statement for its shares under  the 1933 Act and the 1940 Act from time to time as required in order to  effect the continuous offering of its shares.  The Trust shall register and  qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Trust or KFSC.

      2.3.  The  Trust represents that it intends to qualify as a Regulated

Investment  Company under Subchapter M of the Code and that  it  will  make every  effort  to maintain such qualification (under Subchapter  M  or  any successor  or  similar  provision) and that  it  will  notify  the  Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so qualify in the future.

      2.4. The Company represents  that the Contracts are currently treated

as   endowment,  annuity  or  life  insurance  contracts  under  applicable provisions of the Code and that it will make every effort to maintain  such treatment  and  that  it  will notify the Trust and KFSC  immediately  upon having  a reasonable basis for believing that the Contracts have ceased  to be so treated or that they might not be so treated in the future.

      2.5.  The  Trust  currently does not intend to make any  payments  to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act  or otherwise, although it may make such payments in the future consistent with

applicable  law.   To  the extent that it decides to  finance  distribution

expenses pursuant to Rule 12b-1, the Trust undertakes to have its Trustees,

a  majority of whom are not interested persons of the Trust, formulate  and approve any plan under Rule 12b-1 to finance distribution expenses.

     2.6. The Trust makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies)  complies with the insurance laws or regulations of  the  various states  except that the Trust represents that it is currently in compliance and  shall  at all times remain in compliance with the applicable insurance laws of the domiciliary states of the Participating Insurance Companies  to the  extent that the Participating Insurance Company advises the Trust,  in writing, of such laws or any changes in such laws.

     2.7. KFSC represents and warrants that it is a member in good standing

of  the  NASD  and  is registered as a broker-dealer with  the  SEC.   KFSC

further  represents that it will sell and distribute the  Trust  shares  in accordance  with  the  laws of the Commonwealth of  Massachusetts  and  all applicable  state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

      2.8.  The Trust represents that it is lawfully organized and  validly existing  under the laws of the Commonwealth of Massachusetts and  that  it does and will comply in all material aspects with the 1940 Act.

      2.9.  The Trust represents and warrants that LASC is and shall remain duly registered as an investment adviser in all material aspects under  all applicable  federal and state securities laws and that LASC  shall  perform its  obligations for the Trust in compliance in all material respects  with the applicable laws of the Commonwealth of Massachusetts and any applicable state and federal securities laws.

      2.10.     The Trust represents and warrants that all of its trustees,

officers,  employees,  investment advisers, and other  individuals/entities having access to securities or funds of the Trust are and shall continue to be at all times covered by a joint fidelity bond in an amount not less than three  million  seven hundred fifty thousand dollars ($3,750,000)  with  no deductible  amount.  The aforesaid bond shall include coverage for  larceny and  embezzlement  and  shall be issued by a reputable  fidelity  insurance company.

      2.11.      The  Company  represents and  warrants  that  all  of  its

directors,   officers,   employees,   investment   advisers,   and    other

individuals/entities having access to securities or funds of the Trust  are and shall continue to be at all times covered by a blanket fidelity bond or similar  coverage for the benefit of the Trust, in an amount not less  than ten million dollars ($10,000,000) with no deductible amount.  The aforesaid bond  shall  include  coverage for larceny and embezzlement  and  shall  be issued by a reputable fidelity insurance company.

      2.12.  The Company represents and warrants that it will not,  without the  prior  written  consent of KFSC, purchase Trust shares  with  Separate

Account  assets  derived  from  the sale of  Contracts  to  individuals  or entities which qualify under current or future state or federal law for any type of tax advantage (whether by a reduction or deferral of, deduction  or exemption from, or credit against income or otherwise).  Examples  of  such types  of  funds under current law include:  any tax-advantaged  retirement

program,   whether   maintained  by  an  individual,   employer,   employee

association   or  otherwise  (including,  without  limitation,   retirement

programs  which qualify under Sections 401(a), 401(k), 403(a), 403(b),  408 and  457 of the Code), and any retirement programs maintained for employees of the Government of the United States or by the government of any state or political subdivision thereof, or by any agency or instrumentality  of  any of the foregoing.

      2.13.      The  Company  represents and warrants  that  it  will  not transfer or otherwise convey shares of the Trust, without the prior written consent of KFSC.

ARTICLE III.  Prospectus and Proxy Statements; Voting

     3.1. KFSC shall provide the Company with as many copies of the Trust's current  prospectus,  excluding  the SAI, as  the  Company  may  reasonably request  in connection with delivery of the prospectus, excluding the  SAI,

to   shareholders  and  purchasers  of  Variable  Insurance  Products.   If

requested  by  the  Company in lieu thereof, the Trust shall  provide  such documentation (including a final copy of the new prospectus, excluding  the

SAI,  as  set  in type at the Trust's expense) and other assistance  as  is reasonably  necessary  in order for the Company once  each  year  (or  more frequently  if  the  prospectus  for the Trust  is  amended)  to  have  the prospectus for the Contracts and the Trust's prospectus, excluding the SAI,

printed  together  in one document (such printing to be  at  the  Company's expense).

      3.2. The Trust's prospectus shall state that the SAI for the Trust is available from KFSC and the Trust, at its expense, shall provide final copy of  such SAI to KFSC for duplication and provision to any prospective owner who  requests  the  SAI  and to any owner of a Variable  Insurance  Product

("Owners").

      3.3. The Trust, at its expense, shall provide the Company with copies of  its proxy material, reports to shareholders and other communications to shareholders in such quantity as the Company shall reasonably  require  for distribution to Owners.

     3.4. If and to the extent required by law, the Company and, so long as and  to  the  extent that the SEC continues to interpret the  1940  Act  to require pass-through voting privileges for Owners, the Trust shall:

                    (i)  solicit voting instructions from Owners;

                      (ii)  vote  the  Trust  shares  in  accordance   with

               instructions received from Owners; and

                     (iii)      vote Trust shares for which no instructions

               have been received in the same proportion as Trust shares of such Series for which instructions have been received;

The  Company reserves the right to vote Trust shares held in any segregated

asset  account  in  its  own  right,  to  the  extent  permitted  by   law.

Participating Insurance Company shall be responsible for assuring that each of  its  Separate  Accounts participating in the  Trust  calculates  voting privileges  in  a manner consistent with the standards to  be  provided  in writing to the Participating Insurance Companies.

      3.5.  The  Trust  will comply with all provisions  of  the  1940  Act requiring voting by shareholders.  The Trust reserves the right to take all actions, including but not limited to, the dissolution, merger, and sale of all assets of the Trust upon the sole authorization of its Trustees, to the extent  permitted by the laws of the Commonwealth of Massachusetts and  the

1940 Act.

ARTICLE IV.  Sales Material and Information

     4.1. The Company shall furnish, or shall cause to be furnished, to the

Trust  or its designee, each piece of sales literature or other promotional material in which the Trust or LASC, or any sub-adviser ("Sub-Adviser"), or

KFSC  is  named,  at least fifteen (15) days prior to  its  use.   No  such

material  shall  be used if the Trust or its designee object  to  such  use within fifteen (15) days after receipt of such material.

      4.2.  The  Company  shall  not  give  any  information  or  make  any representations  or  statements on behalf of the Trust  or  concerning  the

Trust  in  connection  with  the  sale of  the  Contracts  other  than  the information  or representations contained in the registration statement  or

Prospectus  for  the  Trust  shares, as  such  registration  statement  and

Prospectus may be amended or supplemented from time to time, or in  reports or  proxy  statements  for  the  Trust, or in  sales  literature  or  other promotional  material  approved by the Trust or its designee  or  by  KFSC,

except with the permission of the Trust or KFSC or the designee of either.

      4.3.  The Trust or its designee shall furnish, or shall cause  to  be furnished,  to the Company or its designees, each piece of sales literature or  other  promotional material in which the Company  and/or  its  Separate

Account(s), are named at least fifteen (15) days prior to its use.  No such material  shall be used if the Company or its designee object to  such  use within fifteen (15) days after receipt of such material.

      4.4.  The Trust and KFSC shall not give any information or  make  any representations  or statements on behalf of the Company or  concerning  the

Company,  any  Separate Account, or the Variable Insurance  Products  other than  the  information  or  representations  contained  in  a  registration statement  or  prospectus  for such Variable Insurance  Products,  as  such registration  statement and prospectus may be amended or supplemented  from time  to time, or in published reports for such Separate Account which  are in the public domain or approved by the Company for distribution to Owners,

or  in  sales  literature  or other promotional material  approved  by  the

Company or its designee, except with the permission of the Company.

      4.5. The Trust will provide to the Company at least one complete copy

of   all  registration  statements,  prospectuses,  SAIs,  reports,   proxy

statements,  sales literature and other promotional materials, applications for exemption, requests for no-action letters, and all amendments to any of the  above, that relate to the Trust or its shares, contemporaneously  with the filing of such document with the SEC or other regulatory authorities.

      4.6. The Company will provide to the Trust at least one complete copy of  all registration statements, prospectuses, SAIs, reports, solicitations for  voting instructions, sales literature and other promotional materials,

applications  for  exemption,  requests  for  no-action  letters,  and  all amendments  to  any  of  the above, that relate to the  Variable  Insurance

Products or any Separate Account, contemporaneously with the filing of such document with the SEC.

     4.7. For purposes of this Article IV., the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements

(such as material published, or designed for use in, a newspaper, magazine,

or  other  periodical,  radio,  television, telephone  or  tape  recording,

videotape  display, signs or billboards, motion pictures, or  other  public media),  sales  literature (i.e., any written communication distributed  or made  generally available to customers or the public, including  brochures,

circulars,  research reports, market letters, form letters  seminar  texts,

reprints  or  excerpts  of any other advertisement,  sales  literature,  or

published   article),   educational  or   training   materials   or   other

communications  distributed or made generally  available  to  some  or  all agents  or  employees,  and  registration statements,  prospectuses,  SAIs,

shareholder reports, and proxy materials.

ARTICLE V.  Fees and Expenses

      5.1. The Trust and KFSC shall pay no fee or other compensation to the

Company under this Agreement, except that if the Trust or any Series adopts and  implements  a  plan  pursuant to Rule 12b-1  to  finance  distribution expenses,  then KFSC may make payments to the Company or to the underwriter for the Variable Insurance Products if and in amounts agreed to by KFSC  in writing and such payments will be made out of existing fees payable to KFSC by  the Trust for this purpose.  No such payments shall be made directly by the  Trust.  Currently, no such plan pursuant to Rule 12b-1 or payments are contemplated.

      5.2.  All  expenses incident to performance by the Trust  under  this

Agreement shall be paid by the Trust.  The Trust shall see to it  that  all its  shares  are registered and authorized for issuance in accordance  with applicable  federal law and, if and to the extent deemed advisable  by  the

Trust,  in accordance with applicable state laws prior to their sale.   The

Trust  shall  bear  the expenses of registration and qualification  of  the

Trust's  shares,  preparation  and filing of  the  Trust's  prospectus  and registration statement, proxy materials and reports, setting the prospectus in  type,  setting in type and printing the proxy materials and reports  to shareholders (including the costs of printing a prospectus that constitutes an  annual report), the preparation of all statements and notices  required by  any federal or state law, and all taxes on the issuance or transfer  of the Trust's shares.

      5.3.  The Company shall bear the expenses of distributing the Trust's proxy materials and reports to Owners.

ARTICLE VI.  Diversification

      6.1.  The  Trust  will at all times invest money  from  the  Variable

Insurance  Products  in such a manner as to ensure that,  insofar  as  such investment  is  required to assure such treatment, the  Variable  Insurance

Products  will  be  treated as variable contracts under the  Code  and  the

regulations  issued  thereunder.   Without  limiting  the  scope   of   the

foregoing,  the Trust will at all times comply with Section 817(h)  of  the

Code   and   the   Treasury   Regulations  thereunder   relating   to   the

diversification  requirements  for variable  annuity,  endowment,  or  life insurance  contracts  and  any amendments or other  modifications  to  such

Section or Regulations.

ARTICLE VII.  Potential Conflicts

      7.1.  The  Trustees will monitor the Trust for the existence  of  any material  irreconcilable conflict between the interests of  the  Owners  of

separate  accounts  of  the Company investing in  the  Trust.   A  material

irreconcilable conflict may arise for a variety of reasons, including:  (a)

an  action  by any state insurance regulatory authority; (b)  a  change  in

applicable  federal  or  state  insurance,  tax,  or  securities  laws   or

regulations,  or  a  public  ruling, private letter  ruling,  no-action  or interpretive letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision  in  any relevant proceeding; (d) the manner in which the investments of any  Series are  being  managed;  (e)  a  difference in voting  instructions  given  by variable annuity contract and variable life insurance policy owners; or (f)

a  decision  by an insurer to disregard the voting instructions of  Owners.

The  Trustees  shall promptly inform the Company if it  determines  that  a material irreconcilable conflict exists and the implications thereof.

      7.2.  The  Company  will report any potential or  existing  conflicts

(including  the occurrence of any event specified in paragraph  7.1.  which may  give  rise  to such a conflict) of which it is aware to the  Trustees.

The Company will assist the Trustees in carrying out their responsibilities under  the  Shared Funding Exemptive Order, by providing the Trustees  with all  information  reasonably necessary for the  Trustees  to  consider  any issues raised.  This includes, but is not limited to, an obligation by  the

Company  to  inform  the  Trustees whenever Owner voting  instructions  are disregarded.

      7.3. If it is determined by a majority of the Trustees, or a majority of  its  disinterested  Trustees, that a material  irreconcilable  conflict exists,  the Company and other Participating Insurance Companies shall,  at their expense and to the extent reasonably practicable (as determined by  a majority  of the disinterested Trustees), take whatever steps are necessary to  remedy  or eliminate the material irreconcilable conflict,  up  to  and

including:   (1), withdrawing the assets allocable to some or  all  of  the separate  accounts of Participating Insurance Companies from the  Trust  or any  Series  and reinvesting such assets in a different investment  medium,

including  (but not limited to) another Series of the Trust, or  submitting the  question whether such segregation should be implemented to a  vote  of all  affected  Owners and, as appropriate, segregating the  assets  of  any appropriate  group (i.e., annuity contract owners, life insurance  contract owners,  or variable contract owners of one or more Participating Insurance

Companies)  that  votes in favor of such segregation, or  offering  to  the affected Owners the option of making such a change; (2), establishing a new registered  management investment company or managed separate account;  and

(3) obtaining SEC approval.

      7.4.  If  a  material  irreconcilable conflict arises  because  of  a decision  by  the Company to disregard Owner voting instructions  and  that decision represents a minority position or would preclude a majority  vote,

the  Company  may  be required, at the Trust's election,  to  withdraw  the affected  Separate  Account's investment in the Trust  and  terminate  this

Agreement; provided, however that such withdrawal and termination shall  be limited  to  the  extent required by the foregoing material  irreconcilable

conflict  as  determined by a majority of the disinterested Trustees.   Any

such withdrawal and termination must take place within six (6) months after the  Trust  gives written notice that this provision is being  implemented,

and  until  the  end  of  that six (6) month period KFSC  and  Trust  shall continue  to  accept and implement orders by  the Company for the  purchase

(and redemption) of shares of the Trust.

     7.5. If a material irreconcilable conflict arises because a particular state  insurance regulator's decision applicable to  the Company  conflicts

with  the  majority  of  other state regulators,  then   the  Company  will

withdraw  the  affected  Separate Account's investment  in  the  Trust  and terminate  this  Agreement within six (6) months after the Trustees  inform the  Company  in writing that they have determined that such  decision  has created  a  material irreconcilable conflict; provided, however, that  such withdrawal and termination shall be limited to the extent required  by  the foregoing  material irreconcilable conflict as determined by a majority  of the  disinterested Trustees.  Until the end of the foregoing six (6)  month period,  KFSC  and Trust shall continue to accept and implement  orders  by the Company for the purchase (and redemption) of shares of the Trust.

      7.6. For purposes of Sections 7.3. through 7.6. of this Agreement,  a majority of the disinterested Trustees shall determine whether any proposed action adequately remedies any material irreconcilable conflict, but in  no event will the Trust be required to establish a new funding medium for  the

Variable Insurance Products.  The Company shall not be required by  Section

7.3.  to establish a new funding medium for the Variable Insurance Products if  an  offer  to do so has been declined by vote of a majority  of  Owners

materially adversely affected by the material irreconcilable conflict.   In

the  event  that the Trustees determine that any proposed action  does  not adequately  remedy any material irreconcilable conflict, then  the  Company will  withdraw the affected Separate Account's investment in the Trust  and terminate  this  Agreement within six (6) months after the Trustees  inform the  Company in writing of the foregoing determination, provided,  however,

that  such  withdrawal  and  termination shall be  limited  to  the  extent required  by any such material irreconcilable conflict as determined  by  a majority of the disinterested Trustees.

     7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended,

or  Rule 6e-3 is adopted, to provide exemptive relief from any provision of the  1940 Act or the rules promulgated thereunder with respect to mixed  or shared funding (as defined in the Shared Funding Exemptive Order) or  terms and  conditions  materially different from those contained  in  the  Shared

Funding  Exemptive  Order,  then  (a) the  Trust  and/or  the  Company,  as appropriate, shall take such steps as may be necessary to comply with Rules

6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules  are applicable; and (b) Sections 3.4., 3.5., 7.1., 7.2., 7.3., 7.4.,

and 7.5. of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.  Indemnification

     8.1. Indemnification By The Company

           8.1.(a).  The Company will indemnify and hold harmless the Trust and each of its Trustees and Officers and each person, if any, who controls the  Trust  within the meaning of Section 15 of the 1933 Act (collectively,

the  "Indemnified Parties" for purposes of this Section 8.1.)  against  any and  all  losses, claims, damages, liabilities (including amounts  paid  in

settlement  with  the  written  consent  of   the  Company)  or  litigation

(including legal and other expenses), to which the Indemnified Parties  may become  subject under any statute, regulation, at common law or  otherwise,

insofar  as  such  losses,  claims, damages, liabilities  or  expenses  (or actions  in  respect thereof) or settlements are related  to  the  sale  or acquisition of the Trust's shares or the Variable Insurance Products and:

                     (i)   arise  out  of  or  are based  upon  any  untrue

               statements or alleged untrue statements of any material fact contained  in  the registration statement or prospectus  for the  Variable Insurance Products or contained in  the  sales literature  for  the  Variable Insurance  Products  (or  any amendment or supplement to any of the foregoing),  or  arise out  of  or  are  based  upon the omission  or  the  alleged omission  to  state therein a material fact required  to  be stated  therein or necessary to make the statements  therein not  misleading, provided that this Agreement  to  indemnify shall  not  apply  as  to  any  Indemnified  Party  if  such statement or omission or such alleged statement or  omission was made in reliance upon and in conformity with information furnished in writing to  the Company by or on behalf of  the

               Trust  for  use in the registration statement or  prospectus for  the  Variable  Insurance Products or  in  the  Variable

               Insurance Products or sales literature (or any amendment  or supplement) or otherwise for use in connection with the sale of the Variable Insurance Products or Trust shares; or

                     (ii)  arise  out  of or are based upon  statements  or

               representations  (other than statements  or  representations contained in the registration statement, Prospectus or sales literature  of  the Trust not supplied by  the  Company,  or persons  under  its  control) or  wrongful  conduct  of  the

               Company  or persons under its control, with respect  to  the sale  or distribution of the Variable Insurance Products  or

               Trust shares; or

                     (iii)     arise out of any untrue statement or alleged

               untrue  statement  of  a  material  fact  contained   in   a

               registration  statement, Prospectus, or sales literature  of the Trust or any amendment thereof or supplement thereto  or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make  the statements  therein not misleading if such  a  statement  or omission was made in reliance upon information furnished  in writing to the Trust by or on behalf of  the Company; or

                     (iv)  arise out of or result from any failure by   the

               Company  to  provide the services and furnish the  materials contemplated by this Agreement; or

                    (v)  arise out of or result from any material breach of

               any  representation and/or warranty made by  the Company  in this  Agreement  or arise out of or result  from  any  other material breach of this Agreement by  the Company.

            8.1.(b).    The  Company  shall  not  be  liable   under   this

indemnification  provision  with respect to any  losses,  claims,  damages,

liabilities or litigation to which an Indemnified Party would otherwise  be subject  by  reason  of such Indemnified Party's willful  misfeasance,  bad faith,  or negligence in the performance of such Indemnified Party's duties or  by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to the Trust, whichever is applicable.

            8.1.(c).    The  Company  shall  not  be  liable   under   this

indemnification  provision  with respect  to  any  claim  made  against  an

Indemnified  Party  unless such Indemnified Party shall have  notified  the

Company  in  writing within a reasonable time after the  summons  or  other first  legal  process giving information of the nature of the  claim  shall have  been  served  upon such Indemnified Party (or after such  Indemnified

Party  shall have received notice of such service on any designated agent),

but  failure to notify the Company of any such claim shall not relieve  the

Company  from  any  liability which it may have to  the  Indemnified  Party against  whom  such  action is brought otherwise than on  account  of  this indemnification provision.  In case any such action is brought against  the

Indemnified Parties, the Company shall be entitled to participate,  at  its own  expense,  in the defense of such action.  The Company  also  shall  be entitled  to assume the defense thereof, with counsel satisfactory  to  the party named in the action.  After notice from  the Company to such party of the election of  the Company to assume the defense thereof, the Indemnified

Party  shall bear the fees and expenses of any additional counsel  retained by  it,  and  the  Company  will not be liable to  such  party  under  this

Agreement  for  any legal or other expenses subsequently incurred  by  such party  independently  in  connection with the defense  thereof  other  than reasonable costs of investigation.

           8.1.(d).   The  Indemnified Parties  will  promptly  notify  the

Company  of the commencement of any litigation or proceedings against  them in  connection  with  the  issuance or sale of  the  Trust  shares  or  the

Contracts or the operation of the Trust.

     8.2. Indemnification By the Trust

          8.2.(a).  The Trust will indemnify and hold harmless the Company,

and  each  of  its  directors and officers and each  person,  if  any,  who controls  the  Company within the meaning of Section 15  of  the  1933  Act

(collectively, the "Indemnified Parties" for purposes of this Section 8.2.)

against any and all losses, claims, damages, liabilities (including amounts paid  in  settlement with the written consent of the Trust)  or  litigation

(including  legal and other expenses) to which the Indemnified Parties  may become  subject under any statute, regulation at common law  or  otherwise,

insofar  as  such  losses,  claims, damages, liabilities  or  expenses  (or

actions   in  respect  thereof)  or  settlements  result  from  the   gross

negligence, bad faith or willful misconduct of the Trustees or  any  member thereof, are related to the operations of the Trust and:

                     (i)  arise as a result of any failure by the Trust  to

               provide  the  services and furnish the materials  under  the terms of this Agreement (including a failure to comply  with the diversification requirements specified in Article VI. of this Agreement); or

                    (ii) arise out of or result from any material breach of

               any representation and/or warranty made by the Trust in this

               Agreement or arise out of or result from any other  material breach of this Agreement by the Trust;

as  limited  by and in accordance with the provisions of Sections  8.2.(b).

and 8.2.(c). hereof.

            8.2.(b).    The   Trust  shall  not  be   liable   under   this

indemnification  provision  with respect to any  losses,  claims,  damages,

liabilities or litigation to which an Indemnified Party would otherwise  by subject  by  reason  of such Indemnified Party's willful  misfeasance,  bad faith,  or gross negligence in the performance of such Indemnified  Party's duties  or  by  reason  of such Indemnified Party's reckless  disregard  of obligations and duties under this Agreement or to the Company,  the  Trust,

KFSC or each Separate Account, whichever is applicable.

            8.2.(c).    The   Trust  shall  not  be   liable   under   this

indemnification  provision  with respect  to  any  claim  made  against  an

Indemnified  Party  unless such Indemnified Party shall have  notified  the

Trust  in writing within a reasonable time after the summons or other first legal  process  giving information of the nature of the  claim  shall  have served  upon such Indemnified Party (or after such Indemnified party  shall have  received notice of such service on any designated agent), but failure to  notify the Trust of any such claim shall not relieve the Trust from any liability  which  it may have to the Indemnified Party  against  whom  such action  is  brought  otherwise  than on  account  of  this  indemnification

provision.   In  case  any such action is brought against  the  Indemnified

Parties, the Trust will be entitled to participate, at its own expense,  in

the  defense  thereof.   The Trust also shall be  entitled  to  assume  the

defense  thereof,  with  counsel satisfactory to the  party  named  in  the

action.   After notice from the Trust to such party of the Trust's election to  assume the defense thereof, the Indemnified Party shall bear  the  fees and  expenses  of any additional counsel retained by it, and  the  Trustees will  not  be  liable to such party under this Agreement for any  legal  or other  expenses  subsequently  incurred  by  such  party  independently  in connection  with  the  defense  thereof  other  than  reasonable  cases  of investigations.

          8.2.(d).  The Company and KFSC agree promptly to notify the Trust of the commencement of any litigation or proceedings against them or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of  either

Account, or the sale or acquisition of shares of the Trust.

ARTICLE IX.  Applicable Law

      9.1.  This  Agreement  shall be construed and the  provisions  hereof interpreted  under and in accordance with the laws of the  Commonwealth  of

Massachusetts provided, however, that if such laws or any of the provisions of  this Agreement conflict with applicable provisions of the 1940 Act, the latter shall control.

      9.2.       This Agreement shall be made subject to the provisions  of the  1933,  1934, and 1940 Acts, and the rules and regulations and  rulings thereunder,  including  such  exemptions from  those  statutes,  rules  and regulations as the SEC may grant (including, but not limited to, the Shared

Funding  Exemptive  Order) and the terms hereof shall  be  interpreted  and construed in accordance therewith.

ARTICLE X.  Termination

     10.1.     This Agreement shall terminate:

          (a)  at the option of any party upon one (1) year advance written notice  to  the other parties; provided, however such notice shall  not  be given earlier than one (1) year following the date of this Agreement; or

           (b)  at the option of  the Company to the extent that shares  of

Series  are  not  reasonably  available to meet  the  requirements  of  the

Variable  Insurance  Products  as  determined  by   the  Company,  provided

however,  that  such  termination  shall  apply  only  to  the  Series  not reasonably available.  Prompt notice of the election to terminate for  such cause shall be furnished by  the Company; or

           (c)   at  the  option  of  the Trust in the  event  that  formal administrative proceedings are instituted against  the Company or  KFSC  by the  NASD, the SEC, the Insurance Commissioner or any other regulatory body regarding the duties of  the Company under this Agreement or related to the sale of the Variable Insurance Products, with respect to the operation of a

Separate  Account, or the purchase of the Trust shares, provided,  however,

that  the  Trust determines in its sole judgement exercised in good  faith,

that  any  such  administrative proceedings will have  a  material  adverse effect  upon  the ability of  the Company to perform its obligations  under this Agreement or of KFSC to perform its obligations under its underwriting agreement with the Trust; or

           (d)   at  the  option of  the Company in the event  that  formal administrative proceedings are instituted against the Trust  by  the  NASD,

the  SEC,  or  any state securities or insurance department  or  any  other regulatory body, provided, however, that  the Company determine in its sole judgement exercised in good faith, that any such administrative proceedings will  have  a  material adverse effect upon the ability  of  the  Trust  to perform its obligations under this Agreement; or

          (e)  with respect to a Separate Account, upon requisite authority to  substitute the shares of another investment company for shares  of  the corresponding  Series  of the Trust in accordance with  the  terms  of  the

Variable Insurance Products for which those Series shares had been selected to  serve as the underlying investment media.  The Company will give thirty

(30)  days'  prior written notice to the Trust of the date of any  proposed action to replace the Trust shares; or

           (f)   at  the option of  the Company, in the event  any  of  the

Trust's  shares  are  not  registered, issued or sold  in  accordance  with applicable federal and any state law or such law precludes the use of  such shares  as  the  underlying  investment media  of  the  Variable  Insurance

Products issued or to be issued by the Company; or

           (g)   at  the  option of  the Company, if the  Trust  ceases  to qualify as a Regulated Investment Company under Subchapter M of the Code or under  any  successor or similar provision, or if  the  Company  reasonably believes that the Trust may fail to so qualify; or

          (h)  at the option of the Company, if the Trust fails to meet the diversification requirements specified in Article VI. hereof; or

           (i)  at the option of either the Trust or KFSC, if (1) the Trust or  KFSC,  respectively, shall determine, in its sole judgement  reasonably exercised in good faith, that  the Company has suffered a material  adverse change in its business or financial condition or is the subject of material adverse  publicity and such material adverse publicity will have a material adverse  impact  upon the business and operations of either  the  Trust  or

KFSC,  (2) the Trust or KFSC shall notify  the Company in writing  of  such determination  and its intent to terminate this Agreement,  and  (3)  after considering  the  actions taken by  the Company and any  other  changes  in circumstances  since the giving of such notice, such determination  of  the

Trust  or KFSC shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth (60th) day shall be the effective date of termination; or

           (j)   at  the option of  the Company, if (1)  the Company  shall determine,  in its sole judgment reasonably exercised in good  faith,  that either  the  Trust or KFSC has suffered a material adverse  change  in  its business  or  financial  condition or is the subject  of  material  adverse publicity  and such material adverse publicity will have a material adverse impact  upon the business and operations of  the Company, (2)  the  Company shall  notify the Trust and KFSC in writing of such determination  and  its intent  to  terminate the Agreement, and (3) after considering the  actions taken by the Trust and/or KFSC and any other changes in circumstances since the  giving of such notice, such determination shall continue to  apply  on the sixtieth (60th) day following the giving of such notice, which sixtieth

(60th) day shall be the effective date of termination; or

           (k)   at the option of either the Trust or KFSC, if  the Company gives  the Trust and KFSC the written notice specified in Section 10.3.(a).

hereof  and  at  the  time such notice was given there  was  no  notice  of termination  outstanding  under  any other  provision  of  this  Agreement;

provided,  however  any termination under this Section 10.1.(k).  shall  be effective forty-five (45) days after the notice specified in 10.3.(a).  was given.

      10.2.      It  is understood and agreed that the right of  any  party hereto  to  terminate this Agreement pursuant to Section 10.1.(a).  may  be exercised for any reason or for no reason.

      10.3.     Notice Requirement.  No termination of this Agreement shall be  effective  unless and until the party terminating this Agreement  gives prior  written notice to all other parties to this Agreement of its  intent to  terminate  which notice shall set forth the basis for such termination.

Furthermore,

           (a)   in  the  event  that any termination  is  based  upon  the provisions  of  Article  VII.,  or  the  provision  of  Section  10.1.(a).,

10.1.(i).,  10.1.(j). or 10.1.(k). of this Agreement,  such  prior  written notice  shall  be given in advance of the effective date of termination  as required by such provisions; and

           (b)   in  the  event  that any termination  is  based  upon  the provisions of Section 10.1.(c). or 10.1.(d). of this Agreement, such  prior written  notice  shall  be  given at least  ninety  (90)  days  before  the effective date of termination.

      10.4.      Effect of Termination.  Notwithstanding any termination of

this  Agreement,  the Trust and KFSC shall at the option of   the  Company,

continue to make available additional shares of the Trust pursuant  to  the terms and conditions of this Agreement, for all Variable Insurance Products

in   effect  on  the  effective  date  of  termination  of  this  Agreement

(hereinafter  referred  to as "Existing Products").  Specifically,  without limitation,  the  Owners of the Existing Products  shall  be  permitted  to reallocate investments in the Trust, redeem investments in the Trust and/or invest  in the Trust upon the making of additional purchase payments  under the Existing Products.  The parties agree that this Section 10.4. shall not apply to any terminations under Article VII. and the effect of such Article

VII. terminations shall be governed by Article VII. of this Agreement.

      10.5.      The Company shall not redeem Trust shares attributable  to the Variable Insurance Products (as opposed to Trust shares attributable to the Company's assets held in a Separate Account) except (i) as necessary to implement Owner initiated transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application  (hereinafter referred to as a "Legally Required  Redemption").

Upon  request, the Company will promptly furnish to the Trust and KFSC  the opinion  of  counsel  for the Company (which counsel  shall  be  reasonably satisfactory  to  the  Trust and KFSC) to the effect  that  any  redemption

pursuant   to   clause  (ii)  above  is  a  Legally  Required   Redemption.

Furthermore,  except  in  cases where permitted  under  the  terms  of  the

Variable  Insurance  Products, the Company shall not  prevent  Owners  from allocating  payments  to a Series that was otherwise  available  under  the

Variable Insurance Products without first giving the Trustee or KFSC ninety

(90) days notice of their intention to do so.

ARTICLE XI.  Notices

      Any  notice  shall be sufficiently given when sent by  registered  or certified  mail to the other party at the address of such party  set  forth below  or at such other address as such party may from time to time specify in writing to the other party.

     If to the Trust:

          c/o Liberty Investment Services, Inc.
          600 Atlantic Avenue
          Boston, Massachusetts  02210
          Attention:  Secretary

     If to the Company:

          Keyport Benefit Life Insurance Company
          Service Office
          125 High Street
          Boston, MA  02110
          Attention:  General Counsel

          Liberty Life Assurance Company of Boston
          175 Berkeley Street
          Boston, MA  02117
          Attention:  General Counsel

     If to KFSC:

          Keyport Financial Services, Corp.
          125 High Street
          Boston, Massachusetts  02110
          Attention:  Secretary

ARTICLE XII.  Miscellaneous

      12.1.       All  persons dealing with Trust must look solely  to  the

property  of the Trust for the enforcement of any claims against the  Trust hereunder  and  otherwise understand that neither the  Trustees,  officers,

agents  or  shareholders of the Trust have any personal liability  for  any obligations entered into by or on behalf of the Trust.

     12.2.      Subject to the requirements of legal process and regulatory authority,  each  Party hereto shall treat as confidential  the  names  and addresses  of  the  Owners  and all information  reasonably  identified  as confidential in writing be any other party hereto and, except as  permitted by  this  Agreement, shall not disclose, disseminate or utilize such  names and  addresses and other confidential information until such time as it may come  into  the  public domain without the express written consent  of  the affected party.

     12.3.      The captions in this Agreement are included for convenience of  reference only and in no way define or delineate any of the  provisions hereof or otherwise affect their construction or effect.

      12.4.       This Agreement may be executed simultaneously in  two  or

more  counterparts, each of which taken together shall constitute  one  and the same instrument.

      12.5.       If any provision of this Agreement shall be held or  made

invalid  by a court decision, statute, rule or otherwise, the remainder  of the Agreement shall not be effected thereby.

     12.6.      Each party hereto shall cooperate with each other party and all  appropriate governmental authorities (including without limitation the

SEC, the NASD, the Internal Revenue Service and state insurance regulators)

and  shall  permit  such authorities reasonable access  to  its  books  and records  in connection with any investigation or inquiry relating  to  this

Agreement or the transactions contemplated hereby.

     12.7.      The Trust and KFSC agree that to the extent any advisory or other fees received by the Trust, KFSC, Colonial or LASC are determined  to be  unlawful in appropriate legal or administrative proceedings, the  Trust shall  indemnify  and reimburse the Company for any out of pocket  expenses and  actual  damages  the Company has incurred as  a  result  of  any  such proceeding, provided however that the provision of Section 8.2.(b). of this

and   8.2.(c).  shall  apply  to  such  indemnification  and  reimbursement obligation.  Such indemnification and reimbursement obligation shall be  in addition to any other indemnification and reimbursement obligations of  the

Trust under this Agreement.

      12.8.       The  rights, remedies and obligations contained  in  this

Agreement  are  cumulative  and are in addition  to  any  and  all  rights,

remedies and obligation, at law or in equity, which the parties hereto  are entitled to under state and federal laws.

      IN  WITNESS  WHEREOF,  each of the parties  hereto  has  caused  this

Agreement  to  be  executed  in its name and on  its  behalf  by  its  duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.

                         KEYPORT BENEFIT LIFE INSURANCE COMPANY
                         By its authorized officer,

                         By:   /s/Stephen B. Bonner

                         Title:  Senior Vice President

                         Date:  5-11-98

                         KEYPORT FINANCIAL SERVICES CORP.
                         By its authorized officer,

                         By:   /s/James J. Klopper

                         Title:  Clerk

                         Date:   5-11-98

                         LIBERTY VARIABLE INVESTMENT TRUST
                         By its authorized officer,

                         By:    /s/Kevin M. Carome

                         Title:  Secretary

                         Date:   5/20/98







                                Schedule A




Individual and group variable annuity contracts and certificates.

Individual variable life contracts.

                                                      EXHIBIT 10



                        CONSENT OF INDEPENDENT AUDITORS





    We consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information and to the use of our report dated March 13, 1998, with respect to the financial statements of Keyport Benefit Life Insurance Company (formerly American Benefit Life Insurance Company), included in this Post-Effective Amendment No. 1 to the Registration Statement (Form N-4, Nos. 333-45727 and 811-08635) and related prospectus for the registration of its group annuity contracts.






                                                 /s/ERNST & YOUNG LLP


Des Moines, Iowa
June 29, 1998